                              SEASONS SERIES TRUST

                               ------------------

                                 ANNUAL REPORT
                                 MARCH 31, 2000

                                     [LOGO]

DEAR INVESTOR:

We are pleased to present the annual report for the Seasons Series Trust, the underlying investment for the SEASONS SELECT VARIABLE ANNUITY issued by Anchor National Life Insurance Company. During the 12 months from April 1, 1999 to March 31, 2000, equities took investors on a thrilling ride that included a number of record highs. However, only a strong rally in the final month prevented the stock market from ending the period with flat returns, with the S&P 500 Index finally posting a 17.94% gain for the annual period.

To help you better understand the environment in which your SEASONS SELECT investment performed, we have provided a recap of the U.S. equity, U.S. fixed income, and global markets during the past twelve months. Market outlooks by seven of SEASONS SELECT'S world-class money managers -- Putnam Investment Management, Inc., T. Rowe Price Associates, Inc., Janus Capital Corporation, SunAmerica Asset Management Corp., Wellington Management Company, LLP, Goldman Sachs Asset Management, and Lord, Abbett & Co. -- have also been provided.

U.S. EQUITY MARKET OVERVIEW

Consumer spending powered the U.S. economy forward throughout the twelve-month period. With job growth strong and unemployment hovering at historic lows, the Federal Reserve raised key short-term lending rates five times during the period in an effort to forestall inflationary pressures. The ensuing interest rate uncertainty kept equity markets volatile throughout the period.

The market's enthusiasm for stocks of "New Economy" companies (new companies primarily in the Internet and technology sectors) over "Old Economy" companies (older, more established companies in cyclical industries such as transportation, manufacturing and basic industries) became even more apparent in the period's closing months. As the stocks of New Economy companies rallied, stocks of Old Economy companies underperformed.

  Outlook from SunAmerica Asset Management Corp.

  "CURRENT MARKET FOCUS CONTINUES TO BE THE EXTRAORDINARY VALUATIONS ASSIGNED TO GROWTH, ESPECIALLY TECHNOLOGY. HEADING INTO THE SECOND QUARTER, WE ARE MAINTAINING OUR CONCENTRATION ON THOSE SECTORS OF THE MARKET THAT WE BELIEVE WILL PRODUCE DOUBLE-DIGIT EARNINGS GROWTH. HIGH VALUATIONS AND FASTER ECONOMIC GROWTH WILL BE THE FOCUS GOING FORWARD."

  Outlook from Janus Capital Corporation

  "ALTHOUGH THE RECENT PULLBACK (BEGINNING IN APRIL) IN MANY TECHNOLOGY AND NEW ECONOMY NAMES IS DISAPPOINTING, IT ALSO REPRESENTS NORMAL STOCK MARKET BEHAVIOR -- IT IS NOT UNUSUAL FOR STOCKS TO PAUSE FOLLOWING SUCH A LONG PERIOD OF REMARKABLE PERFORMANCE. HOWEVER, WE ARE STAYING THE COURSE WHEREVER OUR RESEARCH GIVES US REAL CONVICTION IN THE UNDERLYING FUNDAMENTALS. AND, AS ALWAYS, WE ARE MONITORING DEVELOPMENTS CLOSELY AND ATTEMPTING TO USE THE MARKET'S RECENT VOLATILITY TO OUR ADVANTAGE."

  Outlook from T. Rowe Price Associates, Inc.

  "STOCKS CONTINUE TO FACE CHALLENGES FROM RISING SHORT-TERM RATES AND HIGH VALUATIONS AMONG MARKET LEADERS. WE BELIEVE THE WIDE VALUATION GAP BETWEEN GROWTH STOCKS AND VALUE SHARES WILL NARROW IN THE NEAR TERM, BUT WE REMAIN OPTIMISTIC ABOUT GROWTH STOCK PROSPECTS OVER THE NEXT FEW YEARS. OVERSEAS, MARKET PROSPECTS APPEAR GENERALLY MORE FAVORABLE THAN IN THE U.S."

                                                                ----------------

  Outlook from Lord, Abbett & Co.

  "WE EXPECT CORPORATE PROFITS TO INCREASE IN 2000, AS FOREIGN ECONOMIES CONTINUE TO IMPROVE (THUS EXPANDING MARGINS ON U.S. EXPORTS) EVEN AS THE U.S. ECONOMY SLOWS TO A MORE SUSTAINABLE RATE OF GROWTH. ALTHOUGH THE FED MAY HAVE TO RAISE SHORT-TERM INTEREST RATES ANOTHER 25 TO 50 BASIS POINTS DURING THE NEXT 6 TO 12 MONTHS, WE BELIEVE LONG-TERM INTEREST RATES SHOULD STABILIZE IN THE 6 TO 6.5% RANGE."

U.S. FIXED INCOME MARKET OVERVIEW

It was a volatile year for interest rates and credit spreads as the Federal Reserve increased the Federal Funds rate a total of 1.25% over the year to 6%. However, longer-term yields -- as measured by 10- and 30-year Treasury bonds -- peaked in January at over 6.5%. Since then they have fallen to just under 6%. This anomaly of long-term rates being lower than short-term rates -- commonly called an inverted yield curve -- is primarily attributable to the Treasury Department's use of the budget surpluses to buy back long-term issues, reducing their supply. The high yield market, which outperformed governments over the first nine months of the period ended March 31, 2000, gave it all back in the last three.

  Outlook from Wellington Management Company

  "THE STRENGTH OF THE U.S. ECONOMY CONTINUES TO CONFOUND THE FEDERAL RESERVE AND INVESTORS ALIKE. WE BELIEVE THAT ADDITIONAL RATE HIKES WILL BE FORTHCOMING TO REIN IN THE CURRENT PACE OF GROWTH. EVENTUALLY, A HIGHER INTEREST RATE LEVEL SHOULD HELP TO PRODUCE SOME MODERATION IN ECONOMIC ACTIVITY, BUT THE EXPECTED SLOWING IS PRESUMED TO BE MODEST IN NATURE. OVERALL, WE EXPECT TO ENJOY CONTINUED STRONG GROWTH, DOUBLE-DIGIT EARNINGS GAINS AND SUSTAINED LOW INFLATION -- A GENERALLY POSITIVE ENVIRONMENT FOR FINANCIAL MARKETS."

  Outlook from Goldman Sachs Asset Management

  "GOING FORWARD, WE BELIEVE THAT, AS LONG AS INFLATION REMAINS TAME, THE FEDERAL RESERVE MAY MOVE A BIT MORE SLOWLY THAN MARKET PARTICIPANTS EXPECT BETWEEN NOW AND YEAR-END. WE CONTINUE TO BELIEVE THAT SHORT-TERM RATES WILL RISE ONLY 50 BASIS POINTS IN COMING MONTHS AND THEN REMAIN FLAT FOR THE REST OF 2000 AS GROWTH MODERATES SLIGHTLY FROM ITS CURRENT HECTIC PACE."

GLOBAL MARKET OVERVIEW

In the international equity markets, returns were essentially flat during the final three months of the reporting period as the strong performance witnessed in 1999 failed to carry on into the new year. Volatility was a key feature of the markets as positive sentiment, inspired by continued global growth and a relatively benign inflationary environment, was continually offset by concerns over the impact of rising interest rates.

  Outlook from Putnam Investment Management

  "WE ARE OPTIMISTIC ABOUT MARKETS IN CONTINENTAL EUROPE AS THE REGION'S PROSPECTS CONTINUE TO BRIGHTEN. FRANCE REMAINS ONE OF OUR FAVORITES, BOLSTERED BY A HEALTHY ECONOMY AND A BURGEONING TECHNOLOGY AND TELECOMMUNICATIONS SECTOR. WHILE WE ARE BEGINNING TO LOOK MORE FAVORABLY ON GERMANY, WE REMAIN CAUTIOUS ON STOCKS OF THE UNITED KINGDOM. DESPITE THE CHRONIC WEAKNESS OF THE JAPANESE ECONOMY -- WHICH HAS SLIPPED INTO RECESSION ONCE AGAIN -- MANY JAPANESE COMPANIES ARE SHOWING EXCELLENT TRENDS IN PROFITABILITY."

IN CONCLUSION

It was a thrilling ride indeed for equity investors during the reporting period from April 1, 1999 to March 31, 2000 -- a period of increased volatility that's likely to continue in the months ahead. With this in mind, it's good to know that your SEASONS SELECT VARIABLE ANNUITY brings "big-league"

----------------
2
institutional techniques to your retirement investing that can help you reduce risk -- including world-class money managers and "multi, multi-managed" investment choices.

We appreciate the confidence you have placed in your SEASONS SELECT investment and, as always, look forward to our continued relationship with you.

Sincerely,

/s/ Eli Broad

Eli Broad
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
ANCHOR NATIONAL LIFE INSURANCE COMPANY

May 15, 2000

Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks and bonds are subject to additional risks, including currency fluctuations, political and social instability, differing securities regulations and accounting standards, and limited public information. High-yield bonds tend to be subject to greater price swings than higher-rated bonds and, of course, payment of interest and principal is not assured. Investments in securities related to gold and other precious metals and minerals are considered speculative and are impacted by a host of worldwide economic, financial, and political factors. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities is not guaranteed by the U.S. government or any other entity. Past performance is no guarantee of future results.

                                                                ----------------

----------------

SEASONS SERIES TRUST
MULTI-MANAGED
GROWTH PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2000

COMMON STOCK -- 62.8%
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 2.7%
APPAREL & TEXTILES -- 0.0%
Oakley, Inc.+ ..........................         4,700   $     49,938

AUTOMOTIVE -- 0.4%
General Motors Corp., Class H+ .........         2,800        348,600
SPX Corp.+ .............................         1,000        113,937

HOUSING -- 0.2%
Lowe's Cos., Inc. ......................         3,500        204,313

RETAIL -- 2.1%
Gap, Inc. ..............................         3,000        149,437
Home Depot, Inc. .......................        14,525        936,862
Linens' N Things, Inc.+ ................         1,700         58,225
Sunglass Hut International, Inc.+ ......        14,200        110,938
Talbots, Inc. ..........................         5,000        294,375
Target Corp. ...........................         1,700        127,075
Wal-Mart Stores, Inc. ..................         7,400        410,700
                                                         ------------
                                                            2,804,400
                                                         ------------

CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO -- 0.1%
Seagram Co., Ltd. ......................         2,500        148,750

HOUSEHOLD PRODUCTS -- 0.1%
Yankee Candle Co., Inc.+ ...............         7,400        117,013
                                                         ------------
                                                              265,763
                                                         ------------

ENERGY -- 5.5%
ENERGY SERVICES -- 2.9%
Baker Hughes, Inc. .....................         2,500         75,625
BJ Services Co.+ .......................         9,500        701,812
Global Marine, Inc.+ ...................         6,200        157,325
Halliburton Co. ........................         3,200        131,200
Nabors Industries, Inc.+ ...............         6,900        267,806
Precision Drilling Corp.+ ..............         9,400        313,725
R&B Falcon Corp.+ ......................         4,900         96,469
Schlumberger Ltd. ......................         3,100        237,150
Transocean Sedco Forex, Inc. ...........         8,000        410,500
Weatherford International, Inc.+ .......        10,300        607,056

ENERGY SOURCES -- 2.6%
Chevron Corp. ..........................         1,200        110,925
Enron Corp. ............................        29,600      2,216,300
Exxon Mobil Corp. ......................         2,780        216,319
Noble Drilling Corp.+ ..................         2,000         82,875

----------------
4

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
Royal Dutch Petroleum Co. GDR...........         2,000   $    115,125
                                                         ------------
                                                            5,740,212
                                                         ------------

FINANCE -- 2.6%
BANKS -- 0.9%
Bank of New York Co., Inc. .............         2,000         83,125
Chase Manhattan Corp. ..................         1,600        139,500
Fifth Third Bancorp.....................         7,535        474,705
Firstar Corp. ..........................        10,311        236,509
Summit Bancorp .........................         1,350         35,437

FINANCIAL SERVICES -- 1.7%
American Express Co. ...................         4,120        613,622
Capital One Financial Corp. ............         1,800         86,288
Citigroup, Inc. ........................         2,250        133,453
E*TRADE Group, Inc.+ ...................        13,880        418,135
Mellon Financial Corp. .................         1,500         44,250
Merrill Lynch & Co., Inc. ..............         1,500        157,500
Morgan Stanley, Dean Witter & Co. ......         2,600        212,063
Paine Webber Group, Inc. ...............           900         39,600
                                                         ------------
                                                            2,674,187
                                                         ------------

HEALTHCARE -- 4.2%
DRUGS -- 1.0%
Alkermes, Inc.+ ........................         2,900        268,250
Biogen, Inc.+ ..........................         2,000        139,750
Cephalon, Inc.+ ........................         6,000        225,000
Immunex Corp.+ .........................         1,000         63,437
Merck & Co., Inc. ......................           600         37,275
Millennium Pharmaceuticals, Inc.+ ......         1,450        188,319
Pfizer, Inc. ...........................         3,500        127,969

HEALTH SERVICES -- 0.2%
Bally Total Fitness Holding Corp.+ .....         6,400        156,800
Healtheon/WebMD Corp.+ .................         1,590         36,570

MEDICAL PRODUCTS -- 3.0%
Affymetrix, Inc.+ ......................         1,700        252,344
Genome Therapeutics Corp.+ .............         2,800         65,975
Lynx Therapeutics, Inc.+ ...............         1,900         56,525
MedImmune, Inc.+ .......................         2,650        461,431
Medtronic, Inc. ........................        15,584        801,602
MiniMed, Inc.+ .........................         1,930        249,935
Myriad Genetics, Inc.+ .................         4,300        259,075
PE Corp-PE Biosystems Group.............         5,735        553,427
QLT PhotoTherapeutics, Inc.+ ...........         4,300        237,575
Schering-Plough Corp. ..................         1,000         36,750
Visible Genetics, Inc.+ ................         3,900        144,300
                                                         ------------
                                                            4,362,309
                                                         ------------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL -- 3.6%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
HEICO Corp., Class A....................         8,200   $    114,800

BUSINESS SERVICES -- 2.6%
Amdocs Ltd.+ ...........................         3,900        287,381
Corning, Inc. ..........................         1,200        232,800
Electronic Data Systems Corp. ..........         1,000         64,188
General Electric Co. ...................         4,500        698,344
Global Industries Ltd.+ ................         1,400         20,475
Invitrogen Corp.+ ......................         2,800        162,575
Mobile Mini, Inc.+ .....................         7,000        136,500
Paychex, Inc. ..........................         2,000        104,750
Smith International, Inc.+ .............         7,900        612,250
TMP Worldwide, Inc.+ ...................         5,115        397,691

MACHINERY -- 0.2%
Kulicke & Soffa Industries, Inc.+ ......         3,200        205,000

MULTI-INDUSTRY -- 0.3%
Tyco International Ltd. ................         6,500        324,187

TRANSPORTATION -- 0.4%
Offshore Logistics, Inc.+ ..............         8,700        120,712
Oshkosh Truck Corp. ....................         3,000         93,188
RailWorks Corp.+ .......................        14,100        142,762
Pierce Leahy Corp. .....................         5,000          4,688
                                                         ------------
                                                            3,722,291
                                                         ------------

INFORMATION & ENTERTAINMENT -- 8.8%
BROADCASTING & MEDIA -- 8.2%
AT&T Corp. -- Liberty Media Group,
  Class A+ .............................        34,523      2,045,488
Cablevision Systems Corp., Class A+ ....         5,060        307,395
CBS Corp.+ .............................         1,500         84,938
Cinar Corp., Class B+# .................         6,700         33,500
Comcast Corp., Class A+ ................        16,580        719,157
Cox Communications, Inc., Class A+ .....         5,940        288,090
DoubleClick, Inc.+ .....................         4,395        411,482
EchoStar Communications Corp.,
  Class A+ .............................         3,600        284,400
Entercom Communications Corp.+ .........         3,000        153,000
Infinity Broadcasting Corp.,
  Class A+ .............................         7,806        252,719
Lamar Advertising Co.+ .................         1,840         83,720
Liberty Digital, Inc., Class A+ ........           910         35,035
Netro Corp.+ ...........................         1,200         78,019
Pegasus Communications Corp.+ ..........         3,200        450,400
Powerwave Technologies, Inc.+ ..........         1,850        231,250
Proxim, Inc.+ ..........................         1,400        179,200
Spanish Broadcasting System, Inc.,
  Class A+ .............................         6,500        152,445
Time Warner, Inc. ......................        19,018      1,901,800
UnitedGlobalCom, Inc., Class A+ ........         4,965        372,685
VoiceStream Wireless Corp.+ ............         3,325        428,302

----------------
6

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
ENTERTAINMENT PRODUCTS -- 0.5%
SONY Corp. .............................         2,000   $    282,472
SONY Corp.+ ............................         2,000        284,420

LEISURE & TOURISM -- 0.1%
McDonald's Corp. .......................         1,600         60,100
                                                         ------------
                                                            9,120,017
                                                         ------------

INFORMATION TECHNOLOGY -- 32.9%
COMMUNICATION EQUIPMENT -- 2.9%
3Com Corp.+ ............................           255         14,184
ANADIGICS, Inc.+ .......................         1,900        125,400
Cisco Systems, Inc.+ ...................        23,905      1,848,155
Clarent Corp.+ .........................         1,100         99,206
Digital Microwave Corp.+ ...............         4,800        162,600
E-Tek Dynamics, Inc.+ ..................           630        148,208
Extreme Networks, Inc.+ ................           900         71,100
Lucent Technologies, Inc. ..............         3,200        194,400
Network Appliance, Inc.+ ...............         3,200        264,800
P-Com, Inc.+ ...........................         4,300         79,550

COMPUTER SERVICES -- 3.2%
CheckFree Holdings Corp.+ ..............         2,200        155,100
Documentum, Inc.+ ......................         4,300        335,400
Entrust Technologies, Inc.+ ............         2,600        221,203
i2 Technologies, Inc.+ .................         9,880      1,206,595
iGate Capital Corp.+ ...................         2,130         96,116
MarchFirst, Inc.+ ......................         7,447        265,765
Sapient Corp.+ .........................         4,210        353,114
Sun Microsystems, Inc.+ ................         2,000        187,406
VeriSign, Inc.+ ........................         3,405        509,048

COMPUTERS & BUSINESS EQUIPMENT -- 1.8%
Dell Computer Corp.+ ...................         4,000        215,750
EMC Corp.+ .............................        11,150      1,393,750
International Business Machines
  Corp. ................................         2,000        236,000

COMPUTER SOFTWARE -- 2.8%
Electronic Arts, Inc.+ .................         9,540        679,129
Kana Communications, Inc.+ .............         1,000         68,000
Micromuse, Inc.+ .......................         1,400        194,338
Microsoft Corp.+ .......................        11,260      1,196,375
Mission Critical Software, Inc.+ .......         1,800        110,025
New Era of Networks, Inc.+ .............           600         23,550
Siebel Systems, Inc.+@ .................         2,300        274,706
VERITAS Software Corp.+ ................         2,765        362,215

ELECTRONICS -- 3.7%
Applied Materials, Inc.+ ...............         8,275        779,919
ASM Lithography Holdings NV+ ...........         3,560        397,830
Broadcom Corp., Class A+@ ..............         2,000        485,750
Conexant Systems, Inc.+ ................         4,000        284,000
Flextronics International Ltd.+ ........         3,000        211,312

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Intel Corp. ............................         4,000   $    527,750
Maxim Integrated Products, Inc.+ .......         2,395        170,195
PMC-Sierra, Inc.+ ......................           900        183,319
Texas Instruments, Inc. ................         5,040        806,400

INTERNET CONTENT -- 3.1%
Amazon.com, Inc.+ ......................        16,925      1,133,975
Critical Path, Inc.+@ ..................         2,000        170,000
eBay, Inc.+ ............................         2,390        420,640
GoTo.com, Inc.+ ........................           105          4,311
InfoSpace.com, Inc.+ ...................         1,545        224,701
Internet Capital Group, Inc.+ ..........         1,085         97,989
Lycos, Inc.+ ...........................         3,555        249,739
Priceline.com, Inc.+ ...................         4,080        316,200
Stamps.com, Inc.+ ......................         6,300        121,669
Ticketmaster Online-Citysearch, Inc.,
  Class B...............................         1,500         37,594
Yahoo!, Inc.+ ..........................         2,800        479,850

INTERNET SOFTWARE -- 5.1%
Agile Software Corp.+ ..................         1,800        112,500
America Online, Inc.+ ..................         3,000        201,750
Ariba, Inc.+ ...........................           600        125,775
Art Technology Group, Inc.+ ............         2,500        164,219
BroadVision, Inc.+ .....................         5,400        242,325
Commerce One, Inc.+ ....................           400         59,700
E.piphany, Inc.+ .......................           300         40,069
Engage Technologies, Inc.+ .............         1,700        129,731
Exodus Communications, Inc.+ ...........         3,600        505,800
Harbinger Corp.+ .......................         3,500        101,937
Inktomi Corp.+@ ........................         2,655        517,725
Macromedia, Inc.+ ......................         2,300        207,719
Netopia, Inc.+ .........................         2,800        201,425
NetZero, Inc.+ .........................         1,890         28,823
Phone.com, Inc.+ .......................         3,045        496,716
Portal Software, Inc.+ .................         2,400        136,650
RealNetworks, Inc.+ ....................         1,025         58,361
Rhythms NetConnections, Inc.+ ..........         1,800         66,262
Software.com, Inc.+ ....................         5,695        733,943
Verio, Inc.+ ...........................         4,525        203,908
Vignette Corp.+ ........................         4,395        704,299
Vitria Technology, Inc.+ ...............           600         60,487
WatchGuard Technologies, Inc.+ .........         3,000        270,000

TELECOMMUNICATIONS -- 10.3%
AirGate PCS, Inc.+ .....................         1,200        126,600
China Telecom (Hong Kong) Ltd. ADR+ ....         2,000        354,500
Copper Mountain Networks, Inc.+ ........         1,100         90,131
Covad Communications Group, Inc.+ ......         2,300        166,750
JDS Uniphase Corp.+ ....................         4,375        527,461
Level 3 Communications, Inc.+ ..........         6,375        674,156
Motorola, Inc. .........................         2,000        284,750
Nextel Communications, Inc.,
  Class A+ .............................         1,180        174,935

----------------
8

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Nokia Corp. ............................           517   $    109,407
Nokia Corp. ADR.........................        19,645      4,267,876
Nortel Networks Corp. ..................         2,000        252,000
NTL, Inc.+ .............................         3,330        309,066
QUALCOMM, Inc.+ ........................         6,080        907,820
Sprint Corp. (PCS Group)+ ..............         9,035        590,098
Telefonaktiebolaget LM
  Ericsson AB ADR.......................         7,270        682,017
Telefonaktiebolaget LM Ericsson AB,
  Series B..............................         2,955        259,950
Vodafone AirTouch PLC+ .................       165,253        920,847
                                                         ------------
                                                           34,262,819
                                                         ------------

MATERIALS -- 0.4%
CHEMICALS -- 0.1%
du Pont (E.I.) de Nemours & Co. ........         1,000         52,875

FOREST PRODUCTS -- 0.1%
Georgia-Pacific Group...................         1,600         63,300

METALS & MINERALS -- 0.2%
Alcoa, Inc. ............................         2,000        140,500
Maverick Tube Corp.+ ...................         3,700        120,019
                                                         ------------
                                                              376,694
                                                         ------------

UTILITIES -- 1.9%
ELECTRIC UTILITIES -- 0.1%
PECO Energy Co. ........................         2,000         73,750

GAS & PIPELINE UTILITIES -- 0.2%
Coastal Corp. ..........................         4,000        184,000

TELEPHONE -- 1.6%
AT&T Corp. .............................         3,500        196,875
GTE Corp. ..............................           600         42,600
MCI WorldCom, Inc.+ ....................         3,000        135,937
SBC Communications, Inc. ...............         1,200         50,400
Telefonica SA+ .........................        15,200        384,246
Telefonos de Mexico SA ADR..............         9,365        627,455
WinStar Communications, Inc.+ ..........         4,917        295,020
                                                         ------------
                                                            1,990,283
                                                         ------------
TOTAL COMMON STOCK (cost $44,471,536)...                   65,318,975
                                                         ------------

PREFERRED STOCK -- 0.0%
----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
COMMUNICATION EQUIPMENT -- 0.0%
Concentric Network Corp., Series B
  13.50% (1) (cost $3,674)..............             5          5,137
                                                         ------------

                                                                ----------------

BONDS & NOTES -- 23.0%                      PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.3%
APPAREL & TEXTILES -- 0.0%
Westpoint Stevens, Inc. 7.88% 2008......  $     10,000   $      7,675

AUTOMOTIVE -- 0.1%
Accuride Corp., Series B 9.25% 2008.....         5,000          4,337
Delco Remy International, Inc. 8.63%
  2007..................................        10,000          9,200
Delco Remy International, Inc. 10.63%
  2006..................................         5,000          4,950
Dura Operating Corp., Series B 9.00%
  2009..................................        10,000          8,900
Federal-Mogul Corp. 7.50% 2009..........        20,000         15,393
Federal-Mogul Corp. 8.80% 2007..........        10,000          8,688
LDM Technologies, Inc., Series B 10.75%
  2007..................................         5,000          3,750
Lear Corp., Series B 8.11% 2009.........        15,000         13,444

HOUSING -- 0.0%
Engle Homes, Inc., Series C 9.25%
  2008..................................         5,000          4,025
Henry Co., Series B 10.00% 2008.........        10,000          7,187
Nortek, Inc., Series B 9.25% 2007.......        10,000          9,275
Standard Pacific Corp. 8.50% 2007.......        10,000          8,775
Toll Corp. 8.13% 2009...................         5,000          4,288
Webb (Del E.) Corp. 10.25% 2010.........         5,000          4,138

RETAIL -- 0.2%
Disco SA 9.88% 2008.....................         5,000          4,388
Duane Reade, Inc. 9.25% 2008............        25,000         23,375
Kroger Co. 7.38% 2005...................        25,000         24,524
Mattress Discounters Corp. 12.63%
  2007(2)...............................        10,000          9,250
Sealy Mattress Co., Series B zero coupon
  2007(3)...............................         5,000          3,556
Stater Brothers Holdings, Inc. 10.75%
  2006..................................        15,000         14,850
Vlasic Foods International, Inc.,
  Series B 10.25% 2009..................        15,000          9,412
Wal-Mart Stores, Inc. 7.55% 2030........       110,000        112,222
                                                         ------------
                                                              315,602
                                                         ------------

CONSUMER STAPLES -- 0.3%
FOOD, BEVERAGE & TOBACCO -- 0.3%
Aurora Foods, Inc., Series B 8.75%
  2008..................................        10,000          3,775
B & G Foods, Inc. 9.63% 2007............        10,000          8,025
Chiquita Brands International, Inc.
  10.00% 2009...........................        10,000          7,725
CPC International, Inc., Series E 7.25%
  2026..................................       150,000        140,310
Del Monte Foods Co., Series B zero
  coupon 2007(3)........................         8,000          6,210
Nash Finch Co., Series B 8.50% 2008.....        10,000          7,875
Panamerican Beverages, Inc. 8.13%
  2003..................................        30,000         29,016
Seagram (Joseph E.) & Sons, Inc. 7.50%
  2018..................................        35,000         32,580
Whitman Corp. 6.38% 2009................        65,000         58,164

HOUSEHOLD PRODUCTS -- 0.0%
Royster-Clark, Inc. 10.25% 2009*........        10,000          8,675
                                                         ------------
                                                              302,355
                                                         ------------

ENERGY -- 0.7%
ENERGY SERVICES -- 0.0%
ICO, Inc., Series B 10.38% 2007.........         5,000          4,687
Key Energy Services, Inc., Series B
  14.00% 2009...........................         5,000          5,469
Pride International, Inc. 10.00% 2009...         5,000          4,900

----------------
10

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SERVICES (CONTINUED)
Pride Petroleum Services, Inc. 9.38%
  2007..................................  $     10,000   $      9,800
Tuboscope, Inc. 7.50% 2008..............        10,000          8,581

ENERGY SOURCES -- 0.7%
Apache Finance Canada Corp. 7.75%
  2029..................................       150,000        143,634
Conoco, Inc. 5.90% 2004.................        40,000         38,095
Energy Corp. of America, Series A 9.50%
  2007..................................        15,000         10,500
Enron Corp. 6.75% 2004..................        50,000         47,980
Enron Corp. 9.63% 2006..................        65,000         70,309
Husky Oil Ltd. 7.55% 2016...............        70,000         64,543
Newfield Exploration Co., Series B 7.45%
  2007..................................        40,000         37,343
Petroleos Mexicanos 9.38% 2008..........        35,000         35,962
Petroleos Mexicanos, Series P 9.50%
  2027..................................        30,000         30,975
Plains Resources, Inc., Series B 10.25%
  2006..................................         5,000          4,806
Plains Resources, Inc., Series D 10.25%
  2006..................................        10,000          9,775
Tosco Corp. 8.13% 2030..................       110,000        109,924
YPF Sociedad Anonima, Series C 10.00%
  2028..................................        50,000         56,509
                                                         ------------
                                                              693,792
                                                         ------------

FINANCE -- 3.8%
BANKS -- 0.6%
Bank of America Corp. 9.38% 2009........        32,000         35,941
Credit National 7.00% 2005..............        80,000         76,648
First Republic Bancorp 7.75% 2012.......        25,000         21,601
First Union-Lehman Brothers Commercial
  Mortgage Corp. 6.60% 2007.............       115,000        109,911
Korea Development Bank 7.13% 2001.......        15,000         14,811
National City Corp. 7.20% 2005..........        80,000         78,406
NBD Bank NA 8.25% 2024..................        25,000         27,943
Popular, Inc., Series C 6.75% 2001......        35,000         34,699
Royal Bank Scotland Group PLC 6.40%
  2009..................................       110,000        101,796
U.S. Bancorp 7.50% 2026.................       100,000         98,884
Werner Holdings Co., Inc., Series A
  10.00% 2007...........................         5,000          4,688
Western Financial Bank 8.88% 2007.......        10,000          8,650

FINANCIAL SERVICES -- 1.7%
Aesop Funding II LLC 6.14% 2006*........        60,000         56,825
Aesop Funding II LLC 6.22% 2001*........        50,000         49,951
Aesop Funding II LLC 6.40% 2003*........        50,000         48,830
Allstate Financing II 7.83% 2045........        24,000         21,096
American General Finance Corp.,
  Series E 6.25% 2002...................       100,000         97,168
Arcadia Financial Ltd. 11.50% 2007(2)...         5,000          5,231
Arcadia Financial Ltd. 11.50% 2007*.....         5,000          5,300
Asset Securitization Corp. 6.75% 2041...        50,000         47,522
AXA Finanical, Inc. 7.00% 2028..........        60,000         54,890
Chase Credit Card Master Trust 6.19%
  2005..................................        60,000         58,646
Crown Castle International Corp. zero
  coupon 2007(3)(6).....................        15,000         10,406
CS First Boston Mortgage Securities
  Corp. 7.24% 2029......................        70,000         69,330
Dime Capital Trust I, Series A 9.33%
  2027..................................        20,000         19,611
Finova Capital Corp. 6.63% 2001.........        50,000         49,350
Finova Capital Corp., Series C 6.39%
  2002..................................        40,000         38,579
Fleet Mortgage Group, Inc., Series A
  6.84% 2003............................        30,000         29,474
GE Capital Mortgage Services, Inc. 6.25%
  2023..................................         2,977          2,956

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
General Electric Capital Corp. 8.70%
  2007..................................  $     50,000   $     54,183
General Motors Acceptance Corp. 7.63%
  2003..................................        60,000         60,170
Liberty Financial Cos., Inc. 6.75%
  2008..................................        65,000         60,685
PNC Funding Corp. 7.50% 2009............       110,000        110,013
Popular North America, Inc., Series D
  6.63% 2002............................        35,000         33,935
Principal Financial Group 8.20% 2009*...       120,000        119,371
Private Export Funding Corp. 6.62%
  2005..................................       120,000        119,218
Private Export Funding Corp., Series C
  6.31% 2004............................       100,000         97,533
Private Export Funding Corp., Series NN
  7.30% 2002............................       125,000        125,566
Private Export Funding Corp., Series YY
  7.03% 2003............................        35,000         35,075
RBF Finance Co. 11.38% 2009.............        10,000         10,788
Sprint Capital Corp. 6.13% 2008.........        70,000         63,727
Sun Canada Financial Co. 6.63% 2007*....        65,000         61,476
Tembec Finance Corp. 9.88% 2005.........         5,000          5,038
Tembec Industries, Inc. 8.63% 2009......         5,000          4,763
Toyota Motor Credit Corp. 5.63% 2003....        70,000         66,499
U.S. West Capital Funding, Inc. 6.25%
  2005..................................        90,000         85,147

INSURANCE -- 1.5%
AAG Holding Co., Inc. 6.88% 2008........       100,000         91,787
Abbey National PLC, Series E 6.69%
  2005..................................       100,000         96,269
Ace Capital Trust II 9.70% 2030.........       150,000        151,238
American Financial Group, Inc. 7.13%
  2009..................................        25,000         22,741
Amerus Life Holdings, Inc. 6.95% 2005...        90,000         83,677
CIGNA Corp. 7.40% 2007..................        45,000         44,498
CIGNA Corp. 7.88% 2027..................        69,000         66,391
CIGNA Corp. 8.25% 2007..................        30,000         31,024
Everest Reinsurance Holdings Co. 8.75%
  2010..................................       150,000        152,189
Farmers Insurance Exchange 8.50%
  2004*.................................       140,000        145,460
Florida Windstorm Underwriting
  Associates, Inc. 7.13% 2019*..........       140,000        134,316
Jackson National Life Insurance Co.
  8.15% 2027*...........................        22,000         22,418
Lumbermens Mutual Casualty Co. 8.30%
  2037*.................................        40,000         35,469
Metropolitan Life Insurance Co. 7.70%
  2015..................................        60,000         59,335
Prudential Insurance Co. 6.88% 2003*....       125,000        123,050
Reliastar Financial Corp. 8.00% 2006....        85,000         84,606
Safeco Capital Trust I 8.07% 2037.......       110,000         95,648
Travelers Property Casualty Corp. 7.75%
  2026..................................       120,000        120,906
                                                         ------------
                                                            3,953,352
                                                         ------------

HEALTHCARE -- 0.3%
DRUGS -- 0.0%
Alaris Medical Systems, Inc. 9.75%
  2006..................................         5,000          4,163
Warner Chilcott, Inc. 12.63% 2008*......        10,000          9,888

HEALTH SERVICES -- 0.1%
Beverly Enterprises, Inc. 9.00% 2006....        10,000          8,462
Columbia/HCA Healthcare Corp. 7.25%
  2008..................................        10,000          8,875
HEALTHSOUTH Corp. 6.88% 2005............        60,000         52,229
Lifepoint Hospitals Holdings, Inc.,
  Series B 10.75% 2009..................         5,000          5,025
Tenet Healthcare Corp. 7.88% 2003.......        20,000         19,150
Tenet Healthcare Corp., Series B 8.13%
  2008..................................        10,000          9,100
Triad Hospitals Holdings, Inc.,
  Series B 11.00% 2009..................        10,000         10,050

----------------
12

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS -- 0.2%
ALARIS Medical, Inc. zero coupon
  2008(3)...............................  $     10,000   $      3,288
Beckman Instruments, Inc. 7.10% 2003....        40,000         38,360
Beckman Instruments, Inc. 7.45% 2008....         5,000          4,531
Bio-Rad Labs, Inc.11.63% 2007*..........         5,000          5,012
Cardinal Health 7.00% 2026..............       120,000        115,579
Mediq PRN Life Support Services, Inc.
  11.00% 2008...........................        10,000            975
                                                         ------------
                                                              294,687
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 0.7%
AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
Dunlop Standard Aerospace Holdings PLC
  11.88% 2009...........................        10,000         10,175
K & F Industries, Inc., Series B 9.25%
  2007..................................        10,000          9,300
Raytheon Co. 8.20% 2006*................       110,000        111,196
SCL Term Aereo Santiago SA 6.95%
  2012*.................................       100,000         92,514

BUSINESS SERVICES -- 0.4%
Allied Waste North America, Inc.,
  Series B 7.63% 2006...................        10,000          8,425
Boise Cascade Office Products Corp.
  7.05% 2005............................       125,000        119,137
Federal Express Corp. 6.72% 2022........        78,434         74,090
Fisher Scientific International, Inc.
  9.00% 2008............................         5,000          4,550
Iron Mountain, Inc. 8.13% 2008..........         5,000          4,350
Iron Mountain, Inc. 8.75% 2009..........         5,000          4,450
KMC Telecom Holdings, Inc. zero coupon
  2008(3)...............................        15,000          8,044
Neenah Corp., Series F 11.13% 2007......         5,000          4,450
Owens & Minor, Inc. 10.88% 2006.........        10,000         10,263
Waste Management, Inc. 7.00% 2006.......        60,000         52,401
Waste Management, Inc. 7.13% 2007.......        70,000         61,137
World Color Press, Inc. 8.38% 2008......         5,000          4,781

MACHINERY -- 0.0%
Grove Worldwide, Inc. LLC 9.25% 2008....        10,000          4,400
Numatics, Inc., Series B 9.63% 2008.....         5,000          4,056
Roller Bearing Co. of America, Inc.,
  Series B 9.63% 2007...................         5,000          4,538
Westinghouse Air Brake Co., Series B2
  9.38% 2005............................         5,000          4,887

MULTI-INDUSTRY -- 0.1%
American Standard, Inc. 7.63% 2010......         5,000          4,450
Eaton Corp. 7.65% 2029..................       100,000         98,241
Prestolite Electric, Inc. 9.63% 2008....        15,000          9,262

TRANSPORTATION -- 0.0%
AMR Corp. 9.88% 2020....................        30,000         34,687
                                                         ------------
                                                              743,784
                                                         ------------

INFORMATION & ENTERTAINMENT -- 0.6%
BROADCASTING & MEDIA -- 0.5%
Adelphia Communications Corp. 9.38%
  2009..................................        10,000          9,350
Adelphia Communications Corp., Series B
  8.38% 2008............................         5,000          4,450
Allbritton Communications Co., Series B
  8.88% 2008............................        10,000          9,000
AMC Entertainment, Inc. 9.50% 2009......        20,000         10,200
American Media Operations, Inc. 10.25%
  2009*.................................         5,000          4,888
Benedek Communications Corp. zero coupon
  2006(3)...............................        10,000          9,163

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Cablevision SA 13.75% 2009..............  $      5,000   $      5,038
Century Communications Corp., Series B
  zero coupon 2008(3)...................        20,000          8,200
Charter Communication Holdings LLC 8.63%
  2009..................................        15,000         13,200
Classic Cable, Inc. 10.50% 2010*........        15,000         14,887
Comcast Cable Communications Corp. 8.50%
  2027..................................        15,000         15,604
Echostar DBS Corp. 9.38% 2009...........        30,000         28,950
Emmis Communications Corp., Series B
  8.13% 2009............................         5,000          4,688
Frontiervision Holdings LP zero coupon
  2007(3)...............................        10,000          8,800
Frontiervision Holdings LP, Series B
  zero coupon 2007(3)...................         5,000          4,381
Granite Broadcasting Corp. 8.88% 2008...        10,000          8,600
LIN Holdings Corp. zero coupon
  2008(3)...............................        25,000         15,437
News America Holdings, Inc. 8.00%
  2016..................................       135,000        131,633
RCN Corp. zero coupon 2008(3)...........        15,000          8,775
Scholastic Corp. 7.00% 2003.............        35,000         33,998
Sullivan Graphics, Inc. 12.75% 2005.....        10,000         10,350
Sun Media Corp. 9.50% 2007..............        15,000         14,475
TCI Communications, Inc. 8.00% 2005.....        25,000         25,668
Tele-Communications, Inc. 7.25% 2005....        25,000         24,851
Tele-Communications, Inc. 9.25% 2002....        25,000         25,993
TV Guide, Inc. 8.13% 2009...............        10,000          9,900
Viacom, Inc. 7.75% 2005.................        40,000         40,303
Young Broadcasting, Inc., Series B 8.75%
  2007..................................        15,000         13,125

ENTERTAINMENT PRODUCTS -- 0.0%
Bell Sports, Inc., Series B 11.00%
  2008..................................        15,000         14,869
True Temper Sports, Inc., Series B
  10.88% 2008...........................        10,000          9,462

LEISURE & TOURISM -- 0.1%
Aztar Corp. 8.88% 2007..................        10,000          9,050
Continental Airlines, Inc., Series A
  6.65% 2017............................        38,481         35,055
Continental Airlines, Inc., Series B
  6.47% 2004............................        37,753         35,953
Hollywood Casino Corp. 11.25% 2007......        10,000         10,050
John Q. Hammons Hotels, Inc. 8.88%
  2004..................................        10,000          8,850
Loews Cineplex Entertainment Corp. 8.88%
  2008..................................        20,000         13,100
Station Casinos, Inc. 8.88% 2008........        15,000         13,875
Tricon Global Restaurants, Inc. 7.65%
  2008..................................         5,000          4,726
                                                         ------------
                                                              668,897
                                                         ------------

INFORMATION TECHNOLOGY -- 0.4%
COMMUNICATION EQUIPMENT -- 0.0%
Concentric Network Corp. 12.75% 2007....        10,000         10,425

ELECTRONICS -- 0.0%
Advanced Micro Devices, Inc. 11.00%
  2003..................................         5,000          4,950
Amphenol Corp. 9.88% 2007...............         3,000          3,105
Fairchild Semiconductor Corp. 10.13%
  2007..................................        15,000         14,550
L-3 Communications Holdings, Inc.,
  Series B 8.00% 2008...................         5,000          4,350
SCG Holdings & Semiconductor Co.,
  Series B 12.00% 2009*.................        15,000         16,012

INTERNET SOFTWARE -- 0.0%
Covad Communications Group, Inc. 12.50%
  2009..................................         5,000          4,638
Covad Communications Group, Inc. 12.00%
  2010*.................................         5,000          4,488
PSINet, Inc. 11.00% 2009................         5,000          4,837

----------------
14

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET SOFTWARE (CONTINUED)
PSINet, Inc. 11.50% 2008................  $      5,000   $      4,937
PSINet, Inc., Series B 10.00% 2005......        10,000          9,450
Verio, Inc. 10.38% 2005.................         5,000          4,825
Verio, Inc. 11.25% 2008.................         5,000          4,950

TELECOMMUNICATIONS -- 0.4%
Adelphia Business Solutions, Inc.,
  Series B 12.25% 2004..................         5,000          5,150
Adelphia Business Solutions, Inc.,
  Series B zero coupon 2003(3)..........         5,000          4,600
Alaska Communications Holdings, Inc.
  9.38% 2009............................        10,000          9,050
AMSC Acquisition Co., Inc., Series B
  12.25% 2008...........................         5,000          3,938
BTI Telecom Corp. 10.50% 2007...........         5,000          4,413
Clearnet Communications, Inc. zero
  coupon 2009(3)........................        10,000          5,713
Compania de Telecomunicaciones de Chile
  7.63% 2006............................        30,000         28,831
Compania de Telecomunicaciones de Chile
  8.38% 2006............................        25,000         24,769
e.Spire Communications, Inc. zero coupon
  2008(3)...............................        15,000          6,000
GCI, Inc. 9.75% 2007....................        30,000         28,125
Globalstar LP 10.75% 2004...............         5,000          1,800
GST Network Funding, Inc. zero coupon
  2008(3)...............................        15,000          6,131
GT Group Telecom, Inc. zero coupon
  2010*(2)(3)...........................        20,000         11,200
Insight Midwest LP 9.75% 2009*..........         5,000          4,975
Iridium LLC, Series C 11.25% 2005(4)+...         5,000             50
Iridium LLC, Series D 10.88% 2005(4)+...         5,000             50
ITC DeltaCom, Inc. 9.75% 2008...........        10,000          9,825
Level 3 Communications, Inc. 9.13%
  2008..................................         5,000          4,300
Level 3 Communications, Inc.11.25%
  2010*.................................        15,000         14,362
McLeodUSA, Inc. 8.38% 2008..............         5,000          4,475
McLeodUSA, Inc. 9.25% 2007..............         5,000          4,700
MJD Communications, Inc., Series B 9.50%
  2008..................................         5,000          4,756
Nextel Communications, Inc. 9.38%
  2009..................................        15,000         13,875
Nextel Communications, Inc. zero coupon
  2007(3)...............................        30,000         20,550
NEXTLINK Communications, Inc. zero
  coupon 2008(3)........................        15,000          8,850
NEXTLINK Communications, Inc. zero
  coupon 2009(3)........................        10,000          5,650
NTL Communications Corp., Series B zero
  coupon 2008(3)........................        15,000          9,675
Rogers Cantel, Inc. 9.38% 2008..........         5,000          5,075
RSL Communications PLC 12.00% 2008......        10,000          9,512
Satelites Mexicanos SA de CV, Series B
  10.13% 2004...........................        10,000          8,400
Telecommunications Techniques Co. LLC
  9.75% 2008............................        10,000          9,063
Time Warner Telecom, Inc. 9.75% 2008....        10,000          9,800
                                                         ------------
                                                              379,180
                                                         ------------

MATERIALS -- 0.5%
CHEMICALS -- 0.3%
Acetex Corp. 9.75% 2003.................        10,000          9,025
Avecia Group PLC 11.00% 2009............        15,000         15,037
Georgia Gulf Corp. 10.38% 2007*.........         5,000          5,056
Huntsman Corp. 9.50% 2007*..............         5,000          4,550
ICI Wilmington, Inc. 6.95% 2004.........       115,000        111,440
Lyondell Chemical Co. 9.80% 2020........         5,000          4,400
Lyondell Chemical Co., Series B 9.88%
  2007..................................        30,000         28,500
Pioneer Americas Acquisition Corp.,
  Series B 9.25% 2007...................         5,000          4,213
Praxair, Inc. 6.75% 2003................        75,000         72,973

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
MATERIALS (CONTINUED)
CHEMICALS (CONTINUED)
Scotts Co. 8.63% 2009*..................  $      5,000   $      4,650
Sovereign Specialty Chemicals,
  Inc.11.88% 2010*......................        10,000          9,950
Texas Petrochemical Corp. 11.13% 2006...         5,000          4,100
Texas Petrochemical Corp., Series B
  11.13% 2006...........................        10,000          8,175

FOREST PRODUCTS -- 0.1%
Boise Cascade Co., Series A 9.90%
  2001..................................        40,000         41,006
Doman Industries Ltd. 12.00% 2004.......        10,000         10,150
Gaylord Container Corp., Series B 9.38%
  2007..................................        10,000          9,150
Packaging Corp. of America 9.63% 2009...         5,000          4,862
Repap New Brunswick, Inc. 9.00% 2004....         5,000          4,800
Sonoco Products Co. 7.00% 2004..........       100,000         97,560

METALS & MINERALS -- 0.1%
AK Steel Corp. 7.88% 2009...............        10,000          9,050
Algoma Steel, Inc. 12.38% 2005..........        15,000         14,625
BWay Corp., Series B 10.25% 2007........        15,000         13,537
Consumers Packaging, Inc. 9.75% 2007....         5,000          2,638
LTV Corp. 11.75% 2009*..................        15,000         14,662
P & L Coal Holdings Corp., Series B
  9.63% 2008............................        10,000          8,975
Weirton Steel Corp. 11.38% 2004.........        10,000         10,200
                                                         ------------
                                                              523,284
                                                         ------------

MUNICIPAL BONDS -- 0.3%
MUNICIPAL BONDS -- 0.3%
Allentown Pennsylvania 6.20% 2005.......       120,000        114,998
Fresno County California Pension
  Obligation 6.07% 2003.................        50,000         48,181
Hudson County New Jersey Improvement
  Authority Facility 6.55% 2002.........        45,000         44,398
Huntsville Alabama Solid Waste Disposal
  Authority 5.95% 2003..................        50,000         48,216
Miami Florida Revenue 7.25% 2003........        60,000         60,239
Southern California Public Power
  Authority Project 6.93% 2017..........        50,000         47,441
                                                         ------------
                                                              363,473
                                                         ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.1%
FOREIGN GOVERNMENT -- 0.1%
Republic of Lithuania 7.13% 2002*.......        19,000         18,145
Republic of Philippines 10.63% 2025.....        51,000         48,420
                                                         ------------
                                                               66,565
                                                         ------------

REAL ESTATE -- 0.4%
REAL ESTATE COMPANIES -- 0.4%
E.O.P. Operating LP 6.38% 2003..........        60,000         57,735
E.O.P. Operating LP 8.38% 2006..........       130,000        131,377
Post Apartment Homes LP 7.02% 2001......        60,000         59,978
Regency Centers LP 7.75% 2009...........       110,000        103,490
Susa Partnership LP 6.95% 2006..........        40,000         36,550
                                                         ------------
                                                              389,130
                                                         ------------

----------------
16

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 14.2%
U.S. GOVERNMENT & AGENCIES -- 14.2%
Federal Home Loan Mortgage Corp. 6.00%
  2006..................................  $      8,119   $      8,012
Federal Home Loan Mortgage Corp. 6.00%
  2013..................................       222,214        209,366
Federal Home Loan Mortgage Corp. 6.00%
  2028..................................        90,268         82,229
Federal Home Loan Mortgage Corp. 6.50%
  2022..................................        58,000         55,064
Federal Home Loan Mortgage Corp. 6.50%
  2023..................................        20,000         18,725
Federal Home Loan Mortgage Corp. 6.55%
  2022..................................        32,000         30,790
Federal Home Loan Mortgage Corp. 6.75%
  2022..................................       105,000        100,242
Federal Home Loan Mortgage Corp. 7.00%
  2023..................................        12,000         11,696
Federal Home Loan Mortgage Corp. 7.50%
  2023..................................        12,473         12,336
Federal Home Loan Mortgage Corp. 7.50%
  2028..................................       154,530        152,356
Federal Home Loan Mortgage Corp. 7.75%
  2022..................................        48,236         48,281
Federal Home Loan Mortgage Corp. 8.50%
  2019..................................        17,578         17,991
Federal National Mortgage Association
  5.25% 2003............................       590,000        562,712
Federal National Mortgage Association
  5.65% 2005............................         2,977          2,957
Federal National Mortgage Association
  5.75% 2008............................       955,000        873,825
Federal National Mortgage Association
  6.00% 2013............................       263,517        248,281
Federal National Mortgage Association
  6.00% 2014............................       190,806        179,774
Federal National Mortgage Association
  6.00% 2028............................       280,752        255,658
Federal National Mortgage Association
  6.18% 2008............................        19,640         18,321
Federal National Mortgage Association
  6.30% 2008............................        19,638         18,449
Federal National Mortgage Association
  6.30% 2008............................        19,550         18,390
Federal National Mortgage Association
  6.34% 2008............................        19,323         18,241
Federal National Mortgage Association
  6.36% 2008............................        39,221         37,142
Federal National Mortgage Association
  6.43% 2008............................        19,548         18,525
Federal National Mortgage Association
  6.50% 2013............................       170,121        163,899
Federal National Mortgage Association
  6.98% 2007............................        93,635         91,505
Federal National Mortgage Association
  7.02% 2007............................        18,624         18,234
Federal National Mortgage Association
  7.04% 2007............................        19,456         19,066
Federal National Mortgage Association
  7.39% 2021............................        23,532         23,522
Federal National Mortgage Association
  7.50% TBA.............................       350,000        343,493
Federal National Mortgage Association
  7.75% 2021............................        50,000         50,188
Federal National Mortgage Association
  8.00% 2006............................         9,148          9,228
Government National Mortgage Association
  6.50% 2029............................        99,363         93,711
Government National Mortgage Association
  7.00% 2022............................         7,981          7,779
Government National Mortgage Association
  7.25% 2027............................        89,784         88,129
Government National Mortgage Association
  7.50% 2023............................        18,826         18,755
Government National Mortgage Association
  7.50% 2029............................       348,590        345,428
Government National Mortgage Association
  7.50% 2029............................        27,961         27,707
Government National Mortgage Association
  8.50% 2017............................        18,789         19,370
Government National Mortgage Association
  9.00% 2021............................         6,460          6,696
Overseas Private Investment Corp., 6.99%
  2009..................................       387,221        381,021
United States Treasury Bonds 5.25%
  2028..................................       425,000        380,375
United States Treasury Bonds 9.00%
  2018..................................     1,795,000      2,342,188
United States Treasury Bonds 9.25%
  2016..................................       915,000      1,190,644
United States Treasury Bonds 11.88%
  2003..................................       510,000        595,823
United States Treasury Bonds 12.00%
  2013..................................     1,840,000      2,484,570
United States Treasury Notes 4.75%
  2008..................................       300,000        270,843
United States Treasury Notes 5.50%
  2009..................................       600,000        571,404
United States Treasury Notes 5.75%
  2001..................................       163,000        161,574
United States Treasury Notes 5.88%
  2004..................................     2,000,000      1,963,740

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
U.S. GOVERNMENT & AGENCIES (CONTINUED)
United States Treasury Strip Bonds zero
  coupon 2012...........................  $    275,000   $    131,257
                                                         ------------
                                                           14,799,512
                                                         ------------

UTILITIES -- 0.4%
ELECTRIC UTILITIES -- 0.2%
Conectiv, Inc. 6.38% 2005...............        20,000         19,351
Public Service Electric & Gas Co.,
  Series A 8.88% 2003...................        11,000         11,398
ScottishPower PLC, Series H 6.38%
  2008..................................       100,000         94,876
UtiliCorp United, Inc. 6.88% 2004.......        40,000         38,317
WESCO Distribution, Inc., Series B 9.13%
  2008..................................        10,000          8,675

GAS & PIPELINE UTILITIES -- 0.0%
Azurix Corp. 10.75% 2010*...............        10,000          9,975

TELEPHONE -- 0.2%
Alestra SA DE RL DE CV 12.13% 2006......        20,000         20,050
GTE Corp. 6.36% 2006....................        95,000         89,489
Intermedia Communications, Inc.,
  Series B 8.88% 2007...................        15,000         13,500
Intermedia Communications, Inc.,
  Series B 9.50% 2009...................         5,000          4,625
Intermedia Communications, Inc.,
  Series B zero coupon 2009(3)..........        15,000          8,663
MCI Communications Corp. 6.13%
  2002(5)...............................        30,000         29,331
MCI WorldCom, Inc. 7.55% 2004...........        85,000         85,383
Viatel, Inc. 11.25% 2008................        10,000          8,900
                                                         ------------
                                                              442,533
                                                         ------------
TOTAL BONDS & NOTES (cost
  $24,650,952)..........................                   23,936,146
                                                         ------------

WARRANTS -- 0.0%+
                                               WARRANTS
----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
KMC Telecom Holdings, Inc. 1/31/08*#
  (cost $28)............................            10             25
                                                         ------------

OPTIONS -- 0.1%+
                                            CONTRACTS
----------------------------------------------------------------------
PUT OPTIONS -- 0.1%
Broadvision, Inc. $65 expires 5/00......            26         59,475
S & P 500 Index $1,400 expires 4/00.....             2          1,200
Vignette Corp. $210 expires 5/00........             5         31,688
                                                         ------------
TOTAL OPTIONS (cost $52,860)............                       92,363
                                                         ------------
TOTAL INVESTMENT SECURITIES (cost
  $69,179,050)..........................                   89,352,646
                                                         ------------

SHORT-TERM SECURITIES -- 8.5%                 PRINCIPAL
                                                 AMOUNT
----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 1.9%
Associates Corp. of North America 6.21%
  due 4/03/00...........................  $  1,900,000      1,899,345
Cincinnati Milacron, Inc. 7.88% due
  5/15/00...............................        40,000         39,967
Cleveland Electric Illuminating Co.,
  Series B 7.19% due 7/01/00............        15,000         14,983

----------------
18

SHORT-TERM SECURITIES (CONTINUED)           PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES (CONTINUED)
Ford Motor Credit Co. 7.02% due
  10/10/00..............................  $     50,000   $     50,095
                                                         ------------
                                                            2,004,390
                                                         ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.3%
Government of France 4.00% due
  7/12/00...............................       340,000        325,779
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 6.3%
Federal Home Loan Bank Consolidated
  Discount Notes 6.05% due 4/03/00......     3,600,000      3,598,790
Federal National Mortgage Association
  5.63% due 3/15/01.....................       410,000        405,900
United States Treasury Notes 4.88% due
  3/31/01...............................     1,950,000      1,921,354
United States Treasury Notes 5.00% due
  2/28/01...............................       620,000        612,442
                                                         ------------
                                                            6,538,486
                                                         ------------
TOTAL SHORT-TERM SECURITIES (cost
  $8,912,412)...........................                    8,868,655
                                                         ------------

REPURCHASE AGREEMENTS -- 3.6%
----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.6%
State Street Bank & Trust Co. Joint
  Repurchase Agreement Account
  (Note 3)..............................     3,359,000      3,359,000
Swiss Bank Corp. Joint Repurchase
  Agreement Account (Note 3)............       340,000        340,000
                                                         ------------
TOTAL REPURCHASE AGREEMENTS (cost
  $3,699,000)...........................                    3,699,000
                                                         ------------

TOTAL INVESTMENTS --
  (cost $81,790,462)                             98.0%      101,920,301
Total Written Call Options --                    (0.1)         (146,100)
Other assets less liabilities --                  2.1         2,201,653
                                           ----------      ------------
NET ASSETS --                                   100.0%     $103,975,854
                                           ==========      ============

-------------
+   Non-income producing securities
#  Fair valued security; see Note 2
*  Resale restricted to qualified institutional buyers
@  The security or a portion thereof represents collateral for the written call options
(1) PIK -- ("Payment in Kind") payment made with additonal securities in lieu of cash
(2) Bond issued as part of a unit which includes an equity component
(3) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(4) Bond in default
(5) Variable rate security; rate as of March 31, 2000
(6) Security represents an investment in an affiliated company; See Note 7
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
TBA -- Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

------------------------------------------------------------
                                                 GROSS
   CONTRACT            IN          DELIVERY   UNREALIZED
  TO DELIVER      EXCHANGE FOR       DATE     APPRECIATION
------------------------------------------------------------
USD*   1,097,100  EUR 1,150,000   4/07/2000      $  4,608
EUR*    300,000   USD   311,999   4/07/2000        24,487
EUR*    250,000   USD   254,450   4/07/2000        14,949
EUR*    700,000   USD   762,790   4/07/2000        92,185
EUR*    150,000   USD   162,608   4/07/2000        18,906
EUR*    100,000   USD   105,977   4/07/2000        10,176
EUR*    310,000   USD   325,702   4/07/2000        28,719
EUR*     50,000   USD    51,990   4/07/2000         4,089
EUR*    200,000   USD   203,604   4/07/2000        12,003
USD*    238,108   EUR   250,000   4/14/2000         1,509
EUR*    400,000   USD   407,360   4/14/2000        23,974
EUR     100,000   USD   101,889   4/14/2000         6,043
EUR     150,000   USD   148,737   4/20/2000         4,909
EUR*    200,000   USD   207,520   6/09/2000        15,091
EUR     350,000   USD   349,815   6/09/2000        13,065
EUR     100,000   USD   100,220   6/09/2000         4,006
EUR*  1,010,000   USD  1,056,460  6/09/2000        84,696
EUR*    190,000   USD   199,158   6/09/2000        16,351
EUR*    200,000   USD   207,194   6/09/2000        14,765
EUR*    200,000   USD   207,136   6/09/2000        14,707
EUR*    250,000   USD   243,838   9/08/2000         1,782
EUR     250,000   USD   243,080   9/08/2000         1,025
EUR     200,000   USD   195,324   9/08/2000         1,680
USD*     42,788   JPY   4,500,000 4/07/2000         1,102
USD*     28,483   JPY   3,000,000 4/20/2000           849
                                                 --------
                                                  415,676
                                                 --------

                                              GROSS UNREALIZED
                                                DEPRECIATION
--------------------------------------------------------------
USD*    414,168   EUR   400,000   4/07/2000         (30,965)
USD*    201,792   EUR   200,000   4/07/2000         (10,191)
USD*    176,210   EUR   160,000   4/07/2000         (22,929)
USD*    151,727   EUR   150,000   4/07/2000          (8,028)
USD*    866,691   EUR   900,000   6/09/2000            (763)
USD*    287,832   EUR   295,000   6/09/2000          (3,999)
USD*    612,500   EUR   600,000   6/09/2000         (35,214)
USD*    193,968   EUR   200,000   9/08/2000            (324)
EUR   1,150,000   USD  1,109,782  9/22/2000          (4,774)
JPY*    4,500,000 USD    43,459   4/07/2000            (431)
JPY*   17,000,000 USD   164,795   4/20/2000          (1,418)
JPY     2,000,000 USD    18,504   4/20/2000          (1,050)
JPY     3,000,000 USD    28,172   9/14/2000          (1,909)
JPY     3,500,000 USD    34,381   9/14/2000            (714)
JPY     4,500,000 USD    44,049   9/22/2000          (1,137)
JPY     2,000,000 USD    20,004   9/08/2000             (29)
                                                  ---------
                                                   (123,875)
                                                  ---------
Net Unrealized Appreciation.................      $ 291,801
                                                  =========

-------------
* Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

EUR   -- Euro Dollar
JPY   -- Japenese Yen
USD   -- United States Dollar

----------------
20

OPEN COVERED WRITTEN CALL OPTIONS

-------------------------------------------------------------------------------------------------------------
                                                                    EXPIRATION        STRIKE
CALL OPTIONS                                        CONTRACTS          DATE            PRICE          VALUE
-------------------------------------------------------------------------------------------------------------
Broadcom Corp. (Proceeds $52,000)........              16           April 2000         $  220       $ (72,400)
Critical Path, Inc. (Proceeds $10,880)...               8            May 2000              75         (15,400)
Inktomi Corp. (Proceeds $46,856).........              14            May 2000             200         (36,050)
Siebel System, Inc. (Proceeds $15,470)...              10            May 2000             110         (22,250)
                                                                                                    ---------
    Total Open Covered Written Call Options (Proceeds $125,206)...............................      $(146,100)
                                                                                                    =========

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
MULTI-MANAGED MODERATE
GROWTH PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2000

COMMON STOCK -- 51.0%
                                                      SHARES       VALUE
----------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 2.5%
APPAREL & TEXTILES -- 0.1%
Oakley, Inc.+ ....................................       4,200  $     44,625

AUTOMOTIVE -- 0.4%
General Motors Corp., Class H+ ...................       2,700       336,150
SPX Corp.+ .......................................       1,000       113,937

HOUSING -- 0.2%
Lowe's Cos., Inc. ................................       3,400       198,475

RETAIL -- 1.8%
Gap, Inc. ........................................       3,000       149,437
Home Depot, Inc. .................................      12,270       791,415
Linens' N Things, Inc.+ ..........................       1,700        58,225
Sunglass Hut International, Inc.+ ................      15,400       120,313
Talbots, Inc. ....................................       5,000       294,375
Target Corp. .....................................       1,600       119,600
Wal-Mart Stores, Inc. ............................       7,400       410,700
                                                                ------------
                                                                   2,637,252
                                                                ------------
CONSUMER STAPLES -- 0.3%
FOOD, BEVERAGE & TOBACCO -- 0.2%
Seagram Co., Ltd. ................................       2,500       148,750

HOUSEHOLD PRODUCTS -- 0.1%
Yankee Candle Co., Inc.+ .........................       7,100       112,269
                                                                ------------
                                                                     261,019
                                                                ------------

ENERGY -- 4.7%
ENERGY SERVICES -- 2.7%
Baker Hughes, Inc. ...............................       2,500        75,625
BJ Services Co.+ .................................       8,900       657,487
Global Marine, Inc.+ .............................       5,900       149,713
Halliburton Co. ..................................       3,200       131,200
Nabors Industries, Inc.+ .........................       6,600       256,162
Precision Drilling Corp.+ ........................       9,000       300,375
R & B Falcon Corp.+ ..............................       4,600        90,563
Schlumberger Ltd. ................................       3,200       244,800
Transocean Sedco Forex, Inc. .....................       7,900       405,369
Weatherford International, Inc.+ .................       9,700       571,694

ENERGY SOURCES -- 2.0%
Chevron Corp. ....................................       1,100       101,681
Enron Corp. ......................................      21,920     1,641,260
Exxon Mobil Corp. ................................       2,780       216,319
Noble Drilling Corp.+ ............................       2,000        82,875

----------------
22

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
----------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
Royal Dutch Petroleum Co. GDR ....................       2,000  $    115,125
                                                                ------------
                                                                   5,040,248
                                                                ------------

FINANCE -- 2.1%
BANKS -- 0.7%
Bank of New York Co., Inc. .......................       2,000        83,125
Chase Manhattan Corp. ............................       1,200       104,625
Fifth Third Bancorp ..............................       5,510       347,130
Firstar Corp. ....................................       7,441       170,678
Summit Bancorp ...................................       1,300        34,125

FINANCIAL SERVICES -- 1.4%
American Express Co. .............................       3,420       509,366
Capital One Financial Corp. ......................       1,800        86,288
Citigroup, Inc. ..................................       2,250       133,453
E*TRADE Group, Inc.+ .............................      10,015       301,702
Mellon Financial Corp. ...........................       1,500        44,250
Merrill Lynch & Co., Inc. ........................       1,500       157,500
Morgan Stanley, Dean Witter & Co. ................       2,600       212,062
Paine Webber Group, Inc. .........................         900        39,600
                                                                ------------
                                                                   2,223,904
                                                                ------------

HEALTHCARE -- 3.5%
DRUGS -- 0.9%
Alkermes, Inc.+ ..................................       2,700       249,750
Biogen, Inc.+ ....................................       2,000       139,750
Cephalon, Inc.+ ..................................       6,000       225,000
Immunex Corp.+ ...................................       1,000        63,437
Merck & Co., Inc. ................................         600        37,275
Millennium Pharmaceuticals, Inc.+ ................       1,350       175,331
Pfizer, Inc. .....................................       3,500       127,969

HEALTH SERVICES -- 0.2%
Bally Total Fitness Holding Corp.+ ...............       6,400       156,800
Healtheon/WebMD Corp.+ ...........................       1,175        27,025

MEDICAL PRODUCTS -- 2.4%
Affymetrix, Inc.+ ................................       1,600       237,500
Genome Therapeutics Corp.+ .......................       2,600        61,263
Lynx Therapeutics, Inc.+ .........................       1,800        53,550
MedImmune, Inc.+ .................................       2,650       461,431
Medtronic, Inc. ..................................      11,247       578,518
MiniMed, Inc.+ ...................................       1,395       180,652
Myriad Genetics, Inc.+ ...........................       3,600       216,900
PE Corp-PE Biosystems Group ......................       4,140       399,510
QLT PhotoTherapeutics, Inc.+ .....................       4,100       226,525
Schering-Plough Corp. ............................         900        33,075
Visible Genetics, Inc.+ ..........................       3,700       136,900
                                                                ------------
                                                                   3,788,161
                                                                ------------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
----------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL -- 3.3%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
HEICO Corp., Class A .............................       8,000  $    112,000

BUSINESS SERVICES -- 2.4%
Amdocs Ltd.+ .....................................       3,700       272,644
Corning, Inc. ....................................       1,200       232,800
Electronic Data Systems Corp. ....................       1,000        64,188
General Electric Co. .............................       4,500       698,344
Global Industries Ltd.+ ..........................       1,400        20,475
Invitrogen Corp.+ ................................       2,600       150,962
Mobile Mini, Inc.+ ...............................       6,800       132,600
Paychex, Inc. ....................................       2,000       104,750
Smith International, Inc.+ .......................       7,400       573,500
TMP Worldwide, Inc.+ .............................       3,690       286,897

MACHINERY -- 0.2%
Kulicke & Soffa Industries, Inc.+ ................       2,900       185,781

MULTI-INDUSTRY -- 0.3%
Tyco International Ltd. ..........................       6,500       324,188

TRANSPORTATION -- 0.3%
Offshore Logistics, Inc.+ ........................       8,600       119,325
Oshkosh Truck Corp. ..............................       3,000        93,187
RailWorks Corp.+ .................................      13,800       139,725
Pierce Leahy Corp. ...............................       5,000         4,688
                                                                ------------
                                                                   3,516,054
                                                                ------------

INFORMATION & ENTERTAINMENT -- 6.7%
BROADCASTING & MEDIA -- 6.2%
AT&T Corp. - Liberty Media Group, Class A+ .......      26,030     1,542,277
Cablevision Systems Corp., Class A+ ..............       3,655       222,041
CBS Corp.+ .......................................       1,500        84,938
Cinar Corp., Class B+# ...........................       6,500        32,500
Comcast Corp., Class A+ ..........................      12,805       555,417
Cox Communications, Inc., Class A+ ...............       4,285       207,822
DoubleClick, Inc.+ ...............................       3,285       307,558
EchoStar Communications Corp., Class A+ ..........       3,400       268,600
Entercom Communications Corp.+ ...................       3,000       153,000
Infinity Broadcasting Corp., Class A+ ............       5,635       182,433
Lamar Advertising Co.+ ...........................       1,327        60,379
Liberty Digital, Inc., Class A+ ..................         655        25,218
Netro Corp.+ .....................................       1,200        78,019
Pegasus Communications Corp.+ ....................       3,100       436,325
Powerwave Technologies, Inc.+ ....................       1,750       218,750
Proxim, Inc.+ ....................................       1,300       166,400
Spanish Broadcasting System, Inc., Class A+ ......       6,400       150,100
Time Warner, Inc. ................................      14,424     1,442,400
UnitedGlobalCom, Inc., Class A+ ..................       3,585       269,099
VoiceStream Wireless Corp.+ ......................       2,400       309,150

----------------
24

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
----------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
ENTERTAINMENT PRODUCTS -- 0.4%
SONY Corp. .......................................       1,500  $    211,854
SONY Corp.+ ......................................       1,500       213,315

LEISURE & TOURISM -- 0.1%
McDonald's Corp. .................................       1,400        52,587
                                                                ------------
                                                                   7,190,182
                                                                ------------

INFORMATION TECHNOLOGY -- 26.1%
COMMUNICATION EQUIPMENT -- 2.5%
3Com Corp.+ ......................................         185        10,291
ANADIGICS, Inc.+ .................................       1,800       118,800
Cisco Systems, Inc.+ .............................      20,590     1,591,864
Clarent Corp.+ ...................................       1,000        90,188
Digital Microwave Corp.+ .........................       4,700       159,212
E-Tek Dynamics, Inc.+ ............................         455       107,039
Extreme Networks, Inc.+ ..........................         900        71,100
Lucent Technologies, Inc. ........................       3,000       182,250
Network Appliance, Inc.+ .........................       3,000       248,250
P-Com, Inc.+ .....................................       4,300        79,550

COMPUTER SERVICES -- 2.5%
CheckFree Holdings Corp.+ ........................       2,000       141,000
Documentum, Inc.+ ................................       4,200       327,600
Entrust Technologies, Inc.+ ......................       2,400       204,188
i2 Technologies, Inc.+ ...........................       7,605       928,761
iGate Capital Corp.+ .............................       1,545        69,718
MarchFirst, Inc.+ ................................       5,375       191,820
Sapient Corp.+ ...................................       3,040       254,980
Sun Microsystems, Inc.+ ..........................       2,000       187,406
VeriSign, Inc.+ ..................................       2,710       405,145

COMPUTERS & BUSINESS EQUIPMENT -- 1.5%
Dell Computer Corp.+ .............................       4,000       215,750
EMC Corp.+ .......................................       9,435     1,179,375
International Business Machines Corp. ............       2,000       236,000

COMPUTER SOFTWARE -- 2.3%
Electronic Arts, Inc.+ ...........................       6,885       490,126
Kana Communications, Inc.+ .......................       1,000        68,000
Micromuse, Inc.+ .................................       1,300       180,456
Microsoft Corp.+ .................................      10,130     1,076,312
Mission Critical Software, Inc.+ .................       1,700       103,913
New Era of Networks, Inc.+ .......................         800        31,400
Siebel Systems, Inc.+@ ...........................       2,200       262,763
VERITAS Software Corp.+ ..........................       1,998       261,738

ELECTRONICS -- 3.1%
Applied Materials, Inc.+ .........................       6,530       615,452
ASM Lithography Holdings NV+ .....................       2,570       287,198
Broadcom Corp., Class A+@ ........................       1,900       461,462
Conexant Systems, Inc.+ ..........................       4,000       284,000
Flextronics International Ltd.+ ..................       3,000       211,313

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Intel Corp. ......................................       3,920  $    517,195
Maxim Integrated Products, Inc.+ .................       1,730       122,938
PMC-Sierra, Inc.+ ................................         900       183,319
Texas Instruments, Inc. ..........................       4,000       640,000

INTERNET CONTENT -- 2.3%
Amazon.com, Inc.+ ................................      12,215       818,405
Critical Path, Inc.+@ ............................       1,900       161,500
eBay, Inc.+ ......................................       1,725       303,600
GoTo.com, Inc.+ ..................................          75         3,080
InfoSpace.com, Inc.+ .............................       1,115       162,163
Internet Capital Group, Inc.+ ....................       1,050        94,828
Lycos, Inc.+ .....................................       2,565       180,191
Priceline.com, Inc.+ .............................       2,945       228,238
Stamps.com, Inc.+ ................................       6,100       117,806
Ticketmaster Online-Citysearch, Inc., Class B ....       1,085        27,193
Yahoo!, Inc.+ ....................................       2,600       445,575

INTERNET SOFTWARE -- 4.3%
Agile Software Corp.+ ............................       1,800       112,500
America Online, Inc.+ ............................       3,000       201,750
Ariba, Inc.+ .....................................         600       125,775
Art Technology Group, Inc.+ ......................       2,300       151,081
BroadVision, Inc.+ ...............................       5,100       228,863
Commerce One, Inc.+ ..............................         400        59,700
E.piphany, Inc.+ .................................         300        40,069
Engage Technologies, Inc.+ .......................       1,600       122,100
Exodus Communications, Inc.+ .....................       2,595       364,597
Harbinger Corp.+ .................................       3,500       101,938
Inktomi Corp.+@ ..................................       2,375       463,125
Macromedia, Inc.+ ................................       2,300       207,719
Netopia, Inc.+ ...................................       2,700       194,231
NetZero, Inc.+ ...................................       1,365        20,816
Phone.com, Inc.+ .................................       2,200       358,875
Portal Software, Inc.+ ...........................       2,300       130,956
RealNetworks, Inc.+ ..............................         835        47,543
Rhythms NetConnections, Inc.+ ....................       1,700        62,581
Software.com, Inc.+ ..............................       4,470       576,071
Verio, Inc.+ .....................................       3,265       147,129
Vignette Corp.+ ..................................       3,765       603,341
Vitria Technology, Inc.+ .........................         600        60,488
WatchGuard Technologies, Inc.+ ...................       2,800       252,000

TELECOMMUNICATIONS -- 7.6%
AirGate PCS, Inc.+ ...............................       1,200       126,600
China Telecom (Hong Kong) Ltd. ADR+ ..............       1,440       255,240
Copper Mountain Networks, Inc.+ ..................       1,000        81,938
Covad Communications Group, Inc.+ ................       2,300       166,750
JDS Uniphase Corp.+ ..............................       3,935       474,413
Level 3 Communications, Inc.+ ....................       4,600       486,450
Motorola, Inc. ...................................       2,000       284,750
Nextel Communications, Inc., Class A+ ............         850       126,013

----------------
26

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Nokia Corp. ......................................         110  $     23,278
Nokia Corp. ADR ..................................      14,810     3,217,472
Nortel Networks Corp. ............................       2,000       252,000
NTL, Inc.+ .......................................       2,406       223,307
QUALCOMM, Inc.+ ..................................       4,390       655,482
Sprint Corp. (PCS Group)+ ........................       6,520       425,837
Telefonaktiebolaget LM Ericsson AB ADR ...........       5,215       489,232
Telefonaktiebolaget LM Ericsson AB, Series B .....       2,144       188,606
Vodafone AirTouch PLC+ ...........................     119,273       664,634
                                                                ------------
                                                                  28,115,701
                                                                ------------

MATERIALS -- 0.3%
CHEMICALS -- 0.0%
du Pont (E.I.) de Nemours & Co. ..................         900        47,588

FOREST PRODUCTS -- 0.1%
Georgia-Pacific Group ............................       1,400        55,387

METALS & MINERALS -- 0.2%
Alcoa, Inc. ......................................       2,000       140,500
Maverick Tube Corp.+ .............................       3,600       116,775
                                                                ------------
                                                                     360,250
                                                                ------------

UTILITIES -- 1.5%
ELECTRIC UTILITIES -- 0.0%
PECO Energy Co. ..................................       2,000        73,750

GAS & PIPELINE UTILITIES -- 0.2%
Coastal Corp. ....................................       4,000       184,000

TELEPHONE -- 1.3%
AT&T Corp. .......................................       3,400       191,250
GTE Corp. ........................................         600        42,600
MCI WorldCom, Inc.+ ..............................       3,000       135,938
SBC Communications, Inc. .........................       1,200        50,400
Telefonica SA+ ...................................      10,971       277,339
Telefonos de Mexico SA ADR .......................       6,835       457,945
WinStar Communications, Inc.+ ....................       3,550       213,000
                                                                ------------
                                                                   1,626,222
                                                                ------------
TOTAL COMMON STOCK (cost $37,470,961) ............                54,758,993
                                                                ------------

PREFERRED STOCK -- 0.0%
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
COMMUNICATION EQUIPMENT -- 0.0%
Concentric Network Corp., Series B 13.50% (1)
 (cost $7,595) ...................................          11        11,302
                                                                ------------

                                                                ----------------

BONDS & NOTES -- 37.9%                              PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.5%
APPAREL & TEXTILES -- 0.0%
Westpoint Stevens, Inc. 7.88% 2008 ...............  $   15,000  $     11,513

AUTOMOTIVE -- 0.1%
Accuride Corp., Series B 9.25% 2008 ..............      10,000         8,675
Delco Remy International, Inc. 8.63% 2007 ........      30,000        27,600
Delco Remy International, Inc. 10.63% 2006 .......      10,000         9,900
Dura Operating Corp., Series B 9.00% 2009 ........      20,000        17,800
Federal-Mogul Corp. 7.50% 2009 ...................      35,000        26,938
Federal-Mogul Corp. 8.80% 2007 ...................      20,000        17,376
LDM Technologies, Inc., Series B 10.75% 2007 .....      10,000         7,500
Lear Corp., Series B 8.11% 2009 ..................      20,000        17,925

HOUSING -- 0.1%
Engle Homes, Inc., Series C 9.25% 2008 ...........      10,000         8,050
Henry Co., Series B 10.00% 2008 ..................      20,000        14,375
Nortek, Inc., Series B 8.88% 2008 ................       5,000         4,500
Nortek, Inc., Series B 9.25% 2007 ................      10,000         9,275
Standard Pacific Corp. 8.50% 2007 ................      15,000        13,162
Toll Corp. 8.13% 2009 ............................      10,000         8,575
Webb (Del E.) Corp. 10.25% 2010 ..................      10,000         8,275

RETAIL -- 0.3%
Disco SA 9.88% 2008 ..............................      15,000        13,162
Duane Reade, Inc. 9.25% 2008 .....................      50,000        46,750
Kroger Co. 7.38% 2005 ............................      40,000        39,239
Mattress Discounters Corp. 12.63% 2007(2) ........      15,000        13,875
Sealy Mattress Co., Series B zero coupon
 2007(3) .........................................      10,000         7,113
Stater Brothers Holdings, Inc. 10.75% 2006 .......      25,000        24,750
Vlasic Foods International, Inc., Series B 10.25%
 2009 ............................................      30,000        18,825
Wal-Mart Stores, Inc. 7.55% 2030 .................     210,000       214,241
                                                                ------------
                                                                     589,394
                                                                ------------

CONSUMER STAPLES -- 0.6%
FOOD, BEVERAGE & TOBACCO -- 0.6%
Aurora Foods, Inc., Series B 8.75% 2008 ..........      15,000         5,663
Aurora Foods, Inc., Series D 9.88% 2007 ..........       5,000         1,888
B & G Foods, Inc. 9.63% 2007 .....................      20,000        16,050
Chiquita Brands International, Inc. 10.00%
 2009 ............................................      15,000        11,587
CPC International, Inc., Series E 7.25% 2026 .....     290,000       271,266
Del Monte Foods Co., Series B zero coupon
 2007(3) .........................................      15,000        11,644
Nash Finch Co., Series B 8.50% 2008 ..............      20,000        15,750
Panamerican Beverages, Inc. 8.13% 2003 ...........      60,000        58,032
Seagram (Joseph E.) & Sons, Inc. 7.50% 2018 ......     130,000       121,010
Whitman Corp. 6.38% 2009 .........................     130,000       116,329

HOUSEHOLD PRODUCTS -- 0.0%
Royster-Clark, Inc. 10.25% 2009* .................      15,000        13,012
                                                                ------------
                                                                     642,231
                                                                ------------

----------------
28

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
ENERGY -- 1.2%
ENERGY SERVICES -- 0.1%
ICO, Inc., Series B 10.38% 2007 ..................  $   15,000  $     14,062
Key Energy Services, Inc., Series B 14.00%
 2009 ............................................      10,000        10,938
Pride International, Inc. 10.00% 2009 ............      10,000         9,800
Pride Petroleum Services, Inc. 9.38% 2007 ........      20,000        19,600
Tuboscope, Inc. 7.50% 2008 .......................      20,000        17,161

ENERGY SOURCES -- 1.1%
Apache Finance Canada Corp. 7.75% 2029 ...........     290,000       277,692
Conoco, Inc. 5.90% 2004 ..........................      80,000        76,190
Energy Corp. of America, Series A 9.50% 2007 .....      30,000        21,000
Enron Corp. 6.75% 2004 ...........................     100,000        95,960
Husky Oil Ltd. 7.55% 2016 ........................     140,000       129,086
Newfield Exploration Co., Series B 7.45% 2007 ....     100,000        93,358
Petroleos Mexicanos 9.38% 2008 ...................      60,000        61,650
Petroleos Mexicanos, Series P 9.50% 2027 .........      50,000        51,625
Plains Resources, Inc., Series B 10.25% 2006 .....      10,000         9,612
Plains Resources, Inc., Series D 10.25% 2006 .....      20,000        19,550
Tosco Corp. 8.13% 2030 ...........................     220,000       219,848
YPF Sociedad Anonima, Series C 10.00% 2028 .......     100,000       113,018
                                                                ------------
                                                                   1,240,150
                                                                ------------

FINANCE -- 6.6%
BANKS -- 1.1%
Bank of America Corp. 9.38% 2009 .................      48,000        53,912
Credit National 7.00% 2005 .......................     110,000       105,391
First Republic Bancorp 7.75% 2012 ................      45,000        38,882
First Union-Lehman Brothers Commercial Mortgage
 Corp. 6.60% 2007 ................................     205,000       195,929
Korea Development Bank 7.13% 2001 ................      20,000        19,747
National City Corp. 7.20% 2005 ...................     170,000       166,612
NBD Bank NA 8.25% 2024 ...........................      45,000        50,298
Popular, Inc., Series C 6.75% 2001 ...............      65,000        64,440
Royal Bank Scotland Group PLC 6.40% 2009 .........     240,000       222,101
U.S. Bancorp. 7.50% 2026 .........................     195,000       192,824
Werner Holdings Co., Inc., Series A 10.00%
 2007 ............................................      10,000         9,375
Western Financial Bank 8.88% 2007 ................      20,000        17,300

FINANCIAL SERVICES -- 2.7%
Aesop Funding II LLC 6.14% 2006* .................     100,000        94,708
Aesop Funding II LLC 6.22% 2001* .................     100,000        99,903
Aesop Funding II LLC 6.40% 2003* .................      50,000        48,830
Allstate Financing II 7.83% 2045 .................      44,000        38,677
American General Finance Corp., Series E 6.25%
 2002 ............................................     100,000        97,168
Arcadia Financial Ltd. 11.50% 2007(2) ............      10,000        10,462
Arcadia Financial Ltd. 11.50% 2007* ..............       5,000         5,300
Asset Securitization Corp. 6.75% 2041 ............      75,000        71,283
AXA Finanical, Inc. 7.00% 2028 ...................     110,000       100,632
Chase Credit Card Master Trust 6.19% 2005 ........     120,000       117,292
Crown Castle International Corp. zero coupon
 2007(3)(6) ......................................      20,000        13,875
CS First Boston Mortgage Securities Corp. 7.24%
 2029 ............................................     100,000        99,042
Dime Capital Trust I, Series A 9.33% 2027 ........      35,000        34,319
Finova Capital Corp. 6.63% 2001 ..................     100,000        98,701
Finova Capital Corp., Series C 6.39% 2002 ........      60,000        57,869

                                                                ----------------

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Fleet Mortgage Group, Inc., Series A 6.84%
 2003 ............................................  $   50,000  $     49,123
GE Capital Mortgage Services, Inc. 6.25% 2000 ....       5,955         5,912
General Electric Capital Corp. 8.70% 2007 ........     150,000       162,549
General Motors Acceptance Corp. 7.63% 2003 .......     105,000       105,298
Liberty Financial Cos., Inc. 6.75% 2008 ..........     130,000       121,370
PNC Funding Corp. 7.50% 2009 .....................     230,000       230,028
Popular North America, Inc., Series D 6.63%
 2002 ............................................      50,000        48,478
Principal Financial Group 8.20% 2009* ............     240,000       238,742
Private Export Funding Corp. 6.62% 2005 ..........     220,000       218,566
Private Export Funding Corp., Series C 6.31%
 2004 ............................................     100,000        97,533
Private Export Funding Corp., Series NN 7.30%
 2002 ............................................     225,000       226,019
Private Export Funding Corp., Series YY 7.03%
 2003 ............................................      45,000        45,097
RBF Finance Co. 11.38% 2009 ......................      25,000        26,969
Sun Canada Financial Co. 6.63% 2007* .............     130,000       122,951
Tembec Finance Corp. 9.88% 2005 ..................      10,000        10,075
Tembec Industries, Inc. 8.63% 2009 ...............       5,000         4,762
Toyota Motor Credit Corp. 5.63% 2003 .............     115,000       109,248
U.S. West Capital Funding, Inc. 6.25% 2005 .......     130,000       122,990

INSURANCE -- 2.8%
AAG Holding Co., Inc. 6.88% 2008 .................     110,000       100,966
Abbey National PLC, Series E 6.69% 2005 ..........     180,000       173,284
Ace Capital Trust II 9.70% 2030 ..................     290,000       292,394
American Financial Group, Inc. 7.13% 2009 ........      55,000        50,031
Amerus Life Holdings, Inc. 6.95% 2005 ............     190,000       176,652
CIGNA Corp. 7.40% 2007 ...........................      85,000        84,052
CIGNA Corp. 7.88% 2027 ...........................     134,000       128,934
CIGNA Corp. 8.25% 2007 ...........................      60,000        62,049
Everest Reinsurance Holdings Co. 8.75% 2010 ......     280,000       284,085
Farmers Insurance Exchange 8.50% 2004* ...........     280,000       290,920
Florida Windstorm Underwriting Associates, Inc.
 7.13% 2019* .....................................     270,000       259,038
Jackson National Life Insurance Co. 8.15%
 2027* ...........................................      40,000        40,760
Lumbermens Mutual Casualty Co. 8.30% 2037* .......      70,000        62,071
Metropolitan Life Insurance Co. 7.70% 2015 .......     120,000       118,669
Prudential Insurance Co. 6.88% 2003* .............     275,000       270,710
Reliastar Financial Corp. 8.00% 2006 .............     180,000       179,165
Safeco Capital Trust I 8.07% 2037 ................     230,000       199,992
Travelers Property Casualty Corp. 7.75% 2026 .....     240,000       241,812
                                                                ------------
                                                                   7,086,166
                                                                ------------

HEALTHCARE -- 0.5%
DRUGS -- 0.0%
Alaris Medical Systems, Inc. 9.75% 2006 ..........      10,000         8,325
Warner Chilcott, Inc. 12.63% 2008* ...............      20,000        19,775

HEALTH SERVICES -- 0.2%
Beverly Enterprises, Inc. 9.00% 2006 .............      20,000        16,925
Columbia/HCA Healthcare Corp. 7.25% 2008 .........      20,000        17,750
HEALTHSOUTH Corp. 6.88% 2005 .....................     100,000        87,048
Lifepoint Hospitals Holdings, Inc., Series B
 10.75% 2009 .....................................      10,000        10,050
Tenet Healthcare Corp. 7.88% 2003 ................      40,000        38,300
Tenet Healthcare Corp., Series B 8.13% 2008 ......      15,000        13,650

----------------
30

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES (CONTINUED)
Triad Hospitals Holdings, Inc., Series B 11.00%
 2009 ............................................  $   20,000  $     20,100

MEDICAL PRODUCTS -- 0.3%
ALARIS Medical, Inc. zero coupon 2008(3) .........      20,000         6,575
Beckman Instruments, Inc. 7.10% 2003 .............      70,000        67,130
Beckman Instruments, Inc. 7.45% 2008 .............      10,000         9,062
Bio-Rad Labs, Inc. 11.63% 2007* ..................      10,000        10,025
Cardinal Health 7.00% 2026 .......................     220,000       211,895
Mediq PRN Life Support Services, Inc. 11.00%
 2008 ............................................      15,000         1,462
                                                                ------------
                                                                     538,072
                                                                ------------

INDUSTRIAL & COMMERCIAL -- 1.3%
AEROSPACE & MILITARY TECHNOLOGY -- 0.4%
Dunlop Standard Aerospace Holdings PLC 11.88%
 2009 ............................................      25,000        25,438
K & F Industries, Inc., Series B 9.25% 2007 ......      20,000        18,600
Raytheon Co. 8.20% 2006* .........................     214,000       216,326
SCL Term Aereo Santiago SA 6.95% 2012* ...........     200,000       185,028

BUSINESS SERVICES -- 0.6%
Allied Waste North America, Inc., Series B 7.63%
 2006 ............................................      25,000        21,063
Boise Cascade Office Products Corp. 7.05% 2005 ...     225,000       214,447
Federal Express Corp. 6.72% 2022 .................     147,064       138,919
Fisher Scientific International, Inc. 9.00%
 2008 ............................................      15,000        13,650
Iron Mountain, Inc. 8.13% 2008 ...................      10,000         8,700
Iron Mountain, Inc. 8.75% 2009 ...................      20,000        17,800
Neenah Corp., Series F 11.13% 2007 ...............       5,000         4,450
Owens & Minor, Inc. 10.88% 2006 ..................      20,000        20,525
Waste Management, Inc. 7.00% 2006 ................     120,000       104,801
Waste Management, Inc. 7.13% 2007 ................     140,000       122,274
World Color Press, Inc. 8.38% 2008 ...............      20,000        19,125

MACHINERY -- 0.0%
Argo-Tech Corp. 8.63% 2007 .......................       5,000         3,888
Grove Worldwide, Inc. LLC 9.25% 2008 .............      15,000         6,600
Numatics, Inc., Series B 9.63% 2008 ..............      10,000         8,112
Roller Bearing Co. of America, Inc., Series B
 9.63% 2007 ......................................       5,000         4,538
Westinghouse Air Brake Co., Series B2 9.38%
 2005 ............................................       5,000         4,887

MULTI-INDUSTRY -- 0.2%
American Standard, Inc. 7.63% 2010 ...............       5,000         4,450
Eaton Corp. 7.65% 2029 ...........................     210,000       206,306
Prestolite Electric, Inc. 9.63% 2008 .............      25,000        15,437

TRANSPORTATION -- 0.1%
AMR Corp. 10.20% 2020 ............................      50,000        58,646
                                                                ------------
                                                                   1,444,010
                                                                ------------

INFORMATION & ENTERTAINMENT -- 1.2%
BROADCASTING & MEDIA -- 1.0%
Adelphia Communications Corp. 9.38% 2009 .........      15,000        14,025
Adelphia Communications Corp., Series B 8.38%
 2008 ............................................      10,000         8,900
Allbritton Communications Co., Series B 8.88%
 2008 ............................................      15,000        13,500
AMC Entertainment, Inc. 9.50% 2009 ...............      35,000        17,850

                                                                ----------------

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
American Media Operations, Inc. 10.25% 2009* .....  $   15,000  $     14,662
Benedek Communications Corp. zero coupon
 2006(3) .........................................      25,000        22,906
Cablevision SA 13.75% 2009 .......................      10,000        10,075
Century Communications Corp., Series B zero coupon
 2008(3) .........................................      40,000        16,400
Charter Communication Holdings LLC 8.63% 2009 ....      35,000        30,800
Classic Cable, Inc. 10.50% 2010* .................      25,000        24,812
Comcast Cable Communications Corp. 8.50% 2027 ....      35,000        36,409
Echostar DBS Corp. 9.38% 2009 ....................      60,000        57,900
Emmis Communications Corp., Series B 8.13%
 2009 ............................................       5,000         4,687
Frontiervision Holdings LP zero coupon 2007(3) ...      20,000        17,600
Frontiervision Holdings LP, Series B zero coupon
 2007(3) .........................................      10,000         8,762
Granite Broadcasting Corp. 8.88% 2008 ............      20,000        17,200
LIN Holdings Corp. zero coupon 2008(3) ...........      40,000        24,700
News America Holdings, Inc. 8.00% 2016 ...........     260,000       253,516
RCN Corp. zero coupon 2008(3) ....................      35,000        20,475
Scholastic Corp. 7.00% 2003 ......................      70,000        67,997
Sullivan Graphics, Inc. 12.75% 2005 ..............      15,000        15,525
Sun Media Corp. 9.50% 2007 .......................      25,000        24,125
TCI Communications, Inc. 8.00% 2005 ..............      35,000        35,936
Tele-Communications, Inc. 7.25% 2005 .............      50,000        49,701
Tele-Communications, Inc. 9.25% 2002 .............      35,000        36,391
TV Guide, Inc. 8.13% 2009 ........................      20,000        19,800
Viacom, Inc. 7.75% 2005 ..........................      65,000        65,493
Young Broadcasting, Inc., Series B 8.75% 2007 ....      30,000        26,250

ENTERTAINMENT PRODUCTS -- 0.0%
Bell Sports, Inc., Series B 11.00% 2008 ..........      30,000        29,738
True Temper Sports, Inc., Series B 10.88% 2008 ...      20,000        18,925

LEISURE & TOURISM -- 0.2%
Aztar Corp. 8.88% 2007 ...........................      20,000        18,100
Continental Airlines, Inc., Series A 6.65%
 2017 ............................................      72,152        65,728
Continental Airlines, Inc., Series B 6.47%
 2004 ............................................      75,506        71,906
Hollywood Casino Corp. 11.25% 2007 ...............      20,000        20,100
John Q. Hammons Hotels, Inc. 8.88% 2004 ..........      15,000        13,275
Loews Cineplex Entertainment Corp. 8.88% 2008 ....      35,000        22,925
Station Casinos, Inc. 8.88% 2008 .................      20,000        18,500
Tricon Global Restaurants, Inc. 7.65% 2008 .......      15,000        14,178
                                                                ------------
                                                                   1,249,772
                                                                ------------

INFORMATION TECHNOLOGY -- 0.7%
COMMUNICATION EQUIPMENT -- 0.0%
Concentric Network Corp. 12.75% 2007 .............      20,000        20,850

ELECTRONICS -- 0.1%
Advanced Micro Devices, Inc. 11.00% 2003 .........      10,000         9,900
Amphenol Corp. 9.88% 2007 ........................       6,000         6,210
Fairchild Semiconductor Corp. 10.13% 2007 ........      30,000        29,100
L-3 Communications Holdings, Inc., Series B 8.00%
 2008 ............................................      10,000         8,700
SCG Holdings & Semiconductor Co., Series B 12.00%
 2009* ...........................................      25,000        26,687

----------------
32

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET SOFTWARE -- 0.1%
Covad Communications Group, Inc. 12.50% 2009 .....  $   10,000  $      9,275
Covad Communications Group, Inc. 12.00% 2010* ....      10,000         8,975
PSINet, Inc. 11.00% 2009 .........................      10,000         9,675
PSINet, Inc. 11.50% 2008 .........................       5,000         4,938
PSINet, Inc., Series B 10.00% 2005 ...............      20,000        18,900
Verio, Inc. 10.38% 2005 ..........................      10,000         9,650
Verio, Inc. 11.25% 2008 ..........................      10,000         9,900

TELECOMMUNICATIONS -- 0.5%
Adelphia Business Solutions, Inc., Series B 12.25%
 2004 ............................................      10,000        10,300
Adelphia Business Solutions, Inc., Series B zero
 coupon 2003(3) ..................................      10,000         9,200
Alaska Communications Holdings, Inc. 9.38%
 2009 ............................................      15,000        13,575
AMSC Acquisition Co., Inc., Series B 12.25%
 2008 ............................................       5,000         3,938
BTI Telecom Corp. 10.50% 2007 ....................      10,000         8,825
Clearnet Communications, Inc. zero coupon
 2009(3) .........................................      20,000        11,425
Compania de Telecomunicaciones de Chile 7.63%
 2006 ............................................      40,000        38,441
Compania de Telecomunicaciones de Chile 8.38%
 2006 ............................................      45,000        44,585
e.Spire Communications, Inc. zero coupon
 2008(3) .........................................      30,000        12,000
GCI, Inc. 9.75% 2007 .............................      60,000        56,250
Globalstar LP 10.75% 2004 ........................      10,000         3,600
GST Network Funding, Inc. zero coupon 2008(3) ....      30,000        12,262
GT Group Telecom, Inc. zero coupon 2010*(2)(3) ...      25,000        14,000
Insight Midwest LP 9.75% 2009* ...................       5,000         4,975
Iridium LLC, Series C 11.25% 2005(4)+ ............      15,000           150
Iridium LLC, Series D 10.88% 2005(4)+ ............      10,000           100
ITC DeltaCom, Inc. 9.75% 2008 ....................      20,000        19,650
KMC Telecom Holdings, Inc. zero coupon 2008(3) ...      30,000        16,088
Level 3 Communications, Inc. 9.13% 2008 ..........      10,000         8,600
Level 3 Communications, Inc. 11.25% 2010* ........      25,000        23,937
McLeodUSA, Inc. 8.38% 2008 .......................      10,000         8,950
McLeodUSA, Inc. 9.25% 2007 .......................      10,000         9,400
MJD Communications, Inc., Series B 9.50% 2008 ....      10,000         9,513
Nextel Communications, Inc. 9.38% 2009 ...........      20,000        18,500
Nextel Communications, Inc. zero coupon
 2007(3) .........................................      60,000        41,100
NEXTLINK Communications, Inc. zero coupon
 2008(3) .........................................      30,000        17,700
NEXTLINK Communications, Inc. zero coupon
 2009(3) .........................................      15,000         8,475
NTL Communications Corp., Series B zero coupon
 2008(3) .........................................      35,000        22,575
Rogers Cantel, Inc. 9.38% 2008 ...................       5,000         5,075
RSL Communications PLC 12.00% 2008 ...............      20,000        19,025
Satelites Mexicanos SA de CV, Series B 10.13%
 2004 ............................................      20,000        16,800
Telecommunications Techniques Co. LLC 9.75%
 2008 ............................................      20,000        18,125
Time Warner Telecom, Inc. 9.75% 2008 .............      25,000        24,500
                                                                ------------
                                                                     704,399
                                                                ------------

MATERIALS -- 1.0%
CHEMICALS -- 0.5%
Acetex Corp. 9.75% 2003 ..........................      20,000        18,050
Avecia Group PLC 11.00% 2009 .....................      25,000        25,063
Georgia Gulf Corp. 10.38% 2007* ..................       5,000         5,056
Huntsman Corp. 9.50% 2007* .......................      15,000        13,650
ICI Wilmington, Inc. 6.95% 2004 ..................     210,000       203,498

                                                                ----------------

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
MATERIALS (CONTINUED)
CHEMICALS (CONTINUED)
Lyondell Chemical Co. 9.80% 2020 .................  $   15,000  $     13,200
Lyondell Chemical Co., Series B 9.88% 2007 .......      50,000        47,500
Pioneer Americas Acquisition Corp., Series B 9.25%
 2007 ............................................      15,000        12,638
Praxair, Inc. 6.75% 2003 .........................     130,000       126,486
Scotts Co. 8.63% 2009* ...........................       5,000         4,650
Sovereign Specialty Chemicals, Inc. 11.88%
 2010* ...........................................      15,000        14,925
Texas Petrochemical Corp. 11.13% 2006 ............      10,000         8,200
Texas Petrochemical Corp., Series B 11.13%
 2006 ............................................      20,000        16,350

FOREST PRODUCTS -- 0.4%
Boise Cascade Co., Series A 9.90% 2001 ...........      70,000        71,760
Doman Industries Ltd. 12.00% 2004 ................      20,000        20,300
Gaylord Container Corp., Series B 9.38% 2007 .....      20,000        18,300
International Paper Co. 8.10% 2009 ...............     100,000       103,402
Packaging Corp. of America 9.63% 2009 ............      10,000         9,725
Repap New Brunswick, Inc. 9.00% 2004 .............      10,000         9,600
Sonoco Products Co. 7.00% 2004 ...................     200,000       195,120

METALS & MINERALS -- 0.1%
AK Steel Corp. 7.88% 2009 ........................      20,000        18,100
Algoma Steel, Inc. 12.38% 2005 ...................      25,000        24,375
BWay Corp., Series B 10.25% 2007 .................      30,000        27,075
Consumers Packaging, Inc. 9.75% 2007 .............      10,000         5,275
LTV Corp. 11.75% 2009* ...........................      30,000        29,325
Neenah Corp., Series B 11.13% 2007 ...............       5,000         4,450
P & L Coal Holdings Corp., Series B 9.63% 2008 ...      15,000        13,462
Weirton Steel Corp. 11.38% 2004 ..................      20,000        20,400
                                                                ------------
                                                                   1,079,935
                                                                ------------

MUNICIPAL BONDS -- 0.6%
MUNICIPAL BONDS -- 0.6%
Allentown Pennsylvania 6.20% 2005 ................     225,000       215,622
Hudson County New Jersey Improvement Authority
 Facility 6.55% 2002 .............................      85,000        83,864
Huntsville Alabama Solid Waste Disposal Authority
 5.95% 2003 ......................................      85,000        81,966
Miami Florida Revenue 7.25% 2003 .................     110,000       110,439
Phoenix Arizona Civic Improvement Corp. 6.30%
 2008 ............................................     100,000        93,987
Southern California Public Power Authority Project
 6.93% 2017 ......................................     100,000        94,881
                                                                ------------
                                                                     680,759
                                                                ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.1%
FOREIGN GOVERNMENT -- 0.1%
Republic of Lithuania 7.13% 2002* ................      35,000        33,425
Republic of Philippines 10.63% 2025 ..............     103,000        97,789
                                                                ------------
                                                                     131,214
                                                                ------------

REAL ESTATE -- 0.7%
REAL ESTATE COMPANIES -- 0.7%
E.O.P. Operating LP 6.38% 2003 ...................     100,000        96,226
E.O.P. Operating LP 8.38% 2006 ...................     250,000       252,648
Post Apartment Homes LP 7.02% 2001 ...............     110,000       109,959
Regency Centers LP 7.75% 2009 ....................     210,000       197,572

----------------
34

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE COMPANIES (CONTINUED)
Susa Partnership LP 6.95% 2006 ...................  $   70,000  $     63,962
                                                                ------------
                                                                     720,367
                                                                ------------

U.S. GOVERNMENT & AGENCIES -- 22.0%
U.S. GOVERNMENT & AGENCIES -- 22.0%
Federal Home Loan Mortgage Corp. 6.00% 2006 ......      14,208        14,022
Federal Home Loan Mortgage Corp. 6.00% 2013 ......     436,071       410,857
Federal Home Loan Mortgage Corp. 6.00% 2028 ......     180,536       164,458
Federal Home Loan Mortgage Corp. 6.50% 2022 ......     122,000       115,823
Federal Home Loan Mortgage Corp. 6.50% 2023 ......      40,000        37,450
Federal Home Loan Mortgage Corp. 6.55% 2022 ......      32,000        30,790
Federal Home Loan Mortgage Corp. 6.75% 2022 ......     130,000       124,110
Federal Home Loan Mortgage Corp. 7.00% 2023 ......      25,000        24,367
Federal Home Loan Mortgage Corp. 7.50% 2023 ......      12,473        12,336
Federal Home Loan Mortgage Corp. 7.50% 2025 ......     250,028       247,293
Federal Home Loan Mortgage Corp. 7.75% 2022 ......      64,933        64,993
Federal Home Loan Mortgage Corp. 8.50% 2019 ......      32,645        33,412
Federal National Mortgage Association 5.25%
 2003 ............................................     825,000       786,844
Federal National Mortgage Association 5.65%
 2005 ............................................       5,953         5,914
Federal National Mortgage Association 5.75%
 2008 ............................................     760,000       695,400
Federal National Mortgage Association 6.00%
 2014 ............................................     368,359       347,061
Federal National Mortgage Association 6.00%
 2014 ............................................     167,421       157,741
Federal National Mortgage Association 6.00%
 2014 ............................................     288,013       271,181
Federal National Mortgage Association 6.00%
 2028 ............................................     471,323       429,196
Federal National Mortgage Association 6.18%
 2008 ............................................      19,640        18,321
Federal National Mortgage Association 6.27%
 2007 ............................................      53,877        50,636
Federal National Mortgage Association 6.30%
 2008 ............................................      19,638        18,449
Federal National Mortgage Association 6.30%
 2008 ............................................      19,550        18,390
Federal National Mortgage Association 6.34%
 2008 ............................................      19,323        18,241
Federal National Mortgage Association 6.36%
 2008 ............................................     127,467       120,710
Federal National Mortgage Association 6.39%
 2006 ............................................      19,127        18,222
Federal National Mortgage Association 6.43%
 2008 ............................................      19,548        18,525
Federal National Mortgage Association 6.50%
 2013 ............................................     248,773       239,521
Federal National Mortgage Association 6.90%
 2007 ............................................     236,903       230,621
Federal National Mortgage Association 6.98%
 2007 ............................................      18,727        18,301
Federal National Mortgage Association 7.04%
 2007 ............................................      53,503        52,430
Federal National Mortgage Association 7.28%
 2006 ............................................      33,968        33,658
Federal National Mortgage Association 7.39%
 2021 ............................................      39,220        39,203
Federal National Mortgage Association 7.50%
 TBA .............................................     690,000       677,173
Federal National Mortgage Association 7.75%
 2021 ............................................     184,000       184,690
Federal National Mortgage Association 8.00%
 2006 ............................................      36,594        36,914
Government National Mortgage Association 6.50%
 2029 ............................................     198,779       187,473
Government National Mortgage Association 7.00%
 2022 ............................................      14,827        14,452
Government National Mortgage Association 7.00%
 2023 ............................................      12,666        12,338
Government National Mortgage Association 7.25%
 2027 ............................................     177,039       173,774
Government National Mortgage Association 7.50%
 2024 ............................................      50,745        50,507
Government National Mortgage Association 7.50%
 2028 ............................................     185,336       184,005
Government National Mortgage Association 7.50%
 2029 ............................................     124,385       123,257
Government National Mortgage Association 7.50%
 2030 ............................................     614,939       609,362
Government National Mortgage Association 8.50%
 2017 ............................................      34,446        35,511
Government National Mortgage Association 9.00%
 2021 ............................................       9,561         9,910

                                                                ----------------

BONDS & NOTES (CONTINUED)                           PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Overseas Private Investment Corp., Series 96-A
 6.99% 2009 ......................................  $  358,888  $    353,142
United States Treasury Bonds 5.25% 2028 ..........     350,000       313,250
United States Treasury Bonds 8.50% 2020 ..........     150,000       189,188
United States Treasury Bonds 9.00% 2018 ..........   2,842,000     3,708,355
United States Treasury Bonds 9.25% 2016 ..........   1,500,000     1,951,875
United States Treasury Bonds 11.88% 2003 .........   1,180,000     1,378,570
United States Treasury Bonds 12.00% 2013 .........   3,945,000     5,326,973
United States Treasury Notes 4.75% 2008 ..........     300,000       270,843
United States Treasury Notes 5.50% 2009 ..........     600,000       571,404
United States Treasury Notes 5.75% 2001 ..........     273,000       270,611
United States Treasury Notes 5.88% 2004 ..........   2,000,000     1,965,000
United States Treasury Strip Bonds zero coupon
 2012 ............................................     260,000       124,098
                                                                ------------
                                                                  23,591,151
                                                                ------------
UTILITIES -- 0.9%
ELECTRIC UTILITIES -- 0.3%
Conectiv, Inc. 6.38% 2005 ........................      45,000        43,540
Public Service Electric & Gas Co., Series A 8.88%
 2003 ............................................      21,000        21,759
Scottish Power PLC, Series H 6.38% 2008 ..........     150,000       142,314
UtiliCorp United, Inc. 6.88% 2004 ................      70,000        67,055
WESCO Distribution, Inc., Series B 9.13% 2008 ....      15,000        13,012
GAS & PIPELINE UTILITIES -- 0.1%
Azurix Corp. 10.75% 2010* ........................      15,000        14,962
Enron Corp. 9.63% 2006 ...........................     110,000       118,985
TELEPHONE -- 0.5%
Alestra SA DE RL DE CV 12.13% 2006 ...............      40,000        40,100
GTE Corp. 6.36% 2006 .............................     175,000       164,848
Intermedia Communications, Inc., Series B 8.88%
 2007 ............................................      25,000        22,500
Intermedia Communications, Inc., Series B 9.50%
 2009 ............................................      10,000         9,250
Intermedia Communications, Inc., Series B zero
 coupon 2009(3) ..................................      20,000        11,550
MCI Communications Corp. 6.13% 2002(5) ...........      45,000        43,999
MCI WorldCom, Inc. 7.55% 2004 ....................     165,000       165,744
Sprint Capital Corp. 6.13% 2008 ..................     135,000       122,903
Viatel, Inc. 11.25% 2008 .........................      20,000        17,800
                                                                ------------
                                                                   1,020,321
                                                                ------------
TOTAL BONDS & NOTES (cost $41,978,066) ...........                40,717,941
                                                                ------------

WARRANTS -- 0.0%+
                                                     WARRANTS
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
KMC Telecom Holdings, Inc. 1/31/08*# (cost
 $55) ............................................          20            50
                                                                ------------

OPTIONS -- 0.1%+
                                                    CONTRACTS
----------------------------------------------------------------------------
PUT OPTIONS -- 0.1%
Broadvision, Inc. $65 expires 5/00 ...............          24        54,900
S & P 500 Index $1,400 expires 4/00 ..............           2         1,200
Vignette Corp. $210 expires 5/00 .................           5        31,688
                                                                ------------
TOTAL OPTIONS (cost $50,815) .....................                    87,788
                                                                ------------
TOTAL INVESTMENT SECURITIES (cost $79,507,492) ...                95,576,074
                                                                ------------

----------------
36

SHORT-TERM SECURITIES -- 7.8%                       PRINCIPAL
                                                      AMOUNT       VALUE
----------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.2%
Cincinnati Milacron, Inc. 7.88% due 5/15/00 ......  $   95,000  $     94,922
Cleveland Electric Illuminating Co., Series B
 7.19% due 7/01/00 ...............................      35,000        34,960
Ford Motor Credit Co. 7.02% due 10/10/00 .........     100,000       100,189
                                                                ------------
                                                                     230,071
                                                                ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.6%
Government of France 4.00% due 7/12/00 ...........     660,000       632,394
                                                                ------------

U.S. GOVERNMENT & AGENCIES -- 7.0%
Federal Home Loan Bank Consolidated Discount Notes
 6.05% due 4/03/00 ...............................   3,800,000     3,798,723
Federal National Mortgage Association 5.63% due
 3/15/01 .........................................     320,000       316,800
United States Treasury Notes 4.88% due 3/31/01 ...   2,700,000     2,660,338
United States Treasury Notes 5.00% due 2/28/01 ...     755,000       745,796
                                                                ------------
                                                                   7,521,657
                                                                ------------
TOTAL SHORT-TERM SECURITIES (cost $8,448,154) ....                 8,384,122
                                                                ------------

REPURCHASE AGREEMENTS -- 1.3%
----------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 1.3%
State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3) ......................     941,000       941,000
Swiss Bank Corp. Joint Repurchase Agreement
 Account (Note 3) ................................     455,000       455,000
                                                                ------------
TOTAL REPURCHASE AGREEMENTS (cost $1,396,000) ....                 1,396,000
                                                                ------------

TOTAL INVESTMENTS --
  (cost $89,351,646)                           98.1%      105,356,196
Total Written Call Options --                  (0.1)         (146,100)
Other assets less liabilities --                2.0         2,210,794
                                           --------      ------------
NET ASSETS --                                 100.0%     $107,420,890
                                           ========      ============

-------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyers
#  Fair valued security; see Note 2
@  The security or portion thereof represents collateral for the written call options
(1) PIK -- ("Payment in Kind") payment made with additional securities in lieu of cash
(2) Bond issued as part of a unit which includes an equity component
(3) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(4) Bond in default
(5) Variable rate security; rate as of March 31, 2000
(6) Security represents an investment in an affiliated company; See Note 7
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
TBA -- Securities purchased on forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------

   CONTRACT            IN         DELIVERY  GROSS UNREALIZED
  TO DELIVER      EXCHANGE FOR      DATE      APPRECIATION
------------------------------------------------------------
USD*    973,080   EUR 1,020,000   4/07/00       $  4,087
EUR*    200,000   USD   207,926   4/07/00         16,325
EUR*    180,000   USD   183,204   4/07/00         10,763
EUR*    570,000   USD   621,129   4/07/00         75,065
EUR*    150,000   USD   162,608   4/07/00         18,906
EUR*    100,000   USD   105,977   4/07/00         10,176
EUR*    230,000   USD   241,650   4/07/00         21,308
EUR*    100,000   USD   103,980   4/07/00          8,179
EUR*    190,000   USD   193,424   4/07/00         11,403
USD*    190,486   EUR   200,000   4/14/00          1,207
EUR*    300,000   USD   305,520   4/14/00         17,981
EUR      60,000   USD    61,133   4/14/00          3,626
EUR     250,000   USD   247,895   4/20/00          8,181
EUR*    100,000   USD   103,760   6/09/00          7,546
EUR*     75,000   USD    74,960   6/09/00          2,800
EUR*    120,000   USD   120,264   6/09/00          4,807
EUR*    730,000   USD   763,580   6/09/00         61,216
EUR*     70,000   USD    73,374   6/09/00          6,024
EUR*    200,000   USD   207,194   6/09/00         14,765
EUR*    150,000   USD   155,352   6/09/00         11,031
EUR*    200,000   USD   195,070   9/08/00          1,426
EUR     160,000   USD   155,571   9/08/00            656
EUR     100,000   USD    97,662   9/08/00            840
USD*     33,279   JPY   3,500,000 4/07/00            856
USD*     28,483   JPY   3,000,000 4/20/00            848
                                                --------
                                                 320,022
                                                --------

                                             GROSS UNREALIZED
                                               DEPRECIATION
-------------------------------------------------------------
USD*   258,855   EUR   250,000    4/07/00         (19,353)
USD*   151,344   EUR   150,000    4/07/00          (7,643)
USD*   165,197   EUR   150,000    4/07/00         (21,496)
USD*   151,727   EUR   150,000    4/07/00          (8,025)
USD*   674,093   EUR   700,000    6/09/00            (593)
USD*   180,505   EUR   185,000    6/09/00          (2,508)
USD*   510,417   EUR   500,000    6/09/00         (29,345)
USD*    58,190   EUR    60,000    9/08/00             (98)
EUR  1,020,000   USD   984,310    9/22/00          (4,234)
JPY*   3,500,000 USD    33,801    4/07/00            (335)
JPY*  13,000,000 USD   126,020    4/20/00          (1,084)
JPY    2,000,000 USD    18,504    4/20/00          (1,052)
JPY    2,000,000 USD    18,782    9/14/00          (1,273)
JPY    2,500,000 USD    24,558    9/14/00            (510)
JPY    3,500,000 USD    34,261    9/22/00            (885)
JPY    2,000,000 USD    20,004    9/08/00             (29)
                                                 --------
                                                  (98,463)
                                                 --------
Net Unrealized Appreciation................      $221,559
                                                 ========

------------
* Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

EUR  -- Euro Dollar
JPY  -- Japenese Yen
USD  -- United States Dollar

----------------
38

OPEN COVERED WRITTEN CALL OPTIONS
------------------------------------------------------------------------------

                                                                                          STRIKE
CALL OPTIONS                                         CONTRACTS      EXPIRATION DATE       PRICE          VALUE
----------------------------------------------------------------------------------------------------------------
Broadcom Corp. (Proceeds $52,000).........              16            April 2000           $220        $ (72,400)
Critical Path, Inc. (Proceeds $10,880)....               8             May 2000              75          (15,400)
Inktomi Corp. (Proceeds $46,856)..........              14             May 2000             200          (36,050)
Siebel System, Inc. (Proceeds $15,470)....              10             May 2000             110          (22,250)
                                                                                                       ---------
    Total Open Covered Written Call Options (Proceeds $125,206)..................................      $(146,100)
                                                                                                       =========

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
MULTI-MANAGED
INCOME/EQUITY PORTFOLIO                   INVESTMENT PORTFOLIO -- MARCH 31, 2000

COMMON STOCK -- 30.9%
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 1.4%
APPAREL & TEXTILES -- 0.1%
Oakley, Inc.+ ..........................         3,800   $     40,375
AUTOMOTIVE -- 0.2%
General Motors Corp., Class H+ .........         1,000        124,500
SPX Corp.+ .............................           500         56,969
RETAIL -- 1.1%
Gap, Inc. ..............................         3,000        149,438
Home Depot, Inc. .......................         4,765        307,342
Target Corp. ...........................         1,500        112,125
Wal-Mart Stores, Inc. ..................         4,000        222,000
                                                         ------------
                                                            1,012,749
                                                         ------------
CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO -- 0.2%
Seagram Co., Ltd. ......................         2,000        119,000
                                                         ------------
ENERGY -- 2.4%
ENERGY SERVICES -- 0.7%
Baker Hughes, Inc. .....................         2,500         75,625
Halliburton Co. ........................         2,400         98,400
Nabors Industries, Inc.+ ...............         1,500         58,219
Schlumberger Ltd. ......................         2,500        191,250
Transocean Sedco Forex, Inc. ...........         2,000        102,625
ENERGY SOURCES -- 1.7%
Chevron Corp. ..........................         1,000         92,437
Enron Corp. ............................        11,745        879,407
Exxon Mobil Corp. ......................         2,480        192,975
Noble Drilling Corp.+ ..................         2,000         82,875
                                                         ------------
                                                            1,773,813
                                                         ------------
FINANCE -- 1.9%
BANKS -- 0.6%
Bank of New York Co., Inc. .............         2,000         83,125
Chase Manhattan Corp. ..................         1,400        122,062
Fifth Third Bancorp ....................         2,510        158,130
Firstar Corp. ..........................         3,266         74,914
Summit Bancorp .........................         1,200         31,500
FINANCIAL SERVICES -- 1.3%
American Express Co. ...................         2,100        312,769
Capital One Financial Corp. ............         1,700         81,494
Citigroup, Inc. ........................         2,100        124,556
E*TRADE Group, Inc.+ ...................         4,395        132,399
Merrill Lynch & Co., Inc. ..............         1,000        105,000
Morgan Stanley, Dean Witter & Co. ......         2,000        163,125
Paine Webber Group, Inc. ...............           900         39,600
                                                         ------------
                                                            1,428,674
                                                         ------------

----------------
40

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
HEALTHCARE -- 1.5%
DRUGS -- 0.5%
Biogen, Inc.+ ..........................         2,000   $    139,750
Immunex Corp.+ .........................         1,000         63,437
Merck & Co., Inc. ......................           500         31,063
Pfizer, Inc. ...........................         3,500        127,969
HEALTH SERVICES -- 0.0%
Healtheon/WebMD Corp.+ .................           535         12,305
MEDICAL PRODUCTS -- 1.0%
MedImmune, Inc.+ .......................         1,000        174,125
Medtronic, Inc. ........................         4,937        253,947
MiniMed, Inc.+ .........................           610         78,995
PE Corp-PE Biosystems Group ............         1,815        175,147
Schering-Plough Corp. ..................         1,400         51,450
                                                         ------------
                                                            1,108,188
                                                         ------------
INDUSTRIAL & COMMERCIAL -- 2.0%
BUSINESS SERVICES -- 1.7%
Corning, Inc. ..........................         1,200        232,800
Electronic Data Systems Corp. ..........           500         32,094
General Electric Co. ...................         5,500        853,531
TMP Worldwide, Inc.+ ...................         1,620        125,955
MULTI-INDUSTRY -- 0.3%
Tyco International Ltd. ................         5,000        249,375
                                                         ------------
                                                            1,493,755
                                                         ------------
INFORMATION & ENTERTAINMENT -- 4.0%
BROADCASTING & MEDIA -- 3.7%
AT&T Corp. - Liberty Media Group, Class
  A+ ...................................        13,673        810,125
Cablevision Systems Corp., Class A+ ....         1,605         97,504
CBS Corp.+ .............................         1,000         56,625
Comcast Corp., Class A+ ................         6,305        273,479
Cox Communications, Inc., Class A+ .....         1,880         91,180
DoubleClick, Inc.+ .....................         1,265        118,436
Infinity Broadcasting Corp., Class
  A+ ...................................         2,471         79,999
Lamar Advertising Co.+ .................           581         26,436
Liberty Digital, Inc., Class A+ ........           290         11,165
Pegasus Communications Corp.+ ..........         1,000        140,750
Time Warner, Inc. ......................         7,834        783,400
UnitedGlobalCom, Inc., Class A+ ........         1,575        118,223
VoiceStream Wireless Corp.+ ............         1,055        135,897
ENTERTAINMENT PRODUCTS -- 0.3%
SONY Corp. .............................           700         98,865
SONY Corp.+ ............................           700         99,547
LEISURE & TOURISM -- 0.0%
McDonald's Corp. .......................         1,000         37,563
                                                         ------------
                                                            2,979,194
                                                         ------------
INFORMATION TECHNOLOGY -- 16.0%
COMMUNICATION EQUIPMENT -- 1.9%
3Com Corp.+ ............................            80          4,450
Cisco Systems, Inc.+ ...................        15,772      1,219,373
E-Tek Dynamics, Inc.+ ..................           200         47,050

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMMUNICATION EQUIPMENT (CONTINUED)
Lucent Technologies, Inc. ..............         2,800   $    170,100
COMPUTER SERVICES -- 1.1%
i2 Technologies, Inc.+ .................         2,590        316,304
iGate Capital Corp.+ ...................           700         31,588
MarchFirst, Inc.+ ......................         2,360         84,222
Sapient Corp.+ .........................         1,335        111,973
Sun Microsystems, Inc.+ ................         2,000        187,406
VeriSign, Inc.+ ........................           795        118,852
COMPUTERS & BUSINESS EQUIPMENT -- 1.6%
Dell Computer Corp.+ ...................         3,600        194,175
EMC Corp.+ .............................         6,950        868,750
International Business Machines
  Corp. ................................         1,500        177,000
COMPUTER SOFTWARE -- 1.8%
Electronic Arts, Inc.+ .................         3,025        215,342
Microsoft Corp.+ .......................         9,285        986,531
VERITAS Software Corp.+ ................           878        115,018
ELECTRONICS -- 2.4%
Applied Materials, Inc.+ ...............         3,990        376,057
ASM Lithography Holdings NV+ ...........         1,130        126,278
Conexant Systems, Inc.+ ................         4,000        284,000
Flextronics International Ltd.+ ........         2,000        140,875
Intel Corp. ............................         3,000        395,812
Maxim Integrated Products, Inc.+ .......           760         54,008
Texas Instruments, Inc. ................         2,485        397,600
INTERNET CONTENT -- 1.0%
Amazon.com, Inc.+ ......................         5,365        359,455
eBay, Inc.+ ............................           760        133,760
GoTo.com, Inc.+ ........................            35          1,437
InfoSpace.Com, Inc.+ ...................           490         71,264
Internet Capital Group, Inc.+ ..........           155         13,999
Lycos, Inc.+ ...........................         1,125         79,031
Priceline.com, Inc.+ ...................         1,290         99,975
Ticketmaster Online-Citysearch, Inc.,
  Class B ..............................           475         11,905
INTERNET SOFTWARE -- 1.0%
Exodus Communications, Inc.+ ...........         1,140        160,170
Inktomi Corp.+ .........................           205         39,975
NetZero, Inc.+ .........................           600          9,150
Phone.com, Inc.+ .......................           965        157,416
RealNetworks, Inc.+ ....................            95          5,409
Software.com, Inc.+ ....................         1,390        179,136
Verio, Inc.+ ...........................         1,435         64,665
Vignette Corp.+ ........................           600         96,150
TELECOMMUNICATIONS -- 5.2%
China Telecom (Hong Kong) Ltd. ADR+ ....           640        113,440
JDS Uniphase Corp.+ ....................         3,700        446,081
Level 3 Communications, Inc.+ ..........         2,020        213,615
Motorola, Inc. .........................         1,800        256,275
Nextel Communications, Inc., Class
  A+ ...................................           375         55,594
Nokia Corp. ADR ........................         6,875      1,493,594
Nortel Networks Corp. ..................         1,500        189,000
NTL, Inc.+ .............................         1,053         97,732
QUALCOMM, Inc.+ ........................         1,925        287,427

----------------
42

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Sprint Corp. (PCS Group)+ ..............         2,865   $    187,120
Telefonaktiebolaget LM Ericsson AB
  ADR ..................................         2,265        212,485
Telefonaktiebolaget LM Ericsson AB,
  Series B .............................           972         85,506
Vodafone AirTouch PLC+ .................        52,360        291,769
                                                         ------------
                                                           12,035,299
                                                         ------------
MATERIALS -- 0.2%
CHEMICALS -- 0.0%
du Pont (E.I.) de Nemours & Co. ........           800         42,300
METALS & MINERALS -- 0.2%
Alcoa, Inc. ............................         2,000        140,500
                                                         ------------
                                                              182,800
                                                         ------------
UTILITIES -- 1.3%
ELECTRIC UTILITIES -- 0.1%
PECO Energy Co. ........................         1,000         36,875
GAS & PIPELINE UTILITIES -- 0.2%
Coastal Corp. ..........................         4,000        184,000
TELEPHONE -- 1.0%
AT&T Corp. .............................         2,500        140,625
GTE Corp. ..............................           500         35,500
MCI WorldCom, Inc.+ ....................         2,700        122,344
SBC Communications, Inc. ...............           800         33,600
Telefonica SA+ .........................         4,816        121,745
Telefonos de Mexico SA ADR .............         3,065        205,355
Winstar Communications, Inc.+ ..........         1,560         93,600
                                                         ------------
                                                              973,644
                                                         ------------
TOTAL COMMON STOCK (cost $15,186,343)...                   23,107,116
                                                         ------------

PREFERRED STOCK -- 0.0%
----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
COMMUNICATION EQUIPMENT -- 0.0%
Concentric Network Corp., Series B
  13.50%(1) (cost $7,347) ..............            11         11,302
                                                         ------------

BONDS & NOTES -- 57.7%                      PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.8%
APPAREL & TEXTILES -- 0.0%
Westpoint Stevens, Inc. 7.88% 2008 .....  $      5,000          3,837
AUTOMOTIVE -- 0.2%
Accuride Corp., Series B 9.25% 2008 ....        10,000          8,675
Delco Remy International, Inc. 8.63%
  2007 .................................        25,000         23,000
Delco Remy International, Inc. 10.63%
  2006 .................................        10,000          9,900
Dura Operating Corp., Series B 9.00%
  2009 .................................        20,000         17,800
Federal-Mogul Corp. 7.50% 2009 .........        25,000         19,241
Federal-Mogul Corp. 8.80% 2007 .........        30,000         26,064
LDM Technologies, Inc., Series B 10.75%
  2007 .................................        15,000         11,250
Lear Corp., Series B 8.11% 2009 ........        20,000         17,925

                                                                ----------------

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
HOUSING -- 0.1%
Engle Homes, Inc., Series C 9.25%
  2008 .................................  $     10,000   $      8,050
Henry Co., Series B 10.00% 2008 ........        20,000         14,375
Nortek, Inc., Series B 8.88% 2008 ......         5,000          4,500
Nortek, Inc., Series B 9.25% 2007 ......        20,000         18,550
Standard Pacific Corp. 8.50% 2007 ......        20,000         17,550
Toll Corp. 8.13% 2009 ..................        15,000         12,862
Webb (Del E.) Corp. 10.25% 2010 ........        15,000         12,413
RETAIL -- 0.5%
Disco SA 9.88% 2008 ....................        20,000         17,550
Duane Reade, Inc. 9.25% 2008 ...........        50,000         46,750
Kroger Co. 7.38% 2005 ..................        55,000         53,954
Mattress Discounters Corp. 12.63%
  2007(3) ..............................        15,000         13,875
Sealy Mattress Co., Series B zero coupon
  2007(2) ..............................         5,000          3,556
Stater Brothers Holdings, Inc. 10.75%
  2006 .................................        25,000         24,750
Vlasic Foods International, Inc., Series
  B 10.25% 2009 ........................        25,000         15,688
Wal-Mart Stores, Inc. 7.55% 2030 .......       220,000        224,443
                                                         ------------
                                                              626,558
                                                         ------------
CONSUMER STAPLES -- 1.1%
FOOD, BEVERAGE & TOBACCO -- 1.1%
Aurora Foods, Inc., Series B 8.75%
  2008 .................................        15,000          5,663
Aurora Foods, Inc., Series D 9.88%
  2007 .................................        10,000          3,775
B & G Foods, Inc. 9.63% 2007 ...........        25,000         20,062
Chiquita Brands International, Inc.
  10.00% 2009 ..........................        15,000         11,588
CPC International, Inc., Series E 7.25%
  2026 .................................       300,000        280,620
Del Monte Foods Co., Series B zero
  coupon 2007(2) .......................        16,000         12,420
Nash Finch Co., Series B 8.50% 2008 ....        25,000         19,688
Panamerican Beverages, Inc. 8.13%
  2003 .................................        70,000         67,704
Seagram (Joseph E.) & Sons, Inc. 7.50%
  2018 .................................       250,000        232,712
Whitman Corp. 6.38% 2009 ...............       160,000        143,174
HOUSEHOLD PRODUCTS -- 0.0%
Royster-Clark, Inc. 10.25% 2009* .......        15,000         13,012
                                                         ------------
                                                              810,418
                                                         ------------
ENERGY -- 1.8%
ENERGY SERVICES -- 0.1%
ICO, Inc., Series B 10.38% 2007 ........        15,000         14,062
Key Energy Services, Inc., Series B
  14.00% 2009 ..........................         5,000          5,469
Pride Petroleum Services, Inc. 9.38%
  2007 .................................        25,000         24,500
Tuboscope, Inc. 7.50% 2008 .............        25,000         21,451
ENERGY SOURCES -- 1.7%
Apache Finance Canada Corp. 7.75%
  2029 .................................       310,000        296,844
Conoco, Inc. 5.90% 2004 ................        90,000         85,713
Energy Corp. of America, Series A 9.50%
  2007 .................................        40,000         28,000
Enron Corp. 6.75% 2004 .................       125,000        119,950
Husky Oil Ltd. 7.55% 2016 ..............       160,000        147,526
Newfield Exploration Co., Series B 7.45%
  2007 .................................        80,000         74,686
Petroleos Mexicanos 9.38% 2008 .........        75,000         77,063
Petroleos Mexicanos, Series P 9.50%
  2027 .................................        60,000         61,950
Plains Resources, Inc., Series B 10.25%
  2006 .................................        10,000          9,613
Plains Resources, Inc., Series D 10.25%
  2006 .................................        10,000          9,775
Tosco Corp. 8.13% 2030 .................       230,000        229,841

----------------
44

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
YPF Sociedad Anonima, Series C 10.00%
  2028 .................................  $    100,000   $    113,018
                                                         ------------
                                                            1,319,461
                                                         ------------
FINANCE -- 10.8%
BANKS -- 1.8%
Bank of America Corp. 9.38% 2009 .......        68,000         76,376
Credit National 7.00% 2005 .............       130,000        124,553
First Republic Bancorp 7.75% 2012 ......        50,000         43,202
First Union-Lehman Brothers Commercial
  Mortgage Corp. 6.60% 2007 ............       250,000        238,938
Korea Development Bank 7.13% 2001 ......        35,000         34,558
National City Corp. 7.20% 2005 .........       200,000        196,014
NBD Bank NA 8.25% 2024 .................        50,000         55,886
Popular, Inc., Series C 6.75% 2001 .....        95,000         94,182
Royal Bank Scotland Group PLC 6.40%
  2009 .................................       300,000        277,626
U.S. Bancorp. 7.50% 2026................       210,000        207,656
Werner Holdings Co., Inc., Series A
  10.00% 2007...........................        10,000          9,375
Western Financial Bank 8.88% 2007 ......        25,000         21,625
FINANCIAL SERVICES -- 4.6%
Aesop Funding II LLC 6.14% 2006* .......       120,000        113,650
Aesop Funding II LLC 6.22% 2001* .......       120,000        119,883
Aesop Funding II LLC 6.40% 2003* .......       100,000         97,659
Allstate Financing II 7.83% 2045 .......        49,000         43,072
American General Finance Corp., Series E
  6.25% 2002 ...........................       100,000         97,168
Arcadia Financial Ltd. 11.50%
  2007(3) ..............................        10,000         10,463
Arcadia Financial Ltd. 11.50% 2007* ....         5,000          5,300
Asset Securitization Corp. 6.75%
  2041 .................................        80,000         76,035
AXA Finanical, Inc. 7.00% 2028 .........       130,000        118,929
Chase Credit Card Master Trust 6.19%
  2005 .................................       150,000        146,614
Crown Castle International Corp. zero
  coupon 2007#(2) ......................        35,000         24,281
CS First Boston Mortgage Securities
  Corp. 7.24% 2029 .....................       110,000        108,947
Dime Capital Trust I, Series A 9.33%
  2027 .................................        40,000         39,221
Finova Capital Corp. 6.63% 2001 ........       125,000        123,376
Finova Capital Corp., Series C 6.39%
  2002 .................................        80,000         77,158
Fleet Mortgage Group, Inc., Series A
  6.84% 2003 ...........................        50,000         49,123
GE Capital Mortgage Services, Inc. 6.25%
  2000 .................................         5,955          5,912
General Electric Capital Corp. 8.70%
  2007 .................................       200,000        216,732
General Motors Acceptance Corp. 7.63%
  2003 .................................       135,000        135,383
Liberty Financial Cos., Inc. 6.75%
  2008 .................................       125,000        116,702
PNC Funding Corp. 7.50% 2009 ...........       270,000        270,032
Popular North America, Inc., Series D
  6.63% 2002 ...........................        50,000         48,479
Principal Financial Group 8.20%
  2009* ................................       300,000        298,428
Private Export Funding Corp. 6.62%
  2005 .................................       160,000        158,957
Private Export Funding Corp., Series C
  6.31% 2004 ...........................       100,000         97,533
Private Export Funding Corp., Series NN
  7.30% 2002 ...........................       270,000        271,223
Private Export Funding Corp., Series YY
  7.03% 2003 ...........................        60,000         60,129
RBF Finance Co. 11.38% 2009 ............        30,000         32,363
Sun Canada Financial Co. 6.63% 2007* ...       160,000        151,325
Tembec Finance Corp. 9.88% 2005 ........        15,000         15,113
Tembec Industries, Inc. 8.63% 2009 .....         5,000          4,763
Toyota Motor Credit Corp. 5.63% 2003 ...       125,000        118,748
U.S. West Capital Funding, Inc. 6.25%
  2005 .................................       165,000        156,103
INSURANCE -- 4.4%
AAG Holding Co., Inc. 6.88% 2008 .......       100,000         91,787
Abbey National PLC, Series E 6.69%
  2005 .................................       250,000        240,673
Ace Capital Trust II 9.70% 2030 ........       300,000        302,476

                                                                ----------------

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
American Financial Group, Inc. 7.13%
  2009 .................................  $     60,000   $     54,579
Amerus Life Holdings, Inc. 6.95%
  2005 .................................       230,000        213,842
CIGNA Corp. 7.40% 2007 .................        95,000         93,941
CIGNA Corp. 7.88% 2027 .................        37,000         35,601
CIGNA Corp. 8.25% 2007 .................        65,000         67,220
Everest Reinsurance Holdings Co. 8.75%
  2010 .................................       290,000        294,231
Farmers Insurance Exchange 8.50%
  2004* ................................       290,000        301,310
Florida Windstorm Underwriting
  Associates, Inc. 7.13% 2019* .........       340,000        326,196
Jackson National Life Insurance Co.
  8.15% 2027* ..........................        44,000         44,836
Lumbermens Mutual Casualty Co. 8.30%
  2037* ................................        80,000         70,939
Metropolitan Life Insurance Co. 7.70%
  2015 .................................       140,000        138,447
Prudential Insurance Co. 6.88% 2003* ...       310,000        305,164
Reliastar Financial Corp. 8.00% 2006 ...       200,000        199,072
Safeco Capital Trust I 8.07% 2037 ......       270,000        234,773
Travelers Property Casualty Corp. 7.75%
  2026 .................................       300,000        302,265
                                                         ------------
                                                            8,106,147
                                                         ------------
HEALTHCARE -- 0.8%
DRUGS -- 0.0%
Alaris Medical Systems, Inc. 9.75%
  2006 .................................         5,000          4,162
Warner Chilcott, Inc. 12.63% 2008* .....        15,000         14,831
HEALTH SERVICES -- 0.3%
Beverly Enterprises, Inc. 9.00% 2006 ...        15,000         12,694
Columbia/HCA Healthcare Corp. 7.25%
  2008 .................................        25,000         22,187
HEALTHSOUTH Corp. 6.88% 2005 ...........       120,000        104,458
Lifepoint Hospitals Holdings, Inc.,
  Series B 10.75% 2009 .................        10,000         10,050
Tenet Healthcare Corp. 7.88% 2003 ......        50,000         47,875
Tenet Healthcare Corp., Series B 8.13%
  2008 .................................        20,000         18,200
Triad Hospitals Holdings, Inc., Series B
  11.00% 2009 ..........................        20,000         20,100
MEDICAL PRODUCTS -- 0.5%
ALARIS Medical, Inc. zero coupon
  2008(2) ..............................        30,000          9,862
Beckman Instruments, Inc. 7.10% 2003 ...        75,000         71,925
Beckman Instruments, Inc. 7.45% 2008 ...        10,000          9,062
Bio-Rad Labs, Inc. 11.63% 2007* ........         5,000          5,012
Cardinal Health 7.00% 2026 .............       260,000        250,422
Mediq PRN Life Support Services, Inc.
  11.00% 2008 ..........................        25,000          2,438
                                                         ------------
                                                              603,278
                                                         ------------
INDUSTRIAL & COMMERCIAL -- 2.2%
AEROSPACE & MILITARY TECHNOLOGY -- 0.6%
Dunlop Standard Aerospace Holdings PLC
  11.88% 2009 ..........................        35,000         35,613
K & F Industries, Inc., Series B 9.25%
  2007 .................................        30,000         27,900
Raytheon Co. 8.20% 2006* ...............       221,000        223,402
SCL Term Aereo Santiago SA 6.95%
  2012* ................................       200,000        185,028
BUSINESS SERVICES -- 1.1%
Allied Waste North America, Inc., Series
  B 7.63% 2006 .........................        35,000         29,488
Boise Cascade Office Products Corp.
  7.05% 2005 ...........................       230,000        219,213
Federal Express Corp. 6.72% 2022 .......       186,282        175,963
Fisher Scientific International, Inc.
  9.00% 2008 ...........................        20,000         18,200
Iron Mountain, Inc. 8.13% 2008 .........        10,000          8,700
Iron Mountain, Inc. 8.75% 2009 .........        20,000         17,800
Neenah Corp., Series F 11.13% 2007 .....         5,000          4,450
Owens & Minor, Inc. 10.88% 2006 ........        10,000         10,263
Waste Management, Inc. 7.00% 2006 ......       150,000        131,001

----------------
46

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Waste Management, Inc. 7.13% 2007 ......  $    170,000   $    148,476
World Color Press, Inc. 8.38% 2008 .....        15,000         14,344
MACHINERY -- 0.0%
Grove Worldwide, Inc. LLC 9.25% 2008
   .....................................        15,000          6,600
Numatics, Inc., Series B 9.63% 2008 ....        10,000          8,112
Roller Bearing Co. of America, Inc.,
  Series B 9.63% 2007 ..................         5,000          4,538
Westinghouse Air Brake Co., Series B2
  9.38% 2005 ...........................         5,000          4,888
MULTI-INDUSTRY -- 0.4%
American Standard, Inc. 7.63% 2010 .....        10,000          8,900
Eaton Corp. 7.65% 2029 .................       250,000        245,602
Prestolite Electric, Inc. 9.63% 2008 ...        25,000         15,437
TRANSPORTATION -- 0.1%
AMR Corp. 9.88% 2020 ...................        70,000         80,936
                                                         ------------
                                                            1,624,854
                                                         ------------
INFORMATION & ENTERTAINMENT -- 1.9%
BROADCASTING & MEDIA -- 1.4%
Adelphia Communications Corp., Series B
  8.38% 2008 ...........................        10,000          8,900
Allbritton Communications Co., Series B
  8.88% 2008 ...........................        15,000         13,500
AMC Entertainment, Inc. 9.50% 2009 .....        45,000         22,950
American Media Operations, Inc. 10.25%
  2009* ................................        15,000         14,663
Benedek Communications Corp. zero coupon
  2006(2) ..............................        30,000         27,488
Cablevision SA 13.75% 2009 .............        10,000         10,075
Century Communications Corp., Series B
  zero coupon 2008(2) ..................        55,000         22,550
Charter Communication Holdings LLC 8.63%
  2009 .................................        40,000         35,200
Classic Cable, Inc. 10.50% 2010* .......        20,000         19,850
Comcast Cable Communications Corp. 8.50%
  2027 .................................        50,000         52,013
Echostar DBS Corp. 9.38% 2009 ..........        55,000         53,075
Emmis Communications Corp., Series B
  8.13% 2009 ...........................         5,000          4,688
Frontiervision Holdings LP zero coupon
  2007(2) ..............................        25,000         22,000
Frontiervision Holdings LP, Series B
  zero coupon 2007(2) ..................        15,000         13,144
Granite Broadcasting Corp. 8.88%
  2008 .................................        20,000         17,200
LIN Holdings Corp. zero coupon
  2008(2) ..............................        65,000         40,138
News America Holdings, Inc. 8.00%
  2016 .................................       305,000        297,393
RCN Corp. zero coupon 2008(2) ..........        45,000         26,325
Scholastic Corp. 7.00% 2003 ............        80,000         77,710
Sullivan Graphics, Inc. 12.75% 2005 ....        25,000         25,875
Sun Media Corp. 9.50% 2007 .............        20,000         19,300
TCI Communications, Inc. 8.00% 2005 ....        50,000         51,336
Tele-Communications, Inc. 7.25% 2005 ...        50,000         49,701
Tele-Communications, Inc. 9.25% 2002 ...        50,000         51,986
TV Guide, Inc. 8.13% 2009 ..............        25,000         24,750
Viacom, Inc. 7.75% 2005 ................        80,000         80,606
Young Broadcasting, Inc., Series B 8.75%
  2007 .................................        25,000         21,875
ENTERTAINMENT PRODUCTS -- 0.1%
Bell Sports, Inc., Series B 11.00%
  2008 .................................        40,000         39,650
True Temper Sports, Inc., Series B
  10.88% 2008 ..........................        20,000         18,925
LEISURE & TOURISM -- 0.4%
Aztar Corp. 8.88% 2007 .................        25,000         22,625
Continental Airlines, Inc., Series A
  6.65% 2017 ...........................        67,342         61,346
Continental Airlines, Inc., Series B
  6.47% 2004 ...........................        89,663         85,389
Hollywood Casino Corp. 11.25% 2007 .....        15,000         15,075
John Q. Hammons Hotels, Inc. 8.88%
  2004 .................................        15,000         13,275

                                                                ----------------

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
Loews Cineplex Entertainment Corp. 8.88%
  2008 .................................  $     40,000   $     26,200
Station Casinos, Inc. 8.88% 2008 .......        25,000         23,125
Tricon Global Restaurants, Inc. 7.65%
  2008 .................................        25,000         23,630
                                                         ------------
                                                            1,433,531
                                                         ------------
INFORMATION TECHNOLOGY -- 1.0%
COMMUNICATION EQUIPMENT -- 0.0%
Concentric Network Corp. 12.75% 2007 ...        30,000         31,275
ELECTRONICS -- 0.1%
Advanced Micro Devices, Inc. 11.00%
  2003 .................................         5,000          4,950
Amphenol Corp. 9.88% 2007 ..............         3,000          3,105
Fairchild Semiconductor Corp. 10.13%
  2007 .................................        30,000         29,100
L-3 Communications Holdings, Inc.,
  Series B 8.00% 2008 ..................        15,000         13,050
SCG Holdings & Semiconductor Co., Series
  B 12.00% 2009* .......................        25,000         26,688
INTERNET SOFTWARE -- 0.1%
Covad Communications Group, Inc. 12.50%
  2009 .................................        15,000         13,913
PSINet, Inc. 11.00% 2009 ...............        10,000          9,675
PSINet, Inc. 11.50% 2008 ...............        15,000         14,812
PSINet, Inc., Series B 10.00% 2005 .....        20,000         18,900
Verio, Inc. 10.38% 2005 ................        10,000          9,650
Verio, Inc. 11.25% 2008 ................        10,000          9,900
TELECOMMUNICATIONS -- 0.8%
Adelphia Business Solutions, Inc.,
  Series B 12.25% 2004 .................        15,000         15,450
Adelphia Business Solutions, Inc.,
  Series B zero coupon 2003(2) .........        10,000          9,200
Alaska Communications Holdings, Inc.
  9.38% 2009 ...........................        25,000         22,625
AMSC Acquisition Co., Inc., Series B
  12.25% 2008 ..........................         5,000          3,938
BTI Telecom Corp. 10.50% 2007 ..........        10,000          8,825
Clearnet Communications, Inc. zero
  coupon 2009(2) .......................        20,000         11,425
Compania de Telecomunicaciones de Chile
  7.63% 2006 ...........................        50,000         48,051
Compania de Telecomunicaciones de Chile
  8.38% 2006 ...........................        50,000         49,539
e.Spire Communications, Inc. zero coupon
  2008(2) ..............................        35,000         14,000
GCI, Inc. 9.75% 2007 ...................        60,000         56,250
Globalstar LP 10.75% 2004 ..............        15,000          5,400
GST Network Funding, Inc. zero coupon
  2008(2) ..............................        25,000         10,219
GT Group Telecom, Inc. zero coupon
  2010*(2)(3) ..........................        20,000         11,200
Insight Midwest LP 9.75% 2009* .........         5,000          4,975
Iridium LLC, Series C 11.25%
  2005(4)+ .............................        15,000            150
Iridium LLC, Series D 10.88%
  2005(4)+ .............................        10,000            100
ITC DeltaCom, Inc. 9.75% 2008 ..........        15,000         14,737
KMC Telecom Holdings, Inc. zero coupon
  2008(2) ..............................        40,000         21,450
Level 3 Communications, Inc. 9.13%
  2008 .................................        15,000         12,900
Level 3 Communications, Inc. 11.25%
  2010* ................................        15,000         14,362
McLeodUSA, Inc. 8.38% 2008 .............         5,000          4,475
McLeodUSA, Inc. 9.25% 2007 .............        10,000          9,400
MJD Communications, Inc., Series B 9.50%
  2008 .................................        10,000          9,513
Nextel Communications, Inc. 9.38%
  2009 .................................         5,000          4,625
Nextel Communications, Inc. zero coupon
  2007(2) ..............................        85,000         58,225
NEXTLINK Communications, Inc. zero
  coupon 2008(2) .......................        45,000         26,550
NEXTLINK Communications, Inc. zero
  coupon 2009(2) .......................        15,000          8,475
NTL Communications Corp., Series B zero
  coupon 2008(2) .......................        50,000         32,250
Rogers Cantel, Inc. 9.38% 2008 .........        10,000         10,150
RSL Communications PLC 12.00% 2008 .....        25,000         23,781
Satelites Mexicanos SA de CV, Series B
  10.13% 2004 ..........................        20,000         16,800
Telecommunications Techniques Co. LLC
  9.75% 2008 ...........................        25,000         22,656

----------------
48

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Time Warner Telecom, Inc. 9.75% 2008 ...  $     15,000   $     14,700
                                                         ------------
                                                              761,414
                                                         ------------
MATERIALS -- 1.6%
CHEMICALS -- 0.8%
Acetex Corp. 9.75% 2003 ................        25,000         22,563
Avecia Group PLC 11.00% 2009 ...........        25,000         25,062
Georgia Gulf Corp. 10.38% 2007* ........         5,000          5,056
Huntsman Corp. 9.50% 2007* .............        15,000         13,650
ICI Wilmington, Inc. 6.95% 2004 ........       270,000        261,641
Lyondell Chemical Co. 9.80% 2020 .......        15,000         13,200
Lyondell Chemical Co., Series B 9.88%
  2007 .................................        45,000         42,750
Pioneer Americas Acquisition Corp.,
  Series B 9.25% 2007 ..................        15,000         12,638
Praxair, Inc. 6.75% 2003 ...............       170,000        165,405
Scotts Co. 8.63% 2009* .................         5,000          4,650
Sovereign Specialty Chemicals, Inc.
  11.88% 2010* .........................        15,000         14,925
Texas Petrochemical Corp., Series B
  11.13% 2006 ..........................        30,000         24,525
FOREST PRODUCTS -- 0.7%
Boise Cascade Co., Series A 9.90%
  2001 .................................        90,000         92,263
Doman Industries Ltd. 12.00% 2004 ......        25,000         25,375
Gaylord Container Corp., Series B 9.38%
  2007 .................................        20,000         18,300
International Paper Co. 8.10% 2009 .....       100,000        103,402
Packaging Corp. of America 9.63%
  2009 .................................        15,000         14,587
Repap New Brunswick, Inc. 9.00% 2004 ...        10,000          9,600
Sonoco Products Co. 7.00% 2004 .........       250,000        243,900
METALS & MINERALS -- 0.1%
AK Steel Corp. 7.88% 2009 ..............        10,000          9,050
Algoma Steel, Inc. 12.38% 2005 .........        20,000         19,500
BWay Corp., Series B 10.25% 2007 .......        20,000         18,050
Consumers Packaging, Inc. 9.75% 2007 ...        10,000          5,275
LTV Corp. 11.75% 2009* .................        25,000         24,437
Neenah Corp., Series B 11.13% 2007 .....         5,000          4,450
P & L Coal Holdings Corp., Series B
  9.63% 2008 ...........................        25,000         22,438
Weirton Steel Corp. 11.38% 2004 ........         5,000          5,100
                                                         ------------
                                                            1,221,792
                                                         ------------
MUNICIPAL BONDS -- 1.2%
MUNICIPAL BONDS -- 1.2%
Allentown Pennsylvania 6.20% 2005 ......       280,000        268,330
Fresno County California Pension
  Obligation 6.07% 2003 ................        50,000         48,180
Hudson County New Jersey Improvement
  Authority Facility 6.55% 2002 ........       135,000        133,195
Huntsville Alabama Solid Waste Disposal
  Authority 5.95% 2003 .................       100,000         96,431
Miami Florida Revenue 7.25% 2003 .......       135,000        135,539
Phoenix Arizona Civic Improvement Corp.
  6.30% 2008 ...........................       100,000         93,987
Southern California Public Power
  Authority Project 6.93% 2017 .........       125,000        118,601
                                                         ------------
                                                              894,263
                                                         ------------
NON-U.S. GOVERNMENT OBLIGATIONS -- 0.2%
FOREIGN GOVERNMENT -- 0.2%
Republic of Lithuania 7.13% 2002* ......        43,000         41,065
Republic of Philippines 10.63% 2025 ....       111,000        105,385
                                                         ------------
                                                              146,450
                                                         ------------

                                                                ----------------

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
REAL ESTATE -- 0.8%
REAL ESTATE COMPANIES -- 0.8%
E.O.P. Operating LP 6.38% 2003 .........  $    120,000   $    115,471
E.O.P. Operating LP 8.38% 2006 .........       230,000        232,436
Post Apartment Homes LP 7.02% 2001 .....       130,000        129,952
Susa Partnership LP 6.95% 2006 .........        90,000         82,236
                                                         ------------
                                                              560,095
                                                         ------------
U.S. GOVERNMENT & AGENCIES -- 31.7%
U.S. GOVERNMENT & AGENCIES -- 31.7%
Federal Home Loan Mortgage Corp. 6.00%
  2006 .................................        18,268         18,028
Federal Home Loan Mortgage Corp. 6.00%
  2013 .................................       444,428        418,731
Federal Home Loan Mortgage Corp. 6.00%
  2028 .................................       472,565        430,478
Federal Home Loan Mortgage Corp. 6.00%
  2028 .................................       451,341        411,145
Federal Home Loan Mortgage Corp. 6.50%
  2022 .................................       160,000        151,899
Federal Home Loan Mortgage Corp. 6.50%
  2023 .................................        60,000         56,175
Federal Home Loan Mortgage Corp. 6.75%
  2022 .................................        45,000         42,961
Federal Home Loan Mortgage Corp. 7.00%
  2023 .................................        32,000         31,190
Federal Home Loan Mortgage Corp. 7.50%
  2023 .................................        14,967         14,804
Federal Home Loan Mortgage Corp. 7.75%
  2022 .................................        92,761         92,848
Federal Home Loan Mortgage Corp. 8.50%
  2008 .................................       153,654        155,304
Federal Home Loan Mortgage Corp. 8.50%
  2019 .................................        35,156         35,982
Federal National Mortgage Association
  5.25% 2003 ...........................     1,635,000      1,559,381
Federal National Mortgage Association
  5.65% 2005 ...........................         8,930          8,871
Federal National Mortgage Association
  5.75% 2008 ...........................     1,715,000      1,569,225
Federal National Mortgage Association
  6.00% 2014 ...........................       440,026        414,584
Federal National Mortgage Association
  6.00% 2014 ...........................       279,808        263,255
Federal National Mortgage Association
  6.00% 2028 ...........................       524,478        477,600
Federal National Mortgage Association
  6.00% 2028 ...........................        38,616         35,164
Federal National Mortgage Association
  6.18% 2008 ...........................        24,550         22,901
Federal National Mortgage Association
  6.27% 2007 ...........................        83,264         78,256
Federal National Mortgage Association
  6.30% 2008 ...........................        19,638         18,449
Federal National Mortgage Association
  6.30% 2008 ...........................        24,437         22,987
Federal National Mortgage Association
  6.34% 2008 ...........................        19,323         18,241
Federal National Mortgage Association
  6.36% 2008 ...........................       127,467        120,711
Federal National Mortgage Association
  6.39% 2006 ...........................        19,127         18,222
Federal National Mortgage Association
  6.43% 2008 ...........................        24,435         23,156
Federal National Mortgage Association
  6.50% 2013 ...........................       422,031        406,597
Federal National Mortgage Association
  6.59% 2007 ...........................        97,579         93,362
Federal National Mortgage Association
  6.90% 2007 ...........................        94,761         92,248
Federal National Mortgage Association
  6.98% 2007 ...........................       140,453        137,258
Federal National Mortgage Association
  7.02% 2007 ...........................        18,624         18,234
Federal National Mortgage Association
  7.04% 2007 ...........................        63,230         61,963
Federal National Mortgage Association
  7.28% 2006 ...........................        38,820         38,467
Federal National Mortgage Association
  7.39% 2021 ...........................        47,064         47,043
Federal National Mortgage Association
  7.50% TBA ............................       745,000        731,151
Federal National Mortgage Association
  7.75% 2021 ...........................       200,000        200,750
Federal National Mortgage Association
  8.00% 2006 ...........................        76,237         76,904
Government National Mortgage Association
  6.50% 2029 ...........................       341,900        322,453
Government National Mortgage Association
  7.00% 2022 ...........................        16,769         16,346
Government National Mortgage Association
  7.00% 2023 ...........................        11,566         11,266
Government National Mortgage Association
  7.25% 2027 ...........................       263,752        258,889
Government National Mortgage Association
  7.50% 2022 ...........................        28,469         28,382
Government National Mortgage Association
  7.50% 2024 ...........................         9,681          9,636
Government National Mortgage Association
  7.50% 2027 ...........................       279,995        277,982
Government National Mortgage Association
  8.50% 2017 ...........................        31,314         32,282
Government National Mortgage Association
  8.50% 2017 ...........................        12,913         13,312
Government National Mortgage Association
  9.00% 2021 ...........................        10,336         10,714

----------------
50

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Overseas Private Investment Corp.,
  Series 96-A 6.99% 2009 ...............  $    439,165   $    432,134
United States Treasury Bonds 5.25%
  2028 .................................       800,000        716,000
United States Treasury Bonds 5.50%
  2028 .................................        35,000         32,452
United States Treasury Bonds 8.50%
  2020 .................................       275,000        346,844
United States Treasury Bonds 9.00%
  2018 .................................     2,403,000      3,135,531
United States Treasury Bonds 9.25%
  2016 .................................     1,850,000      2,407,312
United States Treasury Bonds 11.88%
  2003 .................................     1,700,000      1,986,076
United States Treasury Bonds 12.00%
  2013 .................................     2,285,000      3,085,458
United States Treasury Notes 4.75%
  2008 .................................       800,000        722,248
United States Treasury Notes 5.50%
  2009 .................................       600,000        571,404
United States Treasury Notes 5.63%
  2008 .................................       200,000        192,156
United States Treasury Notes 5.75%
  2001 .................................       249,000        246,821
United States Treasury Notes 6.63%
  2001 .................................       225,000        225,387
United States Treasury Strip Bonds zero
  coupon 2012 ..........................       475,000        226,717
                                                         ------------
                                                           23,722,327
                                                         ------------
UTILITIES -- 1.8%
ELECTRIC UTILITIES -- 0.6%
Conectiv, Inc. 6.38% 2005...............        60,000         58,053
Public Service Electric & Gas Co.,
  Series A 8.88% 2003...................        35,000         36,265
Scottish Power PLC, Series H 6.38%
  2008..................................       250,000        237,190
UtiliCorp United, Inc. 6.88% 2004.......        80,000         76,634
WESCO Distribution, Inc., Series B 9.13%
  2008..................................        20,000         17,350
GAS & PIPELINE UTILITIES -- 0.2%
Azurix Corp. 10.75% 2010* ..............        10,000          9,975
Enron Corp. 9.63% 2006 .................       140,000        151,435
TELEPHONE -- 1.0%
Alestra SA DE RL DE CV 12.13% 2006 .....        50,000         50,125
GTE Corp. 6.36% 2006 ...................       210,000        197,818
Intermedia Communications, Inc., Series
  B 8.88% 2007 .........................        25,000         22,500
Intermedia Communications, Inc., Series
  B 9.50% 2009 .........................        10,000          9,250
Intermedia Communications, Inc., Series
  B zero coupon 2009(2) ................        25,000         14,438
MCI Communications Corp. 6.13%
  2002(5) ..............................        60,000         58,664
MCI WorldCom, Inc. 7.55% 2004...........       200,000        200,902
Sprint Capital Corp. 6.13% 2008 ........       155,000        141,110
Viatel, Inc. 11.25% 2008................        25,000         22,250
                                                         ------------
                                                            1,303,959
                                                         ------------
TOTAL BONDS & NOTES (cost
  $44,782,110)..........................                   43,134,547
                                                         ------------

WARRANTS -- 0.0%+
                                            WARRANTS
----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
KMC Telecom Holdings, Inc.
  1/31/08*(6)(cost $55) ................            20             50
                                                         ------------
TOTAL INVESTMENT SECURITIES (cost
  $59,975,855) .........................                   66,253,015
                                                         ------------

                                                                ----------------

SHORT-TERM SECURITIES -- 9.2%               PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.4%
Cincinnati Milacron, Inc. 7.88% due
  5/15/00...............................  $    130,000   $    129,894
Cleveland Electric Illuminating Co.,
  Series B 7.19% due 7/01/00............        50,000         49,943
Ford Motor Credit Co. 7.02% due
  10/10/00..............................       125,000        125,236
                                                         ------------
                                                              305,073
                                                         ------------
NON-U.S. GOVERNMENT OBLIGATIONS -- 0.9%
Government of France 4.00% due
  7/12/00...............................       715,000        685,093
                                                         ------------
U.S. GOVERNMENT & AGENCIES -- 7.9%
Federal Home Loan Bank Consolidated
  Discount Notes 6.05% due 4/03/00......     1,500,000      1,499,496
Federal National Mortgage Association
  5.63% due 3/15/01.....................       710,000        702,900
United States Treasury Notes 4.63% due
  11/30/00..............................       200,000        197,782
United States Treasury Notes 4.88% due
  3/31/01...............................     2,000,000      1,970,620
United States Treasury Notes 5.00% due
  2/28/01...............................     1,400,000      1,382,934
United States Treasury Notes 5.75% due
  10/31/00..............................       150,000        149,484
                                                         ------------
                                                            5,903,216
                                                         ------------
TOTAL SHORT-TERM SECURITIES (cost
  $6,984,813)...........................                    6,893,382
                                                         ------------

REPURCHASE AGREEMENTS -- 0.7%
----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 0.7%
State Street Bank & Trust Co. Joint
  Repurchase Agreement Account (Note
  3)....................................       248,000        248,000
Swiss Bank Corp. Joint Repurchase
  Agreement Account (Note 3)............       280,000        280,000
                                                         ------------
TOTAL REPURCHASE AGREEMENTS (cost
  $528,000).............................                      528,000
                                                         ------------

TOTAL INVESTMENTS --
  (cost $67,488,668)                      98.5%               73,674,397
Other assets less liabilities --           1.5                 1,103,817
                                         -----               -----------
NET ASSETS --                            100.0%              $74,778,214
                                         =====               ===========

-------------
+   Non-income producing securities
#  Security represents an investment in an affiliated company; See Note 7
*  Resale restricted to qualified institutional buyers
(1) PIK -- ("Payment in Kind") payment made with additional securities in lieu of cash
(2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date.
(3) Bond issued as part of a unit which includes an equity component
(4) Bond in default
(5) Variable rate security; rate as of March 31, 2000
(6) Fair valued security; See Note 2
ADR -- American Depository Receipt
TBA -- Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

------------------
52

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------
     CONTRACT              IN         DELIVERY   GROSS UNREALIZED
    TO DELIVER        EXCHANGE FOR      DATE       APPRECIATION
-----------------------------------------------------------------
USD*      500,850    EUR   525,000    4/07/2000      $  2,104
EUR*      100,000   USD    103,963    4/07/2000         8,162
EUR*       80,000   USD     81,424    4/07/2000         4,783
EUR*      300,000   USD    326,910    4/07/2000        39,508
EUR*       75,000   USD     81,304    4/07/2000         9,453
EUR*       50,000   USD     52,989    4/07/2000         5,088
EUR*      100,000   USD    105,065    4/07/2000         9,264
EUR*      100,000   USD    103,980    4/07/2000         8,179
EUR*       80,000   USD     81,442    4/07/2000         4,801
USD*      114,292    EUR   120,000    4/14/2000           724
EUR*      100,000   USD    101,840    4/14/2000         5,994
EUR        20,000   USD     20,378    4/14/2000         1,209
EUR       125,000   USD    123,948    4/20/2000         4,090
EUR*       50,000   USD     51,880    6/09/2000         3,773
EUR*       75,000   USD     75,165    6/09/2000         3,004
EUR*      350,000   USD    366,100    6/09/2000        29,350
EUR*       50,000   USD     52,410    6/09/2000         4,303
EUR*      100,000   USD    103,597    6/09/2000         7,383
EUR*      100,000   USD    103,568    6/09/2000         7,354
EUR*       75,000   USD     73,151    9/08/2000           535
EUR       100,000   USD     97,232    9/08/2000           410
EUR        50,000   USD     48,831    9/08/2000           420
USD*       10,459   JPY   1,100,000   4/07/2000           269
USD*        9,494   JPY   1,000,000   4/20/2000           283
                                                     --------
                                                      160,443
                                                     --------

                                                 GROSS UNREALIZED
                                                   DEPRECIATION
-----------------------------------------------------------------
USD*      124,250    EUR   120,000    4/07/2000        (9,290)
USD*       65,582    EUR    65,000    4/07/2000        (3,312)
USD*       82,599    EUR    75,000    4/07/2000       (10,748)
USD*      101,151    EUR   100,000    4/07/2000        (5,350)
USD*      385,196    EUR   400,000    6/09/2000          (339)
USD*       24,393    EUR    25,000    6/09/2000          (339)
USD*      306,250    EUR   300,000    6/09/2000       (17,607)
USD*       58,190    EUR    60,000    9/08/2000           (97)
EUR       525,000   USD    506,630    9/22/2000        (2,179)
JPY*    1,100,000   USD     10,623    4/07/2000          (106)
JPY*    6,400,000   USD     62,040    4/20/2000          (534)
JPY     1,000,000   USD      9,252    4/20/2000          (525)
JPY     1,000,000   USD     10,002    9/08/2000           (15)
JPY     1,000,000   USD      9,391    9/14/2000          (636)
JPY       500,000   USD      4,912    9/14/2000          (102)
JPY     1,100,000   USD     10,768    9/22/2000          (278)
                                                     --------
                                                      (51,457)
                                                     --------
Net Unrealized Appreciation....................      $108,986
                                                     ========

-------------
* Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

EUR  --         Euro Dollar
JPY  --         Japenese Yen
USD  --         United States Dollar

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
MULTI-MANAGED
INCOME PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2000

COMMON STOCK -- 15.9%
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.8%
APPAREL & TEXTILES -- 0.0%
Oakley, Inc.+ ..........................         1,900   $     20,187

AUTOMOTIVE -- 0.2%
General Motors Corp., Class H+ .........           500         62,250
SPX Corp.+ .............................           500         56,969

RETAIL -- 0.6%
Gap, Inc. ..............................         1,500         74,719
Home Depot, Inc. .......................         2,270        146,415
Wal-Mart Stores, Inc. ..................         2,000        111,000
                                                         ------------
                                                              471,540
                                                         ------------

CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO -- 0.2%
Seagram Co., Ltd. ......................         1,800        107,100
                                                         ------------

ENERGY -- 1.3%
ENERGY SERVICES -- 0.5%
Baker Hughes, Inc. .....................         2,000         60,500
Halliburton Co. ........................           900         36,900
Nabors Industries, Inc.+ ...............           500         19,406
Schlumberger Ltd. ......................         1,000         76,500
Transocean Sedco Forex, Inc. ...........           800         41,050

ENERGY SOURCES -- 0.8%
Chevron Corp. ..........................           500         46,219
Enron Corp. ............................         3,780        283,027
Exxon Mobil Corp. ......................         1,056         82,170
Noble Drilling Corp.+ ..................           800         33,150
                                                         ------------
                                                              678,922
                                                         ------------

FINANCE -- 1.1%
BANKS -- 0.2%
Chase Manhattan Corp. ..................           600         52,313
Fifth Third Bancorp.....................           820         51,660
Firstar Corp. ..........................         1,040         23,855

FINANCIAL SERVICES -- 0.9%
American Express Co. ...................           855        127,342
Capital One Financial Corp. ............           400         19,175
Citigroup, Inc. ........................           900         53,381
E*TRADE Group, Inc.+ ...................         1,395         42,024
Merrill Lynch & Co., Inc. ..............           800         84,000
Morgan Stanley, Dean Witter & Co. ......         1,200         97,875

----------------
54

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Paine Webber Group, Inc. ...............           900   $     39,600
                                                         ------------
                                                              591,225
                                                         ------------

HEALTHCARE -- 0.8%
DRUGS -- 0.3%
Biogen, Inc.+ ..........................           800         55,900
Immunex Corp.+ .........................           500         31,719
Merck & Co., Inc. ......................           500         31,062
Pfizer, Inc. ...........................         1,500         54,844

HEALTH SERVICES -- 0.0%
Healtheon/WebMD Corp.+ .................           180          4,140

MEDICAL PRODUCTS -- 0.5%
MedImmune, Inc.+ .......................           500         87,062
Medtronic, Inc. ........................         1,569         80,705
MiniMed, Inc.+ .........................           195         25,253
PE Corp-PE Biosystems Group.............           575         55,488
Schering-Plough Corp. ..................           600         22,050
                                                         ------------
                                                              448,223
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 1.2%
BUSINESS SERVICES -- 1.0%
Corning, Inc. ..........................         1,000        194,000
Electronic Data Systems Corp. ..........           500         32,094
General Electric Co. ...................         1,800        279,338
TMP Worldwide, Inc.+ ...................           515         40,041

MULTI-INDUSTRY -- 0.2%
Tyco International Ltd. ................         2,000         99,750
                                                         ------------
                                                              645,223
                                                         ------------

INFORMATION & ENTERTAINMENT -- 1.7%
BROADCASTING & MEDIA -- 1.6%
AT&T Corp. -- Liberty Media Group,
  Class A+ .............................         3,071        181,957
Cablevision Systems Corp., Class A+ ....           510         30,983
CBS Corp.+ .............................           700         39,637
Comcast Corp., Class A+ ................         2,365        102,582
Cox Communications, Inc., Class A+ .....           600         29,100
DoubleClick, Inc.+ .....................           400         37,450
Infinity Broadcasting Corp.,
  Class A+ .............................           787         25,479
Lamar Advertising Co.+ .................           184          8,372
Liberty Digital, Inc., Class A+ ........            90          3,465
Pegasus Communications Corp.+ ..........           700         98,525
Time Warner, Inc. ......................         1,964        196,400
UnitedGlobalCom, Inc., Class A+ ........           500         37,531
VoiceStream Wireless Corp.+ ............           335         43,152

ENTERTAINMENT PRODUCTS -- 0.1%
SONY Corp...............................           200         28,247
SONY Corp.+ ............................           200         28,442

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM -- 0.0%
McDonald's Corp. .......................           600   $     22,538
                                                         ------------
                                                              913,860
                                                         ------------

INFORMATION TECHNOLOGY -- 8.0%
COMMUNICATION EQUIPMENT -- 0.5%
3Com Corp.+ ............................            25          1,391
Cisco Systems, Inc.+ ...................         2,998        231,783
E-Tek Dynamics, Inc.+ ..................            65         15,291

COMPUTER SERVICES -- 0.6%
i2 Technologies, Inc.+ .................           825        100,753
iGate Capital Corp.+ ...................           220          9,928
MarchFirst, Inc.+ ......................           749         26,730
Sapient Corp.+ .........................           425         35,647
Sun Microsystems, Inc.+ ................         1,000         93,703
VeriSign, Inc.+ ........................           250         37,375

COMPUTERS & BUSINESS EQUIPMENT -- 0.9%
Dell Computer Corp.+ ...................         1,800         97,088
EMC Corp.+ .............................         2,420        302,500
International Business Machines
  Corp. ................................         1,000        118,000

COMPUTER SOFTWARE -- 1.0%
Electronic Arts, Inc.+ .................           960         68,340
Microsoft Corp.+ .......................         3,910        415,437
VERITAS Software Corp.+ ................           277         36,287

ELECTRONICS -- 1.5%
Applied Materials, Inc.+ ...............         1,830        172,478
ASM Lithography Holdings NV+ ...........           360         40,230
Conexant Systems, Inc.+ ................         1,500        106,500
Flextronics International Ltd.+ ........         1,500        105,656
Intel Corp. ............................         1,800        237,487
Maxim Integrated Products, Inc.+ .......           240         17,055
Texas Instruments, Inc. ................           975        156,000

INTERNET CONTENT -- 0.5%
Amazon.com, Inc.+ ......................         1,705        114,235
eBay, Inc.+ ............................           240         42,240
GoTo.com, Inc.+ ........................            10            411
InfoSpace.com, Inc.+ ...................           155         22,543
Internet Capital Group, Inc.+ ..........            50          4,515
Lycos, Inc.+ ...........................           360         25,290
Priceline.com, Inc.+ ...................           410         31,775
Ticketmaster Online-Citysearch, Inc.,
  Class B...............................           150          3,759

INTERNET SOFTWARE -- 0.4%
Exodus Communications, Inc.+ ...........           360         50,580
Inktomi Corp.+ .........................            65         12,675
NetZero, Inc.+ .........................           190          2,898
Phone.com, Inc.+ .......................           305         49,753
RealNetworks, Inc.+ ....................            30          1,708
Software.com, Inc.+ ....................           440         56,705

----------------
56

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET SOFTWARE (CONTINUED)
Verio, Inc.+ ...........................           455   $     20,503
Vignette Corp.+ ........................           190         30,447

TELECOMMUNICATIONS -- 2.6%
China Telecom (Hong Kong) Ltd. ADR+ ....           200         35,450
JDS Uniphase Corp.+ ....................           960        115,740
Level 3 Communications, Inc.+ ..........           640         67,680
Motorola, Inc. .........................           800        113,900
Nextel Communications, Inc.,
  Class A+ .............................           120         17,790
Nokia Corp. ADR.........................         2,695        585,489
Nortel Networks Corp. ..................           800        100,800
NTL, Inc.+ .............................           335         31,092
QUALCOMM, Inc.+ ........................           610         91,081
Sprint Corp. (PCS Group)+ ..............           910         59,434
Telefonaktiebolaget LM
  Ericsson AB ADR.......................           710         66,607
Telefonaktiebolaget LM Ericsson AB,
  Series B..............................           319         28,062
Vodafone AirTouch PLC+ .................        16,632         92,682
                                                         ------------
                                                            4,301,503
                                                         ------------

MATERIALS -- 0.1%
METALS & MINERALS -- 0.1%
Alcoa, Inc. ............................           900         63,225
                                                         ------------

UTILITIES -- 0.7%
ELECTRIC UTILITIES -- 0.0%
PECO Energy Co. ........................           700         25,812

GAS & PIPELINE UTILITIES -- 0.1%
Coastal Corp. ..........................         1,600         73,600

TELEPHONE -- 0.6%
AT&T Corp. .............................         1,700         95,625
MCI WorldCom, Inc.+ ....................         1,500         67,969
Telefonica SA+ .........................         1,530         38,677
Telefonos de Mexico SA ADR..............           995         66,665
WinStar Communications, Inc.+ ..........           495         29,700
                                                         ------------
                                                              398,048
                                                         ------------
TOTAL COMMON STOCK (cost $5,834,593)....                    8,618,869
                                                         ------------

PREFERRED STOCK -- 0.0%
----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
COMMUNICATION EQUIPMENT -- 0.0%
Concentric Network Corp., Series B
  13.50% (1) (cost $11,023).............            17         17,468
                                                         ------------

                                                                ----------------

BONDS & NOTES -- 72.7%                      PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 1.2%
APPAREL & TEXTILES -- 0.0%
Westpoint Stevens, Inc. 7.88% 2008......  $      5,000   $      3,838

AUTOMOTIVE -- 0.2%
Accuride Corp., Series B 9.25% 2008.....        10,000          8,675
Delco Remy International, Inc. 8.63%
  2007..................................        25,000         23,000
Delco Remy International, Inc. 10.63%
  2006..................................         5,000          4,950
Dura Operating Corp., Series B 9.00%
  2009..................................        20,000         17,800
Federal-Mogul Corp. 7.50% 2009..........        20,000         15,393
Federal-Mogul Corp. 8.80% 2007..........        30,000         26,064
LDM Technologies, Inc., Series B 10.75%
  2007..................................        25,000         18,750
Lear Corp., Series B 8.11% 2009.........        15,000         13,444

HOUSING -- 0.2%
Engle Homes, Inc., Series C 9.25%
  2008..................................        10,000          8,050
Henry Co., Series B 10.00% 2008.........        20,000         14,375
Nortek, Inc., Series B 8.88% 2008.......         5,000          4,500
Nortek, Inc., Series B 9.25% 2007.......        25,000         23,187
Standard Pacific Corp. 8.50% 2007.......        20,000         17,550
Toll Corp. 8.13% 2009...................        15,000         12,863
Webb (Del E.) Corp. 10.25% 2010.........        25,000         20,687

RETAIL -- 0.8%
Disco SA 9.88% 2008.....................        20,000         17,550
Duane Reade, Inc. 9.25% 2008............        50,000         46,750
Kroger Co. 7.38% 2005...................        55,000         53,954
Mattress Discounters Corp. 12.63%
  2007(2)...............................        20,000         18,500
Sealy Mattress Co., Series B zero coupon
  2007(3)...............................         5,000          3,556
Stater Brothers Holdings, Inc. 10.75%
  2006..................................        30,000         29,700
Vlasic Foods International, Inc.,
  Series B 10.25% 2009..................        20,000         12,550
Wal-Mart Stores, Inc. 7.55% 2030........       230,000        234,645
                                                         ------------
                                                              650,331
                                                         ------------

CONSUMER STAPLES -- 1.7%
FOOD, BEVERAGE & TOBACCO -- 1.7%
Aurora Foods, Inc., Series B 8.75%
  2008..................................        10,000          3,775
Aurora Foods, Inc., Series D 9.88%
  2007..................................        15,000          5,663
B & G Foods, Inc. 9.63% 2007............        25,000         20,063
Chiquita Brands International, Inc.
  10.00% 2009...........................        20,000         15,450
CPC International, Inc., Series E 7.25%
  2026..................................       310,000        289,974
Del Monte Foods Co., Series B zero
  coupon 2007(3)........................        26,000         20,182
Nash Finch Co., Series B 8.50% 2008.....        35,000         27,562
Panamerican Beverages, Inc. 8.13%
  2003..................................        80,000         77,376
Seagram (Joseph E.) & Sons, Inc. 7.50%
  2018..................................       300,000        279,255
Whitman Corp. 6.38% 2009................       165,000        147,649

HOUSEHOLD PRODUCTS -- 0.0%
Royster-Clark, Inc. 10.25% 2009*........        15,000         13,012
                                                         ------------
                                                              899,961
                                                         ------------

----------------
58

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
ENERGY -- 2.8%
ENERGY SERVICES -- 0.1%
ICO, Inc., Series B 10.38% 2007.........  $     15,000   $     14,062
Key Energy Services, Inc., Series B
  14.00% 2009...........................         5,000          5,469
Pride Petroleum Services, Inc. 9.38%
  2007..................................        25,000         24,500
Tuboscope, Inc. 7.50% 2008..............        30,000         25,742

ENERGY SOURCES -- 2.7%
Apache Finance Canada Corp. 7.75%
  2029..................................       330,000        315,995
Conoco, Inc. 5.90% 2004.................       120,000        114,284
Energy Corp. of America, Series A 9.50%
  2007..................................        45,000         31,500
Enron Corp. 6.75% 2004..................       125,000        119,950
Husky Oil Ltd. 7.55% 2016...............       180,000        165,967
Newfield Exploration Co., Series B 7.45%
  2007..................................       120,000        112,030
Petroleos Mexicanos 9.38% 2008..........        80,000         82,200
Petroleos Mexicanos, Series P 9.50%
  2027..................................        60,000         61,950
Plains Resources, Inc., Series B 10.25%
  2006..................................        10,000          9,612
Plains Resources, Inc., Series D 10.25%
  2006..................................        10,000          9,775
Tosco Corp. 8.13% 2030..................       245,000        244,831
YPF Sociedad Anonima, Series C 10.00%
  2028..................................       150,000        169,527
                                                         ------------
                                                            1,507,394
                                                         ------------

FINANCE -- 16.2%
BANKS -- 2.8%
Bank of America Corp. 9.38% 2009........        80,000         89,853
Credit National 7.00% 2005..............       210,000        201,201
First Republic Bancorp 7.75% 2012.......        55,000         47,523
First Union-Lehman Brothers Commercial
  Mortgage Corp. 6.60% 2007.............       245,000        234,159
Korea Development Bank 7.13% 2001.......        30,000         29,621
National City Corp. 7.20% 2005..........       200,000        196,014
NBD Bank NA 8.25% 2024..................        55,000         61,475
Popular, Inc., Series C 6.75% 2001......       125,000        123,924
Royal Bank Scotland Group PLC 6.40%
  2009..................................       300,000        277,626
U.S. Bancorp 7.50% 2026.................       210,000        207,656
Werner Holdings Co., Inc., Series A
  10.00% 2007...........................        10,000          9,375
Western Financial Bank 8.88% 2007.......        30,000         25,950

FINANCIAL SERVICES -- 6.9%
Aesop Funding II LLC 6.14% 2006*........       120,000        113,650
Aesop Funding II LLC 6.22% 2001*........       130,000        129,874
Aesop Funding II LLC 6.40% 2003*........       100,000         97,659
Allstate Financing II 7.83% 2045........        53,000         46,588
American General Finance Corp.,
  Series E 6.25% 2002...................       300,000        291,504
Arcadia Financial Ltd. 11.50% 2007(2)...        10,000         10,462
Arcadia Financial Ltd. 11.50% 2007*.....         5,000          5,300
Asset Securitization Corp. 6.75% 2041...        85,000         80,788
AXA Finanical, Inc. 7.00% 2028..........       130,000        118,929
Chase Credit Card Master Trust 6.19%
  2005..................................       190,000        185,712
Crown Castle International Corp. zero
  coupon 2007#(3).......................        45,000         31,219
CS First Boston Mortgage Securities
  Corp. 7.24% 2029......................       110,000        108,947
Dime Capital Trust I, Series A 9.33%
  2027..................................        45,000         44,124
Finova Capital Corp. 6.63% 2001.........       125,000        123,376
Finova Capital Corp., Series C 6.39%
  2002..................................        95,000         91,626
Fleet Mortgage Group, Inc., Series A
  6.84% 2003............................        50,000         49,123

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
GE Capital Mortgage Services, Inc. 6.25%
  2023..................................  $      8,932   $      8,868
General Electric Capital Corp. 8.70%
  2007..................................       250,000        270,915
General Motors Acceptance Corp. 7.63%
  2003..................................       130,000        130,369
Liberty Financial Cos., Inc. 6.75%
  2008..................................       130,000        121,370
PNC Funding Corp. 7.50% 2009............       300,000        300,036
Popular North America, Inc., Series D
  6.63% 2002............................        40,000         38,783
Principal Financial Group 8.20% 2009*...       340,000        338,218
Private Export Funding Corp., Series C
  6.31% 2004............................       100,000         97,533
Private Export Funding Corp., Series NN
  7.30% 2002............................       265,000        266,200
Private Export Funding Corp., Series YY
  7.03% 2003............................       100,000        100,215
RBF Finance Co. 11.38% 2009.............        35,000         37,756
Sun Canada Financial Co. 6.63% 2007*....       160,000        151,325
Tembec Finance Corp. 9.88% 2005.........        15,000         15,112
Tembec Industries, Inc. 8.63% 2009......         5,000          4,762
Toyota Motor Credit Corp. 5.63% 2003....       150,000        142,497
U.S. West Capital Funding, Inc. 6.25%
  2005..................................       165,000        156,103

INSURANCE -- 6.5%
AAG Holding Co., Inc. 6.88% 2008........       120,000        110,144
Abbey National PLC, Series E 6.69%
  2005..................................       270,000        259,926
Ace Capital Trust II 9.70% 2030.........       310,000        312,559
American Financial Group, Inc. 7.13%
  2009..................................        70,000         63,676
Amerus Life Holdings, Inc. 6.95% 2005...       250,000        232,437
CIGNA Corp. 7.40% 2007..................        95,000         93,941
CIGNA Corp. 7.88% 2027..................        40,000         38,487
CIGNA Corp. 8.25% 2007..................        75,000         77,561
Everest Reinsurance Holdings Co. 8.75%
  2010..................................       300,000        304,377
Farmers Insurance Exchange 8.50%
  2004*.................................       290,000        301,310
Florida Windstorm Underwriting
  Associates, Inc. 7.13% 2019*..........       350,000        335,790
Jackson National Life Insurance Co.
  8.15% 2027*...........................        49,000         49,931
Lumbermens Mutual Casualty Co. 8.30%
  2037*.................................        85,000         75,372
Metropolitan Life Insurance Co. 7.70%
  2015..................................       140,000        138,448
Prudential Insurance Co. 6.88% 2003*....       355,000        349,462
Reliastar Financial Corp. 8.00% 2006....       225,000        223,956
Safeco Capital Trust I 8.07% 2037.......       290,000        252,164
Travelers Property Casualty Corp. 7.75%
  2026..................................       340,000        342,567
                                                         ------------
                                                            8,775,428
                                                         ------------

HEALTHCARE -- 1.2%
DRUGS -- 0.0%
Warner Chilcott, Inc. 12.63% 2008*......        10,000          9,888

HEALTH SERVICES -- 0.5%
Beverly Enterprises, Inc. 9.00% 2006....        15,000         12,694
Columbia/HCA Healthcare Corp. 7.00%
  2007..................................         5,000          4,400
Columbia/HCA Healthcare Corp. 7.25%
  2008..................................        25,000         22,187
HEALTHSOUTH Corp. 6.88% 2005............       120,000        104,458
Lifepoint Hospitals Holdings, Inc.,
  Series B 10.75% 2009..................        15,000         15,075
Tenet Healthcare Corp. 7.88% 2003.......        50,000         47,875
Tenet Healthcare Corp., Series B 8.13%
  2008..................................        20,000         18,200
Triad Hospitals Holdings, Inc.,
  Series B 11.00% 2009..................        25,000         25,125

----------------
60

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS -- 0.7%
ALARIS Medical, Inc. zero coupon
  2008(3)...............................  $     35,000   $     11,506
Beckman Instruments, Inc. 7.10% 2003....        75,000         71,925
Beckman Instruments, Inc. 7.45% 2008....        25,000         22,654
Bio-Rad Labs, Inc. 11.63% 2007*.........         5,000          5,012
Cardinal Health 7.00% 2026..............       270,000        260,053
Mediq PRN Life Support Services, Inc.
  11.00% 2008...........................        25,000          2,438
                                                         ------------
                                                              633,490
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 3.2%
AEROSPACE & MILITARY TECHNOLOGY -- 1.0%
Dunlop Standard Aerospace Holdings PLC
  11.88% 2009...........................        35,000         35,612
K & F Industries, Inc., Series B 9.25%
  2007..................................        40,000         37,200
Raytheon Co. 8.20% 2006*................       234,000        236,544
SCL Term Aereo Santiago SA 6.95%
  2012*.................................       250,000        231,286

BUSINESS SERVICES -- 1.4%
Allied Waste North America, Inc.,
  Series B 7.63% 2006...................        40,000         33,700
Boise Cascade Office Products Corp.
  7.05% 2005............................       225,000        214,447
Federal Express Corp. 6.72% 2022........       176,477        166,702
Fisher Scientific International, Inc.
  9.00% 2008............................        20,000         18,200
Iron Mountain, Inc. 8.13% 2008..........         5,000          4,350
Iron Mountain, Inc. 8.75% 2009..........        15,000         13,350
Neenah Corp., Series F 11.13% 2007......        10,000          8,900
Owens & Minor, Inc. 10.88% 2006.........        10,000         10,263
Waste Management, Inc. 7.00% 2006.......       170,000        148,468
Waste Management, Inc. 7.13% 2007.......       200,000        174,678
World Color Press, Inc. 8.38% 2008......        20,000         19,125

MACHINERY -- 0.1%
Grove Worldwide, Inc. LLC 9.25% 2008....        20,000          8,800
Numatics, Inc., Series B 9.63% 2008.....        10,000          8,112
Roller Bearing Co. of America, Inc.,
  Series B 9.63% 2007...................         5,000          4,538
Westinghouse Air Brake Co., Series B2
  9.38% 2005............................        10,000          9,775

MULTI-INDUSTRY -- 0.6%
American Standard, Inc. 7.63% 2010......        15,000         13,350
Eaton Corp. 7.65% 2029..................       280,000        275,074
Prestolite Electric, Inc. 9.63% 2008....        20,000         12,350

TRANSPORTATION -- 0.1%
AMR Corp. 10.20% 2020...................        50,000         58,646
                                                         ------------
                                                            1,743,470
                                                         ------------

INFORMATION & ENTERTAINMENT -- 2.9%
BROADCASTING & MEDIA -- 2.3%
Adelphia Communications Corp., Series B
  8.38% 2008............................        15,000         13,350
Allbritton Communications Co., Series B
  8.88% 2008............................        20,000         18,000
AMC Entertainment, Inc. 9.50% 2009......        50,000         25,500
American Media Operations, Inc. 10.25%
  2009*.................................        20,000         19,550
Benedek Communications Corp. zero coupon
  2006(3)...............................        35,000         32,069
Cablevision SA 13.75% 2009..............        10,000         10,075
Century Communications Corp., Series B
  zero coupon 2008(3)...................        65,000         26,650

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Charter Communication Holdings LLC 8.63%
  2009..................................  $     45,000   $     39,600
Classic Cable, Inc. 10.50% 2010*........        15,000         14,888
Comcast Cable Communications Corp. 8.50%
  2027..................................        80,000         83,221
Echostar DBS Corp. 9.38% 2009...........        55,000         53,075
Emmis Communications Corp., Series B
  8.13% 2009............................         5,000          4,688
Frontiervision Holdings LP zero coupon
  2007(3)...............................        30,000         26,400
Frontiervision Holdings LP, Series B
  zero coupon 2007(3)...................        20,000         17,525
Granite Broadcasting Corp. 8.88% 2008...        25,000         21,500
LIN Holdings Corp. zero coupon
  2008(3)...............................        65,000         40,137
News America Holdings, Inc. 8.00%
  2016..................................       330,000        321,770
RCN Corp. zero coupon 2008(3)...........        50,000         29,250
Scholastic Corp. 7.00% 2003.............        85,000         82,567
Sullivan Graphics, Inc. 12.75% 2005.....        30,000         31,050
Sun Media Corp. 9.50% 2007..............        15,000         14,475
TCI Communications, Inc. 8.00% 2005.....        50,000         51,336
Tele-Communications, Inc. 7.25% 2005....        40,000         39,761
Tele-Communications, Inc. 9.25% 2002....        60,000         62,384
TV Guide, Inc. 8.13% 2009...............        25,000         24,750
Viacom, Inc. 7.75% 2005.................        80,000         80,606
Young Broadcasting, Inc., Series B 8.75%
  2007..................................        30,000         26,250

ENTERTAINMENT PRODUCTS -- 0.1%
Bell Sports, Inc., Series B 11.00%
  2008..................................        45,000         44,606
True Temper Sports, Inc., Series B
  10.88% 2008...........................        25,000         23,656

LEISURE & TOURISM -- 0.5%
Aztar Corp. 8.88% 2007..................        20,000         18,100
Continental Airlines, Inc., Series A
  6.65% 2017............................        72,152         65,728
Continental Airlines, Inc., Series B
  6.47% 2004............................        89,663         85,389
Hollywood Casino Corp. 11.25% 2007......        10,000         10,050
John Q. Hammons Hotels, Inc. 8.88%
  2004..................................        10,000          8,850
Loews Cineplex Entertainment Corp. 8.88%
  2008..................................        45,000         29,475
Station Casinos, Inc. 8.88% 2008........        30,000         27,750
Tricon Global Restaurants, Inc. 7.65%
  2008..................................        30,000         28,356
                                                         ------------
                                                            1,552,387
                                                         ------------

INFORMATION TECHNOLOGY -- 1.5%
COMMUNICATION EQUIPMENT -- 0.1%
Concentric Network Corp. 12.75% 2007....        35,000         36,487

ELECTRONICS -- 0.2%
Advanced Micro Devices, Inc. 11.00%
  2003..................................         5,000          4,950
Amphenol Corp. 9.88% 2007...............         3,000          3,105
Fairchild Semiconductor Corp. 10.13%
  2007..................................        25,000         24,250
L-3 Communications Holdings, Inc.,
  Series B 8.00% 2008...................        20,000         17,400
SCG Holdings & Semiconductor Co.,
  Series B 12.00% 2009*.................        30,000         32,025

INTERNET SOFTWARE -- 0.1%
Covad Communications Group, Inc. 12.50%
  2009..................................        15,000         13,913
PSINet, Inc. 11.00% 2009................        10,000          9,675
PSINet, Inc. 11.50% 2008................        15,000         14,812
PSINet, Inc., Series B 10.00% 2005......        25,000         23,625
Verio, Inc. 10.38% 2005.................        10,000          9,650

----------------
62

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET SOFTWARE (CONTINUED)
Verio, Inc. 11.25% 2008.................  $     10,000   $      9,900

TELECOMMUNICATIONS -- 1.1%
Adelphia Business Solutions, Inc.,
  Series B 12.25% 2004..................        15,000         15,450
Adelphia Business Solutions, Inc.,
  Series B zero coupon 2003(3)..........        10,000          9,200
Alaska Communications Holdings, Inc.
  9.38% 2009............................        25,000         22,625
AMSC Acquisition Co., Inc., Series B
  12.25% 2008...........................         5,000          3,938
BTI Telecom Corp. 10.50% 2007...........        10,000          8,825
Clearnet Communications, Inc. zero
  coupon 2009(3)........................        20,000         11,425
Compania de Telecomunicaciones de Chile
  7.63% 2006............................        50,000         48,051
Compania de Telecomunicaciones de Chile
  8.38% 2006............................        60,000         59,447
e.Spire Communications, Inc. zero coupon
  2008(3)...............................        35,000         14,000
GCI, Inc. 9.75% 2007....................        60,000         56,250
Globalstar LP 10.75% 2004...............        15,000          5,400
GST Network Funding, Inc. zero coupon
  2008(3)...............................        25,000         10,219
GT Group Telecom, Inc. zero coupon
  2010*(2)(3)...........................        15,000          8,400
Insight Midwest LP 9.75% 2009*..........         5,000          4,975
Iridium LLC, Series C 11.25% 2005(4)+...        15,000            150
Iridium LLC, Series D 10.88% 2005(4)+...        10,000            100
ITC DeltaCom, Inc. 9.75% 2008...........        15,000         14,737
KMC Telecom Holdings, Inc. zero coupon
  2008(3)...............................        40,000         21,450
Level 3 Communications, Inc. 9.13%
  2008..................................        15,000         12,900
Level 3 Communications, Inc. 11.25%
  2010*.................................        10,000          9,575
McLeodUSA, Inc. 9.25% 2007..............        15,000         14,100
MJD Communications, Inc., Series B 9.50%
  2008..................................        10,000          9,513
Nextel Communications, Inc. 9.38%
  2009..................................         5,000          4,625
Nextel Communications, Inc. zero coupon
  2007(3)...............................        90,000         61,650
NEXTLINK Communications, Inc. zero
  coupon 2008(3)........................        55,000         32,450
NEXTLINK Communications, Inc. zero
  coupon 2009(3)........................        15,000          8,475
NTL Communications Corp., Series B zero
  coupon 2008(3)........................        55,000         35,475
Rogers Cantel, Inc. 9.38% 2008..........        10,000         10,150
RSL Communications PLC 12.00% 2008......        30,000         28,537
Satelites Mexicanos SA de CV, Series B
  10.13% 2004...........................        20,000         16,800
Telecommunications Techniques Co. LLC
  9.75% 2008............................        25,000         22,656
Time Warner Telecom, Inc. 9.75% 2008....        15,000         14,700
                                                         ------------
                                                              796,040
                                                         ------------

MATERIALS -- 2.4%
CHEMICALS -- 1.3%
Acetex Corp. 9.75% 2003.................        30,000         27,075
Avecia Group PLC 11.00% 2009............        30,000         30,075
Georgia Gulf Corp. 10.38% 2007*.........         5,000          5,056
Huntsman Corp. 9.50% 2007*..............        15,000         13,650
ICI Wilmington, Inc. 6.95% 2004.........       320,000        310,093
Lyondell Chemical Co. 9.80% 2020........        20,000         17,600
Lyondell Chemical Co., Series B 9.88%
  2007..................................        55,000         52,250
Pioneer Americas Acquisition Corp.,
  Series B 9.25% 2007...................        15,000         12,638
Praxair, Inc. 6.75% 2003................       195,000        189,729
Scotts Co. 8.63% 2009*..................        10,000          9,300
Sovereign Specialty Chemicals, Inc.
  11.88% 2010*..........................        10,000          9,950
Texas Petrochemical Corp., Series B
  11.13% 2006...........................        35,000         28,612

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
MATERIALS (CONTINUED)
FOREST PRODUCTS -- 0.9%
Boise Cascade Co., Series A 9.90%
  2001..................................  $     80,000   $     82,011
Doman Industries Ltd. 12.00% 2004.......        30,000         30,450
Gaylord Container Corp., Series B 9.38%
  2007..................................        15,000         13,725
International Paper Co. 8.10% 2009......       100,000        103,402
Packaging Corp. of America 9.63% 2009...        10,000          9,725
Repap New Brunswick, Inc. 9.00% 2004....        10,000          9,600
Sonoco Products Co. 7.00% 2004..........       270,000        263,412

METALS & MINERALS -- 0.2%
AK Steel Corp. 7.88% 2009...............        10,000          9,050
Algoma Steel, Inc. 12.38% 2005..........        20,000         19,500
BWay Corp., Series B 10.25% 2007........        20,000         18,050
Consumers Packaging, Inc. 9.75% 2007....        10,000          5,275
LTV Corp. 11.75% 2009*..................        15,000         14,663
Neenah Corp., Series B 11.13% 2007......        10,000          8,900
P & L Coal Holdings Corp., Series B
  9.63% 2008............................        20,000         17,950
Weirton Steel Corp. 11.38% 2004.........         5,000          5,100
                                                         ------------
                                                            1,316,841
                                                         ------------

MUNICIPAL BONDS -- 1.9%
MUNICIPAL BONDS -- 1.9%
Allentown Pennsylvania 6.20% 2005.......       290,000        277,913
Fresno County California Pension
  Obligation 6.07% 2003.................       100,000         96,361
Hudson County New Jersey Improvement
  Authority Facility 6.55% 2002.........       200,000        197,326
Huntsville Alabama Solid Waste Disposal
  Authority 5.95% 2003..................       105,000        101,252
Miami Florida Revenue 7.25% 2003........       130,000        130,519
Phoenix Arizona Civic Improvement Corp.
  6.30% 2008............................       100,000         93,987
Southern California Public Power
  Authority Project 6.93% 2017..........       125,000        118,601
                                                         ------------
                                                            1,015,959
                                                         ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.3%
FOREIGN GOVERNMENT -- 0.3%
Republic of Lithuania 7.13% 2002*.......        53,000         50,615
Republic of Philippines 10.63% 2025.....       111,000        105,385
                                                         ------------
                                                              156,000
                                                         ------------

REAL ESTATE -- 1.0%
REAL ESTATE COMPANIES -- 1.0%
E.O.P. Operating LP 6.38% 2003..........       120,000        115,471
E.O.P. Operating LP 8.38% 2006..........       230,000        232,436
Post Apartment Homes LP 7.02% 2001......       130,000        129,952
Susa Partnership LP 6.95% 2006..........        95,000         86,805
                                                         ------------
                                                              564,664
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 33.7%
U.S. GOVERNMENT & AGENCIES -- 33.7%
Federal Home Loan Mortgage Corp. 6.00%
  2013..................................       362,829        341,850
Federal Home Loan Mortgage Corp. 6.00%
  2028..................................       472,565        430,478
Federal Home Loan Mortgage Corp. 6.50%
  2022..................................       160,000        151,899

----------------
64

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Federal Home Loan Mortgage Corp. 6.50%
  2023..................................  $     96,000   $     89,880
Federal Home Loan Mortgage Corp. 7.00%
  2023..................................        45,000         43,861
Federal Home Loan Mortgage Corp. 7.50%
  2023..................................        24,946         24,673
Federal Home Loan Mortgage Corp. 7.50%
  2027..................................       302,017        297,768
Federal Home Loan Mortgage Corp. 7.50%
  2028..................................       247,248        243,768
Federal Home Loan Mortgage Corp. 7.75%
  2022..................................       129,866        129,987
Federal Home Loan Mortgage Corp. 8.50%
  2008..................................       165,087        166,860
Federal Home Loan Mortgage Corp. 8.50%
  2019..................................        40,178         41,123
Federal National Mortgage Association
  5.25% 2003............................       510,000        486,412
Federal National Mortgage Association
  5.65% 2005............................        11,907         11,829
Federal National Mortgage Association
  5.75% 2008............................       740,000        677,100
Federal National Mortgage Association
  6.00% 2014............................       446,801        420,967
Federal National Mortgage Association
  6.00% 2014............................       189,747        178,776
Federal National Mortgage Association
  6.00% 2028............................       221,396        201,608
Federal National Mortgage Association
  6.00% 2028............................       732,266        666,816
Federal National Mortgage Association
  6.18% 2008............................        24,550         22,901
Federal National Mortgage Association
  6.27% 2007............................        83,264         78,256
Federal National Mortgage Association
  6.30% 2008............................        19,638         18,449
Federal National Mortgage Association
  6.30% 2008............................        24,437         22,987
Federal National Mortgage Association
  6.34% 2008............................        19,323         18,241
Federal National Mortgage Association
  6.36% 2008............................       127,467        120,710
Federal National Mortgage Association
  6.39% 2006............................        19,127         18,222
Federal National Mortgage Association
  6.43% 2008............................        24,435         23,156
Federal National Mortgage Association
  6.50% 2013............................       408,031        393,110
Federal National Mortgage Association
  6.59% 2007............................        97,579         93,362
Federal National Mortgage Association
  6.90% 2007............................       298,498        290,582
Federal National Mortgage Association
  6.98% 2007............................        23,409         22,876
Federal National Mortgage Association
  7.04% 2007............................        77,822         76,263
Federal National Mortgage Association
  7.28% 2006............................        43,673         43,275
Federal National Mortgage Association
  7.39% 2021............................        47,064         47,043
Federal National Mortgage Association
  7.50% TBA.............................       200,000        196,282
Federal National Mortgage Association
  7.75% 2021............................       200,000        200,750
Federal National Mortgage Association
  8.00% 2006............................        30,495         30,761
Government National Mortgage Association
  6.50% 2029............................       397,892        375,260
Government National Mortgage Association
  7.00% 2023............................        13,671         13,316
Government National Mortgage Association
  7.00% 2023............................        18,510         18,030
Government National Mortgage Association
  7.00% 2023............................        16,257         15,835
Government National Mortgage Association
  7.25% 2027............................       401,048        393,653
Government National Mortgage Association
  7.50% 2022............................        15,586         15,538
Government National Mortgage Association
  7.50% 2023............................        57,152         56,937
Government National Mortgage Association
  7.50% 2027............................       373,100        370,417
Government National Mortgage Association
  8.50% 2017............................        32,097         33,090
Government National Mortgage Association
  8.50% 2017............................        14,040         14,474
Government National Mortgage Association
  9.00% 2021............................        11,628         12,053
Overseas Private Investment Corp.,
  Series 96-A 6.99% 2009................       136,944        134,752
United States Treasury Bonds 5.25%
  2028..................................       335,000        299,825
United States Treasury Bonds 5.50%
  2028..................................        35,000         32,452
United States Treasury Bonds 8.13%
  2021..................................       120,000        147,356
United States Treasury Bonds 9.00%
  2018..................................     2,642,000      3,447,387
United States Treasury Bonds 9.25%
  2016..................................     1,800,000      2,342,250
United States Treasury Bonds 11.88%
  2003..................................       580,000        677,602
United States Treasury Bonds 12.00%
  2013..................................     1,625,000      2,194,254

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
U.S. GOVERNMENT & AGENCIES (CONTINUED)
United States Treasury Notes 4.75%
  2008..................................  $    475,000   $    428,835
United States Treasury Notes 5.50%
  2009..................................       150,000        142,851
United States Treasury Notes 5.63%
  2008..................................       200,000        192,156
United States Treasury Notes 5.75%
  2001..................................       273,000        270,611
United States Treasury Notes 6.63%
  2001..................................       100,000        100,172
United States Treasury Strip Bonds zero
  coupon 2012...........................       325,000        155,122
                                                         ------------
                                                           18,207,109
                                                         ------------

UTILITIES -- 2.6%
ELECTRIC UTILITIES -- 0.9%
Conectiv, Inc. 6.38% 2005...............        75,000         72,566
Public Service Electric & Gas Co.,
  Series A 8.88% 2003...................        47,000         48,698
ScottishPower PLC, Series H 6.38%
  2008..................................       250,000        237,190
UtiliCorp United, Inc. 6.88% 2004.......        90,000         86,214
WESCO Distribution, Inc., Series B 9.13%
  2008..................................        20,000         17,350

GAS & PIPELINE UTILITIES -- 0.3%
Azurix Corp. 10.75% 2010*...............        10,000          9,975
Enron Corp. 9.63% 2006..................       135,000        146,027

TELEPHONE -- 1.4%
Alestra SA DE RL DE CV 12.13% 2006......        55,000         55,137
GTE Corp. 6.36% 2006....................       220,000        207,238
Intermedia Communications, Inc.,
  Series B 8.88% 2007...................        30,000         27,000
Intermedia Communications, Inc.,
  Series B 9.50% 2009...................        10,000          9,250
Intermedia Communications, Inc.,
  Series B zero coupon 2009(3)..........        25,000         14,438
MCI Communications Corp. 6.13%
  2002(5)...............................        55,000         53,776
MCI WorldCom, Inc. 7.55% 2004...........       230,000        231,037
Sprint Capital Corp. 6.13% 2008.........       180,000        163,870
Viatel, Inc. 11.25% 2008................        25,000         22,250
                                                         ------------
                                                            1,402,016
                                                         ------------
TOTAL BONDS & NOTES (cost
  $40,874,066)..........................                   39,221,090
                                                         ------------

WARRANTS -- 0.0%+
                                            WARRANTS
----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
KMC Telecom Holdings, Inc. 1/31/08*(6)
  (cost $55)............................            20             50
                                                         ------------
TOTAL INVESTMENT SECURITIES (cost
  $46,719,737)..........................                   47,857,477
                                                         ------------

SHORT-TERM SECURITIES -- 8.6%               PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.6%
Cincinnati Milacron, Inc. 7.88% due
  5/15/00...............................  $    135,000        134,890
Cleveland Electric Illuminating Co.,
  Series B 7.19% due 7/01/00............        65,000         64,926
Ford Motor Credit Co. 7.02% due
  10/10/00..............................       125,000        125,236
                                                         ------------
                                                              325,052
                                                         ------------

----------------
66

SHORT-TERM SECURITIES (CONTINUED)           PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
NON-U.S. GOVERNMENT OBLIGATIONS -- 1.3%
Government of France 4.00% due
  7/12/00...............................  $    745,000   $    713,838
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 6.7%
Federal Home Loan Bank Consolidated
  Discount Notes 6.05% due 4/03/00......       500,000        499,832
Federal National Mortgage Association
  5.63% due 3/15/01.....................       515,000        509,850
United States Treasury Notes 4.63% due
  11/30/00..............................       175,000        173,059
United States Treasury Notes 4.88% due
  3/31/01...............................     1,800,000      1,773,558
United States Treasury Notes 5.00% due
  2/28/01...............................       520,000        513,661
United States Treasury Notes 5.75% due
  10/31/00..............................       150,000        149,484
                                                         ------------
                                                            3,619,444
                                                         ------------
TOTAL SHORT-TERM SECURITIES (cost
  $4,733,800)...........................                    4,658,334
                                                         ------------

REPURCHASE AGREEMENT -- 1.4%
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
Swiss Bank Corp. Joint Repurchase
  Agreement Account (Note 3) (cost
  $770,000).............................       770,000        770,000
                                                         ------------

TOTAL INVESTMENTS --
  (cost $52,223,537)                             98.6%       53,285,811
Other assets less liabilities --                  1.4           751,684
                                           ----------      ------------
NET ASSETS --                                   100.0%     $ 54,037,495
                                           ==========      ============

-------------
+   Non-income producing securities
#  Security represents an investment in an affiliated company; See Note 7
*  Resale restricted to qualified institutional buyers
(1) PIK -- ("Payment in Kind") payment made with additonal securities in lieu of cash
(2) Bond issued as part of a unit which includes an equity component
(3) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(4) Bond in default
(5) Variable rate security; rate as of March 31, 2000
(6) Fair valued security; see Note 2
ADR -- American Depository Receipt
TBA -- Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity will be determined upon settlement date.

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

--------------------------------------------------------
                     IN                     GROSS
   CONTRACT       EXCHANGE     DELIVERY   UNREALIZED
  TO DELIVER         FOR         DATE     APPRECIATION
--------------------------------------------------------
USD*   171,720   EUR 180,000   4/07/00       $   721
EUR*    25,000   USD   25,991  4/07/00         2,041
EUR*    55,000   USD   55,979  4/07/00         3,289
EUR*   115,000   USD  125,316  4/07/00        15,145
EUR*    25,000   USD   27,101  4/07/00         3,151
EUR*    15,000   USD   15,897  4/07/00         1,526
EUR*    20,000   USD   21,013  4/07/00         1,853
EUR*    30,000   USD   30,541  4/07/00         1,800
USD*    42,859   EUR  45,000   4/14/00           272
EUR*    50,000   USD   50,920  4/14/00         2,997
EUR     15,000   USD   15,283  4/14/00           906
EUR     20,000   USD   19,832  4/20/00           654
EUR*    20,000   USD   20,752  6/09/00         1,509
EUR*    25,000   USD   24,987  6/09/00           933
EUR*    10,000   USD   10,022  6/09/00           401
EUR*   135,000   USD  141,210  6/09/00        11,321
EUR*    35,000   USD   36,687  6/09/00         3,012
EUR*    30,000   USD   31,079  6/09/00         2,215
EUR*    25,000   USD   25,892  6/09/00         1,838
EUR*    25,000   USD   24,384  9/08/00           178
EUR     30,000   USD   29,170  9/08/00           123
USD*     3,803   JPY   400,000 4/07/00            98
                                             -------
                                              55,983
                                             -------

                                           GROSS UNREALIZED
                                             DEPRECIATION
-----------------------------------------------------------
USD*    41,417   EUR  40,000    4/07/00          (3,097)
USD*    20,179   EUR  20,000    4/07/00          (1,019)
USD*    27,533   EUR  25,000    4/07/00          (3,583)
USD*    20,230   EUR  20,000    4/07/00          (1,070)
USD*    96,299   EUR 100,000    6/09/00             (85)
USD*    29,271   EUR  30,000    6/09/00            (407)
USD*   127,604   EUR 125,000    6/09/00          (7,336)
USD*    25,418   EUR  25,000    6/09/00          (1,365)
USD*    19,397   EUR  20,000    9/08/00             (32)
EUR    180,000   USD  173,702   9/22/00            (747)
JPY*    400,000  USD    3,863   4/07/00             (38)
JPY    1,700,000 USD   16,480   4/20/00            (142)
JPY     200,000  USD    1,850   4/20/00            (105)
JPY     400,000  USD    3,756   9/14/00            (255)
JPY     100,000  USD     982    9/14/00             (20)
JPY     400,000  USD    3,916   9/22/00            (101)
                                               --------
                                                (19,402)
                                               --------
Net Unrealized Appreciation..............      $ 36,581
                                               ========

-------------
* Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counderparty settlement risk.

EUR  --         Euro Dollar
JPY  --         Japenese Yen
USD  --         United States Dollar

See Notes to Financial Statements

----------------
68

----------------

SEASONS SERIES TRUST
ASSET ALLOCATION:
DIVERSIFIED GROWTH
PORTFOLIO                                 INVESTMENT PORTFOLIO -- MARCH 31, 2000

COMMON STOCK -- 65.8%
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 4.1%
APPAREL & TEXTILES -- 0.3%
Gucci Group NV..........................         3,090   $    274,817
Swatch Group AG+ .......................           170         40,139
Swatch Group AG, Class B................           170        198,292

AUTOMOTIVE -- 0.6%
Bayerische Motoren Werke AG.............         9,702        307,969
Delphi Automotive Systems Corp. ........             1             16
Ford Motor Co. .........................         6,137        281,918
General Motors Corp.@...................         4,735        392,117

HOUSING -- 0.3%
CRH PLC GDR.............................        12,769        229,255
Lowe's Cos., Inc. ......................         2,525        147,397

RETAIL -- 2.9%
Albertson's, Inc. ......................         2,515         77,965
Bulgari SpA.............................         5,900         65,309
CVS Corp. ..............................         7,320        274,957
Federated Department Stores, Inc.+ .....         6,505        271,584
Home Depot, Inc. .......................        16,400      1,057,800
J.C. Penny Co., Inc. ...................         1,500         22,313
Kmart Corp. + ..........................        17,332        167,904
Kohl's Corp.+ ..........................         1,500        153,750
Kojima Co, Ltd. ........................           500         14,391
Kroger Co.+ ............................         2,200         38,638
May Department Stores Co. ..............         2,988         85,158
Rite Aid Corp. .........................         6,370         35,035
Sears, Roebuck & Co. ...................         1,000         30,875
Staples, Inc.+ .........................         2,800         56,000
Tandy Corp. ............................         7,200        365,400
Target Corp. ...........................         6,645        496,714
Tesco PLC+ .............................        58,284        194,867
TJX Cos., Inc. .........................        16,925        375,523
Wal-Mart Stores, Inc. ..................        15,800        876,900
                                                         ------------
                                                            6,533,003
                                                         ------------

CONSUMER STAPLES -- 2.2%
FOOD, BEVERAGE & TOBACCO -- 1.2%
Anheuser-Busch Cos., Inc. ..............         6,090        379,102
ConAgra, Inc. ..........................         2,410         43,681
Danone..................................           324         71,667
Diageo PLC+ ............................        20,447        154,060
General Mills, Inc. ....................         1,400         50,663
Heinz (H.J.) & Co. .....................         4,530        157,984

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
FOOD, BEVERAGE & TOBACCO (CONTINUED)
Kellogg Co. ............................         5,185   $    132,866
Nabisco Group Holdings Corp. ...........         1,100         13,200
Nabisco Holdings Corp., Class A.........         1,311         42,198
PepsiCo, Inc. ..........................         9,175        317,111
Philip Morris Cos., Inc. ...............         7,776        164,268
Quaker Oats Co. ........................         2,821        171,023
Seagram Co., Ltd. ......................         3,400        202,300

HOUSEHOLD PRODUCTS -- 1.0%
Avon Products, Inc. ....................           900         26,156
Clorox Co. .............................         1,100         35,750
Colgate-Palmolive Co. ..................         6,000        338,250
Estee Lauder Cos., Inc., Class A........         6,700        335,419
Kimberly-Clark Corp. ...................        11,460        641,760
Newell Rubbermaid, Inc. ................         4,200        104,213
Shiseido Co., Ltd. .....................        13,000        176,642
                                                         ------------
                                                            3,558,313
                                                         ------------

ENERGY -- 5.0%
ENERGY SERVICES -- 0.4%
Halliburton Co. ........................         5,075        208,075
Schlumberger Ltd. ......................         3,090        236,385
Tosco Corp. ............................         3,285         99,987
Transocean Sedco Forex, Inc. ...........           693         35,560

ENERGY SOURCES -- 4.6%
Atlantic Richfield Co. .................           400         34,000
BP Amoco PLC............................        35,520        329,553
BP Amoco PLC ADR........................         5,437        288,501
Burlington Resources, Inc. .............         2,060         76,220
Chevron Corp. ..........................         2,735        252,817
Conoco, Inc., Class A...................        17,970        442,511
Conoco, Inc., Class B...................         7,592        194,545
Enron Corp. ............................         9,700        726,288
Exxon Mobil Corp. ......................        22,692      1,765,721
Occidental Petroleum Corp. .............         4,300         89,225
Royal Dutch Petroleum Co. GDR...........        17,000        978,562
Shell Transport & Trading Co. PLC.......       108,837        904,519
Suncor Energy, Inc. ....................         1,200         51,906
Texaco, Inc. ...........................         2,745        147,201
Total Fina SA, Class B+.................         7,689      1,152,247
                                                         ------------
                                                            8,013,823
                                                         ------------

FINANCE -- 9.5%
BANKS -- 3.0%
AmSouth Bancorp.........................           948         14,161
Banca Popolare di Brescia+ .............         1,233        129,754
Bank of America Corp. ..................        11,823        619,969
Bank of New York Co., Inc. .............         5,240        217,787
Bank One Corp. .........................         8,919        306,591

----------------
70

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Barclays PLC............................         6,419   $    171,691
Charter One Financial, Inc. ............         2,020         42,420
Chase Manhattan Corp. ..................         2,618        228,257
Comerica, Inc. .........................         3,195        133,791
DBS Group Holdings Ltd. ADR.............         6,141         81,076
Fifth Third Bancorp.....................         5,000        315,000
First Union Corp. ......................         8,235        306,754
Firstar Corp. ..........................        24,994        573,300
Huntington Bancshares, Inc. ............         1,500         33,563
Julius Baer Holdings Ltd., Class B......            73        274,900
Keppel TatLee Bank Ltd. ................        32,000         61,689
Lincoln National Corp. .................         4,620        154,770
MBNA Corp. .............................           950         24,225
National City Corp. ....................         7,010        144,581
Northern Trust Corp. ...................         1,600        108,100
Overseas Chinese Bank Corp. Ltd. .......         6,400         39,631
Overseas Union Bank.....................        12,074         54,311
PNC Bank Corp. .........................         5,495        247,618
St. Paul Cos., Inc. ....................         1,600         54,600
Summit Bancorp..........................           870         22,838
SunTrust Banks, Inc. ...................         1,460         84,315
Synovus Financial Corp. ................         2,150         40,581
U.S. Bancorp............................         8,750        191,406
Zions Bancorp...........................         1,800         74,925

FINANCIAL SERVICES -- 5.1%
American Express Co. ...................         4,200        625,537
American General Corp. .................         5,736        321,933
Associates First Capital Corp.,
 Class A................................         1,200         25,725
Charles Schwab Corp. ...................         5,500        312,469
Citigroup, Inc.@........................        32,370      1,919,946
Compagnie Financiere Richemont AG.......           178        452,402
Credit Suisse Group.....................           824        164,071
Fannie Mae@.............................         6,760        381,518
Fleet Boston Financial Corp. ...........         9,618        351,057
Freddie Mac@............................         2,275        100,527
Household International, Inc. ..........         3,620        135,071
HPY Holding SA..........................           546         22,873
ING Groep NV+ ..........................         6,330        343,069
Investor AB+ ...........................        24,129        377,540
Lehman Brothers Holdings, Inc. .........         1,300        126,100
Mellon Financial Corp. .................         3,400        100,300
Merrill Lynch & Co., Inc. ..............         2,890        303,450
Morgan (J.P.) & Co., Inc. ..............           708         93,279
Morgan Stanley, Dean Witter & Co. ......         2,500        203,906
Nikko Securities Co., Ltd. .............        52,000        787,104
Nomura Securities Co., Ltd. ............        12,000        391,565
Paine Webber Group, Inc. ...............         1,530         67,320
Washington Mutual, Inc. ................         7,572        200,658
Wells Fargo & Co. ......................        11,000        450,312

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE -- 1.4%
Aetna, Inc. ............................           600   $     33,412
AFLAC, Inc. ............................           800         36,450
Allstate Corp. .........................         6,980        166,211
American International Group, Inc.(1)...         5,812        636,414
Aon Corp. ..............................         5,655        182,374
AXA SA de CV............................         2,580        365,878
Chubb Corp. ............................         3,105        209,782
CIGNA Corp. ............................         6,235        472,301
Hartford Financial Services Group,
 Inc. ..................................         3,680        194,120
                                                         ------------
                                                           15,307,278
                                                         ------------

HEALTHCARE -- 5.2%
DRUGS -- 3.9%
Abbott Laboratories, Inc. ..............        11,830        416,268
Allergan, Inc. .........................         2,900        145,000
American Home Products Corp. ...........        10,260        550,193
Amgen, Inc.+ ...........................         8,200        503,275
Ares-Serono Group.......................           111        417,999
AstraZeneca Group PLC+ .................         4,700        188,568
Aventis SA+ ............................         5,685        310,289
Bristol-Myers Squibb Co.@...............        17,320      1,000,230
Eisai Co., Ltd.+ .......................         3,000         79,043
Elan Corp. PLC+ ........................         4,427        215,091
Genentech, Inc.+ .......................         1,600        243,200
Immunex Corp.+ .........................         5,100        323,531
Merck & Co., Inc. ......................        10,160        631,190
Pharmacia & Upjohn, Inc. ...............         8,275        490,294
Warner-Lambert Co. .....................         7,600        741,000

HEALTH SERVICES -- 0.1%
Columbia/HCA Healthcare Corp. ..........         2,340         59,231
Tenet Healthcare Corp.+ ................         7,601        174,823

MEDICAL PRODUCTS -- 1.2%
Akzo Nobel NV...........................         5,724        244,453
Baxter International, Inc. .............         5,181        324,784
Johnson & Johnson Co. ..................         3,100        217,194
PE Corp-PE Biosystems Group.............         1,600        154,400
Sanofi-Synthelabo SA+ ..................         7,258        276,953
Schering-Plough Corp. ..................        18,350        674,363
                                                         ------------
                                                            8,381,372
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 8.0%
AEROSPACE & MILITARY TECHNOLOGY -- 0.6%
Boeing Co. .............................        12,295        466,442
Lockheed Martin Corp. ..................         9,340        190,886
Raytheon Co., Class A...................         1,600         30,100
Raytheon Co., Class B...................           635         11,271
Rockwell International Corp. ...........         6,435        269,063

----------------
72

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES -- 3.0%
Bouygues SA+............................            24   $     18,546
Bouygues SA ............................           374        296,526
Corning, Inc. ..........................         1,800        349,200
Electronic Data Systems Corp. ..........        10,915        700,607
General Electric Co. ...................        10,700      1,660,506
Hutchison Whampoa Ltd. .................         4,000         72,176
Interpublic Group of Cos., Inc. ........         8,800        415,800
Olivetti SpA............................        55,870        200,619
Owens-Illinois, Inc. + .................         3,100         52,312
Service Corp. International+ ...........         6,100         18,300
Solectron Corp.+ .......................         3,600        144,225
Sumitomo Corp. .........................        11,000        133,288
SYSCO Corp. ............................         6,270        223,761
Waste Management, Inc. .................        13,910        190,393
WPP Group PLC...........................        16,277        282,469

ELECTRICAL EQUIPMENT -- 0.6%
Emerson Electric Co. ...................         6,155        325,446
NEC Corp.+ .............................        19,283        569,108
Siebe PLC+ .............................        25,973        115,681

MACHINERY -- 0.4%
Cooper Industries, Inc. ................         3,725        130,375
Fuji Machine Manufacturing Co., Ltd. ...           400         29,728
Illinois Tool Works, Inc. ..............         1,500         82,875
Sandvik AB, Class A+ ...................         1,879         48,347
Sandvik AB, Class B+ ...................         2,480         64,386
United Technologies Corp. ..............         4,700        296,981

MULTI-INDUSTRY -- 3.1%
Avery Dennison Corp. ...................         4,900        299,206
Clariant AG+ ...........................           391        147,241
Granada Group PLC+ .....................        40,348        432,322
Honeywell International, Inc. ..........         2,270        119,601
Minnesota Mining & Manufacturing Co. ...         3,320        294,028
Monsanto Co. ...........................        10,675        549,763
Sara Lee Corp. .........................        12,050        216,900
Smiths Industries PLC+ .................        12,010        145,129
Tyco International Ltd. ................        33,700      1,680,787
Viacom, Inc., Class B+ .................        14,842        782,915
Vivendi SA..............................         3,332        384,462

TRANSPORTATION -- 0.3%
Burlington Northern Santa Fe Corp. .....        12,000        265,500
Li & Fung Ltd.+ ........................         4,000         18,648
UAL Corp.+ .............................           500         29,938
Union Pacific Corp. ....................         2,100         82,162
                                                         ------------
                                                           12,838,019
                                                         ------------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT -- 6.0%
BROADCASTING & MEDIA -- 4.4%
Aegis Group PLC+ .......................        35,101   $    108,416
ASATSU-DK, Inc.+ .......................           500         25,374
AT&T Corp. -- Liberty Media Group,
 Class A+ ..............................        16,000        948,000
Cable & Wireless Optus Ltd.+ ...........        36,500        146,118
Carlton Communications PLC..............        28,920        349,010
CBS Corp.+ .............................         6,900        390,712
Clear Channel Communications, Inc.+ ....         6,600        455,812
Comcast Corp., Class A+ ................         8,240        357,410
EchoStar Communications Corp.,
 Class A+ ..............................         2,400        189,600
EMAP PLC................................         5,500         97,198
EMI Group PLC...........................        20,043        216,991
Fuji Television Network, Inc. ..........             2         34,676
Grupo Televisa SA GDR + ................         1,604        109,072
Havas Advertising SA....................           447        241,834
Kadokawa Shoten Publishing Co., Ltd. ...           100         23,718
McGraw-Hill Cos., Inc. .................         3,325        151,288
MediaOne Group, Inc.+ ..................         1,563        126,603
Mediaset SpA+ ..........................        19,079        379,266
News Corp., Ltd. ADR....................         9,961        560,306
Nippon Television Network Corp. ........           160        113,612
Nippon Television Network Corp. ........           160        112,210
Omnicom Group, Inc. ....................         2,100        196,219
Publicis SA+ ...........................           298        159,796
Singapore Press Holdings Ltd. ..........         1,000         15,948
Societe Television Francaise............           344        253,636
Telefonica Publicidad e
 Informacion SA+ .......................         1,350         59,076
Time Warner, Inc. ......................         7,100        710,000
Times Mirror Co., Class A...............         1,476        137,176
Tribune Co. ............................         2,000         73,125
VoiceStream Wireless Corp.+ ............         2,355        303,405
Wolters Kluwer NV.......................         1,800         41,366

ENTERTAINMENT PRODUCTS -- 1.2%
Eastman Kodak Co. ......................         4,728        256,790
Koninklijke Philips Electronics NV......         4,611        775,320
SONY Corp. .............................         3,300        466,079
SONY Corp.+ ............................         3,300        469,293

LEISURE & TOURISM -- 0.4%
Delta Air Lines, Inc. ..................         1,300         69,225
Walt Disney Co. ........................        13,175        545,115
                                                         ------------
                                                            9,668,795
                                                         ------------

INFORMATION TECHNOLOGY -- 18.9%
COMMUNICATION EQUIPMENT -- 1.2%
Alcatel+ ...............................           785        172,359
Cisco Systems, Inc.+@...................        22,400      1,731,800

COMPUTER SERVICES -- 0.7%
Computer Associates International,
 Inc. ..................................         3,060        181,114
i2 Technologies, Inc.+ .................         1,200        146,550
Misys PLC+ .............................           200          2,812

----------------
74

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SERVICES (CONTINUED)
Sun Microsystems, Inc.+ ................         7,800   $    730,884
VeriSign, Inc.+ ........................           900        134,550

COMPUTERS & BUSINESS EQUIPMENT -- 2.8%
Apple Computer, Inc.+ ..................         3,700        502,506
Brocade Communications Systems, Inc. ...         1,100        197,244
Compaq Computer Corp. ..................         7,620        202,882
Dell Computer Corp.+ ...................         9,100        490,831
EMC Corp.+ .............................         4,500        562,500
Fujitsu Ltd. ...........................        10,600        325,233
Gateway, Inc.+ .........................         1,200         63,600
Hewlett-Packard Co. ....................         5,665        750,967
International Business Machines
 Corp. .................................         8,277        976,686
Lexmark International Group, Inc.,
 Class A+ ..............................         2,385        252,214
NCR Corp. + ............................         2,050         82,256
Seagate Technology, Inc.+ ..............         1,520         91,580
Xerox Corp. ............................         2,260         58,760

COMPUTER SOFTWARE -- 1.9%
BMC Software, Inc.+ ....................         1,715         84,678
Microsoft Corp.+ .......................        17,000      1,806,250
Oracle Corp.+ ..........................         8,400        655,725
VERITAS Software Corp.+ ................         3,300        432,300

ELECTRONICS -- 3.5%
Advantest Corp.+ .......................         1,100        233,468
Applied Materials, Inc.+ ...............         6,200        584,350
Chartered Semiconductors Manufacturing
 Ltd.+ .................................        20,000        189,274
Hon Hai Precision Industry Co.,
 Ltd. GDR+ .............................         1,300         44,590
Intel Corp. ............................        10,400      1,372,150
KYOCERA Corp. ADR.......................         3,800        635,153
Linear Technology Corp. ................         4,000        220,000
LSI Logic Corp.+ .......................         2,500        181,563
Nintendo Co., Ltd. .....................           800        140,652
Samsung Electronics Ltd. GDR*...........         2,946        524,388
SCI Systems, Inc.+ .....................         4,000        215,250
Sharp Corp. ............................           300          6,414
Texas Instruments, Inc. ................         2,800        448,000
Toshiba Corp.+ .........................        35,000        356,597
Winbond Electronics Corp. GDR+*.........         2,800         82,250
Xilinx, Inc.+ ..........................         5,800        480,312

INTERNET CONTENT -- 0.2%
Yahoo!, Inc.+ ..........................         1,700        291,338

INTERNET SOFTWARE -- 0.3%
America Online, Inc.+ ..................         5,900        396,775
Ariba, Inc.+ ...........................           300         62,888

TELECOMMUNICATIONS -- 8.3%
BCE, Inc. ..............................         5,935        739,332
Cable & Wireless
 Communications PLC+ ...................        12,947        217,466
Cable & Wireless PLC....................        18,447        346,266
Carso Global Telecom+ ..................        34,452        105,929

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
China Telecom (Hong Kong) Ltd. ADR+ ....        89,000   $    782,953
Comverse Technology, Inc.+ .............         1,400        264,600
Deutsche Lufthansa AG...................         4,195         96,406
France Telecom SA.......................         1,492        257,160
Global Crossing Ltd.+ ..................         3,500        143,281
JDS Uniphase Corp.+ ....................         4,800        578,700
KDD Corp. ..............................           637         53,608
Korea Telecom Corp. ....................         1,640         71,750
Motorola, Inc. .........................        11,120      1,583,210
Nextel Communications, Inc.,
 Class A+ ..............................         3,800        563,350
Nippon Telegraph & Telephone Corp.+ ....            60        952,613
Nokia Corp. ............................         5,898      1,248,126
Nokia Corp. ADR.........................         3,800        825,550
Nortel Networks Corp. ..................             1            125
Nortel Networks Corp. ..................         5,500        693,000
QUALCOMM, Inc.+ ........................         4,300        642,044
Sprint Corp. (PCS Group)+ ..............         4,700        306,969
Telefonaktiebolaget LM Ericsson AB,
 Series B...............................        10,788        949,014
Telesp Celular Participacoes SA ADR.....         3,666        207,816
Vodafone AirTouch PLC ADR...............         6,000        333,375
Vodafone AirTouch PLC...................       248,814      1,386,479
                                                         ------------
                                                           30,450,815
                                                         ------------

MATERIALS -- 1.4%
CHEMICALS -- 0.6%
Air Products & Chemicals, Inc. .........           890         25,309
Dow Chemical Co. .......................         2,705        308,370
du Pont (E.I.) de Nemours & Co. ........         6,349        335,703
Eastman Chemical Co. ...................         1,795         81,673
PPG Industries, Inc. ...................         1,995        104,364
Praxair, Inc. ..........................         5,000        208,125

FOREST PRODUCTS -- 0.5%
International Paper Co. ................         2,495        106,661
Sealed Air Corp.+ ......................         4,100        222,681
Stora Enso Oyj+ ........................         6,579         70,557
Stora Enso Oyj, Class A.................         1,400         15,350
Temple-Inland, Inc. ....................           710         35,367
Weyerhaeuser Co. .......................         6,200        353,400

METALS & MINERALS -- 0.3%
Alcoa, Inc. ............................         1,810        127,152
Freeport-McMoRan Copper & Gold, Inc.,
 Class A+ ..............................         2,945         32,763
Freeport-McMoRan Copper & Gold, Inc.,
 Class B+ ..............................         2,275         27,442
Lafarge SA..............................         1,850        157,838
Pohang Iron & Steel Co., Ltd............           300         29,511
Pohang Iron & Steel Co., Ltd. ADR.......         1,700         46,750
SKF AB Series A+ .......................         2,356         51,063
                                                         ------------
                                                            2,340,079
                                                         ------------

----------------
76

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
REAL ESTATE -- 0.3%
REAL ESTATE COMPANIES -- 0.2%
Cheung Kong (Holdings) Ltd. ............        17,000   $    254,349

REAL ESTATE INVESTMENT TRUSTS -- 0.1%
Equity Residential Properties Trust.....         2,534        101,835
Starwood Hotels & Resorts Worldwide,
 Inc., Class B..........................         3,550         93,187
                                                         ------------
                                                              449,371
                                                         ------------

UTILITIES -- 5.2%
ELECTRIC UTILITIES -- 0.9%
Carolina Power & Light Co. .............         2,800         90,825
Consolidated Edison, Inc. ..............         6,235        180,815
Dominion Resources Inc. ................         2,091         80,373
Duke Energy Corp. ......................         5,440        285,600
Edison International....................         3,350         55,484
Entergy Corp. ..........................         8,011        161,722
Pacific Gas & Electric Corp. ...........         2,630         55,230
Public Service Enterprise Group,
 Inc. ..................................         2,435         72,137
ScottishPower PLC.......................        21,519        173,700
Sempra Energy...........................         3,214         53,835
Texas Utilities Co. ....................         7,586        225,209

GAS & PIPELINE UTILITIES -- 0.4%
El Paso Energy Corp. ...................         4,800        193,800
Reliant Energy, Inc. ...................         3,800         89,063
Williams Cos., Inc. ....................         7,840        344,470

TELEPHONE -- 3.9%
ALLTEL Corp. ...........................         7,400        466,663
AT&T Corp. .............................        14,458        813,262
Bell Atlantic Corp. ....................         9,360        572,130
BellSouth Corp. ........................         9,465        444,855
DDI Corp.+ .............................            35        286,027
GTE Corp. ..............................         7,234        513,614
Helsingin Puhelin Oyj+ .................           400         38,685
NetCom AB, Series B+ ...................           220         18,996
SBC Communications, Inc. ...............        22,465        943,530
Sonera Oyj..............................         2,893        197,515
Sprint Corp. ...........................        13,865        873,495
Telecom Italia Mobile SpA...............        20,268        248,806
Telecomunicacoes de Sao
 Paulo SA ADR...........................         2,900         86,094
Telefonica SA+ .........................        12,994        328,479
Telefonos de Mexico SA ADR..............         7,022        470,474
                                                         ------------
                                                            8,364,888
                                                         ------------
TOTAL COMMON STOCK (cost $88,699,304)...                  105,905,756
                                                         ------------

                                                                ----------------

PREFERRED STOCK -- 0.1%
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.0%
RETAIL -- 0.0%
Kmart Financing I Convertible 7.75%.....         1,380   $     59,426

INFORMATION TECHNOLOGY -- 0.1%
COMPUTER SERVICES -- 0.1%
SAP AG..................................           194        138,209
                                                         ------------
TOTAL PREFERRED STOCK (cost $226,107)...                      197,635
                                                         ------------

BONDS & NOTES -- 16.9%                      PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.2%
AUTOMOTIVE -- 0.2%
DaimlerChrysler AG, Series B 7.45%
 2097...................................  $     25,000         23,339
DaimlerChrysler North American Holding
 Co. 7.20% 2009.........................       140,000        138,392
Delphi Automotive Systems Corp. 6.13%
 2004...................................       110,000        103,642
                                                         ------------
                                                              265,373
                                                         ------------

CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO -- 0.1%
Fortune Brands, Inc. 7.13% 2004*........        80,000         78,741

HOUSEHOLD PRODUCTS -- 0.1%
Procter & Gamble Co. 6.88% 2009.........       210,000        204,557
                                                         ------------
                                                              283,298
                                                         ------------

ENERGY -- 0.2%
ENERGY SERVICES -- 0.1%
CMS Panhandle Holding Co. 6.13% 2004....        60,000         56,795
Petroleum Geo-Services 7.50% 2007.......       100,000         97,216

ENERGY SOURCES -- 0.1%
Amerada Hess Corp. 7.88% 2029...........       115,000        111,498
Conoco, Inc. 5.90% 2004.................        35,000         33,333
                                                         ------------
                                                              298,842
                                                         ------------

FINANCE -- 3.6%
BANKS -- 1.0%
Bank of America Corp. 5.88% 2009........       205,000        182,741
Bank of America Corp. 6.88% 2005........        45,000         44,050
Chase Manhattan Corp. 6.00% 2009........        80,000         72,364
Citicorp, Series F 6.38% 2008...........       150,000        138,722
CS First Boston Mortgage Securities
 Corp. 7.29% 2009.......................       563,000        552,246
First Union National Bank 7.88% 2010....        75,000         76,215
First Union National Bank 8.05% 2002....        20,000         20,253
Fleet Boston Corp. 7.38% 2009...........       150,000        146,422
Merita Bank Ltd. 6.50% 2006.............        10,000          9,370
National Westminster Bank PLC 7.38%
 2009...................................       135,000        131,659
Norwest Corp., Series J 6.75% 2027......        25,000         21,710
St. Paul Bancorp 7.13% 2004.............       100,000         96,904

----------------
78

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Wilmington Trust Corp. 6.63% 2008.......  $    105,000   $     97,591

FINANCIAL SERVICES -- 2.5%
Advanta Mortgage Loan Trust 6.69%
 2017...................................         7,879          7,672
Advanta Mortgage Loan Trust 7.05%
 2021...................................         5,296          5,235
Associates Corp. of North America 6.50%
 2002...................................       240,000        236,383
Chase Manhattan Bank-First Union
 National Bank 7.13% 2007...............        62,952         62,101
Citigroup, Inc. 6.63% 2028..............         5,000          4,321
Commercial Mortgage Acceptance Corp.
 6.03% 2008.............................        90,000         82,097
Commercial Mortgage Asset Trust 6.64%
 2010...................................       125,000        117,391
DLJ Commercial Mortgage Corp. 6.11%
 2007...................................       268,164        254,954
DLJ Commercial Mortgage Corp. 7.34%
 2009...................................        40,000         39,508
FINOVA Capital Corp. 7.25% 2004.........        70,000         67,924
FINOVA Capital Corp. 7.40% 2007.........        50,000         47,528
First Union Institute Capital I 8.04%
 2026...................................       125,000        116,122
Ford Motor Credit Co. 5.80% 2009........        65,000         57,584
Ford Motor Credit Co. 6.55% 2002........        60,000         58,823
Ford Motor Credit Co. 7.38% 2009........       125,000        122,458
Ford Motor Credit Co. 8.00% 2002........        40,000         40,450
GE Capital Mortgage Services, Inc. 7.65%
 2000...................................        25,000         24,959
General Motors Acceptance Corp. 5.75%
 2003...................................       250,000        236,932
General Motors Acceptance Corp. 6.63%
 2002...................................        40,000         39,239
GMAC Commercial Mortgage Security Inc.
 6.18% 2033.............................       605,000        551,309
Goldman Sachs Group, Inc., Series B
 7.35% 2009.............................       155,000        150,906
Green Tree Financial Corp. 6.24% 2016...        90,000         87,862
Harley-Davidson Eaglemark Motorcycle
 Trust 6.20% 2003.......................        94,030         92,423
Heller Financial, Inc. 6.00% 2004.......        90,000         85,243
Household Finance Corp. 5.88% 2009......       380,000        333,853
LB Commercial Conduit Mortgage Trust
 6.41% 2007.............................       247,055        236,912
Merrill Lynch & Co., Inc. 6.00% 2009....        60,000         53,548
Merrill Lynch Mortgage Investors, Inc.
 6.22% 2030.............................       474,679        457,714
Morgan Stanley Capital I, Inc. 6.19%
 2007*..................................        30,504         29,304
Mortgage Capital Funding, Inc. 6.33%
 2007...................................        44,405         42,585
Mortgage Capital Funding, Inc. 6.42%
 2007...................................        43,618         42,075
Newcourt Credit Group, Inc., Series B
 6.88% 2005.............................        65,000         62,985
PaineWebber Group, Inc., Series C 6.65%
 2002...................................       135,000        131,855
PNC Mortgage Securities Corp. 6.60%
 2027...................................         8,550          8,447
Sears Roebuck Acceptance Corp. 6.88%
 2017...................................        65,000         57,060

INSURANCE -- 0.1%
Hartford Life 7.10% 2007................        75,000         72,425
Hartford Life 7.65% 2027................        20,000         19,270
                                                         ------------
                                                            5,727,704
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 0.5%
AEROSPACE & MILITARY TECHNOLOGY -- 0.3%
Boeing Co. 6.63% 2038...................        80,000         69,640
Lockheed Martin Corp. 7.25% 2006........       185,000        177,291
Lockheed Martin Corp. 8.50% 2029........        65,000         65,177
Raytheon Co. 8.30% 2010*................       140,000        142,703

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES -- 0.0%
Hertz Corp. 7.00% 2028..................  $     65,000   $     58,391

MULTI-INDUSTRY -- 0.0%
Tyco International Group SA 6.25%
 2003(2)................................        25,000         23,846

TRANSPORTATION -- 0.2%
Burlington Northern Santa Fe Corp. 6.13%
 2009...................................       150,000        135,117
Continental Airlines, Inc. 6.54% 2009...        53,957         51,291
Continental Airlines, Inc. 6.80% 2007...        25,941         24,672
Union Pacific Corp. 7.38% 2009..........       150,000        145,998
                                                         ------------
                                                              894,126
                                                         ------------

INFORMATION & ENTERTAINMENT -- 0.1%
BROADCASTING & MEDIA -- 0.1%
News America Holdings, Inc. 7.70%
 2025...................................        65,000         60,454
Time Warner, Inc. 6.63% 2029............       135,000        115,042
                                                         ------------
                                                              175,496
                                                         ------------

INFORMATION TECHNOLOGY -- 0.2%
COMPUTERS & BUSINESS EQUIPMENT -- 0.1%
International Business Machines Corp.
 6.50% 2028.............................       205,000        185,187

TELECOMMUNICATIONS -- 0.1%
TCI Communciations, Inc. 8.65% 2004.....       215,000        225,889
                                                         ------------
                                                              411,076
                                                         ------------

MATERIALS -- 0.2%
CHEMICALS -- 0.2%
Du Pont E.I. De Nemours & Co. 6.88%
 2009...................................       205,000        198,983
Nova Chemicals Corp. 7.40% 2009.........        50,000         48,070
Union Carbide Corp. 6.25% 2003..........        45,000         43,524
                                                         ------------
                                                              290,577
                                                         ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.1%
FOREIGN GOVERNMENT -- 0.1%
Province of Ontario 5.50% 2008..........       160,000        143,118
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 11.2%
U.S. GOVERNMENT & AGENCIES -- 11.2%
Federal Home Loan Mortgage Corp. 6.00%
 2006@..................................       123,734        118,638
Federal Home Loan Mortgage Corp. 6.00%
 2029@..................................       299,467        272,701
Federal Home Loan Mortgage Corp. 6.00%
 2029@..................................       998,777        910,133
Federal Home Loan Mortgage Corp. 6.63%
 2009@..................................     1,517,000      1,458,686
Federal Home Loan Mortgage Corp. 8.50%
 2028@..................................        82,150         83,767
Federal Home Loan Mortgage Corp. 9.00%
 2024@..................................       196,967        205,338
Federal National Mortgage Association
 5.75% 2003@............................       105,000        101,358
Federal National Mortgage Association
 6.00% 2008@............................       930,000        863,300
Federal National Mortgage Association
 6.00% 2014@............................       228,680        215,458
Federal National Mortgage Association
 6.00% 2014.............................        26,318         24,780
Federal National Mortgage Association
 6.00% 2014@............................       463,039        435,917

----------------
80

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
U.S. GOVERNMENT & AGENCIES (CONTINUED)
Federal National Mortgage Association
 6.00% 2029@............................  $     44,701   $     40,705
Federal National Mortgage Association
 6.00% 2029@............................        82,542         75,165
Federal National Mortgage Association
 6.00% 2029.............................           299            273
Federal National Mortgage Association
 6.00% 2029.............................       696,926        635,158
Federal National Mortgage Association
 6.00% 2029@............................       618,060        562,817
Federal National Mortgage Association
 6.00% 2029@............................        51,676         47,041
Federal National Mortgage Association
 6.00% 2029@............................     1,579,941      1,438,726
Federal National Mortgage Association
 6.00% 2030@............................       527,623        480,300
Federal National Mortgage Association
 6.63% 2009@............................        70,000         67,320
Federal National Mortgage Association
 7.00% 2011@............................        16,346         16,062
Federal National Mortgage Association
 7.00% 2011@............................        83,869         82,374
Federal National Mortgage Association
 7.00% 2012@............................       125,907        123,663
Federal National Mortgage Association
 7.00% 2028@............................       369,227        356,647
Federal National Mortgage Association
 7.00% 2029@............................       182,287        175,224
Federal National Mortgage Association
 7.00% 2030@............................       464,640        446,635
Federal National Mortgage Association
 7.50% 2008@............................       135,047        135,475
Federal National Mortgage Association
 7.50% TBA..............................       172,871        169,927
Federal National Mortgage Association
 8.00% 2027@............................        94,639         95,081
Federal National Mortgage Association
 8.00% 2028@............................        60,334         60,504
Federal National Mortgage Association
 9.00% 2026@............................        11,540         11,882
Federal National Mortgage Association
 9.00% 2026@............................        19,638         20,221
Government National Mortgage Association
 5.50% 2014.............................       404,288        372,365
Government National Mortgage Association
 6.50% 2028.............................        66,507         62,766
Government National Mortgage Association
 7.00% 2023.............................        58,244         56,734
Government National Mortgage Association
 7.00% 2024.............................       130,256        126,795
Government National Mortgage Association
 7.00% 2025.............................        30,869         30,000
Government National Mortgage Association
 7.00% 2026.............................       141,443        137,377
Government National Mortgage Association
 7.00% 2028.............................       200,188        193,994
Government National Mortgage Association
 7.00% 2028.............................        93,397         90,507
Government National Mortgage Association
 7.00% 2028.............................        37,579         36,416
Government National Mortgage Association
 7.00% 2028.............................       112,553        109,211
Government National Mortgage Association
 7.00% 2028.............................        27,894         27,031
Government National Mortgage Association
 7.00% 2028.............................       265,705        257,484
Government National Mortgage Association
 7.50% 2013.............................       397,329        398,867
Government National Mortgage Association
 7.50% 2023.............................        41,033         40,879
Government National Mortgage Association
 8.00% 2017.............................       445,000        453,620
Government National Mortgage Association
 8.00% 2022.............................       109,041        110,779
Government National Mortgage Association
 8.00% 2026.............................       120,263        121,559
Government National Mortgage Association
 9.50% 2017.............................        48,626         51,171
Government National Mortgage Association
 10.00% 2025............................        66,052         70,338
United States Treasury Bonds 6.13%
 2029@..................................     1,855,000      1,890,653
United States Treasury Bonds 6.25%
 2030@..................................       570,000        602,598
United States Treasury Notes 6.00%
 2009@..................................       488,000        481,822
United States Treasury Notes 6.13%
 2001@..................................     2,590,000      2,573,010
                                                         ------------
                                                           18,027,252
                                                         ------------

UTILITIES -- 0.4%
ELECTRIC UTILITIES -- 0.2%
Arizona Public Services Co. 6.75%
 2006...................................       160,000        151,560
NRG Northeast Generating LLC, Series A
 8.07% 2004*............................       120,000        119,700

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
UTILITIES (CONTINUED)
GAS & PIPELINE UTILITIES -- 0.1%
Kinder Morgan, Inc. 6.45% 2003..........  $    150,000   $    145,764

TELEPHONE -- 0.1%
GTE Corp. 6.46% 2008....................        50,000         46,894
MCI WorldCom, Inc. 6.40% 2005...........        70,000         67,029
Sprint Capital Corp. 5.70% 2003.........        45,000         42,587
Sprint Capital Corp. 6.13% 2008.........        20,000         18,208
Sprint Capital Corp. 6.90% 2019.........       110,000        100,890
                                                         ------------
                                                              692,632
                                                         ------------
TOTAL BONDS & NOTES (cost
 $27,262,297)...........................                   27,209,494
                                                         ------------

WARRANTS -- 0.0%+
                                            WARRANTS
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT -- 0.0%
BROADCASTING & MEDIA -- 0.0%
Tokyo Broadcasting Corp. 11/17/00 (cost
 $48,272)...............................         1,600         61,792
                                                         ------------
TOTAL INVESTMENT SECURITIES (cost
 $116,235,980)..........................                  133,374,677
                                                         ------------

SHORT-TERM SECURITIES -- 7.8%               PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 1.8%
Ciesco LP 6.10% due 4/14/00@............  $  2,500,000      2,494,493
Popular, Inc. 6.40% due 8/25/00.........       100,000         99,741
PP&L Capital Funding, Inc., Series A
 5.90% due 10/16/00.....................        40,000         39,815
Southern California Edison Co. 5.88% due
 1/15/01................................       100,000         99,100
Tokyo Broadcasting Corp. 3.15% due
 10/30/00...............................         2,700        107,373
                                                         ------------
                                                            2,840,522
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 6.0%
Federal Home Loan Mortgage Discount
 Notes 5.69% due 4/20/00................     7,000,000      6,978,979
Federal Home Loan Mortgage Discount
 Notes 5.90% due 4/07/00@...............     2,753,000      2,750,279
                                                         ------------
                                                            9,729,258
                                                         ------------
TOTAL SHORT-TERM SECURITIES (cost
 $12,538,419)...........................                   12,569,780
                                                         ------------

----------------
82

REPURCHASE AGREEMENT -- 8.4%                PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.4%
Agreement with J.P. Morgan & Co., Inc,
 bearing interest at 6.09% dated 3/31/00
 to be repurchased 4/01/00 in the amount
 of $13,505,851 and collateralized by
 $13,499,000 of U.S. Treasury Notes,
 bearing interest at 7.88% due 8/15/01
 and having an approximate value of
 $13,771,238 (cost $13,499,000)@........  $ 13,499,000   $ 13,499,000
                                                         ------------

TOTAL INVESTMENTS --
  (cost $142,273,399)                          99.0%      159,443,457
Other assets less liabilities --                1.0         1,614,694
                                           --------      ------------
NET ASSETS --                                 100.0%     $161,058,151
                                           ========      ============

-------------
+   Non-income producing securities
#  Fair valued security; see Note 2
*  Resale restricted to qualified institutional buyers
(1) Security represents an investment in an affiliated company; see Note 7
(2) Variable rate security; rate as of March 31, 2000
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt
TBA -- Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                            VALUE AS OF    UNREALIZED
NUMBER OF                                                    EXPIRATION       VALUE AT       MARCH 31,     APPRECIATION/
CONTRACTS               DESCRIPTION                             DATE         TRADE DATE        2000        DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
62 Short                CAC-40 Index                         April 2000      $ 3,877,208    $ 3,722,022     $  155,186
                        Australian All Ordinaries
 9 Short                 Index                               June 2000           448,676        433,729         14,947
 5 Short                Milan MIB 30 Index                   June 2000         1,135,898      1,106,818         29,080
54 Short                FTSE 100 Index                       June 2000         5,595,339      5,681,446        (86,107)
 7 Long                 German Stock Index                   June 2000         1,304,889      1,273,647        (31,242)
35 Long                 Standard & Poors 500 Index           June 2000        12,202,202     13,258,875      1,056,873
16 Long                 Standard & Poors 500 Index           June 2000         5,573,298      6,061,200        487,902
40 Long                 Nikkei-225 Index                     June 2000         3,837,582      3,899,610         62,028
30 Long                 U.S. 10 Year Note                    June 2000         2,866,415      2,942,343         75,928
                                                                                                            ----------
                        Net Unrealized Appreciation....................................................     $1,764,595
                                                                                                            ==========

See Notes to Financial Statements

                                                                ----------------

------------------

SEASONS SERIES TRUST
STOCK PORTFOLIO                           INVESTMENT PORTFOLIO -- MARCH 31, 2000

COMMON STOCK -- 96.9%
                                                                    SHARES        VALUE
-------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.2%
HOUSING -- 0.8%
Lowe's Cos., Inc. ..........................................           7,800   $    455,325
Masco Corp. ................................................          29,800        610,900

RETAIL -- 6.4%
Circuit City Stores, Inc. ..................................          13,200        803,550
CVS Corp. ..................................................          24,614        924,563
Home Depot, Inc. ...........................................          22,600      1,457,700
Kroger Co.+ ................................................          38,600        677,913
Safeway, Inc.+ .............................................          37,800      1,710,450
Staples, Inc.+ .............................................          17,900        358,000
Target Corp. ...............................................          10,700        799,825
Wal-Mart de Mexico SA de CV ADR+ ...........................          11,200        279,970
Wal-Mart Stores, Inc. ......................................          26,600      1,476,300
                                                                               ------------
                                                                                  9,554,496
                                                                               ------------

CONSUMER STAPLES -- 1.9%
FOOD, BEVERAGE & TOBACCO -- 1.5%
Compass Group PLC ADR ......................................          52,000        675,560
PepsiCo, Inc. ..............................................          25,300        874,431
Philip Morris Cos., Inc. ...................................          23,600        498,550

HOUSEHOLD PRODUCTS -- 0.4%
Gillette Co. ...............................................           4,400        165,825
Kimberly-Clark Corp. .......................................           6,700        375,200
                                                                               ------------
                                                                                  2,589,566
                                                                               ------------

ENERGY -- 4.1%
ENERGY SERVICES -- 1.0%
Baker Hughes, Inc. .........................................          45,400      1,373,350

ENERGY SOURCES -- 3.1%
Chevron Corp. ..............................................          13,300      1,229,419
Exxon Mobil Corp. ..........................................          17,317      1,347,479
Royal Dutch Petroleum Co. GDR ..............................          25,600      1,473,600
                                                                               ------------
                                                                                  5,423,848
                                                                               ------------

FINANCE -- 14.5%
BANKS -- 3.0%
Bank of New York Co., Inc. .................................          29,000      1,205,312
Chase Manhattan Corp. ......................................           6,700        584,156
Firstar Corp. ..............................................          67,300      1,543,694
State Street Corp. .........................................           6,400        620,000

FINANCIAL SERVICES -- 9.1%
Ambac Financial Group, Inc. ................................           4,400        221,650
Associates First Capital Corp., Class A ....................          24,200        518,788

----------------
84

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
-------------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Capital One Financial Corp. ................................          31,800   $  1,524,412
Citigroup, Inc. ............................................          50,475      2,993,798
Concord EFS, Inc.+ .........................................          17,600        403,700
Fannie Mae .................................................          23,000      1,298,062
Freddie Mac ................................................          60,900      2,691,019
Mellon Financial Corp. .....................................          20,900        616,550
Morgan Stanley, Dean Witter & Co. ..........................          11,800        962,438
Wells Fargo & Co. ..........................................          22,300        912,906

INSURANCE -- 2.4%
ACE Ltd. ...................................................          54,900      1,255,838
Fairfax Financial Holdings Ltd.+ ...........................           2,265        277,474
Hartford Financial Services Group, Inc. ....................          18,700        986,425
Mutual Risk Management Ltd. ................................          14,300        286,000
PartnerRe Ltd. .............................................           8,400        309,225
                                                                               ------------
                                                                                 19,211,447
                                                                               ------------

HEALTHCARE -- 10.8%
DRUGS -- 7.0%
American Home Products Corp. ...............................          18,000        965,250
Amgen, Inc.+ ...............................................           7,600        466,450
Bristol-Myers Squibb Co. ...................................          15,300        883,575
Eli Lilly & Co. ............................................          10,600        667,800
Genentech, Inc.+ ...........................................           5,500        836,000
Merck & Co., Inc. ..........................................          10,700        664,738
Pfizer, Inc. ...............................................          33,000      1,206,562
Pharmacia & Upjohn, Inc. ...................................          24,100      1,427,925
Warner-Lambert Co. .........................................          22,900      2,232,750

HEALTH SERVICES -- 2.0%
IMS Health, Inc. ...........................................          17,500        296,406
United HealthCare Corp. ....................................          15,900        948,038
Wellpoint Health Networks, Inc., + .........................          20,000      1,397,500

MEDICAL PRODUCTS -- 1.8%
Baxter International, Inc. .................................          16,600      1,027,050
MedImmune, Inc.+ ...........................................           2,600        452,725
PE Corp-PE Biosystems Group ................................           4,500        434,250
Schering-Plough Corp. ......................................          13,300        488,775
                                                                               ------------
                                                                                 14,395,794
                                                                               ------------

INDUSTRIAL & COMMERCIAL -- 11.8%
BUSINESS SERVICES -- 8.2%
Corning, Inc. ..............................................          10,600      2,056,400
First Data Corp. ...........................................          21,200        938,100
General Electric Co. .......................................          16,000      2,483,000
Hutchison Whampoa Ltd. .....................................         105,700      1,907,244
PSINet, Inc.+ ..............................................          11,100        377,574
Randstad Holding N.V.+ .....................................          24,500        912,593
Rentokil Initial PLC .......................................          63,500        165,043
Solectron Corp.+ ...........................................          30,100      1,205,881

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
-------------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Waters Corp.+ ..............................................           8,500   $    809,625

MACHINERY -- 0.7%
Danaher Corp. ..............................................          10,700        545,700
United Technologies Corp. ..................................           6,100        385,444

MULTI-INDUSTRY -- 2.9%
Teleflex, Inc. .............................................           8,100        287,550
Tomkins PLC ................................................         108,240        344,658
Tyco International Ltd. ....................................          66,292      3,306,313
                                                                               ------------
                                                                                 15,725,125
                                                                               ------------

INFORMATION & ENTERTAINMENT -- 7.2%
BROADCASTING & MEDIA -- 4.9%
AT&T Corp. - Liberty Media Group, Class A+ .................          19,600      1,161,300
CBS Corp.+ .................................................          16,600        939,975
Charter Communications, Inc. ...............................           9,100        130,386
Clear Channel Communications, Inc.+ ........................          11,100        766,594
Comcast Corp., Class A+ ....................................          14,700        637,613
Infinity Broadcasting Corp., Class A+ ......................          20,800        673,400
Omnicom Group, Inc. ........................................           9,400        878,312
Time Warner, Inc. ..........................................           9,200        920,000
VNU N.V. ...................................................           7,400        436,135

ENTERTAINMENT PRODUCTS -- 1.7%
Koninklijke Philips Electronics NV .........................           7,600      1,277,908
SONY Corp. .................................................           3,400        480,203
SONY Corp.+ ................................................           3,400        483,514

LEISURE & TOURISM -- 0.6%
McDonald's Corp. ...........................................           5,600        210,350
Mirage Resorts, Inc.+ ......................................          31,600        612,250
                                                                               ------------
                                                                                  9,607,940
                                                                               ------------

INFORMATION TECHNOLOGY -- 34.7%
COMMUNICATION EQUIPMENT -- 3.5%
Cisco Systems, Inc.+ .......................................          51,000      3,942,937
Lucent Technologies, Inc. ..................................          11,000        668,250

COMPUTER SERVICES -- 3.0%
Automatic Data Processing, Inc. ............................          21,300      1,027,725
Ceridian Corp.+ ............................................          18,600        356,888
Computer Associates International, Inc. ....................          17,600      1,041,700
Getronics NV+ ..............................................           3,819        292,185
Softbank Corp. .............................................             500        445,624
Sun Microsystems, Inc.+ ....................................           8,400        787,106

COMPUTERS & BUSINESS EQUIPMENT -- 3.0%
Dell Computer Corp.+ .......................................          35,400      1,909,388
Fujitsu Ltd. ...............................................          20,000        613,646
Hewlett-Packard Co. ........................................           9,100      1,206,319
Lexmark International Group, Inc., Class A+ ................           2,700        285,525

----------------
86

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
-------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SOFTWARE -- 7.8%
BMC Software, Inc.+ ........................................          22,000   $  1,086,250
Electronic Arts, Inc.+ .....................................           8,000        569,500
Microsoft Corp.+ ...........................................          38,500      4,090,625
Oracle Corp.+ ..............................................          25,700      2,006,206
Parametric Technology Corp.+ ...............................          22,000        463,375
Peregrine Systems, Inc.+ ...................................           8,700        583,444
Siebel Systems, Inc.+ ......................................           6,700        800,231
VERITAS Software Corp.+ ....................................           5,375        704,125

ELECTRONICS -- 8.9%
Altera Corp.+ ..............................................          16,800      1,499,400
Applied Materials, Inc.+ ...................................          16,400      1,545,700
Atmel Corp.+ ...............................................           4,500        232,313
Flextronics International Ltd.+ ............................          21,200      1,493,275
Intel Corp. ................................................          19,300      2,546,394
KYOCERA Corp. ADR ..........................................           4,500        752,155
Maxim Integrated Products, Inc.+ ...........................          23,700      1,684,181
PMC-Sierra, Inc.+ ..........................................           1,100        224,056
Texas Instruments, Inc. ....................................          11,600      1,856,000

INTERNET CONTENT -- 0.0%
World Online International NV+ .............................             600         13,415

INTERNET SOFTWARE -- 2.2%
America Online, Inc.+ ......................................          25,700      1,728,325
Ariba, Inc.+ ...............................................             900        188,663
E.piphany, Inc.+ ...........................................           2,500        333,906
Liberate Technologies ......................................           5,700        357,675
Vitria Technology, Inc.+ ...................................           2,800        282,275

TELECOMMUNICATIONS -- 6.3%
JDS Uniphase Corp.+ ........................................           7,000        843,938
Nextel Communications, Inc., Class A+ ......................          11,000      1,630,750
NEXTLINK Communications, Inc., Class A+ ....................           7,500        927,656
Nokia Corp. ADR ............................................           3,400        738,650
Nortel Networks Corp. ......................................          10,400      1,310,400
Telefonaktiebolaget LM Ericsson AB, Series B ...............           4,600        404,659
Vodafone AirTouch PLC ADR ..................................           7,200        400,050
Vodafone AirTouch PLC ......................................         389,166      2,168,572
                                                                               ------------
                                                                                 46,043,457
                                                                               ------------

REAL ESTATE -- 0.6%
REAL ESTATE COMPANIES -- 0.2%
Security Capital U.S. Realty ADR+ ..........................          13,600        224,400

REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Starwood Hotels & Resorts Worldwide, Inc., Class B .........          19,600        514,500
                                                                               ------------
                                                                                    738,900
                                                                               ------------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
-------------------------------------------------------------------------------------------
UTILITIES -- 4.1%
TELEPHONE -- 4.1%
AT&T Corp. .................................................          22,100   $  1,243,125
MCI Worldcom, Inc.+ ........................................          40,560      1,837,875
Sprint Corp. ...............................................           7,600        478,800
Telecom Italia Mobile SpA ..................................         139,900        669,806
Telecom Italia SpA+ ........................................          13,200        197,178
Telecomunicacoes Brasileiras SA ADR ........................           6,900      1,032,844
                                                                               ------------
                                                                                  5,459,628
                                                                               ------------
TOTAL INVESTMENT SECURITIES (cost $97,970,858)..............                    128,750,201
                                                                               ------------

SHORT-TERM SECURITIES -- 1.6%
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%
T. Rowe Price Reserve Investment Fund (cost $2,127,822).....       2,127,822      2,127,822
                                                                               ------------

TOTAL INVESTMENTS --
  (cost $100,098,680)                     98.5%          130,878,023
Other assets less liabilities --           1.5             1,953,334
                                         -----          ------------
NET ASSETS --                            100.0%         $132,831,357
                                         =====          ============

-------------
+ Non-income producing securities
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

See Notes to Financial Statements

----------------
88

------------------

SEASONS SERIES TRUST
LARGE CAP
GROWTH PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2000

COMMON STOCK -- 94.8%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 4.5%
AUTOMOTIVE -- 0.6%
Ford Motor Co. .......................................           800   $     36,750
General Motors Corp. .................................           600         49,687
General Motors Corp., Class H+ .......................           400         49,800
Harley-Davidson, Inc. ................................           183         14,526

HOUSING -- 0.0%
Maytag Corp. .........................................           112          3,710

RETAIL -- 3.9%
Bed Bath & Beyond, Inc.+ .............................           169          6,654
Best Buy Co., Inc.+ ..................................           231         19,866
CVS Corp. ............................................           500         18,781
Gap, Inc. ............................................         1,006         50,111
Home Depot, Inc. .....................................         6,088        392,676
Kohl's Corp.+ ........................................           186         19,065
Kroger Co.+ ..........................................           965         16,948
Tandy Corp. ..........................................           726         36,845
Wal-Mart Stores, Inc. ................................         7,970        442,335
Walgreen Co. .........................................         3,627         93,395
                                                                       ------------
                                                                          1,251,149
                                                                       ------------

CONSUMER STAPLES -- 3.9%
FOOD, BEVERAGE & TOBACCO -- 2.3%
Anheuser-Busch Cos., Inc. ............................           545         33,926
Bestfoods ............................................           300         14,044
Campbell Soup Co. ....................................           500         15,375
Coca-Cola Co. ........................................         4,729        221,967
General Mills, Inc. ..................................           335         12,123
Heinz (H.J.) & Co. ...................................           429         14,961
Kellogg Co. ..........................................           424         10,865
Nabisco Group Holdings Corp. .........................         2,800         33,600
PepsiCo, Inc. ........................................         3,681        127,225
Philip Morris Cos., Inc. .............................         1,500         31,688
Quaker Oats Co. ......................................           168         10,185
Ralston-Ralston Purina Group .........................         2,520         68,985
UST, Inc. ............................................           200          3,125
Wrigley (WM.) Jr. Co. ................................           614         47,163

HOUSEHOLD PRODUCTS -- 1.6%
Avon Products, Inc. ..................................         1,077         31,300
Colgate-Palmolive Co. ................................         2,564        144,545
Gillette Co. .........................................         1,823         68,704
Kimberly-Clark Corp. .................................           945         52,920
Procter & Gamble Co. .................................         2,198        123,638

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
HOUSEHOLD PRODUCTS (CONTINUED)
Unilever NV ..........................................           668   $     32,148
                                                                       ------------
                                                                          1,098,487
                                                                       ------------

ENERGY -- 3.9%
ENERGY SERVICES -- 0.4%
Schlumberger Ltd. ....................................         1,300         99,450
Transocean Sedco Forex, Inc. .........................           251         12,879

ENERGY SOURCES -- 3.5%
Atlantic Richfield Co. ...............................           200         17,000
Chevron Corp. ........................................           400         36,975
Enron Corp. ..........................................         8,725        653,284
Exxon Mobil Corp. ....................................         2,192        170,565
Royal Dutch Petroleum Co. GDR ........................         1,400         80,588
Texaco, Inc. .........................................           400         21,450
Unocal Corp. .........................................           300          8,925
                                                                       ------------
                                                                          1,101,116
                                                                       ------------

FINANCE -- 5.1%
BANKS -- 1.9%
Bank of America Corp. ................................         1,100         57,681
Bank of New York Co., Inc. ...........................           600         24,938
Chase Manhattan Corp. ................................           200         17,438
Fifth Third Bancorp ..................................         2,065        130,095
Firstar Corp. ........................................         3,155         72,368
MBNA Corp. ...........................................         3,623         92,386
State Street Corp. ...................................         1,500        145,312

FINANCIAL SERVICES -- 3.0%
Ambac Financial Group, Inc. ..........................           900         45,337
American Express Co. .................................           760        113,192
Charles Schwab Corp. .................................         2,056        116,806
Citigroup, Inc. ......................................         2,250        133,453
Dow Jones & Co., Inc. ................................           122          8,761
Dun & Bradstreet Corp. ...............................           200          5,725
E*TRADE Group, Inc.+ .................................         4,180        125,922
Fannie Mae ...........................................         1,700         95,944
Freddie Mac ..........................................         2,100         92,794
Merrill Lynch & Co., Inc. ............................           300         31,500
Providian Financial Corp. ............................           172         14,900
SLM Holding Corp. ....................................           200          6,663
Wells Fargo & Co. ....................................         1,000         40,938

INSURANCE -- 0.2%
Equifax, Inc. ........................................           100          2,525
Hartford Life, Inc., Class A .........................           400         18,750
Nationwide Financial Services, Inc., Class A .........           600         17,550
                                                                       ------------
                                                                          1,410,978
                                                                       ------------

----------------
90

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE -- 8.1%
DRUGS -- 4.9%
Abbott Laboratories, Inc.@............................         1,788   $     62,915
Allergan, Inc.@ ......................................           142          7,100
American Home Products Corp. .........................         1,500         80,438
Amgen, Inc.+ .........................................         1,764        108,265
Biogen, Inc.+ ........................................           172         12,019
Bristol-Myers Squibb Co. .............................         4,460        257,565
Eli Lilly & Co. ......................................         1,843        116,109
Merck & Co., Inc. ....................................         3,863        239,989
Pfizer, Inc. .........................................         7,211        263,652
Warner-Lambert Co. ...................................         2,279        222,202

HEALTH SERVICES -- 0.1%
Healtheon/WebMD Corp.+ ...............................           440         10,120
IMS Health, Inc. .....................................           325          5,505

MEDICAL PRODUCTS -- 3.1%
Guidant Corp.+ .......................................           334         19,643
Johnson & Johnson Co. ................................         2,200        154,138
Medtronic, Inc. ......................................         6,385        328,428
MiniMed, Inc.+ .......................................           585         75,758
PE Corp-PE Biosystems Group ..........................         1,965        189,622
Schering-Plough Corp. ................................         2,974        109,295
                                                                       ------------
                                                                          2,262,763
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 5.8%
BUSINESS SERVICES -- 4.9%
Cendant Corp.+ .......................................         2,100         38,850
Corning, Inc. ........................................           713        138,322
First Data Corp. .....................................         1,900         84,075
General Electric Co. .................................         5,863        909,864
Interpublic Group of Cos., Inc. ......................           335         15,829
Paychex, Inc. ........................................           293         15,346
Solectron Corp.+ .....................................           672         26,922
SYSCO Corp. ..........................................           399         14,239
TMP Worldwide, Inc.+ .................................         1,545        120,124
Waste Management, Inc. ...............................           500          6,844

ELECTRICAL EQUIPMENT -- 0.0%
Emerson Electric Co. .................................           100          5,287

MACHINERY -- 0.1%
Owens Corning Co. ....................................            42            814
United Technologies Corp. ............................           300         18,956

MULTI-INDUSTRY -- 0.8%
Avery Dennison Corp. .................................           122          7,450
Honeywell International, Inc. ........................           200         10,537
Minnesota Mining & Manufacturing Co. .................           700         61,994
Sara Lee Corp. .......................................         1,007         18,126
Tyco International Ltd. ..............................         2,665        132,917
                                                                       ------------
                                                                          1,626,496
                                                                       ------------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT -- 12.0%
BROADCASTING & MEDIA -- 10.8%
A.H. Belo Corp. ......................................         2,500   $     44,687
ADC Telecommunications, Inc.+ ........................           350         18,856
AMFM, Inc.+ ..........................................           800         49,700
AT&T Corp. - Liberty Media Group, Class A+ ...........        11,208        664,074
Cablevision Systems Corp., Class A+ ..................         1,925        116,944
CBS Corp.+ ...........................................         1,300         73,612
Central Newspapers, Inc., Class A ....................           700         23,538
Comcast Corp., Class A+ ..............................         5,720        248,105
Cox Communications, Inc., Class A+ ...................         1,795         87,057
Crown Castle International Corp.+# ...................           800         30,300
DoubleClick, Inc.+ ...................................         1,505        140,906
EchoStar Communications Corp., Class A+ ..............           400         31,600
Gannett Co., Inc. ....................................           500         35,188
Infinity Broadcasting Corp., Class A+ ................         3,288        106,449
Lamar Advertising Co.+ ...............................           585         26,618
Liberty Digital, Inc., Class A+ ......................           265         10,203
MediaOne Group, Inc.+ ................................         1,700        137,700
New York Times Co., Class A ..........................           900         38,644
Omnicom Group, Inc. ..................................           209         19,528
Time Warner, Inc. ....................................         8,054        805,400
Tribune Co. ..........................................           400         14,625
UnitedGlobalCom, Inc., Class A+ ......................         1,500        112,594
Valassis Communications, Inc.+ .......................         1,300         43,306
VoiceStream Wireless Corp.+ ..........................         1,000        128,812
Young & Rubicam, Inc. ................................            62          2,914

ENTERTAINMENT PRODUCTS -- 0.5%
SONY Corp. ...........................................           500         70,618
SONY Corp.+ ..........................................           500         71,105

LEISURE & TOURISM -- 0.7%
Harrah's Entertainment, Inc.+ ........................         2,400         44,550
Hilton Hotels Corp. ..................................           400          3,100
Marriott International, Inc., Class A ................         1,500         47,250
McDonald's Corp. .....................................         1,300         48,831
Tricon Global Restaurants, Inc.+ .....................           184          5,716
US Airways Group, Inc.+ ..............................            72          2,003
Walt Disney Co. ......................................           700         28,962
                                                                       ------------
                                                                          3,333,495
                                                                       ------------

INFORMATION TECHNOLOGY -- 46.9%
COMMUNICATION EQUIPMENT -- 5.7%
3Com Corp.+ ..........................................            85          4,728
Cisco Systems, Inc.+ .................................        15,496      1,198,034
E-Tek Dynamics, Inc.+ ................................           240         56,460
Lucent Technologies, Inc. ............................         5,078        308,488
Network Appliance, Inc.+ .............................           342         28,301

COMPUTER SERVICES -- 4.1%
Adobe Systems, Inc. ..................................           131         14,582
Automatic Data Processing, Inc. ......................         1,300         62,725
CheckFree Holdings Corp.+ ............................           300         21,150

----------------
92

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SERVICES (CONTINUED)
Computer Associates International, Inc. ..............           615   $     36,400
Compuware Corp. + ....................................           408          8,594
i2 Technologies, Inc.+ ...............................         2,465        301,038
iGate Capital Corp.+ .................................           600         27,075
MarchFirst, Inc.+ ....................................         2,240         79,940
Sapient Corp.+ .......................................         1,260        105,682
Sun Microsystems, Inc.+ ..............................         2,880        269,865
Verio, Inc.+ .........................................         1,375         61,961
VeriSign, Inc.+ ......................................           850        127,075

COMPUTERS & BUSINESS EQUIPMENT -- 4.2%
Compaq Computer Corp. ................................           400         10,650
Dell Computer Corp.+ .................................         4,095        220,874
EMC Corp.+ ...........................................         3,715        464,375
Gateway, Inc.+ .......................................           361         19,133
Hewlett-Packard Co. ..................................           400         53,025
International Business Machines Corp. ................         3,154        372,172
Lexmark International Group, Inc., Class A+ ..........           146         15,440
Millipore Corp. ......................................            43          2,427
Pitney Bowes, Inc. ...................................           303         13,540
Xerox Corp. ..........................................           300          7,800

COMPUTER SOFTWARE -- 6.8%
BMC Software, Inc.+ ..................................           277         13,677
Citrix Systems, Inc. + ...............................           205         13,581
Electronic Arts, Inc.+ ...............................         2,880        205,020
Microsoft Corp.+ .....................................        10,600      1,126,250
Oracle Corp.+ ........................................         5,344        417,166
Parametric Technology Corp.+ .........................           307          6,466
PeopleSoft, Inc. + ...................................           306          6,120
VERITAS Software Corp.+ ..............................           837        109,647

ELECTRONICS -- 6.1%
Applied Materials, Inc.+ .............................         2,764        260,507
ASM Lithography Holdings NV+ .........................         1,070        119,572
Conexant Systems, Inc.+ ..............................           225         15,975
Intel Corp. ..........................................         5,908        779,487
Linear Technology Corp. ..............................           350         19,250
Maxim Integrated Products, Inc.+ .....................           720         51,165
Texas Instruments, Inc. ..............................         2,645        423,200
Xilinx, Inc.+ ........................................           365         30,227

INTERNET CONTENT -- 3.4%
Amazon.com, Inc.+ ....................................         5,115        342,705
eBay, Inc.+ ..........................................           720        126,720
GoTo.com, Inc.+ ......................................            30          1,232
InfoSpace.com, Inc.+ .................................           465         67,629
Internet Capital Group, Inc.+ ........................           155         13,998
Lycos, Inc.+ .........................................         1,070         75,167
Network Solutions, Inc., Class A+ ....................           200         30,741
Priceline.com, Inc.+ .................................         1,240         96,100
S1 Corp.+ ............................................           200         17,138
Ticketmaster Online-Citysearch, Inc., Class B ........           465         11,654

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET CONTENT (CONTINUED)
Yahoo!, Inc.+ ........................................         1,003   $    171,889

INTERNET SOFTWARE -- 3.1%
America Online, Inc.+ ................................         3,557        239,208
Exodus Communications, Inc.+ .........................         1,085        152,443
Inktomi Corp.+ .......................................           195         38,025
NetZero, Inc.+ .......................................           600          9,150
Phone.com, Inc.+ .....................................           915        149,260
RealNetworks, Inc.+ ..................................            90          5,124
Software.com, Inc.+ ..................................         1,320        170,115
Vignette Corp.+ ......................................           565         90,541

TELECOMMUNICATIONS -- 13.5%
China Telecom (Hong Kong) Ltd.+ ......................        14,000        123,161
China Telecom (Hong Kong) Ltd. ADR+ ..................           700        124,075
Comverse Technology, Inc.+ ...........................            89         16,821
JDS Uniphase Corp.+ ..................................           680         81,983
Level 3 Communications, Inc.+ ........................         1,910        201,982
Motorola, Inc. .......................................           330         46,984
Nextel Communications, Inc., Class A+ ................           770        114,152
Nokia Corp. ADR ......................................         5,740      1,247,015
Nortel Networks Corp. ................................         2,627        331,002
NTL, Inc.+ ...........................................           993         92,163
QUALCOMM, Inc.+ ......................................         3,246        484,668
Sprint Corp. (PCS Group)+ ............................         4,532        295,996
Telefonaktiebolaget LM Ericsson AB ADR ...............         2,255        211,547
Telefonaktiebolaget LM Ericsson AB, Series B .........           799         70,288
Tellabs, Inc.+ .......................................           468         29,477
Vodafone AirTouch PLC ADR ............................           400         22,225
Vodafone AirTouch PLC ................................        49,832        277,684
                                                                       ------------
                                                                         13,068,906
                                                                       ------------

MATERIALS -- 0.6%
CHEMICALS -- 0.3%
Dow Chemical Co. .....................................           300         34,200
du Pont (E.I.) de Nemours & Co. ......................         1,109         58,638

FOREST PRODUCTS -- 0.2%
International Paper Co. ..............................           600         25,650
Sealed Air Corp.+ ....................................           119          6,463
Weyerhaeuser Co. .....................................           400         22,800
METALS & MINERALS -- 0.1%
Alcoa, Inc. ..........................................           300         21,075
Freeport-McMoRan Copper & Gold, Inc., Class B+ .......           200          2,413
                                                                       ------------
                                                                            171,239
                                                                       ------------
REAL ESTATE -- 0.2%
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Starwood Hotels & Resorts Worldwide, Inc., Class B
  ....................................................         1,700         44,625
                                                                       ------------

----------------
94

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
UTILITIES -- 3.7%
ELECTRIC UTILITIES -- 0.4%
AES Corp.+ ...........................................         1,100   $     86,625
Duke Energy Corp. ....................................           200         10,500
Southern Co. .........................................           500         10,875
TELEPHONE -- 3.3%
GTE Corp. ............................................         1,400         99,400
MCI WorldCom, Inc.+ ..................................         1,850         83,828
SBC Communications, Inc. .............................         6,197        260,274
Sprint Corp. .........................................           900         56,700
Telefonica SA+ .......................................         4,556        115,173
Telefonos de Mexico SA ADR ...........................         2,615        175,205
U.S. West, Inc. ......................................           582         42,268
WinStar Communications, Inc.+ ........................         1,482         88,920
                                                                       ------------
                                                                          1,029,768
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $20,176,665)........                   26,399,022
                                                                       ------------

SHORT-TERM SECURITIES -- 4.0%                             PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 4.0%
Federal Home Loan Bank Consolidated Discount Notes
 6.05% due 4/03/00....................................  $  1,100,000      1,099,630
United States Treasury Bills 5.21% due 4/06/00@.......        10,000          9,993
                                                                       ------------
TOTAL SHORT-TERM SECURITIES (cost $1,109,623).........                    1,109,623
                                                                       ------------

REPURCHASE AGREEMENT -- 0.0%
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.0%
Agreement with State Street Bank & Trust Co., bearing
 interest at 6.05%, dated 3/31/00, to be repurchased
 4/03/00 in the amount of $12,006 and collateralized
 by $15,000 of U.S. Treasury Notes, bearing interest
 at 6.50%, due 5/31/01 and having an approximate value
 of $15,325 (cost $12,000)............................        12,000         12,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $21,298,288)                      98.8%                27,520,645
Other assets less liabilities --           1.2                    339,615
                                         -----               ------------
NET ASSETS --                            100.0%              $ 27,860,260
                                         =====               ============

-------------
+ Non-income producing securities
# Security represents an investment in an affiliated company; See Note 9
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

                                                                ----------------

OPEN FUTURES CONTRACTS
-----------------------------------------------------------------------------------------------------------
                                                                                VALUE AS OF
      NUMBER OF                                      EXPIRATION    VALUE AT      MARCH 31,       UNREALIZED
      CONTRACTS         DESCRIPTION                     DATE      TRADE DATE       2000         APPRECIATION
-------------------------------------------------------------------------------------------------------------
       1 Long           S & P 500 Index              June 2000     $ 70,067      $ 75,765          $5,698
                                                                                                   ======

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------
     CONTRACT                   IN             DELIVERY   GROSS UNREALIZED
    TO DELIVER             EXCHANGE FOR         DATE       APPRECIATION
--------------------------------------------------------------------------
 USD*       176,490      EUR       185,000     4/07/00        $    741
 EUR*        75,000      USD        77,972     4/07/00           6,122
 EUR*        55,000      USD        55,979     4/07/00           3,289
 EUR*        50,000      USD        54,485     4/07/00           6,585
 EUR*        50,000      USD        54,203     4/07/00           6,302
 EUR*        35,000      USD        37,092     4/07/00           3,562
 EUR*        55,000      USD        57,786     4/07/00           5,095
 EUR*        50,000      USD        51,990     4/07/00           4,089
 EUR*        50,000      USD        50,901     4/07/00           3,001
 EUR        100,000      USD       101,840     4/14/00           5,994
 EUR         20,000      USD        20,378     4/14/00           1,209
 EUR         50,000      USD        49,579     4/20/00           1,636
 EUR         50,000      USD        51,880     6/09/00           3,773
 EUR         70,000      USD        69,963     6/09/00           2,613
 EUR         20,000      USD        20,044     6/09/00             801
 EUR*       340,000      USD       355,640     6/09/00          28,512
 EUR*        30,000      USD        31,446     6/09/00           2,582
 EUR         20,000      USD        20,719     6/09/00           1,477
 EUR         85,000      USD        88,033     6/09/00           6,251
 EUR         80,000      USD        78,026     9/08/00             570
 EUR         70,000      USD        68,062     9/08/00             286
 EUR         50,000      USD        48,831     9/08/00             420
 USD*        15,213      JPY     1,600,000     4/07/00             391
 USD*         9,494      JPY     1,000,000     4/20/00             283
                                                              --------
                                                                95,584
                                                              --------

                                                          GROSS UNREALIZED
                                                           DEPRECIATION
--------------------------------------------------------------------------
 USD*        93,188      EUR        90,000     4/07/00          (6,967)
 USD*        50,448      EUR        50,000     4/07/00          (2,548)
 USD*        44,053      EUR        40,000     4/07/00          (5,732)
 USD*        55,633      EUR        55,000     4/07/00          (2,943)
 USD*       288,897      EUR       300,000     6/09/00            (254)
 USD*        68,299      EUR        70,000     6/09/00            (949)
 EUR        185,000      USD       178,527     9/22/00            (768)
 JPY*     1,600,000      USD        15,452     4/07/00            (153)
 JPY*     4,400,000      USD        42,653     4/20/00            (367)
 JPY        300,000      USD         2,776     4/20/00            (158)
 JPY      1,000,000      USD         9,391     9/14/00            (636)
 JPY      1,300,000      USD        12,770     9/14/00            (265)
 JPY      1,600,000      USD        15,662     9/22/00            (405)
                                                              --------
                                                               (22,145)
                                                              --------
Net Unrealized Appreciation............................       $ 73,439
                                                              ========

------------
* Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

EUR  --         Euro Dollar
JPY  --         Japenese Yen
USD  --         United States Dollar

See Notes to Financial Statements

----------------
96

------------------

SEASONS SERIES TRUST
LARGE CAP
COMPOSITE PORTFOLIO                       INVESTMENT PORTFOLIO -- MARCH 31, 2000

COMMON STOCK -- 96.6%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 8.2%
APPAREL & TEXTILES -- 0.0%
Nike Inc, Class B ....................................           100   $      3,963

AUTOMOTIVE -- 1.7%
B.F. Goodrich Co. ....................................           100          2,869
Dana Corp. ...........................................           100          2,819
Delphi Automotive Systems Corp. ......................           309          4,944
Ford Motor Co. .......................................           500         22,969
General Motors Corp. .................................           300         24,844
General Motors Corp., Class H+ .......................         1,000        124,500
Goodyear Tire & Rubber Co. ...........................           100          2,331
Harley-Davidson, Inc. ................................            73          5,794
PACCAR, Inc. .........................................            39          1,950
SPX Corp.+ ...........................................         1,000        113,937
Tenneco Automotive Inc. ..............................            20            159
TRW, Inc. ............................................            58          3,393

HOUSING -- 0.4%
Black & Decker Corp. .................................            85          3,193
Fortune Brands, Inc. .................................           100          2,500
Grainger (W. W.), Inc. ...............................            45          2,441
Leggett & Platt, Inc. ................................           100          2,150
Lowe's Cos., Inc. ....................................           600         35,025
Masco Corp. ..........................................         1,600         32,800
Maytag Corp. .........................................            88          2,915

RETAIL -- 6.1%
Albertson's, Inc. ....................................           263          8,153
Bed Bath & Beyond, Inc.+ .............................           100          3,938
Best Buy Co., Inc.+ ..................................           600         51,600
Circuit City Stores, Inc. ............................           731         44,500
Costco Wholesale Corp.+ ..............................           200         10,512
CVS Corp. ............................................         1,200         45,075
Dollar General Corp. .................................           125          3,359
Federated Department Stores, Inc.+ ...................           100          4,175
Gap, Inc. ............................................         1,950         97,134
Home Depot, Inc. .....................................         3,500        225,750
J.C. Penny Co., Inc. .................................           100          1,488
Kmart Corp. + ........................................           300          2,906
Kohl's Corp.+ ........................................           100         10,250
Kroger Co.+ ..........................................         2,005         35,213
Limited, Inc. ........................................            96          4,044
May Department Stores Co. ............................           150          4,275
Nordstrom, Inc. ......................................           100          2,950
Office Depot, Inc.+ ..................................           200          2,313
Rite Aid Corp. .......................................           100            550
Safeway, Inc. ........................................         1,900         85,975

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL (CONTINUED)
Sears, Roebuck & Co. .................................           100   $      3,088
Staples, Inc.+ .......................................         1,100         22,000
Tandy Corp. ..........................................           114          5,785
Target Corp. .........................................         1,700        127,075
TJX Cos., Inc. .......................................           200          4,437
Too, Inc.+ ...........................................            13            410
Toys "R" Us, Inc.+ ...................................           200          2,963
Wal Mart de Mexico SA de C V ADR+ ....................           600         14,998
Wal-Mart Stores, Inc. ................................         5,438        301,809
Walgreen Co. .........................................           534         13,750
Winn-Dixie Stores, Inc. ..............................           100          1,944
                                                                       ------------
                                                                          1,537,915
                                                                       ------------

CONSUMER STAPLES -- 2.9%
FOOD, BEVERAGE & TOBACCO -- 2.2%
Anheuser-Busch Cos., Inc. ............................         1,130         70,342
Archer-Daniels-Midland Co. ...........................           210          2,179
Bestfoods ............................................           137          6,413
Campbell Soup Co. ....................................           200          6,150
Coca-Cola Co. ........................................         1,200         56,325
Coca-Cola Enterprises, Inc. ..........................           200          4,312
Compass Group PLC ADR ................................         2,300         29,881
ConAgra, Inc. ........................................           200          3,625
General Mills, Inc. ..................................           200          7,237
Heinz (H.J.) & Co. ...................................           200          6,975
Hershey Foods Corp. ..................................           100          4,875
Kellogg Co. ..........................................           200          5,125
Nabisco Group Holdings Corp. .........................           200          2,400
PepsiCo, Inc. ........................................         1,900         65,669
Philip Morris Cos., Inc. .............................         2,500         52,812
Ralston-Ralston Purina Group .........................           100          2,738
RJ Reynolds Tobacco Holdings, Inc.+ ..................            66          1,122
Seagram Co., Ltd. ....................................         1,200         71,400
UST, Inc. ............................................           100          1,563
Wrigley (WM.) Jr. Co. ................................            56          4,302

HOUSEHOLD PRODUCTS -- 0.7%
Alberto-Culver Co., Class B ..........................            38            905
Avon Products, Inc. ..................................           200          5,813
Clorox Co. ...........................................           114          3,705
Colgate-Palmolive Co. ................................           278         15,672
Fort James Corp. .....................................           100          2,200
Gillette Co. .........................................           700         26,381
Kimberly-Clark Corp. .................................           586         32,816
Newell Rubbermaid, Inc. ..............................           178          4,417
Procter & Gamble Co. .................................           600         33,750
Unilever NV ..........................................           267         12,849
                                                                       ------------
                                                                            543,953
                                                                       ------------

----------------
98

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
ENERGY -- 6.8%
ENERGY SERVICES -- 2.1%
Baker Hughes, Inc. ...................................         3,500   $    105,875
Halliburton Co. ......................................         1,400         57,400
Nabors Industries, Inc.+ .............................           800         31,050
Schlumberger Ltd. ....................................         1,766        135,099
Tosco Corp. ..........................................           100          3,044
Transocean Sedco Forex, Inc. .........................         1,107         56,803
USX-Marathon Group, Inc. .............................           200          5,212

ENERGY SOURCES -- 4.7%
Atlantic Richfield Co. ...............................           156         13,260
Burlington Resources, Inc. ...........................           100          3,700
Chevron Corp. ........................................           900         83,194
Conoco, Inc., Class B ................................           365          9,353
Enron Corp. ..........................................         1,544        115,607
Exxon Mobil Corp. ....................................         3,930        305,803
Kerr-McGee Corp. .....................................         1,000         57,750
Noble Drilling Corp.+ ................................         1,000         41,437
Occidental Petroleum Corp. ...........................           200          4,150
Phillips Petroleum Co. ...............................           170          7,863
Royal Dutch Petroleum Co. GDR ........................         3,623        208,549
Texaco, Inc. .........................................           300         16,088
Union Pacific Resources Group, Inc. ..................           200          2,900
Unocal Corp. .........................................           184          5,474
                                                                       ------------
                                                                          1,269,611
                                                                       ------------

FINANCE -- 11.6%
BANKS -- 2.8%
AmSouth Bancorp ......................................           250          3,734
Bank of America Corp. ................................           800         41,950
Bank of New York Co., Inc. ...........................         2,189         90,980
Bank One Corp. .......................................           600         20,625
BB&T Corp. ...........................................           100          2,806
Chase Manhattan Corp. ................................         1,500        130,781
Comerica, Inc. .......................................           100          4,188
Fifth Third Bancorp ..................................           100          6,300
First Union Corp. ....................................           500         18,625
Firstar Corp. ........................................         3,509         80,488
Huntington Bancshares, Inc. ..........................           110          2,461
MBNA Corp. ...........................................           400         10,200
National City Corp. ..................................           345          7,116
Northern Trust Corp. .................................           136          9,189
Old Kent Financial Corp. .............................           100          3,231
PNC Bank Corp. .......................................           170          7,661
Regions Financial Corp. ..............................           100          2,281
SouthTrust Corp. .....................................           100          2,544
St. Paul Cos., Inc. ..................................           187          6,381
State Street Corp. ...................................           380         36,813
SunTrust Banks, Inc. .................................           175         10,106
Synovus Financial Corp. ..............................           100          1,888
U.S. Bancorp .........................................           400          8,750
Union Planters Corp. .................................           100          3,081

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Wachovia Corp. .......................................           100   $      6,756

FINANCIAL SERVICES -- 7.1%
Ambac Financial Group, Inc. ..........................           300         15,112
American Express Co. .................................           700        104,256
American General Corp. ...............................           100          5,613
Associates First Capital Corp., Class A ..............         1,600         34,300
Bear Stearns Cos., Inc. ..............................            70          3,194
Capital One Financial Corp. ..........................         2,293        109,921
Charles Schwab Corp. .................................           400         22,725
Citigroup, Inc. ......................................         5,680        336,895
Concord EFS, Inc.+ ...................................           800         18,350
Countrywide Credit Industries, Inc. ..................           100          2,725
Dun & Bradstreet Corp. ...............................           100          2,863
Fannie Mae ...........................................         1,600         90,300
Fleet Boston Financial Corp. .........................           439         16,023
Freddie Mac ..........................................         3,100        136,981
Household International, Inc. ........................           225          8,395
KeyCorp. .............................................           266          5,054
Lehman Brothers Holdings, Inc. .......................            63          6,111
Mellon Financial Corp. ...............................         1,886         55,637
Merrill Lynch & Co., Inc. ............................           683         71,715
Morgan (J.P.) & Co., Inc. ............................           100         13,175
Morgan Stanley, Dean Witter & Co. ....................         2,158        176,012
Paine Webber Group, Inc. .............................            79          3,476
Providian Financial Corp. ............................            68          5,890
SLM Holding Corp. ....................................           100          3,331
T.Rowe Price Associates, Inc. ........................            68          2,686
Washington Mutual, Inc. ..............................           300          7,950
Wells Fargo & Co. ....................................         1,700         69,594

INSURANCE -- 1.7%
ACE Ltd. .............................................         2,600         59,475
Aetna, Inc. ..........................................           100          5,569
AFLAC, Inc. ..........................................           100          4,556
Allstate Corp. .......................................           400          9,525
American International Group, Inc.(1) ................           750         82,125
Aon Corp. ............................................           150          4,837
Chubb Corp. ..........................................           100          6,756
CIGNA Corp. ..........................................           100          7,575
Cinergy Corp. ........................................           100          2,150
Conseco, Inc. ........................................           200          2,288
Equifax, Inc. ........................................           100          2,525
Fairfax Financial Holdings Ltd.+ .....................           100         12,251
Franklin Resources, Inc. .............................           100          3,344
Hartford Financial Services Group, Inc. ..............         1,000         52,750
Jefferson-Pilot Corp. ................................            87          5,791
Marsh & McLennan Cos., Inc. ..........................           100         11,031
MGIC Investment Corp. ................................           100          4,362
Mutual Risk Management Ltd. ..........................           900         18,000
PartnerRe Ltd. .......................................           300         11,044
SAFECO Corp. .........................................           100          2,656

----------------
100

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
Torchmark Corp. ......................................           100   $      2,313
UnumProvident Corp. ..................................           173          2,941
                                                                       ------------
                                                                          2,161,083
                                                                       ------------

HEALTHCARE -- 7.5%
DRUGS -- 5.0%
Abbott Laboratories, Inc. ............................           700         24,631
ALZA Corp.+ ..........................................           100          3,756
American Home Products Corp. .........................         1,400         75,075
Amgen, Inc.+ .........................................           890         54,624
Biogen, Inc.+ ........................................           772         53,944
Bristol-Myers Squibb Co. .............................         1,655         95,576
Eli Lilly & Co. ......................................         1,000         63,000
Genentech, Inc.+ .....................................           300         45,600
Immunex Corp.+ .......................................           300         19,031
Merck & Co., Inc. ....................................         1,786        110,955
Pfizer, Inc. .........................................         4,900        179,156
Pharmacia & Upjohn, Inc. .............................         1,351         80,047
Warner-Lambert Co. ...................................         1,400        136,500

HEALTH SERVICES -- 0.8%
Columbia/HCA Healthcare Corp. ........................           271          6,860
HEALTHSOUTH Corp.+ ...................................           200          1,113
IMS Health, Inc. .....................................           900         15,244
Quintiles Transnational Corp.+ .......................           100          1,706
Tenet Healthcare Corp.+ ..............................           200          4,600
United HealthCare Corp. ..............................           800         47,700
Wellpoint Health Networks, Inc., + ...................           900         62,887

MEDICAL PRODUCTS -- 1.7%
Bausch & Lomb, Inc. ..................................            33          1,722
Baxter International, Inc. ...........................         1,000         61,331
Becton, Dickinson & Co. ..............................           100          2,631
Biomet, Inc. .........................................           100          3,638
Boston Scientific Corp.+ .............................           200          4,263
Cardinal Health, Inc. ................................           100          4,588
Guidant Corp.+ .......................................           100          5,881
Johnson & Johnson Co. ................................           700         49,044
McKesson HBOC, Inc. ..................................           200          4,200
MedImmune, Inc.+ .....................................           400         69,650
Medtronic, Inc. ......................................           600         30,862
PE Corp-PE Biosystems Group ..........................           298         28,757
Schering-Plough Corp. ................................         1,600         58,800
                                                                       ------------
                                                                          1,407,372
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 10.6%
AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
Boeing Co. ...........................................           470         17,831
General Dynamics Corp. ...............................           100          4,975
Lockheed Martin Corp. ................................           200          4,087

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
AEROSPACE & MILITARY TECHNOLOGY (CONTINUED)
Raytheon Co., Class B ................................           200   $      3,550
Rockwell International Corp. .........................           100          4,181

BUSINESS SERVICES -- 6.9%
Allied Waste Industries, Inc.+ .......................           100            656
Cendant Corp.+ .......................................           364          6,734
Corning, Inc. ........................................         1,434        278,196
Donnelley (R.R.) & Sons Co. ..........................           100          2,094
Ecolab, Inc. .........................................           100          3,669
Electronic Data Systems Corp. ........................         1,200         77,025
First Data Corp. .....................................         1,200         53,100
General Electric Co. .................................         3,780        586,609
Hutchison Whampoa Ltd. ...............................         5,000         90,220
IKON Office Solutions, Inc. ..........................           100            619
Interpublic Group of Cos., Inc. ......................           147          6,946
Owens-Illinois, Inc. + ...............................           100          1,688
Paychex, Inc. ........................................           129          6,756
PSINet, Inc.+ ........................................           500         17,008
Randstad Holding N.V.+ ...............................         1,100         40,974
Rentokil Initial PLC .................................         2,800          7,277
Sabre Holdings Corp. .................................            72          2,659
Solectron Corp.+ .....................................         1,600         64,100
SYSCO Corp. ..........................................           200          7,137
Waste Management, Inc. ...............................           300          4,106
Waters Corp.+ ........................................           400         38,100

ELECTRICAL EQUIPMENT -- 0.1%
Dover Corp. ..........................................           100          4,788
Emerson Electric Co. .................................           200         10,575

MACHINERY -- 0.5%
Caterpillar, Inc. ....................................           200          7,887
Cooper Industries, Inc. ..............................           100          3,500
Danaher Corp. ........................................           600         30,600
Deere & Co. ..........................................           165          6,270
Illinois Tool Works, Inc. ............................           100          5,525
Ingersoll-Rand Co. ...................................           100          4,425
United Technologies Corp. ............................           500         31,594

MULTI-INDUSTRY -- 2.5%
Avery Dennison Corp. .................................            55          3,358
Honeywell International, Inc. ........................           387         20,390
Minnesota Mining & Manufacturing Co. .................           200         17,713
Monsanto Co. .........................................           300         15,450
Sara Lee Corp. .......................................           500          9,000
Teleflex, Inc. .......................................           400         14,200
Textron, Inc. ........................................           100          6,088
Tomkins PLC ..........................................         5,948         18,940
Tyco International Ltd. ..............................         6,828        340,546
Viacom, Inc., Class B+ ...............................           340         17,935

----------------
102

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
TRANSPORTATION -- 0.4%
AMR Corp.+ ...........................................           100   $      3,188
Burlington Northern Santa Fe Corp. ...................           300          6,637
CSX Corp. ............................................           100          2,350
Fedex Corp. ..........................................           200          7,800
Kansas City Southern Industries, Inc. ................           553         47,523
Norfolk Southern Corp. ...............................           100          1,438
Union Pacific Corp. ..................................           100          3,912
                                                                       ------------
                                                                          1,971,929
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 6.6%
BROADCASTING & MEDIA -- 4.9%
ADC Telecommunications, Inc.+ ........................           143          7,704
AT&T Corp. - Liberty Media Group, Class A+ ...........         2,100        124,425
CBS Corp.+ ...........................................         2,799        158,493
Charter Communications, Inc. .........................           500          7,164
Clear Channel Communications, Inc.+ ..................           663         45,788
Comcast Corp., Class A+ ..............................         2,329        101,020
Emmis Communications Corp., Class A+ .................         1,000         46,500
Gannett Co., Inc. ....................................           138          9,712
Infinity Broadcasting Corp., Class A+ ................         1,000         32,375
Knight-Ridder, Inc. ..................................            41          2,088
Loews Corp. ..........................................           100          5,000
McGraw-Hill Cos., Inc. ...............................           100          4,550
MediaOne Group, Inc.+ ................................           300         24,300
New York Times Co., Class A ..........................           100          4,294
Omnicom Group, Inc. ..................................           600         56,063
Pegasus Communications Corp.+ ........................           300         42,225
Placer Dome, Inc. ....................................           200          1,625
Time Warner, Inc. ....................................         1,980        198,000
Tribune Co. ..........................................           122          4,461
USA Networks, Inc.+ ..................................         1,000         22,563
VNU N.V. .............................................           400         23,575
Young & Rubicam, Inc. ................................            35          1,645

ENTERTAINMENT PRODUCTS -- 0.7%
Eastman Kodak Co. ....................................           100          5,431
Hasbro, Inc. .........................................           136          2,244
Koninklijke Philips Electronics NV ...................           400         67,259
Mattel, Inc. .........................................           100          1,044
Polaroid Corp. .......................................           100          2,375
SONY Corp. ...........................................           200         28,247
SONY Corp.+ ..........................................           100         14,221

LEISURE & TOURISM -- 1.0%
Carnival Corp. .......................................           300          7,444
Delta Air Lines, Inc. ................................           100          5,325
Marriott International, Inc., Class A ................           121          3,811
McDonald's Corp. .....................................         2,400         90,150
Mirage Resorts, Inc.+ ................................         1,600         31,000
Southwest Airlines Co. ...............................           300          6,244
Tricon Global Restaurants, Inc.+ .....................           100          3,106

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
Walt Disney Co. ......................................           900   $     37,237
Wendy's International, Inc. ..........................           100          2,019
                                                                       ------------
                                                                          1,230,727
                                                                       ------------

INFORMATION TECHNOLOGY -- 35.3%
COMMUNICATION EQUIPMENT -- 5.3%
3Com Corp.+ ..........................................           200         11,125
Cabletron Systems, Inc.+ .............................           100          2,931
Cisco Systems, Inc.+ .................................         9,304        719,315
Juniper Networks, Inc. ...............................           300         79,069
Lucent Technologies, Inc. ............................         2,790        169,493
Network Appliance, Inc.+ .............................           140         11,585

COMPUTER SERVICES -- 2.2%
Adobe Systems, Inc. ..................................            67          7,458
Automatic Data Processing, Inc. ......................         1,300         62,725
Ceridian Corp.+ ......................................           991         19,015
Computer Associates International, Inc. ..............         1,059         62,679
Compuware Corp. + ....................................           200          4,212
Getronics NV+ ........................................           200         15,302
Novell, Inc.+ ........................................           200          5,725
Sun Microsystems, Inc.+ ..............................         1,864        174,663
Sycamore Networks, Inc. ..............................           400         51,600
Unisys Corp.+ ........................................           100          2,550

COMPUTERS & BUSINESS EQUIPMENT -- 4.9%
Apple Computer, Inc.+ ................................            88         11,952
Compaq Computer Corp. ................................           800         21,300
Computer Sciences Corp.+ .............................            84          6,647
Dell Computer Corp.+ .................................         3,800        204,962
EMC Corp.+ ...........................................         1,990        248,750
Fujitsu Ltd. .........................................         1,000         30,682
Gateway, Inc.+ .......................................           164          8,692
Hewlett-Packard Co. ..................................           890        117,981
International Business Machines Corp. ................         1,872        220,896
Lexmark International Group, Inc., Class A+ ..........           174         18,400
NCR Corp. + ..........................................            48          1,926
Pitney Bowes, Inc. ...................................           100          4,469
Seagate Technology, Inc.+ ............................           100          6,025
Silicon Graphics, Inc.+ ..............................           100          1,056
Xerox Corp. ..........................................           300          7,800

COMPUTER SOFTWARE -- 6.2%
BMC Software, Inc.+ ..................................         1,100         54,313
Citrix Systems, Inc. + ...............................            86          5,698
Electronic Arts, Inc.+ ...............................           400         28,475
Microsoft Corp.+ .....................................         6,790        721,437
Oracle Corp.+ ........................................         2,580        201,401
Parametric Technology Corp.+ .........................         1,200         25,275
PeopleSoft, Inc. + ...................................           200          4,000
Peregrine Systems, Inc.+ .............................           400         26,825
Siebel Systems, Inc.+ ................................           300         35,831

----------------
104

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SOFTWARE (CONTINUED)
VERITAS Software Corp.+ ..............................           485   $     63,535

ELECTRONICS -- 7.9%
Altera Corp.+ ........................................           800         71,400
Analog Devices, Inc.+ ................................           170         13,696
Applied Materials, Inc.+ .............................         1,866        175,870
Atmel Corp.+ .........................................           200         10,325
Conexant Systems, Inc.+ ..............................         1,094         77,674
Eaton Corp. ..........................................            39          3,042
Flextronics International Ltd.+ ......................         3,400        239,487
Intel Corp. ..........................................         3,700        488,169
KLA-Tencor Corp.+ ....................................            86          7,245
KYOCERA Corp. ADR ....................................           200         33,429
Linear Technology Corp. ..............................           149          8,195
LSI Logic Corp.+ .....................................           137          9,950
Maxim Integrated Products, Inc.+ .....................         1,100         78,169
Micron Technology, Inc.+ .............................           100         12,600
Molex, Inc. ..........................................           125          7,344
National Semiconductor Corp.+ ........................           100          6,063
PMC-Sierra, Inc.+ ....................................            50         10,184
Teradyne, Inc.+ ......................................           100          8,225
Texas Instruments, Inc. ..............................         1,300        208,000
Xilinx, Inc.+ ........................................           180         14,906

INTERNET CONTENT -- 0.9%
Internet Capital Group, Inc.+ ........................           200         18,062
Yahoo!, Inc.+ ........................................           850        145,669

INTERNET SOFTWARE -- 1.1%
America Online, Inc.+ ................................         2,300        154,675
Ariba, Inc.+ .........................................            40          8,385
E.piphany, Inc.+ .....................................           100         13,357
Liberate Technologies ................................           300         18,825
Vitria Technology, Inc.+ .............................           100         10,081

TELECOMMUNICATIONS -- 6.8%
Andrew Corp.+ ........................................           100          2,287
Comverse Technology, Inc.+ ...........................            34          6,426
Global Crossing Ltd.+ ................................           405         16,580
JDS Uniphase Corp.+ ..................................         1,720        207,367
Motorola, Inc. .......................................         1,039        147,928
Nextel Communications, Inc., Class A+ ................           675        100,069
NEXTLINK Communications, Inc., Class A+ ..............           300         37,106
Nokia Corp. ADR ......................................           700        152,075
Nortel Networks Corp. ................................         1,791        225,666
PanAmSat Corp.+ ......................................           300         14,719
QUALCOMM, Inc.+ ......................................         1,146        171,112
Scientific-Atlanta, Inc. .............................            76          4,821
Sprint Corp. (PCS Group)+ ............................           400         26,125
Telefonaktiebolaget LM Ericsson AB, Series B .........           200         17,594
Tellabs, Inc.+ .......................................           200         12,597
Vodafone AirTouch PLC ADR ............................           350         19,447

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Vodafone AirTouch PLC ................................        17,689   $     98,571
                                                                       ------------
                                                                          6,591,292
                                                                       ------------

MATERIALS -- 1.0%
CHEMICALS -- 0.3%
Air Products & Chemicals, Inc. .......................           100          2,844
Dow Chemical Co. .....................................           100         11,400
du Pont (E.I.) de Nemours & Co. ......................           501         26,490
Eastman Chemical Co. .................................            38          1,729
PPG Industries, Inc. .................................           100          5,231
Rohm & Haas Co. ......................................           136          6,069
Sherwin-Williams Co. .................................           100          2,194
Sigma-Aldrich Corp. ..................................           100          2,688
Union Carbide Corp. ..................................           100          5,831

FOREST PRODUCTS -- 0.3%
Champion International Corp. .........................            78          4,153
Georgia-Pacific Group ................................           630         24,924
International Paper Co. ..............................           200          8,550
Louisiana-Pacific Corp. ..............................           100          1,388
Mead Corp. ...........................................           100          3,494
Pactiv Corp. .........................................           100            875
Weyerhaeuser Co. .....................................           100          5,700

METALS & MINERALS -- 0.4%
Alcan Aluminium Ltd. .................................           100          3,387
Alcoa, Inc. ..........................................           800         56,200
Allegheny Technologies, Inc. .........................            50          1,003
Barrick Gold Corp. ...................................           200          3,138
Bethlehem Steel Corp.+ ...............................           100            600
Crown, Cork & Seal Co., Inc. .........................           100          1,600
Inco Ltd.+ ...........................................           100          1,831
Newmont Mining Corp. .................................           100          2,244
Phelps Dodge Corp. ...................................            44          2,090
USX-US Steel Group, Inc. .............................           100          2,500
Vulcan Materials Co. .................................           100          4,581
                                                                       ------------
                                                                            192,734
                                                                       ------------

REAL ESTATE -- 0.2%
REAL ESTATE COMPANIES -- 0.1%
Security Capital U.S. Realty ADR+.....................           700         11,550

REAL ESTATE INVESTMENT TRUSTS -- 0.1%
Starwood Hotels & Resorts Worldwide, Inc., Class B ...           800         21,000
                                                                       ------------
                                                                             32,550
                                                                       ------------

UTILITIES -- 5.9%
ELECTRIC UTILITIES -- 0.6%
AES Corp.+ ...........................................           100          7,875
Ameren Corp. .........................................           100          3,094

----------------
106

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
American Electric Power Co., Inc. ....................           100   $      2,981
Carolina Power & Light Co. ...........................           100          3,244
Central & South West Corp. ...........................           100          1,706
CMS Energy Corp. .....................................           100          1,813
Consolidated Edison, Inc. ............................           100          2,900
Dominion Resources Inc. ..............................           115          4,420
DTE Energy Co. .......................................           100          2,900
Duke Energy Corp. ....................................           200         10,500
Edison International .................................           100          1,656
Entergy Corp. ........................................           100          2,019
FirstEnergy Corp. ....................................           182          3,754
Florida Progress Corp. ...............................            86          3,945
FPL Group, Inc. ......................................           100          4,606
GPU, Inc. ............................................           100          2,738
Pacific Gas & Electric Corp. .........................           200          4,200
PECO Energy Co. ......................................           900         33,187
Public Service Enterprise Group, Inc. ................           100          2,963
Sempra Energy ........................................            85          1,424
Southern Co. .........................................           400          8,700
Texas Utilities Co. ..................................           100          2,969
Unicom Corp. .........................................           151          5,511

GAS & PIPELINE UTILITIES -- 0.7%
Coastal Corp. ........................................         2,300        105,800
El Paso Energy Corp. .................................           100          4,038
Reliant Energy, Inc. .................................           100          2,344
Williams Cos., Inc. ..................................           200          8,787

TELEPHONE -- 4.6%
ALLTEL Corp. .........................................           182         11,477
AT&T Corp. ...........................................         3,535        198,844
Bell Atlantic Corp. ..................................         1,750        106,969
BellSouth Corp. ......................................           900         42,300
CenturyTel, Inc. .....................................            67          2,487
GTE Corp. ............................................           500         35,500
MCI WorldCom, Inc.+ ..................................         4,325        195,976
SBC Communications, Inc. .............................         2,558        107,436
Sprint Corp. .........................................           800         50,400
Telecom Italia Mobile SpA ............................         6,400         30,642
Telecom Italia SpA+ ..................................           600          8,963
Telecomunicacoes Brasileiras SA ADR ..................           360         53,887
U.S. West, Inc. ......................................           200         14,525
                                                                       ------------
                                                                          1,099,480
                                                                       ------------
TOTAL COMMON STOCK (cost $14,509,115).................                   18,038,646
                                                                       ------------

BONDS & NOTES -- 0.3%                                     PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 0.3%
U.S. GOVERNMENT & AGENCIES -- 0.3%
United States Treasury Bonds 5.25% 2029 (cost
 $57,237).............................................  $     60,000         53,803
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $14,566,352)........                   18,092,449
                                                                       ------------

                                                                ----------------

                                                           SHARE/
SHORT-TERM SECURITIES -- 1.1%                             PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.0%
T. Rowe Price Reserve Investment Fund.................       189,116   $    189,116
                                                                       ------------

U.S. GOVERNMENT & AGENCIES -- 0.1%
United States Treasury Bills 5.10% due 4/06/00........  $     20,000         19,986
                                                                       ------------
TOTAL SHORT-TERM SECURITIES (cost $209,102)...........                      209,102
                                                                       ------------

REPURCHASE AGREEMENT -- 1.5%
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3)
 (cost $285,000)......................................       285,000        285,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $15,060,454)                             99.5%       18,586,551
Other assets less liabilities --                  0.5            85,312
                                           ----------      ------------
NET ASSETS --                                   100.0%     $ 18,671,863
                                           ==========      ============

-------------
+ Non-income producing securities
(1) Security represents an investment in an affiliated company; See Note 7 ADR -- American Depository Receipt
GDR -- Global Depository Receipt

See Notes to Financial Statements

----------------
108

----------------

SEASONS SERIES TRUST
LARGE CAP
VALUE PORTFOLIO                           INVESTMENT PORTFOLIO -- MARCH 31, 2000

COMMON STOCK -- 97.5%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 5.0%
APPAREL & TEXTILES -- 0.1%
Liz Claiborne, Inc. ..................................           100   $      4,581
Nike, Inc., Class B ..................................           274         10,858
V.F. Corp. ...........................................           147          3,537

AUTOMOTIVE -- 1.8%
AutoZone, Inc.+ ......................................           170          4,717
B.F. Goodrich Co. ....................................           100          2,869
Cummins Engine Co., Inc. .............................            50          1,878
Dana Corp. ...........................................           777         21,902
Delphi Automotive Systems Corp. ......................           557          8,912
Ford Motor Co. .......................................         2,582        118,611
General Motors Corp. .................................           617         51,095
Genuine Parts Co. ....................................         1,700         40,587
Goodyear Tire & Rubber Co. ...........................           153          3,567
Navistar International Corp.+ ........................           100          4,013
PACCAR, Inc. .........................................           100          5,000
Ryder System, Inc. ...................................           135          3,063
TRW, Inc. ............................................           719         42,061

HOUSING -- 0.7%
Black & Decker Corp. .................................            63          2,366
Fortune Brands, Inc. .................................         1,100         27,500
Grainger (W. W.), Inc. ...............................           100          5,425
Kaufman & Broad Home Corp. ...........................            16            343
Leggett & Platt, Inc. ................................           200          4,300
Lowe's Cos., Inc. ....................................           374         21,832
Masco Corp. ..........................................           500         10,250
Stanley Works ........................................         1,500         39,563
Whirlpool Corp. ......................................            58          3,400

RETAIL -- 2.4%
Albertson's, Inc. ....................................           448         13,888
Circuit City Stores, Inc. ............................           200         12,175
Consolidated Stores Corp.+ ...........................           100          1,138
Costco Wholesale Corp.+ ..............................           420         22,076
CVS Corp. ............................................           384         14,424
Dillard's, Inc., Class A .............................           100          1,644
Dollar General Corp. .................................           287          7,713
Federated Department Stores, Inc.+ ...................           200          8,350
Harcourt General, Inc. ...............................           100          3,725
J.C. Penny Co., Inc. .................................         1,055         15,693
Kmart Corp. + ........................................           500          4,844
Limited, Inc. ........................................           188          7,919
May Department Stores Co. ............................         4,458        127,053
Nordstrom, Inc. ......................................           164          4,838

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL (CONTINUED)
Office Depot, Inc. + .................................           323   $      3,735
Rite Aid Corp. .......................................           254          1,397
Safeway, Inc. ........................................           482         21,810
Sears, Roebuck & Co. .................................           370         11,424
Staples, Inc.+ .......................................           432          8,640
Target Corp. .........................................           432         32,292
TJX Cos., Inc. .......................................           265          5,880
Toys "R" Us, Inc.+ ...................................         4,040         59,842
Winn-Dixie Stores, Inc. ..............................           200          3,888
                                                                       ------------
                                                                            836,618
                                                                       ------------

CONSUMER STAPLES -- 6.9%
FOOD, BEVERAGE & TOBACCO -- 4.5%
Adolph Coors Co., Class B ............................           100          4,781
Anheuser-Busch Cos., Inc. ............................           800         49,800
Archer-Daniels-Midland Co. ...........................           598          6,204
Brown-Forman Corp., Class B ..........................           847         46,109
Campbell Soup Co. ....................................         1,200         36,900
Coca-Cola Enterprises, Inc. ..........................           417          8,992
ConAgra, Inc. ........................................           500          9,062
Corn Products International, Inc. ....................         1,600         38,500
Flowers Industries, Inc. .............................         1,300         19,744
General Mills, Inc. ..................................         2,500         90,469
Heinz (H.J.) & Co. ...................................         1,600         55,800
Hershey Foods Corp. ..................................         1,527         74,441
Kellogg Co. ..........................................         1,100         28,187
McCormick & Co., Inc. ................................         1,500         48,375
Nabisco Group Holdings Corp. .........................           300          3,600
Philip Morris Cos., Inc. .............................         5,922        125,102
Seagram Co., Ltd. ....................................           408         24,276
SUPERVALU, Inc. ......................................           100          1,894
Universal Corp. ......................................         2,800         42,175
UST, Inc. ............................................         2,000         31,250

HOUSEHOLD PRODUCTS -- 2.4%
Clorox Co. ...........................................           248          8,060
Fort James Corp. .....................................         2,580         56,760
International Flavors & Fragrances, Inc. .............         1,842         64,585
Kimberly-Clark Corp. .................................         3,700        207,200
Newell Rubbermaid, Inc. ..............................           260          6,452
Procter & Gamble Co. .................................           300         16,875
Tupperware Corp. .....................................           800         12,650
Unilever NV ..........................................           700         34,553
                                                                       ------------
                                                                          1,152,796
                                                                       ------------

ENERGY -- 14.9%
ENERGY SERVICES -- 1.8%
Baker Hughes, Inc. ...................................         2,848         86,152
Halliburton Co. ......................................           433         17,753
Schlumberger Ltd. ....................................           538         41,157

----------------
110

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SERVICES (CONTINUED)
Tosco Corp. ..........................................           186   $      5,661
Transocean Sedco Forex, Inc. .........................           204         10,468
USX-Marathon Group, Inc. .............................         5,600        145,950

ENERGY SOURCES -- 13.1%
Amerada Hess Corp. ...................................         1,166         75,353
Anadarko Petroleum Corp. .............................         1,246         48,205
Apache Corp. .........................................           100          4,975
Arch Coal, Inc. ......................................           714          4,996
Atlantic Richfield Co. ...............................         2,100        178,500
BP Amoco PLC ADR .....................................         1,800         95,512
Burlington Resources, Inc. ...........................         3,500        129,500
Chevron Corp. ........................................         1,529        141,337
Conoco, Inc., Class B ................................           616         15,785
Enron Corp. ..........................................           701         52,487
Equitable Resources, Inc. ............................         2,400        107,550
Exxon Mobil Corp. ....................................         6,668        518,854
Kerr-McGee Corp. .....................................           100          5,775
Occidental Petroleum Corp. ...........................           400          8,300
Phillips Petroleum Co. ...............................           348         16,095
Royal Dutch Petroleum Co. GDR ........................         3,298        189,841
Shell Transport & Trading Co. ADR ....................         2,400        117,750
Sunoco, Inc. .........................................           100          2,738
Texaco, Inc. .........................................         3,147        168,758
Union Pacific Resources Group, Inc. ..................         6,900        100,050
Unocal Corp. .........................................         7,086        210,808
                                                                       ------------
                                                                          2,500,310
                                                                       ------------

FINANCE -- 22.4%
BANKS -- 6.6%
AmSouth Bancorp.......................................           350          5,228
Bank of America Corp.@ ...............................         2,422        127,004
Bank of New York Co., Inc. ...........................           700         29,094
Bank One Corp. .......................................         2,522         86,694
BB&T Corp. ...........................................           300          8,419
Chase Manhattan Corp. ................................         1,500        130,781
Comerica, Inc. .......................................           170          7,119
Fifth Third Bancorp ..................................           300         18,900
First Union Corp. ....................................           967         36,021
Firstar Corp. ........................................         2,059         47,228
Golden West Financial Corp. ..........................           159          4,959
Huntington Bancshares, Inc. ..........................           230          5,146
Lincoln National Corp. ...............................         1,000         33,500
Mercantile Bankshares Corp. ..........................         1,100         33,619
National City Corp. ..................................         8,404        173,332
Northern Trust Corp. .................................           200         13,512
Old Kent Financial Corp. .............................           100          3,231
PNC Bank Corp. .......................................           288         12,978
Regions Financial Corp. ..............................           200          4,563
SouthTrust Corp. .....................................           200          5,088
St. Paul Cos., Inc. ..................................         1,823         62,210

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
State Street Corp. ...................................           157   $     15,209
Summit Bancorp........................................           200          5,250
SunTrust Banks, Inc. .................................           400         23,100
Synovus Financial Corp. ..............................           300          5,663
U.S. Bancorp .........................................         8,312        181,825
Union Planters Corp. .................................           184          5,669
Wachovia Corp. .......................................           200         13,512

FINANCIAL SERVICES -- 10.6%
American Express Co. .................................           431         64,192
American General Corp. ...............................         2,967        166,523
Associates First Capital Corp., Class A ..............         6,100        130,769
Bear Stearns Cos., Inc. ..............................           110          5,019
Capital One Financial Corp. ..........................           177          8,485
Citigroup, Inc. ......................................         7,381        437,786
Countrywide Credit Industries, Inc. ..................           100          2,725
Dow Jones & Co., Inc. ................................           500         35,906
Dun & Bradstreet Corp. ...............................         1,300         37,212
Fannie Mae ...........................................         2,203        124,332
Fleet Boston Financial Corp. .........................         3,106        113,369
Freddie Mac ..........................................           681         30,092
H&R Block, Inc. ......................................           800         35,800
Heller Financial, Inc. ...............................         1,200         27,750
Household International, Inc. ........................           460         17,164
KeyCorp. .............................................         1,038         19,722
Lehman Brothers Holdings, Inc. .......................           122         11,834
Mellon Financial Corp. ...............................         3,800        112,100
Merrill Lynch & Co., Inc. ............................           363         38,115
Morgan (J.P.) & Co., Inc. ............................           670         88,272
Morgan Stanley, Dean Witter & Co. ....................         1,112         90,697
Paine Webber Group, Inc. .............................           116          5,104
StanCorp. Financial Group, Inc. ......................         1,600         43,800
T.Rowe Price Associates, Inc. ........................           123          4,858
Washington Mutual, Inc. ..............................           565         14,972
Wells Fargo & Co. ....................................         2,807        114,912

INSURANCE -- 5.2%
ACE Ltd. .............................................         3,200         73,200
Aetna, Inc. ..........................................           130          7,239
AFLAC, Inc. ..........................................           300         13,669
Allstate Corp. .......................................           788         18,764
American International Group, Inc.(1) ................         1,500        164,250
Aon Corp. ............................................           250          8,063
Chubb Corp. ..........................................           973         65,738
CIGNA Corp. ..........................................         1,582        119,836
Cincinnati Financial Corp. ...........................           200          7,525
Cinergy Corp. ........................................           100          2,150
Conseco, Inc. ........................................           300          3,431
Franklin Resources, Inc. .............................           281          9,396
Hartford Financial Services Group, Inc. ..............           200         10,550
Jefferson-Pilot Corp. ................................           100          6,656
Marsh & McLennan Cos., Inc. ..........................         1,479        163,152

----------------
112

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
MBIA, Inc. ...........................................         1,900   $     98,919
MGIC Investment Corp. ................................           107          4,668
Progressive Corp. ....................................           100          7,606
SAFECO Corp. .........................................         1,528         40,588
Torchmark Corp. ......................................           100          2,313
UnumProvident Corp. ..................................         2,335         39,695
                                                                       ------------
                                                                          3,747,772
                                                                       ------------

HEALTHCARE -- 7.0%
DRUGS -- 3.3%
Abbott Laboratories, Inc. ............................         1,200         42,225
ALZA Corp.+ ..........................................           116          4,357
American Home Products Corp. .........................         4,370        234,341
Mallinckrodt, Inc. ...................................           100          2,875
Merck & Co., Inc. ....................................           400         24,850
Pharmacia & Upjohn, Inc. .............................         4,000        237,000
Watson Pharmaceuticals, Inc.+ ........................           100          3,969

HEALTH SERVICES -- 2.5%
Columbia/HCA Healthcare Corp. ........................         4,752        120,285
HEALTHSOUTH Corp.+ ...................................           400          2,225
Humana, Inc.+ ........................................           200          1,463
Manor Care, Inc.+ ....................................           100          1,350
Quintiles Transnational Corp.+ .......................           100          1,706
Shared Medical Systems Corp. .........................            34          1,764
Tenet Healthcare Corp.+ ..............................         2,400         55,200
United HealthCare Corp. ..............................           167          9,957
Wellpoint Health Networks, Inc.+ .....................         3,250        227,094

MEDICAL PRODUCTS -- 1.2%
Bausch & Lomb, Inc. ..................................            65          3,392
Baxter International, Inc. ...........................         2,265        141,987
Becton, Dickinson & Co. ..............................           824         21,681
Biomet, Inc. .........................................           100          3,638
Boston Scientific Corp.+ .............................           443          9,441
Cardinal Health, Inc. ................................           275         12,616
McKesson HBOC, Inc. ..................................           280          5,880
Smith & Nephew PLC ...................................         2,000          5,732
St. Jude Medical, Inc.+ ..............................           100          2,581
                                                                       ------------
                                                                          1,177,609
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 8.3%
AEROSPACE & MILITARY TECHNOLOGY -- 1.0%
Boeing Co. ...........................................         1,913         72,574
General Dynamics Corp. ...............................           200          9,950
ITT Industries, Inc. .................................           100          3,106
Lockheed Martin Corp. ................................         3,200         65,400
Northrop Grumman Corp. ...............................            50          2,647
Raytheon Co., Class B ................................           332          5,893
Rockwell International Corp. .........................           200          8,363

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES -- 2.1%
Allied Waste Industries, Inc.+ .......................           200   $      1,312
Armstrong World Industries, Inc. .....................         1,000         17,875
Cendant Corp.+ .......................................           696         12,876
Deluxe Corp. .........................................           100          2,650
Donnelley (R.R.) & Sons Co. ..........................         1,300         27,219
Ecolab, Inc. .........................................            97          3,559
Electronic Data Systems Corp. ........................         1,161         74,522
First Data Corp. .....................................         2,200         97,350
IKON Office Solutions, Inc. ..........................           200          1,237
Owens-Illinois, Inc. + ...............................           185          3,122
Pall Corp. ...........................................         2,300         51,606
Rowan Cos., Inc.+ ....................................           114          3,356
Sabre Holdings Corp. .................................           104          3,841
Waste Management, Inc. ...............................         3,012         41,227

ELECTRICAL EQUIPMENT -- 0.9%
Dover Corp. ..........................................           200          9,575
Emerson Electric Co. .................................         1,926        101,838
Hubbell, Inc., Class B ...............................         1,400         38,325
Johnson Controls, Inc. ...............................           100          5,406

MACHINERY -- 1.1%
Caterpillar, Inc.@ ...................................           368         14,513
Cooper Industries, Inc. ..............................         1,000         35,000
Danaher Corp. ........................................           162          8,262
Deere & Co. ..........................................           300         11,400
Illinois Tool Works, Inc. ............................           294         16,243
Ingersoll-Rand Co. ...................................           184          8,142
Parker-Hannifin Corp. ................................           100          4,131
Precision Castparts Corp. ............................         1,400         51,100
Snap-on, Inc. ........................................           100          2,619
United Technologies Corp. ............................           469         29,635

MULTI-INDUSTRY -- 1.7%
Crane Co. ............................................           100          2,356
Honeywell International, Inc. ........................           773         40,727
Minnesota Mining & Manufacturing Co. .................         1,193        105,655
Monsanto Co. .........................................           621         31,982
PerkinElmer, Inc. ....................................           100          6,650
Sara Lee Corp. .......................................         3,000         54,000
Textron, Inc. ........................................           152          9,253
Thermo Electron Corp.+ ...............................           200          4,075
Viacom, Inc., Class B+ ...............................           682         35,976

TRANSPORTATION -- 1.5%
AMR Corp.+ ...........................................           145          4,622
Burlington Northern Santa Fe Corp. ...................           474         10,487
Canadian National Railway Co. ........................         1,000         26,688
CSX Corp. ............................................         1,800         42,300
Fedex Corp. ..........................................           300         11,700
Kansas City Southern Industries, Inc. ................           120         10,313
Norfolk Southern Corp. ...............................         5,100         73,312

----------------
114

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
TRANSPORTATION (CONTINUED)
Union Pacific Corp. ..................................         1,715   $     67,099
                                                                       ------------
                                                                          1,383,069
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 4.4%
BROADCASTING & MEDIA -- 1.8%
CBS Corp.+ ...........................................           746         42,242
Clear Channel Communications, Inc.+ ..................           332         22,929
Gannett Co., Inc. ....................................           900         63,337
Knight-Ridder, Inc. ..................................         1,068         54,401
Loews Corp. ..........................................           100          5,000
McGraw-Hill Cos., Inc. ...............................           172          7,826
MediaOne Group, Inc.+ ................................           614         49,734
New York Times Co., Class A ..........................           200          8,588
Placer Dome, Inc. ....................................           319          2,592
Reader's Digest Association, Inc., Class A ...........           800         28,300
Times Mirror Co., Class A ............................            63          5,855
Tribune Co. ..........................................           255          9,323

ENTERTAINMENT PRODUCTS -- 0.9%
Brunswick Corp. ......................................         2,000         37,875
Eastman Kodak Co. ....................................         1,400         76,037
Hasbro, Inc. .........................................         1,727         28,496
Mattel, Inc. .........................................           400          4,175
Polaroid Corp. .......................................           100          2,375

LEISURE & TOURISM -- 1.7%
Carnival Corp. .......................................           615         15,260
Darden Restaurants, Inc. .............................           100          1,781
Delta Air Lines, Inc. ................................           130          6,923
Harrah's Entertainment, Inc.+ ........................           100          1,856
Hilton Hotels Corp. ..................................         2,500         19,375
Marriott International, Inc., Class A ................           271          8,536
McDonald's Corp. .....................................         1,338         50,259
Mirage Resorts, Inc.+ ................................           200          3,875
Southwest Airlines Co. ...............................           500         10,406
Walt Disney Co. ......................................         4,018        166,245
Wendy's International, Inc. ..........................           200          4,038
                                                                       ------------
                                                                            737,639
                                                                       ------------

INFORMATION TECHNOLOGY -- 6.6%
COMMUNICATION EQUIPMENT -- 0.4%
3Com Corp.+ ..........................................           338         18,801
Cabletron Systems, Inc.+ .............................           177          5,189
Newbridge Networks Corp.+ ............................         1,500         48,656

COMPUTER SERVICES -- 1.2%
Autodesk, Inc. .......................................            55          2,503
Ceridian Corp.+ ......................................         5,110         98,048
Novell, Inc.+ ........................................           347          9,933
Unisys Corp.+ ........................................         3,284         83,742

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT -- 2.3%
Adaptec, Inc.+ .......................................           110   $      4,249
Apple Computer, Inc.+ ................................           158         21,458
Compaq Computer Corp. ................................         2,663         70,902
Computer Sciences Corp.+ .............................           177         14,005
Hewlett-Packard Co. ..................................         1,515        200,832
NCR Corp. + ..........................................            81          3,250
Seagate Technology, Inc.+ ............................           200         12,050
Silicon Graphics, Inc.+ ..............................           200          2,113
Xerox Corp. ..........................................         2,517         65,442

COMPUTER SOFTWARE -- 0.7%
BMC Software, Inc.+ ..................................         2,500        123,438

ELECTRONICS -- 1.1%
Advanced Micro Devices, Inc.+ ........................           145          8,274
Analog Devices, Inc.+ ................................           342         27,552
Eaton Corp. ..........................................           459         35,802
KLA-Tencor Corp.+ ....................................           200         16,850
LSI Logic Corp.+ .....................................           314         22,804
Micron Technology, Inc.+ .............................           264         33,264
Molex, Inc. ..........................................           197         11,574
National Semiconductor Corp.+ ........................           168         10,185
Tektronix, Inc. ......................................            36          2,016
Teradyne, Inc.+ ......................................           168         13,818

TELECOMMUNICATIONS -- 0.9%
Andrew Corp.+ ........................................           100          2,288
Global Crossing Ltd.+ ................................           739         30,253
Motorola, Inc. .......................................           700         99,662
Scientific-Atlanta, Inc. .............................           200         12,687
                                                                       ------------
                                                                          1,111,640
                                                                       ------------

MATERIALS -- 7.5%
CHEMICALS -- 3.3%
Air Products & Chemicals, Inc. .......................         2,200         62,562
Ashland, Inc. ........................................         2,900         96,969
CK Witco Corp. .......................................           616          6,276
Dow Chemical Co. .....................................           505         57,570
du Pont (E.I.) de Nemours & Co. ......................         2,239        118,387
Eastman Chemical Co. .................................           100          4,550
Engelhard Corp. ......................................         3,500         52,937
Great Lakes Chemical Corp. ...........................         1,100         37,400
Hercules, Inc. .......................................         1,871         30,170
Imperial Chemical Industries PLC ADR .................           700         22,575
PPG Industries, Inc. .................................           690         36,096
Praxair, Inc. ........................................           156          6,493
Rohm & Haas Co. ......................................           215          9,594
Sherwin-Williams Co. .................................           200          4,388
Sigma-Aldrich Corp. ..................................           135          3,628
Union Carbide Corp. ..................................           116          6,764

----------------
116

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
FOREST PRODUCTS -- 2.3%
Boise Cascade Corp. ..................................            25   $        869
Champion International Corp. .........................           800         42,600
Consolidated Papers, Inc. ............................         1,200         46,125
Georgia-Pacific Corp. (Timber Group) .................         1,800         46,125
Georgia-Pacific Group ................................         2,492         98,590
International Paper Co. ..............................         2,094         89,518
Louisiana-Pacific Corp. ..............................           174          2,414
Mead Corp. ...........................................           100          3,494
Pactiv Corp. .........................................           200          1,750
Temple-Inland, Inc. ..................................            60          2,989
Westvaco Corp. .......................................           100          3,338
Weyerhaeuser Co. .....................................           647         36,879
Willamette Industries, Inc. ..........................           100          4,012

METALS & MINERALS -- 1.9%
Alcan Aluminium Ltd. .................................           200          6,775
Alcoa, Inc. ..........................................         3,159        221,920
Allegheny Technologies, Inc. .........................           100          2,006
Barrick Gold Corp. ...................................           400          6,275
Bethlehem Steel Corp.+ ...............................           200          1,200
Crown, Cork & Seal Co., Inc. .........................           173          2,768
Fluor Corp. ..........................................           100          3,100
Homestake Mining Co. .................................           200          1,200
Inco Ltd.+ ...........................................           200          3,663
Newmont Mining Corp. .................................         1,264         28,361
Nucor Corp. ..........................................            67          3,350
Phelps Dodge Corp. ...................................           561         26,648
Reynolds Metals Co. ..................................            69          4,614
USX-US Steel Group, Inc. .............................           100          2,500
Vulcan Materials Co. .................................           100          4,581
                                                                       ------------
                                                                          1,254,023
                                                                       ------------

REAL ESTATE -- 0.7%
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
Rouse Co. ............................................         1,400         29,575
Simon Property Group, Inc. ...........................         1,800         43,200
Starwood Hotels & Resorts Worldwide, Inc., Class B ...         2,000         52,500
                                                                       ------------
                                                                            125,275
                                                                       ------------

UTILITIES -- 13.8%
ELECTRIC UTILITIES -- 3.7%
AES Corp.+ ...........................................           200         15,750
Ameren Corp. .........................................           100          3,094
American Electric Power Co., Inc. ....................           200          5,962
Carolina Power & Light Co. ...........................           112          3,633
Central & South West Corp. ...........................           200          3,413
CMS Energy Corp. .....................................           135          2,447
Consolidated Edison, Inc. ............................           200          5,800
Constellation Energy Group ...........................           100          3,188
Dominion Resources, Inc. .............................           308         11,839

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
DQE, Inc. ............................................           900   $     40,950
DTE Energy Co. .......................................           200          5,800
Duke Energy Corp. ....................................         1,358         71,295
Edison International .................................           300          4,969
Entergy Corp. ........................................         1,042         21,035
FirstEnergy Corp. ....................................         1,800         37,125
Florida Progress Corp. ...............................           100          4,587
FPL Group, Inc. ......................................           176          8,107
GPU, Inc. ............................................           181          4,955
New Century Energies, Inc. ...........................           100          3,006
Niagara Mohawk Holdings, Inc.+ .......................         1,500         20,250
Northern States Power Co. ............................           100          1,988
Pacific Gas & Electric Corp. .........................           376          7,896
PECO Energy Co. ......................................         1,182         43,586
Pinnacle West Capital Corp. ..........................         2,300         64,831
PPL Corp. ............................................           200          4,188
Public Service Enterprise Group, Inc. ................           259          7,673
ScottishPower PLC ADR ................................           912         28,899
Sempra Energy ........................................           255          4,271
Southern Co. .........................................         4,459         96,983
TECO Energy, Inc. ....................................           700         13,606
Texas Utilities Co. ..................................           271          8,045
Unicom Corp. .........................................         1,400         51,100

GAS & PIPELINE UTILITIES -- 1.0%
Coastal Corp. ........................................           200          9,200
Columbia Energy Group ................................           100          5,925
Eastern Enterprises ..................................           100          5,988
El Paso Energy Corp. .................................           263         10,619
National Fuel Gas Co. ................................           800         35,650
Reliant Energy, Inc. .................................         1,400         32,812
SCANA Corp. ..........................................         2,000         49,125
Williams Cos., Inc. ..................................           400         17,575

TELEPHONE -- 9.1%
ALLTEL Corp. .........................................         1,506         94,972
AT&T Corp. ...........................................         7,686        432,337
Bell Atlantic Corp. ..................................         4,444        271,639
BellSouth Corp. ......................................         2,622        123,234
CenturyTel, Inc. .....................................           150          5,569
GTE Corp. ............................................         2,361        167,631
MCI WorldCom, Inc.+ ..................................         4,927        223,255
SBC Communications, Inc. .............................         2,500        105,000
Sprint Corp. .........................................           870         54,810
U.S. West, Inc. ......................................           700         50,838
                                                                       ------------
                                                                          2,306,450
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $16,523,931)........                   16,333,201
                                                                       ------------

----------------
118

                                                           SHARES/
SHORT-TERM SECURITIES -- 1.4%                             PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.2%
T. Rowe Price Reserve Investment Fund.................       202,399   $    202,399
                                                                       ------------

U.S. GOVERNMENT & AGENCIES -- 0.2%
United States Treasury Bills 5.07% due 4/06/00@.......  $     10,000          9,993
United States Treasury Bills 5.10% due 4/06/00@.......        20,000         19,986
                                                                       ------------
                                                                             29,979
                                                                       ------------
TOTAL SHORT-TERM SECURITIES (cost $232,378)...........                      232,378
                                                                       ------------

REPURCHASE AGREEMENT -- 0.7%
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
Swiss Bank Corp. Joint Repurchase Agreement Account
 (Note 3)
 (cost $125,000)......................................       125,000        125,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $16,881,309)                                       99.6%         16,690,579
Other assets less liabilities --                            0.4              60,709
                                                        -------        ------------
NET ASSETS --                                             100.0%       $ 16,751,288
                                                        =======        ============

-------------
+ Non-income producing securities
(1) Security represents an investment in an affiliated company; see Note 7 ADR -- American Depository Receipt
GDR -- Global Depository Receipt
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
------------------------------------------------------------------------------------------------------------------
      NUMBER OF                                                               VALUE AT     VALUE AS OF      UNREALIZED
      CONTRACTS         DESCRIPTION                        EXPIRATION DATE   TRADE DATE   MARCH 31, 2000   APPRECIATION
-----------------------------------------------------------------------------------------------------------------------
       2 Long           Standard & Poors 500 Index           June 2000        $148,611       $151,530         $2,919
                                                                                                              ======

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
MID CAP GROWTH PORTFOLIO                  INVESTMENT PORTFOLIO -- MARCH 31, 2000

COMMON STOCK -- 96.9%
                                                      SHARES       VALUE
---------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 6.6%
APPAREL & TEXTILES -- 0.4%
Cintas Corp. .....................................       2,200  $    86,213
Jones Apparel Group, Inc.+ .......................         686       21,866
Quiksilver, Inc.+ ................................         750       13,172

AUTOMOTIVE -- 0.8%
AutoNation, Inc.+ ................................       1,146        9,096
AutoZone, Inc.+ ..................................         300        8,325
Donaldson Co., Inc. ..............................         700       15,794
General Motors Corp., Class H+ ...................         395       49,177
Harley-Davidson, Inc. ............................       1,533      121,682
SPX Corp.+ .......................................         166       18,914

HOUSING -- 0.4%
Black & Decker Corp. .............................         468       17,579
Centex Corp. .....................................         137        3,263
HON INDUSTRIES, Inc. .............................         700       18,025
Leggett & Platt, Inc. ............................         800       17,200
Lennar Corp. .....................................         700       15,181
Maytag Corp. .....................................         422       13,979
Mohawk Industries, Inc.+ .........................          32          716
Williams-Sonoma, Inc.+ ...........................         929       28,799

RETAIL -- 5.0%
Abercrombie & Fitch Co., Class A+ ................         561        8,976
American Eagle Outfitters, Inc.+ .................         145        5,501
Barnes & Noble, Inc.+ ............................         194        4,462
Bed Bath & Beyond, Inc.+ .........................       5,393      212,349
Best Buy Co., Inc.+ ..............................         985       84,710
BJ's Wholesale Club, Inc.+ .......................         900       34,763
Circuit City Stores, Inc. ........................       1,481       90,156
Claire's Stores, Inc. ............................         247        4,955
Consolidated Stores Corp.+ .......................         300        3,413
CVS Corp. ........................................         500       18,781
Dollar General Corp. .............................       2,486       66,811
Dollar Tree Stores, Inc.+ ........................       1,033       53,845
Duane Reade, Inc.+ ...............................         600       13,950
Family Dollars Stores, Inc. ......................       2,362       49,159
Harcourt General, Inc. ...........................         400       14,900
InfoSpace.Com, Inc.+ .............................         279       40,577
Kohl's Corp.+ ....................................       1,074      110,085
Lands' End, Inc.+ ................................       1,000       61,500
Limited, Inc. ....................................         133        5,603
Linens' N Things, Inc.+ ..........................         762       26,099
Men's Wearhouse, Inc.+ ...........................         600       17,775
Neiman Marcus Group, Inc., Class A ...............         113        3,143
Nordstrom, Inc. ..................................         100        2,950
Office Depot, Inc. + .............................       1,473       17,032
Ross Stores, Inc. ................................       2,145       51,614

----------------
120

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL (CONTINUED)
Saks, Inc.+ ......................................         274  $     3,973
Sotheby's Holdings, Inc., Class A ................         295        5,439
Staples, Inc.+ ...................................         800       16,000
Starbucks Corp.+ .................................       2,217       99,349
Tandy Corp. ......................................       1,150       58,362
Tiffany & Co. ....................................       1,305      109,131
TJX Cos., Inc. ...................................       3,516       78,011
Too Inc.+ ........................................          38        1,199
Zale Corp.+ ......................................         600       28,313
                                                                -----------
                                                                  1,861,867
                                                                -----------

CONSUMER STAPLES -- 1.7%
FOOD, BEVERAGE & TOBACCO -- 1.4%
Hershey Foods Corp. ..............................          71        3,461
Keebler Foods Co.+ ...............................         100        2,869
McCormick & Co., Inc. ............................       3,200      103,200
Pepsi Bottling Group , Inc. ......................         713       14,260
Quaker Oats Co. ..................................         378       22,916
Ralston-Ralston Purina Group .....................         416       11,388
RF Micro Devices, Inc.+ ..........................         918      123,356
RJ Reynolds Tobacco Holdings, Inc.+ ..............         200        3,400
Sodexho Marriott Services, Inc. ..................         100        1,500
Tootsie Roll Industries, Inc. ....................         840       26,448
U.S. Foodservice+ ................................       1,400       36,050
UST, Inc. ........................................         405        6,328
Whitman Corp. ....................................         105        1,464
Wrigley (WM.) Jr. Co. ............................         300       23,044

HOUSEHOLD PRODUCTS -- 0.3%
Blyth Industries, Inc.+ ..........................         200        5,463
Dial Corp. .......................................         564        7,755
Estee Lauder Cos., Inc., Class A .................         500       25,031
Fort James Corp. .................................         996       21,912
Nu Skin Enterprises, Inc., Class A+ ..............         206        1,635
Rayovac Corp.+ ...................................       1,200       27,900
                                                                -----------
                                                                    469,380
                                                                -----------

ENERGY -- 0.9%
ENERGY SERVICES -- 0.5%
Baker Hughes, Inc. ...............................         122        3,690
BJ Services Co.+ .................................       1,000       73,875
ENSCO International, Inc. ........................         200        7,225
Global Marine, Inc.+ .............................         215        5,456
Nabors Industries, Inc.+ .........................         307       11,915
R&B Falcon Corp.+ ................................         400        7,875
USX-Marathon Group, Inc. .........................         136        3,545
Weatherford International, Inc.+ .................         645       38,015

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES -- 0.4%
Anadarko Petroleum Corp. .........................         157  $     6,074
Apache Corp. .....................................         600       29,850
Devon Energy Corp. ...............................         600       29,138
Diamond Offshore Drilling, Inc. ..................         100        3,994
Noble Affiliates, Inc. ...........................         174        5,709
Noble Drilling Corp.+ ............................         343       14,213
Vastar Resources, Inc. ...........................         100        7,431
                                                                -----------
                                                                    248,005
                                                                -----------

FINANCE -- 6.0%
BANKS -- 0.8%
City National Corp. ..............................         700       23,581
Community First Bankshares, Inc. .................       1,000       16,000
First Tennessee National Corp.@ ..................           5          102
National Commerce Bancorp. .......................         500        9,250
North Fork Bancorp, Inc. .........................       2,100       37,537
Northern Trust Corp. .............................       1,180       79,724
State Street Corp. ...............................         400       38,750
Synovus Financial Corp. ..........................         600       11,325
Zions Bancorp ....................................         233        9,699

FINANCIAL SERVICES -- 4.3%
Ambac Financial Group, Inc. ......................         800       40,300
Ameritrade Holding Corp., Class A+ ...............         436        9,108
Amvescap PLC ADR .................................         500       35,500
Associates First Capital Corp., Class A ..........       6,500      139,344
Capital One Financial Corp. ......................       1,492       71,523
Concord EFS, Inc.+ ...............................       2,332       53,490
Dow Jones & Co., Inc. ............................         186       13,357
E*TRADE Group, Inc.+ .............................       1,106       33,318
Eaton Vance Corp. ................................         700       30,056
Federated Investors, Inc., Class B ...............       1,300       35,506
H&R Block, Inc. ..................................         200        8,950
Heller Financial, Inc. ...........................       7,700      178,062
Investment Technology Group, Inc. ................         638       22,490
Investors Financial Services Corp. ...............         300       17,663
Legg Mason, Inc. .................................         800       34,600
NCO Group, Inc.+ .................................       4,700      150,106
NOVA Corp.+ ......................................         206        6,000
Providian Financial Corp. ........................         300       25,987
Raymond James Financial, Inc. ....................         900       18,675
Security Capital Group, Inc., Class B+ ...........       1,500       21,656
SEI Investments Co. ..............................         358       40,611
SLM Holding Corp. ................................         900       29,981
T.Rowe Price Associates, Inc. ....................         623       24,609
U.S. Trust Corp. .................................         602      113,778
Waddell & Reed Financial, Inc., Class A ..........       1,200       50,775

INSURANCE -- 0.9%
ChoicePoint, Inc.+ ...............................         600       22,425
Equifax, Inc. ....................................       1,600       40,400

----------------
122

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
Franklin Resources, Inc. .........................       1,625  $    54,336
Hartford Life, Inc., Class A .....................          33        1,547
Medical Assurance, Inc.+ .........................         840       16,012
Mutual Risk Management Ltd. ......................       1,500       30,000
Progressive Corp. ................................          72        5,477
Protective Life Corp. ............................         700       22,225
Radian Group, Inc. ...............................         600       28,575
XL Capital Ltd., Class A .........................         300       16,612
                                                                -----------
                                                                  1,669,022
                                                                -----------

HEALTHCARE -- 9.2%
DRUGS -- 4.8%
Allergan, Inc. ...................................       1,166       58,300
ALZA Corp.+ ......................................         500       18,781
Amgen, Inc.+ .....................................         300       18,413
Andrx Corp.+ .....................................         118       13,629
Bergen Brunswig Corp., Class A ...................         500        3,375
BioChem Pharma, Inc.+ ............................         700       15,488
Biogen, Inc.+ ....................................       1,201       83,920
Elan Corp. PLC ADR+ ..............................         600       28,500
Forest Laboratories, Inc.+ .......................       1,558      131,651
Gilead Sciences, Inc.+ ...........................       1,900      120,412
Human Genome Sciences, Inc.+ .....................       2,100      174,431
ICN Pharmaceuticals, Inc. ........................         400       10,900
ICOS Corp.+ ......................................         284       10,260
IDEC Pharmaceuticals Corp.+ ......................         400       39,300
Immunex Corp.+ ...................................       4,932      312,874
Incyte Pharmaceuticals, Inc.+ ....................         400       34,800
IVAX Corp.+ ......................................         598       16,296
Millennium Pharmaceuticals, Inc.+ ................         400       51,950
Mylan Laboratories, Inc. .........................         600       16,500
Protein Design Labs, Inc.+ .......................         400       31,800
ResMed, Inc.+ ....................................         700       49,962
Sepracor, Inc.+ ..................................         400       29,125
Shire Pharmaceuticals Group PLC ADR+ .............         600       30,750
Watson Pharmaceuticals, Inc.+ ....................       1,000       39,687

HEALTH SERVICES -- 1.4%
Chiron Corp.+ ....................................         283       14,115
Express Scripts, Inc., Class A+ ..................       1,104       46,368
Health Management Associates, Inc., Class A+ .....       1,443       20,563
Healtheon/WebMD Corp.+ ...........................         160        3,680
HEALTHSOUTH Corp.+ ...............................         270        1,502
IMS Health, Inc. .................................       3,700       62,669
Lincare Holdings, Inc.+ ..........................         500       14,187
Manor Care, Inc.+ ................................         100        1,350
Medical Manager Corp.+ ...........................         399       13,990
Omnicare, Inc. ...................................         200        2,412
Oxford Health Plans, Inc.+ .......................         587        8,952
PacifiCare Health Systems, Inc.+ .................          37        1,845
Quest Diagnostics, Inc.+ .........................         600       23,850

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES (CONTINUED)
Quintiles Transnational Corp.+ ...................       1,522  $    25,969
Renal Care Group, Inc.+ ..........................         500       10,844
ServiceMaster Co. ................................       1,600       18,000
Shared Medical Systems Corp. .....................         403       20,906
Stryker Corp. ....................................         700       48,825
Sybron International Corp.+ ......................       1,900       55,100
United HealthCare Corp. ..........................          11          656
Ventiv Health, Inc.+ .............................         134        1,348
Wellpoint Health Networks, Inc., + ...............         100        6,987

MEDICAL PRODUCTS -- 3.0%
ArthroCare Corp. + ...............................         400       36,800
Bausch & Lomb, Inc. ..............................         208       10,855
Beckman Coulter, Inc. ............................         122        7,831
Becton, Dickinson & Co. ..........................       1,000       26,312
Biomatrix, Inc.+ .................................         900       22,950
Biomet, Inc. .....................................       1,100       40,012
Boston Scientific Corp.+ .........................         600       12,788
Cardinal Health, Inc. ............................         400       18,350
Dionex Corp.+ ....................................         400       13,175
Genzyme Corp.+ ...................................       3,495      175,187
Guidant Corp.+ ...................................         500       29,406
McKesson HBOC, Inc. ..............................         725       15,225
MedImmune, Inc.+ .................................         636      110,743
Medtronic, Inc. ..................................         524       26,953
MiniMed, Inc.+ ...................................         127       16,446
PE Corp-PE Biosystems Group ......................       1,800      173,700
PE Corp.-Celera Genomics Group+ ..................         400       36,625
QLT PhotoTherapeutics, Inc.+ .....................         400       22,100
St. Jude Medical, Inc.+ ..........................         200        5,163
VISX, Inc.+ ......................................         390        7,118
Wesley Jessen VisionCare, Inc.+ ..................         900       32,344
                                                                -----------
                                                                  2,585,305
                                                                -----------

INDUSTRIAL & COMMERCIAL -- 12.5%
AEROSPACE & MILITARY TECHNOLOGY -- 0.7%
Cordant Technologies, Inc. .......................          16          905
General Dynamics Corp. ...........................         355       17,661
Gilat Satellite Networks Ltd.+ ...................       1,400      164,150

BUSINESS SERVICES -- 7.8%
Allied Waste Industries, Inc.+ ...................         842        5,526
Apollo Group, Inc., Class A+ .....................       1,362       38,391
Comdisco, Inc. ...................................         140        6,178
Corning, Inc. ....................................       1,200      232,800
CSG Systems International, Inc. + ................         302       14,741
DeVry, Inc.+ .....................................       2,000       61,000
Ecolab, Inc. .....................................       1,693       62,112
Electronics for Imaging, Inc.+ ...................         300       18,000
F.Y.I., Inc. + ...................................         900       24,413
First Data Corp. .................................       2,100       92,925

----------------
124

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Fiserv, Inc.+ ....................................         790  $    29,378
Gartner Group, Inc., Class A+@ ...................         633        9,970
Gartner Group, Inc., Class B+ ....................           8          107
Hertz Corp., Class A .............................          39        1,328
Ikon Office Solutions, Inc. ......................          90          557
Insituform Technologies, Inc., Class A+ ..........       1,000       30,625
Interpublic Group of Cos., Inc. ..................       2,290      108,202
Iron Mountain, Inc.+ .............................       9,190      313,034
ITT Educational Services, Inc.+ ..................         600        9,600
Manpower, Inc. ...................................       6,300      223,650
Modis Professional Services, Inc.+ ...............         300        3,713
National Data Corp. ..............................         585       15,210
Paychex, Inc. ....................................       2,240      117,320
PSINet, Inc.+ ....................................       1,526       51,908
Republic Services, Inc., Class A+ ................         800        8,750
Robert Half International, Inc.+ .................       1,100       52,181
Sabre Holdings Corp. .............................       1,990       73,506
SFX Entertainment, Inc.,+ ........................       4,442      181,289
Smith International, Inc.+ .......................         935       72,462
Stewart Enterprises, Inc., Class A ...............         200          988
Sylvan Learning Systems, Inc.+ ...................         206        3,283
SYSCO Corp. ......................................       1,621       57,849
TMP Worldwide, Inc.+ .............................         296       23,014
Total System Services, Inc. ......................         200        3,188
United Rentals, Inc.+ ............................         100        1,725
Valspar Corp. ....................................       1,200       45,975
Veritas DGC, Inc.+ ...............................         600       16,875
Viad Corp. .......................................       1,294       29,600
Waters Corp.+ ....................................       1,190      113,347
WestPoint Stevens, Inc. ..........................         200        3,800

ELECTRICAL EQUIPMENT -- 0.6%
Gentex Corp.+ ....................................         481       17,827
Jabil Circuit, Inc.+ .............................       1,400       60,550
Littelfuse, Inc.+ ................................         900       33,019
Roper Industries, Inc. ...........................         600       20,362
Technitrol, Inc. .................................         700       40,775

MACHINERY -- 0.6%
Cognex Corp.+ ....................................         500       28,843
Cooper Cameron Corp.+ ............................         600       40,125
Danaher Corp. ....................................         948       48,348
Howmet International, Inc.+ ......................         116        2,342
IDEX Corp. .......................................         600       16,350
Lincoln Electric Holdings, Inc. ..................         900       21,769
Parker-Hannifin Corp. ............................         400       16,525

MULTI-INDUSTRY -- 0.2%
Avery Dennison Corp. .............................         929       56,727

TRANSPORTATION -- 2.6%
AMR Corp.+ .......................................       2,600       82,875
Atlas Air, Inc.+ .................................       7,200      197,100

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
TRANSPORTATION (CONTINUED)
C.H. Robinson Worldwide, Inc. ....................         600  $    22,350
Expeditors International of Washington, Inc. .....       1,276       50,721
Kansas City Southern Industries, Inc. ............       1,048       90,063
Ryanair Holdings PLC ADR+ ........................       6,200      284,425
                                                                -----------
                                                                  3,472,332
                                                                -----------

INFORMATION & ENTERTAINMENT -- 11.8%
BROADCASTING & MEDIA -- 11.2%
ACNielson Corp.+@ ................................       1,400       31,500
Acxiom Corp.+ ....................................         387       12,868
ADC Telecommunications, Inc.+ ....................       2,746      147,941
Adelphia Communications Corp., Class A+ ..........         255       12,495
AMFM, Inc.+ ......................................         500       31,062
AT&T Corp. - Liberty Media Group, Class A+ .......       2,900      171,825
Centennial Communications Corp.+ .................         300        7,294
Central Newspapers, Inc., Class A ................         100        3,363
Clear Channel Communications, Inc.+ ..............         377       26,037
Comcast Corp., Class A+ ..........................         161        6,983
Cox Communications, Inc., Class A+ ...............         669       32,446
Cox Radio, Inc., Class A+ ........................          31        2,604
Crown Castle International Corp.+(1) .............       7,200      272,700
Cumulus Media, Inc., Class A+ ....................         500        7,188
DoubleClick, Inc.+ ...............................         499       46,719
E.W. Scripps Co., Class A ........................       2,100      101,850
EchoStar Communications Corp., Class A+ ..........       2,522      199,238
Emmis Communications Corp., Class A+ .............       1,000       46,500
Entercom Communications Corp.+ ...................         700       35,700
Harmonic, Inc.+ ..................................         200       16,650
Harte-Hanks, Inc. ................................         800       18,150
Hearst-Argyle Television, Inc.+ ..................         100        2,338
Hispanic Broadcasting Corp.+ .....................         651       73,726
Houghton Mifflin Co. .............................         100        4,244
Infinity Broadcasting Corp., Class A+ ............       1,625       52,609
John Wiley & Sons, Inc., Class A .................         200        3,600
Lamar Advertising Co.+ ...........................         900       40,950
Liberty Digital, Inc., Class A+ ..................         285       10,972
McGraw-Hill Cos., Inc. ...........................         166        7,553
Meredith Corp. ...................................         900       24,919
Omnicom Group, Inc. ..............................         300       28,031
Pinnacle Holdings, Inc.+ .........................         700       38,675
PrimaCom AG ADR+ .................................       3,300      152,831
PRIMEDIA, Inc.+ ..................................         300        9,600
Radio One, Inc.+ .................................         400       26,650
RCN Corp.+ .......................................         242       13,038
Reader's Digest Association, Inc., Class A .......         251        8,879
Regent Communications, Inc. ......................       2,900       35,887
Revlon, Inc., Class A+ ...........................         166        1,463
Snyder Communications, Inc.+ .....................         300        6,750
TeleCorp PCS, Inc.+ ..............................       4,000      207,000
Times Mirror Co., Class A ........................         206       19,145

----------------
126

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Tritel, Inc.+ ....................................       4,700  $   179,775
TV Guide, Inc., Class A+ .........................       6,567      315,626
United States Cellular Corp.+ ....................         329       23,359
UnitedGlobalCom, Inc., Class A+ ..................       3,820      286,739
Univision Communications, Inc., Class A+ .........       1,063      120,119
USA Networks, Inc.+ ..............................         800       18,050
Valassis Communications, Inc.+ ...................       1,262       42,040
VoiceStream Wireless Corp.+ ......................         297       38,257
Western Wireless Corp., Class A+ .................         866       39,674
Westwood One, Inc.+ ..............................         800       29,000
Young & Rubicam, Inc. ............................         800       37,600

ENTERTAINMENT PRODUCTS -- 0.2%
Citadel Communications Corp.+ ....................         900       37,969
International Speedway Corp., Class A ............         130        5,842
Mattel, Inc. .....................................       2,058       21,480

LEISURE & TOURISM -- 0.4%
Carnival Corp. ...................................         700       17,369
Galileo International, Inc. ......................         300        7,219
Hilton Hotels Corp. ..............................       1,174        9,098
Marriott International, Inc., Class A ............         500       15,750
Mirage Resorts, Inc.+ ............................           9          174
Outback Steakhouse, Inc.+ ........................         400       12,825
Premier Parks, Inc.+ .............................       1,093       22,953
Speedway Motorsports, Inc.+ ......................         100        2,494
Tricon Global Restaurants, Inc.+ .................         494       15,345
                                                                -----------
                                                                  3,298,730
                                                                -----------

INFORMATION TECHNOLOGY -- 45.2%
COMMUNICATION EQUIPMENT -- 5.5%
3Com Corp.+ ......................................       3,600      200,250
American Tower Corp., Class A+ ...................       8,600      424,625
Cabletron Systems, Inc.+ .........................       3,154       92,452
CIENA Corp.+ .....................................         808      101,909
COMSAT Corp. .....................................          66        1,361
Digital Microwave Corp.+ .........................       3,200      108,400
E-Tek Dynamics, Inc.+ ............................         490      115,273
Extreme Networks, Inc.+ ..........................         139       10,981
Global TeleSystems Group, Inc.+ ..................       1,065       21,833
Marimba, Inc.+ ...................................          91        4,015
Metromedia Fiber Network, Inc., Class A+ .........         623       60,236
Network Appliance, Inc.+ .........................       2,738      226,569
NorthPoint Communications Group, Inc.+ ...........         100        2,306
Redback Networks, Inc.+ ..........................          31        9,298
Symbol Technologies, Inc. ........................       1,747      143,800
Visual Networks, Inc.+ ...........................         400       22,700

COMPUTER SERVICES -- 6.8%
Adobe Systems, Inc. ..............................       1,237      137,694
Affiliated Computer Services, Inc., Class A+ .....         800       30,400
Autodesk, Inc. ...................................         151        6,871

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SERVICES (CONTINUED)
BARRA, Inc.+ .....................................         700  $    23,712
BEA Systems, Inc.+ ...............................       1,328       97,442
BISYS Group, Inc.+ ...............................         690       45,885
CDW Computer Centers, Inc.+ ......................         523       44,161
Ceridian Corp.+ ..................................         700       13,431
Check Point Software Technologies Ltd.+ ..........         500       85,531
CheckFree Holdings Corp.+ ........................         202       14,241
Computer Associates International, Inc. ..........       1,472      116,712
Compuware Corp. + ................................       1,600       33,700
CyberSource Corp.+ ...............................         800       29,800
DST Systems, Inc.+ ...............................         490       31,819
EarthLink, Inc.+ .................................         444        8,630
Entrust Technologies, Inc.+ ......................         500       42,539
FactSet Research Systems, Inc. ...................         800       21,650
i2 Technologies, Inc.+ ...........................         392       47,873
Informix Corp.+ ..................................      11,300      191,394
Intuit, Inc.+ ....................................       1,636       88,957
J.D. Edwards & Co.+ ..............................         174        5,666
Keane, Inc.+ .....................................       1,000       25,250
Legato Systems, Inc.+ ............................         477       21,286
MarchFirst, Inc.+ ................................       1,386       49,463
Network Associates, Inc.+ ........................       1,100       35,475
Novell, Inc.+ ....................................       1,951       55,847
Perot Systems Corp., Class A+ ....................         300        6,038
Rational Software Corp.+ .........................       3,402      260,253
Safeguard Scientifics, Inc.+ .....................          39        2,742
Sapient Corp.+ ...................................         172       14,427
SunGard Data Systems, Inc.+ ......................       1,300       49,075
Symantec Corp.+ ..................................         938       70,467
Synopsys, Inc.+ ..................................         736       35,880
Unisys Corp.+ ....................................       1,788       45,594
VeriSign, Inc.+ ..................................         450       67,275
Wind River Systems, Inc.+ ........................       1,100       39,875

COMPUTERS & BUSINESS EQUIPMENT -- 1.5%
Adaptec, Inc.+ ...................................         435       16,802
Apple Computer, Inc.+ ............................          70        9,507
Brocade Communications Systems, Inc. .............          58       10,400
Cadence Design Systems, Inc.+ ....................       1,600       33,200
Computer Sciences Corp.+ .........................         754       59,660
Diebold, Inc. ....................................         700       19,250
EMC Corp.+ .......................................         200       25,000
Gateway, Inc.+ ...................................       1,263       66,939
Herman Miller, Inc. ..............................         500       14,000
Ingram Micro, Inc., Class A+ .....................         176        2,706
Lanier Worldwide, Inc.+ ..........................         500        1,031
Lexmark International Group, Inc., Class A+ ......         754       79,735
Millipore Corp. ..................................         236       13,319
National Computer Systems, Inc. ..................         500       25,375
NCR Corp. + ......................................         153        6,139
Quantum Corp.-DLT & Storage Systems+ .............         200        2,388

----------------
128

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
Quantum Corp.-Hard Disk Drive+ ...................         260  $     2,925
Seagate Technology, Inc.+ ........................         358       21,570
Tech Data Corp.+ .................................         136        4,471

COMPUTER SOFTWARE -- 4.5%
BMC Software, Inc.+ ..............................       3,000      148,125
Citrix Systems, Inc. + ...........................       1,902      126,007
Concord Communications, Inc.+ ....................         300       10,669
Electronic Arts, Inc.+ ...........................         871       62,004
Great Plains Software, Inc.+ .....................         300       16,013
ISS Group, Inc.+ .................................         400       46,600
Mercury Interactive Corp.+ .......................         900       71,325
Micromuse, Inc.+ .................................         400       55,525
National Instruments Corp.+ ......................         700       32,856
New Era of Networks, Inc.+ .......................         158        6,202
Oracle Corp.+ ....................................         400       31,225
Parametric Technology Corp.+ .....................       1,600       33,700
PeopleSoft, Inc. + ...............................       1,105       22,100
Peregrine Systems, Inc.+ .........................         600       40,237
Progress Software Corp.+ .........................       1,400       32,813
Siebel Systems, Inc.+ ............................         817       97,580
Transaction Systems Architects, Inc., Class A+ ...         500       14,438
VERITAS Software Corp.+ ..........................       2,945      385,795
WebTrends Corp.+ .................................         600       43,200

ELECTRONICS -- 14.7%
Altera Corp.+ ....................................       1,942      173,323
American Power Conversion Corp.+ .................       1,128       48,363
Analog Devices, Inc.+@ ...........................       6,034      486,114
Applied Materials, Inc.+ .........................         600       56,550
Applied Micro Circuits Corp.+ ....................       1,386      207,987
Atmel Corp.+ .....................................         583       30,097
Broadcom Corp., Class A+ .........................         831      201,829
Brooks Automation, Inc.+ .........................         800       50,000
Burr-Brown Corp.+ ................................         700       38,063
Catalina Marketing Corp.+ ........................         400       40,500
Conexant Systems, Inc.+ ..........................         984       69,864
Dallas Semiconductor Corp. .......................       1,000       35,125
Flextronics International Ltd.+ ..................       2,100      147,919
International Rectifier Corp.+ ...................       1,600       61,000
KLA-Tencor Corp.+ ................................       1,254      105,649
Lam Research Corp.+ ..............................         600       27,038
Lattice Semiconductor Corp.+ .....................         800       54,150
LHS Group, Inc.+ .................................         110        4,950
Linear Technology Corp. ..........................       3,050      167,750
LSI Logic Corp.+ .................................         896       65,072
Maxim Integrated Products, Inc.+ .................       2,854      202,812
Methode Electronics, Inc., Class A ...............       2,000      101,000
Micrel, Inc.+ ....................................         400       38,400
Microchip Technology, Inc.+ ......................       1,065       70,024
Micron Technology, Inc.+ .........................         198       24,948
Molex, Inc. ......................................         250       14,688

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Molex, Inc., Class A .............................         875  $    38,828
National Semiconductor Corp.+ ....................         600       36,375
Newport Corp. ....................................         700       94,500
Novellus Systems, Inc.+ ..........................         617       34,629
Pegasus Systems, Inc.+ ...........................       5,700       90,131
PMC-Sierra, Inc.+ ................................       1,394      283,940
QLogic Corp.+ ....................................         821      111,245
Rambus, Inc.+ ....................................         124       36,518
Sanmina Corp.+ ...................................       1,520      102,695
Sawtek, Inc.+ ....................................         400       21,025
SCI Systems, Inc.+ ...............................       1,512       81,365
SDL, Inc.+ .......................................         474      100,903
Semtech Corp.+ ...................................         300       19,219
Teradyne, Inc.+ ..................................       1,469      120,825
Thermo Instrument Systems, Inc.+ .................         100        2,106
Vitesse Semiconductor Corp.+ .....................       1,929      185,666
Xilinx, Inc.+ ....................................       3,053      252,827

INTERNET CONTENT -- 1.7%
CMGI, Inc.+ ......................................       1,526      172,915
CNET Networks, Inc.+ .............................         873       44,250
Critical Path, Inc.+ .............................          97        8,245
eToys, Inc.+ .....................................          49          433
Go.com+ ..........................................         354        7,390
Lycos, Inc.+ .....................................         943       66,246
Network Solutions, Inc., Class A+ ................       1,200      184,443
StarMedia Network, Inc.+ .........................          29          872
Ticketmaster Online-Citysearch, Inc., Class B ....          71        1,779

INTERNET SOFTWARE -- 2.5%
E.piphany, Inc.+ .................................         200       26,713
Exodus Communications, Inc.+ .....................         970      136,285
Inktomi Corp.+ ...................................         424       82,680
Macromedia, Inc.+ ................................       3,035      274,098
Phone.com, Inc.+ .................................         700      114,188
Portal Software, Inc.+ ...........................          54        3,075
RealNetworks, Inc.+ ..............................         382       21,750
Rhythms NetConnections, Inc.+ ....................         336       12,369
Verio, Inc.+ .....................................         785       35,374
Vignette Corp.+ ..................................         140       22,435
Vitria Technology, Inc.+ .........................         100       10,081

TELECOMMUNICATIONS -- 8.0%
Allegiance Telecom, Inc.+ ........................       1,038       83,689
Broadwing, Inc.+ .................................       3,955      147,077
Comverse Technology, Inc.+ .......................         822      155,358
Copper Mountain Networks, Inc.+ ..................          61        4,998
Covad Communications Group, Inc.+ ................         479       34,727
Dycom Industries, Inc.+ ..........................         800       39,000
Intermedia Communications, Inc.+ .................       3,700      178,756
JDS Uniphase Corp.+ ..............................       3,274      394,722
L-3 Communications Holding, Inc.+ ................         200       10,400

----------------
130

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
McLeodUSA, Inc., Class A+ ........................       4,533  $   384,455
Nextel Communications, Inc., Class A+ ............       1,152      170,784
NEXTLINK Communications, Inc., Class A+ ..........       1,022      126,409
NTL, Inc.+ .......................................         910       84,459
PanAmSat Corp.+ ..................................         100        4,906
Rural Celluar Corp., Class A+ ....................       1,900      128,369
Scientific-Atlanta, Inc. .........................         826       52,399
Teligent, Inc., Class A+ .........................         148        9,888
Tellabs, Inc.+ ...................................         200       12,597
Time Warner Telecom, Inc., Class A+ ..............          41        3,260
True North Communications, Inc. ..................         700       27,519
Viatel, Inc.+ ....................................         500       25,094
Westell Technologies, Inc., Class A+ .............       4,800      153,000
                                                                -----------
                                                                 12,727,393
                                                                -----------

MATERIALS -- 1.2%
CHEMICALS -- 0.1%
Sigma-Aldrich Corp. ..............................         600       16,125

FOREST PRODUCTS -- 0.6%
Pactiv Corp. .....................................         180        1,575
Sealed Air Corp.+ ................................       1,095       59,472
Smurfit-Stone Container Corp.+ ...................       7,000      118,563

METALS & MINERALS -- 0.5%
Fastenal Co. .....................................         188        9,000
Freeport-McMoRan Copper & Gold, Inc., Class B+ ...         800        9,650
Stillwater Mining Co.+ ...........................       2,700      108,000
                                                                -----------
                                                                    322,385
                                                                -----------

REAL ESTATE -- 0.6%
REAL ESTATE COMPANIES -- 0.5%
Catellus Development Corp.+ ......................         490        6,799
HomeStore.com, Inc.+ .............................       2,400      117,000
Jones Lang Lasalle, Inc.+ ........................         800       12,400
St. Joe Co. ......................................          90        2,604
Trammell Crow Co.+ ...............................       1,500       16,594

REAL ESTATE INVESTMENT TRUSTS -- 0.1%
Boston Properties, Inc. ..........................         300        9,544
Meditrust Cos.+ ..................................         992        1,798
Starwood Financial, Inc. .........................         468        8,248
Starwood Hotels & Resorts Worldwide, Inc., Class
 B ...............................................         206        5,408
                                                                -----------
                                                                    180,395
                                                                -----------

UTILITIES -- 1.2%
ELECTRIC UTILITIES -- 1.0%
AES Corp.+ .......................................       1,375      108,281
Calpine Corp.+ ...................................         248       23,312
Kansas City Power & Light Co. ....................       4,800      139,200

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
UTILITIES (CONTINUED)
GAS & PIPELINE UTILITIES -- 0.0%
Azurix Corp.+ ....................................       1,900  $    14,250

TELEPHONE -- 0.2%
WinStar Communications, Inc.+ ....................       1,006       60,360
                                                                -----------
                                                                    345,403
                                                                -----------
TOTAL INVESTMENT SECURITIES (cost $17,746,483)....               27,180,217
                                                                -----------
                                                     SHARES/
SHORT-TERM SECURITIES -- 0.6%                       PRINCIPAL
                                                      AMOUNT
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.5%
T. Rowe Price Reserve Investment Fund.............     147,435      147,435

U.S. GOVERNMENT & AGENCIES -- 0.1%
United States Treasury Bills 5.10% due 4/06/00@...  $   30,000       29,978
                                                                -----------
TOTAL SHORT-TERM SECURITIES (cost $177,413).......                  177,413
                                                                -----------

REPURCHASE AGREEMENT -- 2.0%
---------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.0%
Swiss Bank Corp. Joint Repurchase Agreement
 Account (Note 3)
 (cost $550,000)..................................     550,000      550,000
                                                                -----------

TOTAL INVESTMENTS --
  (cost $18,473,896)                             99.5%         27,907,630
Other assets less liabilities --                  0.5             151,608
                                               ------        ------------
NET ASSETS --                                   100.0%       $ 28,059,238
                                               ======        ============

-------------
+ Non-income producing securities
(1) Security represents an investment in an affiliated company; See Note 7 ADR -- American Depository Receipt
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
-----------------------------------------------------------------------------------------------------------
      NUMBER OF                                      EXPIRATION    VALUE AT      VALUE AS OF       UNREALIZED
      CONTRACTS         DESCRIPTION                     DATE      TRADE DATE    MARCH 31, 2000    APPRECIATION
--------------------------------------------------------------------------------------------------------------
       1 Long           Standard & Poors 500 Index   June 2000     $69,983         $75,765           $5,782
                                                                                                     ======

See Notes to Financial Statements

----------------
132

----------------

SEASONS SERIES TRUST
MID CAP VALUE PORTFOLIO                   INVESTMENT PORTFOLIO -- MARCH 31, 2000

COMMON STOCK -- 95.3%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 5.9%
APPAREL & TEXTILES -- 0.5%
Liz Claiborne, Inc. ..................................           195   $      8,934
Nike Inc, Class B ....................................         1,600         63,400
Polo Ralph Lauren Corp., Class A+ ....................           197          3,681
V .F. Corp. ..........................................           386          9,288
Warnaco Group, Inc. ..................................           116          1,370

AUTOMOTIVE -- 1.6%
Autoliv, Inc. ........................................           300          9,000
AutoNation, Inc.+ ....................................           653          5,183
AutoZone, Inc.+ ......................................         1,497         41,542
B.F. Goodrich Co. ....................................           300          8,606
Borg-Warner Automotive, Inc. .........................            56          2,205
Cooper Tire & Rubber Co. .............................           275          3,455
Cummins Engine Co., Inc. .............................           115          4,320
Dana Corp. ...........................................           600         16,912
Delphi Automotive Systems Corp. ......................         1,948         31,168
Federal-Mogul Corp. ..................................           200          3,337
General Motors Corp., Class H+ .......................           230         28,635
Genuine Parts Co. ....................................           685         16,354
Goodyear Tire & Rubber Co. ...........................           487         11,353
Lear Corp.+ ..........................................           200          5,625
Meritor Automotive, Inc. .............................           200          3,163
Navistar International Corp.+ ........................           221          8,868
PACCAR, Inc. .........................................           244         12,200
Ryder System, Inc. ...................................         1,600         36,300
SPX Corp.+ ...........................................            30          3,418
Tenneco Automotive Inc. ..............................           100            794
TRW, Inc. ............................................           369         21,586

HOUSING -- 0.8%
American Standard Cos., Inc.+ ........................           246          9,102
Black & Decker Corp. .................................            31          1,164
Briggs & Stratton Corp. ..............................           100          4,113
Centex Corp. .........................................           100          2,381
Clayton Homes, Inc. ..................................           300          3,038
Fortune Brands, Inc. .................................           550         13,750
Grainger (W. W.), Inc. ...............................           254         13,779
HON INDUSTRIES, Inc. .................................           200          5,150
Johns Manville Corp. .................................           100          1,100
Leggett & Platt, Inc. ................................           700         15,050
Masco Corp. ..........................................         1,510         30,955
Mohawk Industries, Inc.+ .............................           100          2,238
Shaw Industries, Inc. ................................           400          6,075
Stanley Works ........................................           200          5,275
Tecumseh Products Co., Class A .......................            38          1,672
Whirlpool Corp. ......................................           229         13,425

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL -- 3.0%
Barnes & Noble, Inc.+ ................................           135   $      3,105
BJ's Wholesale Club, Inc.+ ...........................           208          8,034
Circuit City Stores, Inc. ............................           152          9,253
Consolidated Stores Corp.+ ...........................         7,900         89,862
Delhaize America, Inc. ...............................           376          7,473
Dillard's, Inc., Class A .............................           400          6,575
Federated Department Stores, Inc.+ ...................         1,200         50,100
Hannaford Brothers Co. ...............................           110          8,112
Harcourt General, Inc. ...............................           214          7,972
Kmart Corp. + ........................................         1,600         15,500
Limited, Inc. ........................................           547         23,042
Longs Drug Stores Corp. ..............................           100          2,275
Nordstrom, Inc. ......................................           278          8,201
Office Depot, Inc. + .................................           231          2,671
Payless ShoeSource, Inc.+ ............................           100          5,194
Rite Aid Corp. .......................................           800          4,400
Ross Stores, Inc. ....................................         8,591        206,721
Saks, Inc.+ ..........................................           338          4,901
Too, Inc.+ ...........................................            51          1,610
Toys "R" Us, Inc.+ ...................................           771         11,420
Venator Group, Inc.+ .................................           500          4,469
Winn-Dixie Stores, Inc. ..............................           311          6,045
Zale Corp.+ ..........................................           110          5,191
                                                                       ------------
                                                                            981,090
                                                                       ------------

CONSUMER STAPLES -- 5.9%
FOOD, BEVERAGE & TOBACCO -- 5.7%
Adolph Coors Co., Class B ............................           142          6,789
American National Can Group, Inc. ....................         6,300         82,687
Archer-Daniels-Midland Co. ...........................         9,030         93,686
Brown-Forman Corp., Class B ..........................           136          7,404
Corn Products International, Inc. ....................         3,400         81,813
Dean Foods Co. .......................................         2,802         74,954
Del Monte Foods Co.+ .................................         5,300         56,644
Dole Food Co., Inc. ..................................           195          3,790
Fleming Cos., Inc. ...................................         2,500         37,656
Flowers Industries, Inc. .............................           349          5,300
Hershey Foods Corp. ..................................           290         14,138
Hormel Foods Corp. ...................................           204          3,353
IBP, Inc. ............................................         4,969         78,262
International Home Foods, Inc.+ ......................         2,200         35,200
Interstate Bakeries Corp. ............................           100          1,425
McCormick & Co., Inc. ................................           200          6,450
Nabisco Group Holdings Corp. .........................         4,600         55,200
Nabisco Holdings Corp., Class A ......................           159          5,118
Quaker Oats Co. ......................................           200         12,125
Ralston-Ralston Purina Group .........................           843         23,077
RJ Reynolds Tobacco Holdings, Inc.+ ..................         1,118         19,006
Smithfield Foods, Inc.+ ..............................         2,100         42,000
SUPERVALU, Inc. ......................................           425          8,048

----------------
134

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
FOOD, BEVERAGE & TOBACCO (CONTINUED)
Tootsie Roll Industries, Inc. ........................           103   $      3,245
Tyson Foods, Inc., Class A ...........................           400          4,450
U.S. Foodservice+ ....................................           180          4,635
Universal Foods Corp. ................................         6,300        134,662
UST, Inc. ............................................         1,900         29,688
Whitman Corp. ........................................           375          5,227
Wrigley (WM.) Jr. Co. ................................           100          7,681

HOUSEHOLD PRODUCTS -- 0.2%
Alberto-Culver Co., Class B ..........................           100          2,381
Fort James Corp. .....................................         1,228         27,016
International Flavors & Fragrances, Inc. .............           400         14,025
                                                                       ------------
                                                                            987,135
                                                                       ------------

ENERGY -- 9.6%
ENERGY SERVICES -- 2.1%
Baker Hughes, Inc. ...................................           909         27,497
BJ Services Co.+ .....................................           195         14,406
Cal Dive International, Inc.+ ........................           100          5,075
ENSCO International, Inc. ............................           375         13,547
Global Marine, Inc.+ .................................           406         10,302
Nabors Industries, Inc.+ .............................           259         10,052
R&B Falcon Corp.+ ....................................         6,667        131,257
Tidewater, Inc. ......................................           200          6,362
Tosco Corp. ..........................................         2,775         84,464
USX-Marathon Group, Inc. .............................           889         23,170
Weatherford International, Inc.+ .....................           338         19,921

ENERGY SOURCES -- 7.5%
Amerada Hess Corp. ...................................         1,746        112,835
Anadarko Petroleum Corp. .............................           325         12,573
Apache Corp. .........................................           191          9,502
Arch Coal, Inc. ......................................            49            345
Burlington Resources, Inc. ...........................         2,253         83,361
Devon Energy Corp. ...................................            70          3,399
Diamond Offshore Drilling, Inc. ......................           206          8,227
EOG Resources, Inc. ..................................         9,667        204,820
Helmerich & Payne, Inc. ..............................           500         15,500
Kerr-McGee Corp. .....................................         2,594        149,803
Murphy Oil Corp. .....................................           120          6,915
Noble Affiliates, Inc. ...............................           184          6,038
Noble Drilling Corp.+ ................................           224          9,282
Occidental Petroleum Corp. ...........................         1,285         26,664
Ocean Energy, Inc.+ ..................................           500          7,188
Santa Fe Snyder Corp.+ ...............................        15,600        150,150
Stolt Comex Seaway SA+ ...............................         1,400         19,600
Sunoco, Inc. .........................................           282          7,720
Ultramar Diamond Shamrock Corp.+ .....................         3,890         98,709
Union Pacific Resources Group, Inc. ..................         5,200         75,400
Unocal Corp. .........................................           854         25,406

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
Valero Energy Corp. ..................................         7,200   $    220,500
                                                                       ------------
                                                                          1,599,990
                                                                       ------------

FINANCE -- 16.6%
BANKS -- 4.3%
AmSouth Bancorp.......................................         1,370         20,464
Associated Banc-Corp. ................................           237          7,080
Astoria Financial Corp. ..............................           200          5,675
BB&T Corp. ...........................................         1,139         31,963
CCB Financial Corp. ..................................           100          4,425
Centura Banks, Inc. ..................................           100          4,581
Charter One Financial, Inc. ..........................           525         11,025
City National Corp. ..................................           100          3,369
Colonial BancGroup, Inc. .............................           216          2,322
Comerica, Inc. .......................................         2,300         96,312
Commerce Bancshares, Inc. ............................           210          6,549
Commercial Federal Corp. .............................           200          3,325
Cullen/Frost Bankers, Inc. ...........................           200          5,288
Dime Bancorp, Inc. ...................................           300          5,550
First Security Corp. .................................           664          7,968
First Tennessee National Corp. .......................           400          8,125
First Virginia Banks, Inc. ...........................           124          4,658
FirstMerit Corp. .....................................           200          3,688
Golden State Bancorp, Inc.+ ..........................           285          4,257
Golden West Financial Corp. ..........................           492         15,344
GreenPoint Financial Corp. ...........................         2,679         52,575
Hibernia Corp., Class A ..............................           500          5,250
Huntington Bancshares, Inc. ..........................           760         17,005
Lincoln National Corp. ...............................           700         23,450
M&T Bank Corp. .......................................            27         12,055
Marshall & Ilsley Corp. ..............................           358         20,674
Mercantile Bankshares Corp. ..........................           200          6,113
National Commerce Bancorp. ...........................            58          1,073
North Fork Bancorp, Inc. .............................           492          8,795
Northern Trust Corp. .................................           547         36,957
Old Kent Financial Corp. .............................           315         10,178
Old National Bancorp..................................           105          3,472
Popular, Inc. ........................................           400          8,875
Regions Financial Corp. ..............................           800         18,250
Roslyn Bancorp Inc. ..................................           300          5,344
SouthTrust Corp. .....................................           600         15,262
Sovereign Bancorp, Inc. ..............................         9,100         68,819
St. Paul Cos., Inc. ..................................           800         27,300
Summit Bancorp........................................           600         15,750
Synovus Financial Corp. ..............................           300          5,663
TCF Financial Corp. ..................................           300          7,144
Trustmark Corp. ......................................           200          4,038
Union Planters Corp. .................................           488         15,036
UnionBanCal Corp. ....................................         2,100         57,881
Valley National Bancorp...............................           139          3,736

----------------
136

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Westamerica Bancorp...................................            79   $      2,192
Wilmington Trust Corp. ...............................           100          4,863
Zions Bancorp.........................................           151          6,285

FINANCIAL SERVICES -- 5.5%
A.G. Edwards, Inc. ...................................           300         12,000
Allmerica Financial Corp. ............................           200         10,200
Ambac Financial Group, Inc. ..........................         2,353        118,532
Bear Stearns Cos., Inc. ..............................         2,751        125,514
CIT Group, Inc., Class A .............................         8,000        156,000
Compass Bancshares, Inc. .............................           450          8,972
Countrywide Credit Industries, Inc. ..................           335          9,129
Donaldson, Lufkin & Jenrette, Inc.-DLJdirect+ ........           115          1,531
Donaldson, Lufkin & Jenrette, Inc. ...................           100          5,175
Dow Jones & Co., Inc. ................................            25          1,795
Dun & Bradstreet Corp. ...............................         1,930         55,246
FINOVA Group, Inc. ...................................           190          3,194
Fulton Financial Corp. ...............................           220          4,634
H&R Block, Inc. ......................................           256         11,456
Heller Financial, Inc. ...............................           200          4,625
Keystone Financial, Inc. .............................           200          3,675
Legg Mason, Inc. .....................................           200          8,650
Lehman Brothers Holdings, Inc. .......................           384         37,248
Pacific Century Financial Corp. ......................         8,200        166,563
Paine Webber Group, Inc. .............................           511         22,484
Peoples Heritage Financial Group, Inc. ...............           400          6,000
Provident Financial Group, Inc. ......................            32          1,090
ReliaStar Financial Corp. ............................           280          9,485
S&P Mid-Cap 400 Depository Receipts ..................           930         84,863
Waddell & Reed Financial, Inc., Class B ..............         1,300         50,700

INSURANCE -- 6.8%
ACE Ltd. .............................................         9,200        210,450
Aetna, Inc. ..........................................         1,100         61,256
American Financial Group, Inc. .......................           100          2,863
American National Insurance Co. ......................            10            575
Aon Corp. ............................................           832         26,832
Cincinnati Financial Corp. ...........................           590         22,199
Cinergy Corp. ........................................           466         10,019
CNA Financial Corp.+ .................................            20            646
Conseco, Inc. ........................................         1,028         11,758
Erie Indemnity Co., Class A ..........................           200          6,487
Everest Reinsurance Holding, Inc. ....................         3,300        107,662
Financial Security Assurance Holdings Ltd. ...........            41          3,011
Franklin Resources, Inc. .............................           268          8,961
Fremont General Corp. ................................           300          1,781
Hartford Life, Inc., Class A .........................           100          4,688
Jefferson-Pilot Corp. ................................           355         23,630
MBIA, Inc. ...........................................         1,200         62,475
Mercury General Corp. ................................           100          2,950
MGIC Investment Corp. ................................           366         15,967
Nationwide Financial Services, Inc., Class A .........           100          2,925

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
Old Republic International Corp. .....................         4,700   $     64,625
PartnerRe Ltd. .......................................         3,200        117,800
PMI Group, Inc. ......................................           139          6,594
Progressive Corp. ....................................           137         10,421
Protective Life Corp. ................................           195          6,191
Radian Group, Inc. ...................................         1,000         47,625
SAFECO Corp. .........................................           410         10,891
Torchmark Corp. ......................................           512         11,840
Unitrin, Inc. ........................................           200          7,950
UnumProvident Corp. ..................................           619         10,523
XL Capital Ltd., Class A .............................         4,500        249,187
                                                                       ------------
                                                                          2,765,546
                                                                       ------------

HEALTHCARE -- 10.5%
DRUGS -- 2.2%
Bergen Brunswig Corp., Class A .......................         4,900         33,075
Caremark Rx, Inc.+ ...................................        34,100        142,794
IVAX Corp.+ ..........................................           185          5,041
Mallinckrodt, Inc. ...................................           286          8,222
Mylan Laboratories, Inc. .............................         6,600        181,500
Watson Pharmaceuticals, Inc.+ ........................            29          1,151

HEALTH SERVICES -- 4.2%
Chiron Corp.+ ........................................           198          9,875
Foundation Health Systems, Inc.+ .....................           350          2,800
Health Management Associates, Inc., Class A+ .........         5,000         71,250
HEALTHSOUTH Corp.+ ...................................         1,100          6,119
Humana, Inc.+ ........................................           500          3,656
Lincare Holdings, Inc.+ ..............................           100          2,838
Manor Care, Inc.+ ....................................        16,545        223,357
Omnicare, Inc. .......................................           105          1,267
Oxford Health Plans, Inc.+ ...........................         7,700        117,425
PacifiCare Health Systems, Inc.+ .....................           100          4,987
ServiceMaster Co. ....................................           100          1,125
Tenet Healthcare Corp.+ ..............................         4,993        114,839
Trigon Healthcare, Inc.+ .............................         2,668         95,381
United HealthCare Corp. ..............................           449         26,772
Universal Health Services, Inc., Class B+ ............            34          1,666
Wellpoint Health Networks, Inc.+ .....................           168         11,739

MEDICAL PRODUCTS -- 4.1%
Acuson Corp.+ ........................................         8,500        125,906
Bausch & Lomb, Inc. ..................................            64          3,340
Becton, Dickinson & Co. ..............................           231          6,078
Boston Scientific Corp.+ .............................         2,000         42,625
C.R. Bard, Inc. ......................................           172          6,654
DENTSPLY International, Inc. .........................           170          4,824
Genzyme Corp.+ .......................................           174          8,722
Hillenbrand Industries, Inc. .........................           202          6,868
McKesson HBOC, Inc. ..................................           485         10,185
Polymer Group, Inc. ..................................        11,500        146,625

----------------
138

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
St. Jude Medical, Inc.+ ..............................         4,900   $    126,482
Varian Medical Systems, Inc.+ ........................         4,200        191,625
                                                                       ------------
                                                                          1,746,813
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 7.7%
AEROSPACE & MILITARY TECHNOLOGY -- 0.9%
Cordant Technologies, Inc. ...........................           129          7,296
General Dynamics Corp. ...............................           372         18,507
ITT Industries, Inc. .................................           300          9,319
Litton Industries, Inc.+ .............................           140          6,186
Northrop Grumman Corp. ...............................         1,706         90,311
Rockwell International Corp. .........................           482         20,154
Teledyne Technologies, Inc. ..........................           114          1,981

BUSINESS SERVICES -- 3.3%
Allied Waste Industries, Inc.+ .......................           273          1,792
Armstrong World Industries, Inc. .....................           100          1,788
Ball Corp. ...........................................         3,800        131,337
Circle.com+ ..........................................            44            363
Comdisco, Inc. .......................................           346         15,267
Convergys Corp.+ .....................................         1,400         54,075
Deluxe Corp. .........................................           281          7,447
Donnelley (R.R.) & Sons Co. ..........................         2,000         41,875
Hertz Corp., Class A .................................            37          1,260
IKON Office Solutions, Inc. ..........................           500          3,094
Manpower, Inc. .......................................           200          7,100
Modis Professional Services, Inc.+ ...................         3,600         44,550
National Data Corp. ..................................            16            416
National Service Industries, Inc. ....................           100          2,106
Owens-Illinois, Inc. + ...............................           500          8,437
Pall Corp. ...........................................           490         10,994
Potash Corp. of Saskatchewan, Inc. ...................         1,400         70,000
ProLogis Trust .......................................           300          5,775
Republic Services, Inc., Class A+ ....................         4,618         50,509
Rowan Cos., Inc.+ ....................................           280          8,242
Safety-Kleen Corp.+ ..................................           134            176
Service Corp. International+ .........................           800          2,400
SFX Entertainment, Inc.,+ ............................            56          2,286
Smith International, Inc.+ ...........................           100          7,750
Stewart Enterprises, Inc., Class A ...................           300          1,481
Sylvan Learning Systems, Inc.+ .......................           100          1,594
SYSCO Corp. ..........................................           231          8,244
U.S. Industries, Inc.+ ...............................           300          3,319
United Rentals, Inc.+ ................................            27            466
UNOVA, Inc.+ .........................................         3,800         51,300
Valspar Corp. ........................................           110          4,214
Viad Corp. ...........................................           100          2,288
York International Corp. .............................           125          2,922

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
ELECTRICAL EQUIPMENT -- 0.6%
Dover Corp. ..........................................           678   $     32,459
Hubbell Inc., Class B ................................           175          4,791
Johnson Controls, Inc. ...............................           286         15,462
Thomas & Betts Corp. .................................           178          5,028
UCAR International, Inc.+ ............................         2,500         32,969

MACHINERY -- 2.1%
Coflexip SA ADR ......................................           400         21,900
Cooper Cameron Corp.+ ................................           144          9,630
Cooper Industries, Inc. ..............................           256          8,960
Deere & Co. ..........................................         2,341         88,958
Ingersoll-Rand Co. ...................................           512         22,656
Owens Corning Co. ....................................           214          4,146
Parker-Hannifin Corp. ................................         1,639         67,711
Pentair, Inc. ........................................           183          6,783
Snap-on, Inc. ........................................         4,800        125,700

MULTI-INDUSTRY -- 0.4%
Avery Dennison Corp. .................................             7            427
Canadian Pacific Ltd. ................................         1,900         42,512
Carlisle Cos., Inc. ..................................           100          4,000
Crane Co. ............................................           200          4,713
Lancaster Colony Corp. ...............................           115          3,515
Teleflex, Inc. .......................................           100          3,550
Thermo Electron Corp.+ ...............................           500         10,188

TRANSPORTATION -- 0.4%
CNF Transportation, Inc. .............................         1,258         34,909
CSX Corp. ............................................           678         15,933
GATX Corp. ...........................................           192          7,296
UAL Corp.+ ...........................................           100          5,988
                                                                       ------------
                                                                          1,288,805
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 6.5%
BROADCASTING & MEDIA -- 2.1%
A.H. Belo Corp. ......................................         3,631         64,904
ACNielson Corp.+ .....................................           120          2,700
Adelphia Communications Corp., Class A+ ..............            64          3,136
AMFM, Inc.+ ..........................................           449         27,894
BHC Communications, Inc., Class A+ ...................             7          1,092
Central Newspapers, Inc., Class A ....................            53          1,782
Chris-Craft Industries, Inc. .........................            75          4,789
Cox Radio, Inc., Class A+ ............................            12          1,008
Crown Castle International Corp.+# ...................           200          7,575
E.W. Scripps Co., Class A ............................           100          4,850
EchoStar Communications Corp., Class A+ ..............           224         17,696
Harte-Hanks, Inc. ....................................           100          2,269
Houghton Mifflin Co. .................................            50          2,122
Knight-Ridder, Inc. ..................................           272         13,855
Lamar Advertising Co.+ ...............................             1             46
Loews Corp. ..........................................         1,205         60,250
McGraw-Hill Cos., Inc. ...............................           582         26,481

----------------
140

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Meredith Corp. .......................................           109   $      3,018
Metro-Goldwyn-Mayer, Inc.+ ...........................           100          2,544
New York Times Co., Class A ..........................           577         24,775
PRIMEDIA, Inc.+ ......................................           236          7,552
Reader's Digest Association, Inc., Class A ...........           186          6,580
Times Mirror Co., Class A ............................            58          5,390
Tribune Co. ..........................................           600         21,937
UnitedGlobalCom, Inc., Class A+ ......................            98          7,356
USA Networks, Inc.+ ..................................           292          6,588
VoiceStream Wireless Corp.+ ..........................           159         20,481
Washington Post Co., Class B .........................             9          4,869

ENTERTAINMENT PRODUCTS -- 0.2%
Brunswick Corp. ......................................           376          7,121
Hasbro, Inc. .........................................           637         10,510
International Game Technology+ .......................           259          5,617
Mattel, Inc. .........................................           800          8,350

LEISURE & TOURISM -- 4.2%
Brinker International, Inc.+ .........................           200          5,938
CBRL Group, Inc. .....................................        20,200        202,000
Continental Airlines, Inc., Class B+ .................           135          5,518
Darden Restaurants, Inc. .............................           400          7,125
Delta Air Lines, Inc. ................................         1,537         81,845
FelCor Lodging Trust Inc. ............................           194          3,431
Harrah's Entertainment, Inc.+ ........................           400          7,425
Hilton Hotels Corp. ..................................           360          2,790
Interstate Hotels Corp.+ .............................            10             31
Mandalay Resort Group+ ...............................           261          4,404
Marriott International, Inc., Class A ................           420         13,230
MGM Grand, Inc. ......................................           196          4,704
Mirage Resorts, Inc.+ ................................         4,975         96,391
Northwest Airlines Corp.+ ............................           108          2,444
Outback Steakhouse, Inc.+ ............................            36          1,154
Park Place Entertainment Corp.+ ......................           910         10,522
SkyWest, Inc. ........................................         2,600        101,725
Southwest Airlines Co. ...............................         1,716         35,714
Tricon Global Restaurants, Inc.+ .....................           253          7,859
US Airways Group, Inc.+ ..............................           212          5,896
Wendy's International, Inc. ..........................         4,283         86,463
                                                                       ------------
                                                                          1,071,746
                                                                       ------------

INFORMATION TECHNOLOGY -- 7.8%
COMMUNICATION EQUIPMENT -- 0.3%
3Com Corp.+ ..........................................           399         22,194
American Tower Corp., Class A+ .......................           212         10,468
Cabletron Systems, Inc.+ .............................           425         12,458
COMSAT Corp. .........................................            70          1,444
Marimba, Inc.+ .......................................            15            662
NorthPoint Communications Group, Inc.+ ...............            23            530

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SERVICES -- 0.8%
Autodesk, Inc. .......................................           121   $      5,505
Computer Associates International, Inc. ..............           131          7,770
DST Systems, Inc.+ ...................................           100          6,494
Intuit, Inc.+ ........................................            56          3,045
Mentor Graphics Corp.+ ...............................         2,700         40,837
Network Associates, Inc.+ ............................           196          6,321
Safeguard Scientifics, Inc.+ .........................           303         21,305
Symantec Corp.+ ......................................            35          2,629
Synopsys, Inc.+ ......................................           800         39,000

COMPUTERS & BUSINESS EQUIPMENT -- 3.3%
Adaptec, Inc.+ .......................................            75          2,897
Apple Computer, Inc.+ ................................           499         67,770
Arrow Electronics, Inc.+ .............................           300         10,575
Avnet, Inc. ..........................................         1,625        102,375
Cadence Design Systems, Inc.+ ........................           340          7,055
Computer Sciences Corp.+ .............................            44          3,482
Diebold, Inc. ........................................         1,279         35,172
Herman Miller, Inc. ..................................         1,700         47,600
Ingram Micro, Inc., Class A+ .........................         5,500         84,562
Lanier Worldwide, Inc.+ ..............................           300            619
NCR Corp. + ..........................................           220          8,827
Quantum Corp.-DLT & Storage Systems+ .................           508          6,064
Quantum Corp.-Hard Disk Drive+ .......................           191          2,149
Seagate Technology, Inc.+ ............................           500         30,125
Silicon Graphics, Inc.+ ..............................           600          6,338
Steelcase, Inc., Class A .............................           300          3,600
Storage Technology Corp.+ ............................           368          5,865
Tech Data Corp.+ .....................................         3,515        115,556

ELECTRONICS -- 2.6%
Advanced Micro Devices, Inc.+ ........................           479         27,333
American Power Conversion Corp.+ .....................           290         12,434
Atmel Corp.+ .........................................           321         16,572
Conectiv, Inc. .......................................           225          3,938
Eaton Corp. ..........................................           228         17,784
KLA-Tencor Corp.+ ....................................           205         17,271
LSI Logic Corp.+ .....................................           497         36,095
Micron Technology, Inc.+ .............................           599         75,474
Molex, Inc. ..........................................           208         12,220
National Semiconductor Corp.+ ........................           583         35,344
Novellus Systems, Inc.+ ..............................            37          2,077
SCI Systems, Inc.+ ...................................           200         10,763
SDL, Inc.+ ...........................................            52         11,069
Siliconix, Inc. ......................................           200         19,012
Teradyne, Inc.+ ......................................            67          5,511
Varian Semiconductor Equipment Associates, Inc.+ .....         1,100         69,987
Vishay Intertechnology, Inc. + .......................         1,159         64,469

INTERNET CONTENT -- 0.0%
eMerge Interactive, Inc., Class A+ ...................            10            301
eToys, Inc.+ .........................................            28            248

----------------
142

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET CONTENT (CONTINUED)
Go.com+ ..............................................            39   $        814
StarMedia Network, Inc.+ .............................            23            692

TELECOMMUNICATIONS -- 0.8%
Copper Mountain Networks, Inc.+ ......................            12            983
Covad Communications Group, Inc.+ ....................            36          2,610
Harris Corp. .........................................           284          9,816
McClatchy Co., Class A ...............................            38          1,245
Media General Inc., Class A ..........................         1,737         90,975
NEXTLINK Communications, Inc., Class A+ ..............           200         24,737
PanAmSat Corp.+ ......................................           100          4,906
Scientific-Atlanta, Inc. .............................            58          3,679
Time Warner Telecom, Inc., Class A+ ..................            21          1,670
                                                                       ------------
                                                                          1,301,322
                                                                       ------------

MATERIALS -- 6.9%
CHEMICALS -- 3.2%
Air Products & Chemicals, Inc. .......................           600         17,062
Ashland, Inc. ........................................           200          6,687
Cabot Corp. ..........................................           241          7,350
CK Witco Corp. .......................................         9,200         93,725
Eastman Chemical Co. .................................           278         12,649
Engelhard Corp. ......................................           300          4,538
FMC Corp.+ ...........................................           107          6,045
Great Lakes Chemical Corp. ...........................           206          7,004
Hercules, Inc. .......................................           306          4,934
IMC Global, Inc. .....................................         9,400        138,062
Lubrizol Corp. .......................................           200          5,763
Lyondell Chemical Co. ................................           278          4,101
Millennium Chemicals, Inc. ...........................         5,265        105,300
PPG Industries, Inc. .................................           617         32,277
Praxair, Inc. ........................................           499         20,771
Rohm & Haas Co. ......................................           333         14,860
RPM, Inc. ............................................           500          5,500
Sherwin-Williams Co. .................................           500         10,969
Sigma-Aldrich Corp. ..................................           346          9,299
Solutia, Inc. ........................................           434          5,805
Union Carbide Corp. ..................................           375         21,867

FOREST PRODUCTS -- 2.2%
American Greetings Corp., Class A ....................           243          4,435
Bemis Co., Inc. ......................................           118          4,351
Boise Cascade Corp. ..................................           193          6,707
Bowater, Inc. ........................................           180          9,608
Champion International Corp. .........................           316         16,827
Consolidated Papers, Inc. ............................           200          7,688
Georgia-Pacific Corp. (Timber Group) .................         2,500         64,062
Georgia-Pacific Group ................................           537         21,245
Louisiana-Pacific Corp. ..............................           300          4,163
Mead Corp. ...........................................           300         10,481
Pactiv Corp. .........................................        14,200        124,250

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
FOREST PRODUCTS (CONTINUED)
Reynolds & Reynolds Co., Class A .....................           209   $      5,643
Smurfit-Stone Container Corp.+ .......................         1,952         33,062
Sonoco Products Co. ..................................           400          9,400
Temple-Inland, Inc. ..................................           173          8,618
Westvaco Corp. .......................................           300         10,012
Willamette Industries, Inc. ..........................           340         13,642

METALS & MINERALS -- 1.5%
AK Steel Holding Corp. ...............................           112          1,162
Allegheny Technologies, Inc. .........................           350          7,022
Crown, Cork & Seal Co., Inc. .........................           481          7,696
Fluor Corp. ..........................................           267          8,277
Homestake Mining Co. .................................           894          5,364
Ispat International+ .................................         4,100         60,987
Lafarge Corp. ........................................           100          2,375
Martin Marietta Materials, Inc. ......................           126          5,985
Newmont Mining Corp. .................................           600         13,462
Nucor Corp. ..........................................           994         49,700
Phelps Dodge Corp. ...................................           884         41,990
Reynolds Metals Co. ..................................           183         12,238
Southdown, Inc. ......................................           115          6,785
USG Corp. ............................................           199          8,346
USX-US Steel Group, Inc. .............................           275          6,875
Vulcan Materials Co. .................................           300         13,744
                                                                       ------------
                                                                          1,140,770
                                                                       ------------

REAL ESTATE -- 4.5%
REAL ESTATE COMPANIES -- 0.5%
AMB Property Corp. ...................................           200          4,300
Catellus Development Corp.+ ..........................           226          3,135
St. Joe Co. ..........................................           100          2,894
Trizec Hahn Corp. ....................................         5,100         76,500

REAL ESTATE INVESTMENT TRUSTS -- 4.0%
Apartment Investment & Management Co., Class A .......           200          7,638
Archstone Communities Trust ..........................           300          5,981
Arden Realty, Inc. ...................................           200          4,175
Avalonbay Communities, Inc. ..........................           900         32,962
CarrAmerica Realty Corp. .............................           200          4,225
Cornerstone Properties, Inc. .........................           300          5,231
Crescent Real Estate Equities Co. ....................           400          7,000
Duke-Weeks Realty Corp. ..............................           400          7,650
Equity Office Properties Trust .......................         2,800         70,350
Equity Residential Properties Trust ..................         1,780         71,534
Franchise Finance Corp. of America ...................           119          2,767
General Growth Properties, Inc. ......................           122          3,713
Healthcare Realty Trust, Inc. ........................         7,500        125,625
Highwoods Properties, Inc. ...........................           200          4,250
Host Marriott Corp. ..................................           722          6,408
HRPT Properties Trust ................................           500          4,344
Kimco Realty Corp. ...................................           200          7,500

----------------
144

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Liberty Property Trust ...............................           200   $      4,788
Mack-Cali Realty Corp. ...............................           200          5,100
New Plan Excel Realty Trust ..........................           266          3,658
Post Properties, Inc. ................................           100          4,031
Prison Realty Trust, Inc.+ ...........................           311            894
Public Storage, Inc. .................................         2,422         50,862
Rouse Co. ............................................           200          4,225
Senior Housing Properties Trust ......................            50            513
Simon Property Group, Inc. ...........................           521         12,504
Spieker Properties, Inc. .............................         1,609         71,600
Starwood Hotels & Resorts Worldwide, Inc., Class B ...         4,710        123,637
Vornado Realty Trust .................................           232          7,772
                                                                       ------------
                                                                            747,766
                                                                       ------------

UTILITIES -- 13.4%
ELECTRIC UTILITIES -- 8.8%
Allegheny Energy, Inc. ...............................           400         11,025
Alliant Energy Corp. .................................           200          6,088
Ameren Corp. .........................................           500         15,469
American Electric Power Co., Inc. ....................           700         20,869
Calpine Corp.+ .......................................            50          4,700
Carolina Power & Light Co. ...........................           497         16,121
Central & South West Corp. ...........................           755         12,882
Citizens Utilities Co., Class B+ .....................           838         13,722
CMP Group, Inc. ......................................         3,000         87,375
CMS Energy Corp. .....................................           300          5,438
Constellation Energy Group ...........................           500         15,938
Dominion Resources, Inc. .............................           878         33,748
DPL, Inc. ............................................           431          9,563
DQE, Inc. ............................................           282         12,831
DTE Energy Co. .......................................         2,352         68,208
Edison International .................................         1,224         20,272
Energy East Corp. ....................................         1,700         33,681
Entergy Corp. ........................................         3,068         61,935
FirstEnergy Corp. ....................................         4,000         82,500
Florida Progress Corp. ...............................           300         13,763
FPL Group, Inc. ......................................         1,147         52,834
GPU, Inc. ............................................           391         10,704
IPALCO Enterprises, Inc. .............................         5,400        105,300
Kansas City Power & Light Co. ........................           200          5,800
LG & E Energy Corp. ..................................         2,900         66,337
Minnesota Power, Inc. ................................           200          3,325
Montana Power Co. ....................................           392         25,088
New Century Energies, Inc. ...........................           400         12,025
Niagara Mohawk Holdings, Inc.+ .......................         8,490        114,615
NiSource, Inc. .......................................           400          6,750
Northeast Utilities ..................................        10,400        223,600
Northern States Power Co. ............................           600         11,925
NSTAR ................................................           181          7,588
OGE Energy Corp. .....................................           200          3,838
PECO Energy Co. ......................................           581         21,424

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Pinnacle West Capital Corp. ..........................           222   $      6,258
Potomac Electric Power Co. ...........................           400          9,050
Public Service Co. of New Mexico .....................         5,300         83,475
Public Service Enterprise Group, Inc. ................           800         23,700
Puget Sound Energy, Inc. .............................           300          6,656
Sempra Energy ........................................           680         11,390
TECO Energy, Inc. ....................................           497          9,660
Unicom Corp. .........................................         2,077         75,810
UtiliCorp United, Inc. ...............................           350          6,322
Western Resources, Inc. ..............................           227          3,589
Wisconsin Energy Corp. ...............................           400          7,975

GAS & PIPELINE UTILITIES -- 4.4%
American Water Works Co., Inc. .......................           247          5,866
Coastal Corp. ........................................           623         28,658
Columbia Energy Group ................................           279         16,531
Dynegy, Inc., Class A ................................         3,725        233,744
Eastern Enterprises ..................................         1,900        113,762
El Paso Energy Corp. .................................           653         26,365
KeySpan Corp. ........................................           484         13,370
Kinder Morgan, Inc. ..................................           337         11,627
MCN Energy Group, Inc. ...............................           286          7,150
National Fuel Gas Co. ................................           100          4,456
NICOR, Inc. ..........................................           207          6,818
Peoples Energy Corp. .................................           100          2,744
Questar Corp. ........................................           200          3,713
Reliant Energy, Inc. .................................           861         20,180
SCANA Corp. ..........................................         5,444        133,718
Southwest Gas Corp. ..................................         5,000         95,312

TELEPHONE -- 0.2%
CenturyTel, Inc. .....................................           550         20,419
Telephone & Data Systems, Inc. .......................           171         18,981
                                                                       ------------
                                                                          2,224,580
                                                                       ------------
TOTAL COMMON STOCK (cost $15,614,949).................                   15,855,563
                                                                       ------------

RIGHTS -- 0.0%+
                                                           RIGHTS
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
INTERNET SOFTWARE -- 0.0%
Opus360 Corp. 4/20/00 (cost $0).......................             6              0
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $15,614,949)........                   15,855,563
                                                                       ------------

SHORT-TERM SECURITIES -- 0.2%                             PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 0.2%
United States Treasury Bills 5.10% due 4/06/00@.......  $     20,000         19,986
United States Treasury Bills 5.30% due 4/06/00@.......        10,000          9,992
                                                                       ------------
TOTAL SHORT-TERM SECURITIES (cost $29,978)............                       29,978
                                                                       ------------

----------------
146

REPURCHASE AGREEMENTS -- 4.4%                             PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.4%
Agreement with State Street Bank & Trust Co., bearing
 interest at 4.75% dated 3/31/00 to be repurchased
 4/01/00 in the amount of $494,196 and collateralized
 by $125,000 of U.S. Treasury Bonds, bearing interest
 at 8.13% due 8/15/21 and $355,000 of U.S. Treasury
 Notes, bearing interest at 3.63% due 7/15/02 and
 having an approximate value of $510,242@.............  $    494,000   $    494,000

Agreement with State Street Bank & Trust Co., bearing
 interst at 6.05% dated 3/31/00 to be repurchased
 4/01/00 in the amount of $242,112 and collateralized
 by $245,000 of U.S. Treasury Notes, bearing interest
 at 6.50% due 5/31/01 and having an approximate value
 of $250,308..........................................       242,000        242,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (cost $736,000)...........                      736,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $16,380,927)                     99.9%          16,621,541
Other assets less liabilities --          0.1               18,706
                                         ----          -----------
NET ASSETS --                            100.0%        $16,640,247
                                         ====          ===========

-------------
+ Non-income producing securities
# Security represents an investment in an affilliated company; See Note 7
ADR -- American Depository Receipt
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
------------------------------------------------------------------------------------------------------------------
                                                    NUMBEEXPIRATION      VALUE AT      VALUE AS OF       UNREALIZED
                        DESCRIPTION                 CONTRACTDATE        TRADE DATE    MARCH 31, 2000    APPRECIATION
--------------------------------------------------------------------------------------------------------------------
       2 Long           Standard & Poors 500 Index        June 2000      $140,824        $151,530         $10,706
                                                                                                          =======

See Notes to Financial Statements

                                                                ----------------

------------------

SEASONS SERIES TRUST
SMALL CAP PORTFOLIO                       INVESTMENT PORTFOLIO -- MARCH 31, 2000

COMMON STOCK -- 96.1%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.8%
APPAREL & TEXTILES -- 1.5%
Burlington Industries, Inc.+ .........................           511   $      2,236
Cutter & Buck, Inc.+ .................................         1,000         13,437
Donna Karan International, Inc.+ .....................           176          1,353
Fossil, Inc.+ ........................................            61          1,430
G & K Services, Inc., Class A ........................         1,300         25,411
Genesco, Inc.+ .......................................           200          2,625
Goody's Family Clothing, Inc.+ .......................           200          1,213
Guess?, Inc.+ ........................................            23            736
Gymboree Corp.+ ......................................           200            825
Kellwood Co. .........................................           232          4,074
Kenneth Cole Productions, Inc.+ ......................           900         35,325
Nautica Enterprises, Inc.+ ...........................           270          3,172
Oakley, Inc.+ ........................................           100          1,063
Oshkosh B' Gosh, Inc., Class A .......................            70          1,260
Phillips Van Heusen Corp. ............................           200          1,538
Quiksilver, Inc.+ ....................................         3,100         54,444
Reebok International Ltd.+ ...........................           373          3,450
Russell Corp. ........................................           237          3,392
Stride Rite Corp. ....................................           375          3,023
Tarrant Apparel Group, Inc.+ .........................         2,319         17,392
Timberland Co., Class A+ .............................         1,447         73,797
Tropical Sportswear International Corp.+ .............         1,500         18,375
Unifi, Inc.+ .........................................           312          2,789
Vans, Inc.+ ..........................................         2,700         43,537
Wolverine World Wide, Inc. ...........................           300          3,300

AUTOMOTIVE -- 1.0%
Aftermarket Technology Corp.+ ........................           184          2,300
Arvin Industries, Inc. ...............................           218          4,932
Bandag, Inc. .........................................           100          2,300
Coachmen Industries, Inc. ............................           100          1,381
Collins & Aikman Corp.+ ..............................           400          2,275
CSK Auto Corp.+ ......................................           100          1,394
Delco Remy International, Inc.+ ......................           200          1,488
Detroit Diesel Corp. .................................           100          1,912
Discount Auto Parts, Inc.+ ...........................           100            894
Donaldson Co., Inc. ..................................           266          6,002
Dura Automotive Systems, Inc.+ .......................           134          2,303
Fleetwood Enterprises, Inc. ..........................           200          2,950
General Motors Corp., Class H+ .......................         1,100        136,950
Group 1 Automotive, Inc.+ ............................           100          1,163
Hayes Lemmerz International, Inc.+ ...................           100          1,912
Keystone Automotive Industries, Inc.+ ................           205          1,204
Mark IV Industries, Inc. .............................           259          5,714
MascoTech, Inc. ......................................           400          4,700
Midas, Inc. ..........................................           100          2,400
Modine Manufacturing Co. .............................           106          2,663

----------------
148

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
AUTOMOTIVE (CONTINUED)
O'Reilly Automotive, Inc. ............................           210   $      2,979
Pennzoil-Quaker State Co. ............................           409          4,269
Pep Boys-Manny, Moe & Jack ...........................           300          1,781
Polaris Industries, Inc. .............................           198          5,965
Skyline Corp. ........................................           100          2,169
Superior Industries International, Inc.+ .............           100          3,169
Titan International, Inc. ............................           200          1,438
Tower Automotive, Inc.+ ..............................           264          4,323
United Auto Group, Inc.+ .............................            88   776  .......
Winnebago Industries, Inc.............................           147          2,655

HOUSING -- 1.4%
Bassett Furniture Industries, Inc. ...................           100          1,400
Champion Enterprises, Inc.+ ..........................           300          1,725
Cost Plus, Inc.+ .....................................           785         26,543
Crossmann Communities, Inc.+ .........................         1,400         22,181
D.R. Horton, Inc. ....................................           300          3,919
Dal-Tile International, Inc.+ ........................           300          2,381
Ethan Allen Interiors, Inc. ..........................           233          5,825
Fedders Corp. ........................................           372          2,069
Furniture Brands International, Inc.+ ................           300          5,644
Genlyte Group, Inc.+ .................................           100          1,950
Haverty Furniture Cos., Inc. .........................           184          1,955
Heilig-Meyers Co. ....................................           400          1,575
HomeBase, Inc.+ ......................................           400            800
Kaufman & Broad Home Corp. ...........................           300          6,431
Kimball International, Inc., Class B .................           152          1,672
La-Z-Boy, Inc. .......................................           343          5,274
Lennar Corp. .........................................           364          7,894
Libbey, Inc. .........................................           100          2,737
Lowe's Cos., Inc. ....................................         1,400         81,725
M.D.C. Holdings, Inc. ................................           197          3,534
Metromedia International Group, Inc.+ ................           262          1,474
Mikasa, Inc. .........................................           100            744
NCI Building Systems, Inc.+ ..........................           100          1,881
Oakwood Homes Corp. ..................................           287          1,094
Oneida Ltd. ..........................................           100          1,937
Palm Harbor Homes, Inc.+ .............................           100          1,538
Pier 1 Imports, Inc. .................................           564          5,781
Pulte Corp. ..........................................           200          4,175
Rent-Way, Inc.+ ......................................           100          1,950
Ryland Group, Inc. ...................................           134          2,512
Select Comfort Corp.+ ................................           100            550
SLI, Inc. ............................................         2,800         47,600
Springs Industries, Inc., Class A ....................           100          3,800
Standard Pacific Corp. ...............................           200          2,000
Sunbeam Corp.+ .......................................           457          1,914
Toll Brothers, Inc.+ .................................           200          4,000
Toro Co. .............................................           100          2,994
U.S. Home Corp.+ .....................................           116          4,408
Webb (Del E.) Corp. ..................................           152          2,251

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
HOUSING (CONTINUED)
Windmere-Durable Holdings, Inc.+ .....................           149   $      2,198

RETAIL -- 3.9%
7-Eleven, Inc.+ ......................................           736          2,760
99 Cents Only Stores+ ................................            52          2,041
Action Performance Cos., Inc.+ .......................           100          1,331
Ames Department Stores, Inc.+ ........................         1,400         34,387
AnnTaylor Stores Corp.+ ..............................         2,313         53,199
Apogee Enterprises, Inc. .............................           300          1,191
Bombay Co., Inc.+ ....................................           400          1,325
Borders Group, Inc.+ .................................           461          7,923
Boyds Collection Ltd.+ ...............................           400          2,425
Brown Shoe Co., Inc. .................................           183          2,196
Burlington Coat Factory Warehouse Corp. ..............           187          3,214
Casey's General Stores, Inc. .........................           400          4,350
Charming Shoppes, Inc.+ ..............................           600          3,412
Chico's FAS, Inc.+ ...................................           200          3,391
Children's Place Retail Stores, Inc.+ ................         2,000         28,500
Department 56, Inc.+ .................................           142          2,103
Dress Barn, Inc.+ ....................................            60          1,155
Duane Reade, Inc.+ ...................................           200          4,650
Electronics Boutique Holdings Corp.+ .................           100          1,913
Finish Line, Inc. Class A+ ...........................           300          2,925
Footstar, Inc.+ ......................................           100          2,825
Grand Union Co.+ .....................................           105            308
Guitar Center, Inc.+ .................................           100          1,144
Hanover Direct, Inc.+ ................................           622          1,477
Hollywood Entertainment Corp.+ .......................           200          1,613
Home Depot, Inc. .....................................         1,400         90,300
Ingles Markets, Inc., Class A ........................           100          1,044
InterTAN, Inc.+ ......................................           319          4,386
Jostens, Inc. ........................................           200          4,875
Just For Feet, Inc.+ .................................           300             19
Lands' End, Inc.+ ....................................            66          4,059
Linens' N Things, Inc.+ ..............................           700         23,975
Mannatech, Inc.+ .....................................           100            375
Men's Wearhouse, Inc.+ ...............................           243          7,199
Michaels Stores, Inc.+ ...............................           183          7,457
Movado Group, Inc. ...................................           100          1,006
MSC Industrial Direct Co., Inc., Class A+ ............         2,041         36,738
Musicland Stores Corp.+ ..............................           200          1,275
OfficeMax, Inc.+ .....................................           654          4,251
Pacific Sunwear of California+ .......................         1,806         69,531
PC Connection, Inc.+ .................................           100          2,825
PETCO Animal Supplies, Inc.+ .........................           139          1,651
PETsMART, Inc.+ ......................................           733          2,199
Racing Champions Corp.+ ..............................           199            759
Regis Corp. ..........................................           150          2,222
Ruddick Corp. ........................................           286          3,128
School Specialty, Inc.+ ..............................            87          1,871
Shoe Carnival, Inc.+ .................................         1,600         14,800

----------------
150

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL (CONTINUED)
Shop At Home, Inc.+ ..................................           172   $      1,484
ShopKo Stores, Inc.+ .................................           200          3,550
Smart & Final, Inc.+ .................................           163          1,212
Spiegel, Inc., Class A+ ..............................           165          1,320
Stein Mart, Inc.+ ....................................           300          2,475
Sunglass Hut International, Inc.+ ....................         3,669         28,664
Talbots, Inc. ........................................         2,053        120,870
The Topps Co., Inc.+ .................................           287          2,386
Trans World Entertainment Corp.+ .....................           211          2,110
Tuesday Morning Corp.+ ...............................           900         12,937
Tweeter Home Entertainment Group, Inc.+ ..............            54          2,390
Value City Department Stores, Inc.+ ..................           100          1,388
Wal-Mart Stores, Inc. ................................         1,400         77,700
West Marine, Inc.+ ...................................           100            994
Wet Seal, Inc., Class A+ .............................           100          1,575
Whitehall Jewellers, Inc.+ ...........................           219          5,146
Whole Foods Market, Inc.+ ............................         1,653         68,496
Wild Oats Markets, Inc.+ .............................         1,500         30,750
                                                                       ------------
                                                                          1,640,743
                                                                       ------------

CONSUMER STAPLES -- 1.1%
FOOD, BEVERAGE & TOBACCO -- 0.7%
American Italian Pasta Co., Class A+ .................           100          2,462
American States Water Co. ............................            23            684
Beringer Wine Estates Holdings, Inc., Class B+ .......           200          7,175
Canandaigua Brands, Inc., Class A+ ...................           100          5,100
Chiquita Brands International, Inc. ..................           254          1,207
Corn Products International, Inc. ....................           208          5,005
Del Monte Foods Co.+ .................................           400          4,275
Dreyer's Grand Ice Cream, Inc. .......................           152          3,914
Earthgrains Co. ......................................           220          3,272
Fleming Cos., Inc. ...................................           310          4,669
General Cigar Holdings, Inc.+ ........................           189          2,859
Great Atlantic & Pacific Tea Co., Inc. ...............           115          2,243
Hain Food Group, Inc.+ ...............................           100          2,831
Horizon Organic Holding Corp.+ .......................         1,800         19,462
International Home Foods, Inc.+ ......................           112          1,792
International Multifoods Corp. .......................           100          1,338
Ionics, Inc.+ ........................................           800         20,450
Lance, Inc. ..........................................           271          2,879
Michael Foods, Inc. ..................................           136          2,856
Performance Food Group Co.+ ..........................           100          2,188
Pilgrim's Pride Corp., Class B .......................           100            631
Ralcorp Holdings, Inc.+ ..............................           234          3,393
Riviana Foods, Inc. ..................................           100          1,588
Robert Mondavi Corp., Class A+ .......................            34          1,186
Russ Berrie & Co., Inc. ..............................            34            629
Smithfield Foods, Inc.+ ..............................         1,000         20,000
Smucker (J.M.) Co., Class A ..........................           200          3,675
Suiza Foods Corp.+ ...................................           200          8,050

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
FOOD, BEVERAGE & TOBACCO (CONTINUED)
Triarc Companies, Inc. ...............................           158   $      3,160
United Natural Foods, Inc.+ ..........................           100          1,500
Universal Corp. ......................................           275          4,142
Universal Foods Corp. ................................           308          6,583
Vlasic Foods International, Inc.+ ....................           300            713

HOUSEHOLD PRODUCTS -- 0.4%
Carter-Wallace, Inc. .................................           141          2,644
Central Garden & Pet Co.+ ............................           100            988
Chattem, Inc.+ .......................................           100          1,413
Church & Dwight Co., Inc. ............................           200          3,438
Herbalife International, Inc., Class A................           100          1,413
Nature's Sunshine Products, Inc. .....................           100            800
NBTY, Inc.+ ..........................................           318          4,353
Playtex Products, Inc.+ ..............................           131          1,703
Rayovac Corp.+ .......................................           181          4,208
Rexall Sundown, Inc.+ ................................           223          3,150
Salton, Inc.+ ........................................            49          2,125
Tupperware Corp. .....................................           323          5,107
Twinlab Corp.+ .......................................         1,500         10,687
WD-40 Co. ............................................           100          2,100
Yankee Candle Co., Inc.+ .............................         2,100         33,206
                                                                       ------------
                                                                            229,246
                                                                       ------------

ENERGY -- 7.2%
ENERGY SERVICES -- 4.9%
BJ Services Co.+ .....................................         3,600        265,950
Cal Dive International, Inc.+ ........................           121          6,141
Friede Goldman Halter, Inc.+ .........................           100            688
Global Marine, Inc.+ .................................         2,400         60,900
Grey Wolf, Inc.+ .....................................         1,083          4,264
Hanover Compressor Co.+ ..............................           189         10,749
Key Energy Services, Inc.+ ...........................           543          6,312
Marine Drilling Cos., Inc. + .........................           400         10,975
Nabors Industries, Inc.+ .............................         2,300         89,269
Parker Drilling Co.+ .................................           275          1,375
Patterson Energy, Inc.+ ..............................           215          6,826
Precision Drilling Corp.+ ............................         3,700        123,487
Pride International, Inc.+ ...........................           400          9,125
R&B Falcon Corp.+ ....................................         2,200         43,313
RPC, Inc. ............................................           100            944
Syntroleum Corp.+ ....................................           157          3,670
Transocean Sedco Forex, Inc. .........................         2,500        128,281
Tuboscope, Inc.+ .....................................           192          3,264
Varco International, Inc.+ ...........................           321          4,053
Weatherford International, Inc.+ .....................         4,200        247,537

ENERGY SOURCES -- 2.3%
Arch Coal, Inc. ......................................           200          1,400
Barrett Resources Corp.+ .............................           188          5,605
Basin Exploration, Inc.+ .............................           200          2,988

----------------
152

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
Belco Oil & Gas Corp.+ ...............................           100   $      1,038
Berry Petroleum Co., Class A .........................           200          3,437
Cabot Oil & Gas Corp., Class A .......................           100          1,806
Calgon Carbon Corp. ..................................           123            807
Chesapeake Energy Corp.+ .............................           345          1,121
CONSOL Energy, Inc. ..................................            82            866
Core Laboratories N.V.+ ..............................         2,600         75,562
Cross Timbers Oil Co. ................................           300          3,919
Diamond Offshore Drilling, Inc. ......................         4,000        159,750
EEX Corp.+ ...........................................           400          1,350
Equitable Resources, Inc. ............................           200          8,962
Evergreen Resources, Inc.+ ...........................         1,843         44,578
Forest Oil Corp.+ ....................................           214          2,274
Harken Energy Corp.+ .................................           880            880
Helmerich & Payne, Inc. ..............................           300          9,300
Houston Exploration Co.+ .............................           100          1,800
HS Resources, Inc.+ ..................................            71          1,500
McMoRan Exploration Co.+ .............................           133          2,519
Meridian Resource Corp.+ .............................           300          1,163
Mitchell Energy & Development Corp., Class A .........           179          3,916
National-Oilwell, Inc.+ ..............................           287          8,861
Newfield Exploration Co.+ ............................           214          7,543
Nuevo Energy Co.+ ....................................            71          1,527
Pioneer Natural Resources Co.+ .......................           600          6,375
Plains Resources, Inc.+ ..............................           160          2,000
Pogo Producing Co. ...................................           264          7,540
St. Mary Land & Exploration Co. ......................            44          1,315
Stone Energy Corp.+ ..................................           900         44,325
Swift Energy Co.+ ....................................            74          1,323
Tesoro Petroleum Corp.+ ..............................           292          3,358
Tom Brown, Inc.+ .....................................           178          3,271
Valero Energy Corp. ..................................           324          9,922
Vintage Petroleum, Inc. ..............................         2,940         59,167
                                                                       ------------
                                                                          1,520,191
                                                                       ------------

FINANCE -- 3.1%
BANKS -- 1.4%
1st Source Corp. .....................................           100          1,956
AMCORE Financial, Inc. ...............................           200          3,575
Anchor Bancorp, Inc. .................................           100          1,588
Anchor Financial Corp. ...............................            31            884
Andover Bancorp, Inc. ................................             9            257
Area Bancshares Corp. ................................           100          1,987
BancorpSouth, Inc. ...................................           400          6,550
BancWest Corp. .......................................           247          4,878
Bank United Corp., Class A ...........................           213          6,723
BankAtlantic Bancorp, Inc., Class B ..................           200          1,188
Banknorth Group, Inc. ................................           103          2,762
Bay View Capital Corp. ...............................           252          1,890
Brookline Bancorp, Inc. ..............................           100            950

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
BT Financial Corp. ...................................           105   $      1,641
Capitol Federal Financial ............................           500          4,719
Carolina First Corp. .................................           108          1,418
Centennial Bancorp+ ..................................           231          2,223
Centura Banks, Inc. ..................................            99          4,535
Century South Banks, Inc. ............................           100          2,100
CFS Bancorp, Inc. ....................................           272          2,448
Chemical Financial Corp. .............................           105          2,323
Citizens Banking Corp. ...............................           203          3,958
City Holding Co. .....................................           100          1,200
Commerce Bancorp, Inc. ...............................           310         11,470
Commonwealth Bancorp, Inc. ...........................           100          1,269
Community First Bankshares, Inc. .....................           230          3,680
Community Trust Bancorp, Inc. ........................           110          1,980
CORUS Bankshares, Inc. ...............................            20            473
CVB Financial Corp. ..................................           125          1,766
Dime Community Bancshares, Inc. ......................           100          1,581
Downey Financial Corp. ...............................            65          1,381
East West Bancorp, Inc. ..............................            82            907
F & M National Corp. .................................           206          4,532
First BanCorp ........................................           100          1,762
First Busey Corp. ....................................            19            366
First Charter Corp. ..................................           188          2,444
First Citizens BancShares, Inc., Class A .............            14            791
First Commonwealth Financial Corp. ...................           374          3,226
First Financial Bancorp ..............................           220          3,960
First Financial Bankshares, Inc. .....................            27            709
First Financial Corp. ................................            13            451
First Indiana Corp. ..................................           100          1,850
First Merchants Corp. ................................            39            785
First Midwest Bancorp, Inc. ..........................           234          5,674
First Republic Bank+ .................................           100          1,981
First United Bancshares, Inc. ........................           200          2,050
First Washington Bancorp, Inc. .......................           147          2,683
FirstFed Financial Corp.+ ............................           200          2,650
Frontier Financial Corp. .............................           152          2,812
GBC Bancorp ..........................................            85          1,971
Hamilton Bancorp, Inc.+ ..............................           100          1,563
Hancock Holding Co. ..................................           100          3,087
Harleysville National Corp. ..........................            15            407
Imperial Bancorp+ ....................................           224          6,944
Independence Community Bank Corp. ....................           657          7,309
Independent Bank Corp. ...............................           100          1,194
International Bancshares Corp. .......................           123          4,981
InterWest Bancorp, Inc. ..............................           100          1,375
MAF Bancorp, Inc. ....................................           200          3,237
Merchants New York Bancorp, Inc. .....................            57            937
Mid-State Bancshares .................................           100          2,500
MidAmerica Bancorp ...................................            16            416
Midwest Banc Holdings, Inc. ..........................           100          1,350
National Bancorp of Alaska, Inc. .....................           100          3,777

----------------
154

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
National City Bancshares, Inc. .......................           105   $      1,995
National Penn Bancshares, Inc. .......................           176          3,564
NBT Bancorp, Inc. ....................................           105          1,523
North Fork Bancorporation, Inc. ......................           133          2,377
Northwest Bancorp, Inc. ..............................           249          1,665
OceanFirst Financial Corp. ...........................            24            377
Omega Financial Corp. ................................            12            310
One Valley Bancorp, Inc. .............................           239          8,275
Oriental Financial Group, Inc. .......................           100          1,900
Pacific Capital Bancorp ..............................           118          2,861
Park National Corp. ..................................            42          3,696
PFF Bancorp, Inc. ....................................           142          2,201
Premier National Bancorp, Inc. .......................            41            620
Provident Bankshares Corp. ...........................           234          3,685
Queens County Bancorp, Inc. ..........................           181          3,269
Republic Bancorp, Inc. ...............................           220          2,056
Republic Bancshares, Inc.+ ...........................           100          1,263
Republic Security Financial Corp. ....................           332          2,179
Richmond County Financial Corp. ......................           140          2,257
Riggs National Corp. .................................           201          2,450
S&T Bancorp, Inc. ....................................           115          1,969
Second Bancorp, Inc. .................................            25            438
Silicon Valley Bancshares, Inc.+ .....................           200         14,375
Sky Financial Group, Inc. ............................           513          8,336
Southwest Bancorp of Texas, Inc.+ ....................           184          3,576
Staten Island Bancorp, Inc. ..........................           356          6,096
Susquehanna Bancshares, Inc. .........................           200          2,762
Texas Regional Bancshares, Inc., Class A .............           100          2,544
The Trust Co. of New Jersey ..........................           170          3,294
TrustCo Bank Corp. NY ................................           400          4,675
U.S. Bancorp .........................................             1             22
U.S.B. Holding Co., Inc. .............................           100          1,494
United Bankshares, Inc. ..............................           300          6,600
W Holding Company, Inc. ..............................           300          2,878
Washington Federal, Inc. .............................           377          7,187
WesBanco, Inc. .......................................           192          3,708
West Coast Bancorp ...................................           188          1,845
Westcorp .............................................           156          2,184
Whitney Holding Corp. ................................           111          3,621

FINANCIAL SERVICES -- 1.0%
Advanta Corp., Class A ...............................           176          3,575
Affiliated Managers Group, Inc.+ .....................           132          6,270
Alfa Corp. ...........................................           200          3,550
Allied Capital Corp. .................................           410          7,149
AmeriCredit Corp.+ ...................................           426          6,949
Arcadia Financial Ltd.+ ..............................           300          1,500
Bank of Granite Corp. ................................            34            678
Cash America International, Inc. .....................           242          3,010
Century Business Services, Inc.+ .....................           400          1,163
Charles River Associates, Inc.+ ......................            27            525

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Charter Municipal Mortgage Acceptance Co. ............           100   $      1,213
Chittenden Corp. .....................................           207          6,145
CompuCredit Corp.+ ...................................            27            977
Conning Corp. ........................................           100          1,244
CPB, Inc. ............................................            15            368
Credit Acceptance Corp.+ .............................           284          1,544
Creditrust Corp.+ ....................................           100            300
Dain Rauscher Corp. ..................................            60          3,956
Doral Financial Corp. ................................           126          1,425
Duff & Phelps Credit Rating Co. ......................            42          4,187
Eaton Vance Corp. ....................................           198          8,502
Enhance Financial Services Group, Inc. ...............           112          1,582
F.N.B. Corp. .........................................            76          1,397
Federal Agricultural Mortgage Corp., Class C+ ........         1,300         20,150
Financial Federal Corp.+ .............................           100          1,819
First Financial Holdings, Inc. .......................           180          2,543
First Sentinel Bancorp, Inc. .........................           400          3,075
Freedom Securities Corp. .............................           162          2,531
Friedman, Billings, Ramsey Group, Inc., Class A+ .....           152          1,653
Grand Premier Financial, Inc. ........................           100          1,375
Hudson United Bancorp ................................           331          7,179
Imperial Credit Industries, Inc.+ ....................           200            900
IndyMac Mortgage Holdings, Inc. ......................           456          6,811
Insignia Financial Group, Inc.+ ......................           100          1,400
Investors Financial Services Corp. ...................           100          5,887
Jeffries Group, Inc. .................................           140          3,202
John Nuveen Co., Class A .............................            16            612
Medallion Financial Corp. ............................           100          1,681
Metris Cos., Inc. ....................................           232          9,019
Morgan Keegan, Inc. ..................................           130          2,275
National Discount Brokers Group, Inc.+ ...............            52          2,568
NCO Group, Inc.+ .....................................           554         17,693
New Century Financial Corp.+ .........................           100            994
Ocwen Financial Corp.+ ...............................           141          1,093
Phoenix Investment Partners Ltd. .....................           400          3,100
Pioneer Group, Inc.+ .................................           200          4,650
Raymond James Financial, Inc. ........................           208          4,316
Resource America, Inc., Class A ......................           218          1,581
Resource Bancshares Mortgage Group, Inc. .............           285          1,122
Seacoast Financial Services Corp. ....................           317          3,130
Security Capital Group, Inc., Class B+ ...............           350          5,053
Shoreline Financial Corp. ............................           125          1,875
Southwest Securities Group, Inc. .....................           100          4,344
StanCorp. Financial Group, Inc. ......................           100          2,738
Sterling Bancshares, Inc. ............................           283          2,706
UMB Financial Corp. ..................................           110          4,042
UniCapital Corp.+ ....................................           322            765
United Asset Management Corp. ........................           266          4,605
United Community Financial Corp. .....................           400          2,787
United National Bancorp ..............................           173          3,730
Webster Financial Corp. ..............................           250          5,750

----------------
156

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE -- 0.7%
Acceptance Insurance Cos., Inc.+ .....................           100   $        544
Alleghany Corp.+ .....................................            24          4,602
AmerUs Life Holdings, Inc., Class A ..................           100          1,813
Argonaut Group, Inc. .................................           100          2,006
Baldwin & Lyons, Inc., Class B .......................            43            833
Berkley (W.R.) Corp. .................................           187          4,313
Brown & Brown, Inc. ..................................           100          3,869
ChoicePoint, Inc.+ ...................................           194          7,251
CNA Surety Corp. .....................................           200          2,787
Commerce Group, Inc. .................................           119          3,510
Crawford & Co., Class B ..............................           300          3,862
Delphi Financial Group, Inc.+ ........................           102          3,098
E.W. Blanch Holdings, Inc. ...........................            77          1,540
FBL Financial Group, Inc., Class A ...................           148          2,220
Fidelity National Financial, Inc. ....................           213          2,942
First American Financial Corp. .......................           300          4,256
FPIC Insurance Group, Inc.+ ..........................           100          1,750
Frontier Insurance Group, Inc. .......................           399            399
Gallagher (Arthur J.) & Co. ..........................           200          6,500
HCC Insurance Holdings, Inc. .........................           300          3,975
HealthAxis, Inc.+ ....................................           100          1,438
Hilb, Rogal & Hamilton Co. ...........................           132          3,605
Horace Mann Educators Corp. ..........................           213          3,927
HSB Group, Inc. ......................................           200          5,787
Irwin Financial Corp. ................................           100          1,500
Kansas City Life Insurance Co. .......................            14            338
LandAmerica Financial Group, Inc. ....................           130          2,519
Leucadia National Corp. ..............................           200          4,750
Liberty Corp. ........................................           100          3,750
Liberty Financial Cos., Inc. .........................           169          3,348
Markel Corp.+ ........................................            21          3,055
Medical Assurance, Inc.+ .............................           210          4,003
MMI Cos., Inc. .......................................           180          1,778
MONY Group, Inc. .....................................           300          9,694
Ohio Casualty Corp. ..................................           500          8,937
Philadelphia Consolidated Holding Corp.+ .............           100          1,475
PICO Holdings, Inc.+ .................................           100          1,113
PMA Capital Corp., Class A ...........................           181          3,167
Presidential Life Corp. ..............................           200          2,750
Professionals Group, Inc.+ ...........................           104          2,009
Radian Group, Inc. ...................................           208          9,906
Reliance Group Holdings, Inc. ........................           389          1,362
RLI Corp. ............................................            21            704
SCPIE Holdings, Inc. .................................           100          3,062
Selective Insurance Group, Inc. ......................           271          4,624
Superior National Insurance Group, Inc.+# ............           183            292
Triad Guaranty, Inc.+ ................................            51          1,036
UICI+ ................................................           200          1,325
                                                                       ------------
                                                                            663,448
                                                                       ------------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE -- 9.8%
DRUGS -- 3.4%
Alkermes, Inc.+ ......................................         1,448   $    133,940
Alpharma, Inc., Class A ..............................           100          3,675
AmeriSource Health Corp., Class A+ ...................           281          4,215
Barr Laboratories, Inc.+ .............................           100          4,200
Bindley Western Industries, Inc. .....................           178          2,414
Bio-Rad Laboratories, Inc., Class A+ .................            32            872
Bio-Technology General Corp.+ ........................           308          4,774
Caremark Rx, Inc.+ ...................................         1,173          4,912
Cephalon, Inc.+ ......................................         2,900        108,750
Columbia Laboratories, Inc.+ .........................           100          1,175
COR Therapeutics, Inc.+ ..............................           183         12,064
Corixa Corp.+ ........................................           980         40,425
Coulter Pharmaceutical, Inc.+ ........................           144          4,392
Dura Pharmaceuticals, Inc.+ ..........................           291          3,583
Duramed Pharmaceuticals, Inc.+ .......................           143            956
Enzo Biochem, Inc.+ ..................................           172         12,126
Gilead Sciences, Inc.+ ...............................           277         17,555
Guilford Pharmaceuticals, Inc.+ ......................           152          3,534
Hemispherx Biopharma, Inc.+ ..........................           112          1,211
Human Genome Sciences, Inc.+ .........................           305         25,334
ICOS Corp.+ ..........................................         1,300         46,962
IDEC Pharmaceuticals Corp.+ ..........................           272         26,724
ImClone Systems, Inc.+ ...............................           187         14,376
Incyte Pharmaceuticals, Inc.+ ........................           157         13,659
Isis Pharmaceuticals, Inc.+ ..........................           200          2,813
Jones Pharma, Inc. ...................................           342         10,388
K-V Pharmaceutical Co. ...............................            57          1,674
King Pharmaceuticals, Inc.+ ..........................           135          4,252
Ligand Pharmaceuticals, Inc., Class B+ ...............           296          5,254
Liposome, Inc.+ ......................................           219          3,826
MacroChem Corp.+ .....................................           139            973
Medicis Pharmaceutical Corp., Class A+ ...............           174          6,960
Millennium Pharmaceuticals, Inc.+ ....................           640         83,120
Neurogen Corp.+ ......................................           100          3,088
Organogenesis, Inc.+ .................................           200          2,413
PAREXEL International Corp.+ .........................           166          1,567
PathoGenesis Corp.+ ..................................         1,759         40,017
Perrigo Co.+ .........................................           300          2,278
Pharmaceutical Product Development, Inc.+ ............           100          1,694
Pharmacyclics, Inc.+ .................................            94          5,235
Protein Design Labs, Inc.+ ...........................           141         11,209
Regeneron Pharmaceuticals, Inc.+ .....................           100          2,956
ResMed, Inc.+ ........................................            86          6,138
SangStat Medical Corp.+ ..............................           100          2,769
SICOR, Inc.+ .........................................           582          6,038
SuperGen, Inc.+ ......................................           107          5,136
Transkaryotic Therapies, Inc.+ .......................           100          5,562
Triangle Pharmaceuticals, Inc.+ ......................           200          3,150
Vertex Pharmaceuticals, Inc.+ ........................           155          7,256

----------------
158

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES -- 1.7%
Accredo Health, Inc.+ ................................           150   $      4,969
Advance Paradigm, Inc.+ ..............................         1,700         20,187
Alterra Healthcare Corp.+ ............................           241            964
AmeriPath, Inc.+ .....................................           100            813
Apria Healthcare Group, Inc.+ ........................         2,500         36,094
Bally Total Fitness Holding Corp.+ ...................         3,257         79,796
Beverly Enterprises, Inc.+ ...........................           500          1,844
Capital Senior Living Corp.+ .........................           100            313
Cerner Corp.+ ........................................           173          4,671
ChiRex, Inc.+ ........................................           212          4,081
Covance, Inc.+ .......................................           344          3,698
Coventry Health Care, Inc.+ ..........................           389          3,307
Dendrite International, Inc.+ ........................         1,077         22,550
Diagnostic Products Corp. ............................           100          2,444
Eclipsys Corp.+ ......................................           211          4,088
Express Scripts, Inc., Class A+ ......................           500         21,000
First Health Group Corp.+ ............................           300          9,487
Hanger Orthopedic Group, Inc.+ .......................         2,889         15,348
Healthcare Services Group, Inc.+ .....................         2,800         15,225
Henry Schein, Inc.+ ..................................           108          1,748
IDEXX Laboratories, Inc.+ ............................           205          4,779
InfoCure Corp.+ ......................................         1,202         20,885
Invacare Corp. .......................................           200          5,487
LifePoint Hospitals, Inc.+ ...........................           205          3,408
Magellan Health Services, Inc.+ ......................           300          1,444
Matria Healthcare, Inc.+ .............................         5,300         28,156
Mid Atlantic Medical Services, Inc.+ .................           299          2,766
Orthodontic Centers of America, Inc.+ ................           266          4,987
Pediatrix Medical Group, Inc.+ .......................           155          1,124
PhyCor, Inc.+ ........................................           300            309
Province Healthcare Co.+ .............................            61          1,746
ProxyMed Pharmacy, Inc.+ .............................           120          1,020
Quest Diagnostics, Inc.+ .............................           235          9,341
Quorum Health Group, Inc.+ ...........................           400          4,025
Renal Care Group, Inc.+ ..............................           294          6,376
Res-Care, Inc.+ ......................................           128          1,200
Serologicals Corp.+ ..................................           126            685
Sierra Health Services, Inc.+ ........................           268          1,323
Sunrise Assisted Living, Inc.+ .......................           122          1,617
Total Renal Care Holdings, Inc.+ .....................           400          1,250
Triad Hospitals, Inc.+ ...............................           223          3,735
US Oncology, Inc.+ ...................................           300          1,350
Veterinary Centers of America, Inc.+ .................           100          1,375

MEDICAL PRODUCTS -- 4.7%
Abgenix, Inc.@ .......................................            60          8,288
Acuson Corp.+ ........................................           195          2,888
Affymetrix, Inc.+ ....................................           810        120,234
ALARIS Medical, Inc.+ ................................           100            213
Arrow International, Inc. ............................         1,500         47,062
ATS Medical, Inc.+ ...................................         2,600         28,925

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
Aviron+ ..............................................           100   $      2,781
Biomatrix, Inc.+ .....................................           100          2,550
Block Drug Co., Inc., Class A ........................           103          2,839
Celgene Corp.+ .......................................           124         12,346
Cell Pathways, Inc.+ .................................           122          4,194
Coherent, Inc.+ ......................................         1,351         70,252
CONMED Corp.+ ........................................           100          2,506
Cooper Cos., Inc. ....................................           100          3,219
Cyberonics, Inc.+ ....................................           100          1,869
Cygnus, Inc.+ ........................................           200          2,900
Cytyc Corp.+ .........................................           258         12,448
Datascope Corp. ......................................           100          3,175
Dionex Corp.+ ........................................           125          4,117
Eclipse Surgical Technologies, Inc.+ .................           125            930
EntreMed, Inc.+ ......................................           100          5,925
Enzon, Inc.+ .........................................           229          8,630
Genome Therapeutics Corp.+ ...........................         1,100         25,919
Genzyme Corp.+ .......................................         1,700         85,212
Gliatech, Inc.+ ......................................           100          1,731
Haemonetics Corp.+ ...................................           170          3,825
IGEN International, Inc.+ ............................            47          1,175
Inhale Therapeutic Systems, Inc.+ ....................           113          8,418
Laboratory Corp. of America Holdings+ ................           272          1,173
Landauer, Inc. .......................................           100          1,825
Laser Vision Centers, Inc.+ ..........................           131            909
LaserSight, Inc.+ ....................................           117            768
Lynx Therapeutics, Inc.+ .............................           800         23,800
Maxim Pharmaceuticals, Inc.+ .........................           400         18,775
MedImmune, Inc.+ .....................................           300         52,237
Mentor Corp. .........................................           137          3,699
Molecular Devices Corp.+ .............................           100          7,675
Myriad Genetics, Inc.+ ...............................         1,700        102,425
Novoste Corp.+ .......................................           100          4,000
Ocular Sciences, Inc.+ ...............................           104          1,636
Orthofix International N.V.+ .........................         1,200         21,000
Patterson Dental Co.+ ................................           159          6,082
PE Corp.-Celera Genomics Group+ ......................           326         29,849
Polymer Group, Inc. ..................................            98          1,250
PSS World Medical, Inc.+ .............................           432          2,930
QLT PhotoTherapeutics, Inc.+ .........................         1,700         93,925
Respironics, Inc.+ ...................................           200          2,875
SCM Microsystems, Inc.+ ..............................           100          9,700
Scott Technologies, Inc.+ ............................           143          2,699
Sola International, Inc.+ ............................           239          1,464
STERIS Corp.+ ........................................           400          4,100
Summit Technology, Inc.+ .............................           281          2,564
Sunrise Technologies International, Inc.+ ............           300          2,114
Techne Corp.+ ........................................           120          8,280
Theragenics Corp.+ ...................................         2,072         27,713
Thermedics, Inc.+ ....................................           200          1,638
Thermo Cardiosystems, Inc.+ ..........................           100          1,400

----------------
160

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
ThermoQuest Corp.+ ...................................           100   $      1,675
Trex Medical Corp.+ ..................................           200            600
Varian Medical Systems, Inc.+ ........................           200          9,125
Ventana Medical Systems, Inc.+ .......................           100          4,319
Vical, Inc.+ .........................................           100          3,350
Visible Genetics, Inc.+ ..............................         1,700         62,900
Wesley Jessen VisionCare, Inc.+ ......................           100          3,594
West Pharmaceutical Services, Inc. ...................            53          1,342
                                                                       ------------
                                                                          2,078,590
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 13.4%
AEROSPACE & MILITARY TECHNOLOGY -- 0.8%
AAR Corp. ............................................           137          2,286
Alliant Techsystems, Inc.+ ...........................           149          8,772
Armor Holdings, Inc.+ ................................         3,200         35,200
BE Aerospace, Inc.+ ..................................           300          1,763
GenCorp, Inc. ........................................           200          1,550
HEICO Corp., Class A .................................         2,400         33,600
Kaman Corp., Class A .................................           200          1,950
Kellstrom Industries, Inc.+ ..........................           163            932
Orbital Sciences Corp.+ ..............................         4,107         61,605
REMEC, Inc.+ .........................................           200         10,100
Sequa Corp., Class A+ ................................            48          1,902
Sturm, Ruger & Co., Inc. .............................           250          2,188
Titan Corp.+ .........................................           286         14,586
Triumph Group, Inc.+ .................................           100          2,912

BUSINESS SERVICES -- 8.3%
Aaron Rents, Inc. ....................................           173          2,606
ABM Industries, Inc. .................................           106          2,491
Administaff, Inc.+ ...................................            37          1,452
Aegis Communications Group, Inc.+ ....................        23,800         34,212
AgriBioTech, Inc.+ ...................................           300             35
Albany Molecular Research, Inc.+ .....................           627         36,601
Amdocs Ltd.+ .........................................         1,800        132,637
AMERCO+ ..............................................           100          1,838
Aviall, Inc.+ ........................................           200          1,688
Avis Group Holding, Inc.+ ............................           177          3,120
Banta Corp. ..........................................           121          2,223
Billing Concepts Corp.+ ..............................           253          1,779
Bowne & Co., Inc. ....................................           243          3,129
Brady Corp., Class A .................................           104          3,243
Bright Horizons Family Solutions, Inc.+ ..............           123          2,660
Brightpoint, Inc.+ ...................................           315          3,859
Budget Group, Inc., Class A+ .........................           159            785
Burns International Services Corp.+ ..................           100          1,050
Butler International, Inc.+ ..........................         1,500         18,562
Career Education Corp.+ ..............................           100          3,500
Catalytica, Inc.+ ....................................           379          5,519
CDI Corp.+ ...........................................           700         13,300
Central Parking Corp. ................................           200          4,000

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
CLARCOR, Inc. ........................................           200   $      3,550
Coinstar, Inc.+ ......................................           100          1,261
Comfort Systems USA, Inc.+ ...........................           300          1,913
Consolidated Graphics, Inc.+ .........................            58            743
Copart, Inc.+ ........................................           211          3,692
Cornell Corrections, Inc.+ ...........................         4,100         43,562
Corporate Executive Board Co. ........................         1,100         55,825
CoStar Group, Inc.+ ..................................            66          2,434
Delta & Pine Land Co. ................................           215          4,246
Diamond Technology Partners, Inc.+ ...................           937         61,608
Dollar Thrifty Automotive Group, Inc.+ ...............           200          3,437
DSET Corp.+ ..........................................           900         16,594
Education Management Corp.+ ..........................           177          2,555
Electro Rent Corp.+ ..................................           100          1,163
Encompass Services Corp.+ ............................           248          1,426
F.Y.I., Inc. + .......................................           100          2,712
First Consulting Group, Inc.+ ........................         1,000         16,250
Forrester Research, Inc.+ ............................            23          1,248
Foster Wheeler Corp. .................................           376          2,538
Franklin Covey Co.+ ..................................           215          1,559
Getty Images, Inc.+ ..................................           189          6,792
Global Industries Ltd.+ ..............................           813         11,890
Granite Construction, Inc. ...........................           172          4,644
HA-LO Industries, Inc.+ ..............................           272          2,142
Handleman Co.+ .......................................           242          2,148
Harland (John H.) Co. ................................           148          1,998
Harsco Corp. .........................................           215          6,222
Heidrick & Struggles International, Inc.+ ............            79          3,170
Hooper Holmes, Inc. ..................................         2,090         71,713
Hughes Supply, Inc. ..................................           115          1,783
Hussmann International, Inc. .........................           300          3,806
IMCO Recycling, Inc. .................................           177          1,958
Input/Output, Inc.+ ..................................           297          1,819
Insituform Technologies, Inc., Class A+ ..............           132          4,042
INSpire Insurance Solutions, Inc.+ ...................           200            650
Intergraph Corp.+ ....................................           284          2,520
Interim Services, Inc.+ ..............................           359          6,664
Invitrogen Corp.+ ....................................         1,335         77,513
Iron Mountain, Inc.+ .................................         2,408         82,022
IT Group, Inc.+ ......................................           200          1,513
ITT Educational Services, Inc.+ ......................           146          2,336
Jacobs Engineering Group, Inc.+ ......................           107          3,451
Jupiter Communications, Inc.+ ........................           600         13,800
Kelly Services, Inc., Class A ........................           100          2,394
Korn/Ferry International+ ............................           145          4,314
Kroll-O'Gara Co.+ ....................................         6,300         68,906
Labor Ready, Inc.+ ...................................         1,584         15,642
Lason, Inc.+ .........................................            89            587
McGrath Rentcorp. ....................................           900         14,287
MedQuist, Inc.+ ......................................           712         19,357
MemberWorks, Inc.+ ...................................           760         30,495

----------------
162

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Merisel, Inc.+ .......................................           380   $        641
Miami Computer Supply Corp.+ .........................           100          3,137
Mobile Mini, Inc.+ ...................................         1,700         33,150
Modis Professional Services, Inc.+ ...................         2,400         29,700
Morrison Management Specialists, Inc. ................            44          1,221
NationsRent, Inc.+ ...................................           159            835
Navigant Consulting Co.+ .............................           244          2,684
New England Business Service, Inc. ...................           130          2,243
Newpark Resources, Inc.+ .............................           400          3,200
NFO Worldwide, Inc.+ .................................           193          4,246
Nortek, Inc.+ ........................................            37            819
Oceaneering International, Inc.+ .....................           138          2,587
OEA, Inc.+ ...........................................           200          1,925
On Assignment, Inc.+ .................................           651         29,295
Owens & Minor, Inc. ..................................           300          3,187
Paxar Corp.+ .........................................           345          3,321
Paychex, Inc. ........................................         1,800         94,275
Personnel Group of America, Inc.+ ....................           246          1,507
Pre-Paid Legal Services, Inc.+ .......................           107          3,177
Profit Recovery Group International, Inc.+ ...........           212          3,922
Quanta Services, Inc.+ ...............................           221         13,412
R.H. Donnelley Corp.+ ................................           292          4,964
Renaissance Worldwide, Inc.+ .........................         3,500         18,266
Rent-A-Center, Inc.+ .................................           100          1,500
Rollins, Inc. ........................................            48            714
Romac International, Inc.+ ...........................           267          2,420
SCP Pool Corp.+ ......................................            40          1,225
Seitel, Inc.+ ........................................         2,300         18,256
SITEL Corp.+ .........................................           230          1,581
Smith International, Inc.+ ...........................         3,700        286,750
Specialty Equipment Cos., Inc.+ ......................           100          2,075
Staff Leasing, Inc.+ .................................           100            581
StaffMark, Inc.+ .....................................           269          2,135
StarTek Inc.+ ........................................            33          2,434
Stone & Webster, Inc. ................................           100          1,450
Technology Solutions Co.+ ............................         1,175         10,722
TeleTech Holdings, Inc.+ .............................         3,900        134,550
Tetra Tech, Inc.+ ....................................           224          5,320
UniFirst Corp. .......................................           100          1,125
UNOVA, Inc.+ .........................................           212          2,862
URS Corp.+ ...........................................           100          1,313
USEC, Inc. ...........................................           500          2,312
Veritas DGC, Inc.+ ...................................           168          4,725
Wackenhut Corp., Class A+ ............................           100          1,394
Wackenhut Corrections Corp.+ .........................           100            963
Waste Connections, Inc.+ .............................           200          2,425
Watsco, Inc. .........................................           105          1,096
Watts Industries, Inc., Class A ......................           103          1,275
WESCO International, Inc.+ ...........................           134          1,039
Westinghouse Air Brake Co. ...........................         1,830         19,444

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
ELECTRICAL EQUIPMENT -- 0.8%
C-Cube Microsystems, Inc.+ ...........................           259   $     18,858
Credence Systems Corp.+ ..............................           141         17,643
GenRad, Inc.+ ........................................           176          2,178
Hadco Corp.+ .........................................            78          5,041
ITI Technologies, Inc.+ ..............................            36          1,071
KEMET Corp.+ .........................................           251         15,876
LeCroy Corp.+ ........................................         1,400         22,050
Littelfuse, Inc.+ ....................................           103          3,779
Otter Tail Power Co. .................................            92          1,834
Power-One, Inc.+ .....................................            95          5,736
Roper Industries, Inc. ...............................           200          6,787
Smith (A.O.) Corp. ...................................           188          3,384
Technitrol, Inc. .....................................         1,000         58,250
UCAR International, Inc.+ ............................           296          3,903

MACHINERY -- 1.8%
Advanced Energy Industries, Inc.+ ....................           100          5,100
AGCO Corp. ...........................................           325          3,697
Albany International Corp., Class A+ .................           195          2,888
Applied Power, Inc., Class A .........................           288          8,208
AptarGroup, Inc. .....................................           200          5,337
Astec Industries, Inc.+ ..............................           100          2,656
Baldor Electric Co. ..................................           200          3,613
Blount International, Inc.+ ..........................           153          1,970
Chart Industries, Inc. ...............................           100            319
CMI Corp., Class A ...................................           200            913
Cognex Corp.+ ........................................           209         12,057
Columbus McKinnon Corp. ..............................           100          1,313
Commercial Intertech Corp. ...........................           178          3,504
CUNO, Inc.+ ..........................................           107          2,902
Dril-Quip, Inc.+ .....................................            39          1,838
Federal Signal Corp. .................................           300          5,419
Flow International Corp.+ ............................         2,100         24,675
Flowserve Corp. ......................................           200          2,575
Franklin Electric Co., Inc. ..........................            16          1,022
FSI International, Inc.+ .............................           163          3,342
Gardner Denver, Inc.+ ................................           165          3,104
Gerber Scientific, Inc. ..............................           219          4,229
Helix Technology Corp. ...............................           336         20,181
IDEX Corp. ...........................................           181          4,932
JLG Industries, Inc. .................................           290          2,646
Kaydon Corp. .........................................           194          5,299
Kulicke & Soffa Industries, Inc.+ ....................         1,777        113,839
Lincoln Electric Holdings, Inc. ......................           300          7,256
Lindsay Manufacturing Co. ............................            39            668
MagneTek, Inc.+ ......................................           289          2,637
Manitowoc, Inc. ......................................           150          4,059
Matthews International Corp., Class A ................         1,000         22,625
Mettler-Toledo International, Inc.+(1) ...............           253         10,357
Milacron, Inc. .......................................           200          2,888
Miller Industries, Inc.+ .............................           400          1,525

----------------
164

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MACHINERY (CONTINUED)
Moog, Inc., Class A+ .................................           400   $      7,350
Morrison Knudsen Corp.+ ..............................           300          2,213
NACCO Industries, Inc., Class A ......................            58          2,780
Nordson Corp. ........................................           100          4,606
Precision Castparts Corp. ............................           161          5,876
Presstek, Inc.+ ......................................           288          6,840
Regal-Beloit Corp. ...................................           192          3,360
Sauer, Inc. ..........................................           168          1,628
Semitool, Inc+ .......................................         1,400         25,462
SpeedFam-IPEC, Inc.+ .................................           142          2,822
SPS Technologies, Inc.+ ..............................           100          3,050
Standex International Corp. ..........................           100          1,550
Stewart & Stevenson Services, Inc. ...................           200          2,250
Tennant Co. ..........................................           100          3,100
Terex Corp.+ .........................................           163          2,343
Thomas Industries, Inc. ..............................           100          1,875
Valence Technology, Inc.+ ............................           200          4,713
Vicor Corp.+ .........................................           100          1,800

MULTI-INDUSTRY -- 0.4%
Applied Industrial Technologies, Inc. ................           100          1,600
Asyst Technologies, Inc.+ ............................           197         11,525
Chemed Corp. .........................................           100          3,000
Dexter Corp. .........................................           124          6,572
Gentek, Inc. .........................................           120          1,680
Justin Industries, Inc. ..............................           100          1,800
Mechanical Technology, Inc.+ .........................           100          7,100
Ogden Corp. ..........................................           324          3,868
PerkinElmer, Inc. ....................................           285         18,952
Pittston Brink's Group ...............................           264          4,488
Plexus Corp.+ ........................................           105          6,996
Tredegar Corp. .......................................           181          4,876
Trinity Industries, Inc. .............................           245          5,803
Volt Information Sciences, Inc.+ .....................            27            970
Walter Industries, Inc. ..............................           300          2,325

TRANSPORTATION -- 1.3%
ABC-NACO, Inc.+ ......................................           200          1,750
Airborne Freight Corp. ...............................           297          7,128
Alexander & Baldwin, Inc. ............................           329          6,786
American Freightways Corp.+ ..........................           200          2,988
Arnold Industries, Inc. ..............................           100          1,281
C.H. Robinson Worldwide, Inc. ........................           300         11,175
Circle International Group, Inc. .....................           129          3,354
Consolidated Freightways Corp.+ ......................           126            744
Covenant Transport, Inc., Class A+ ...................           100          1,588
EGL, Inc.+ ...........................................           130          3,039
Florida East Coast Industries, Inc. ..................           200          9,700
Forward Air Corp.+ ...................................            70          1,658
Fritz Companies, Inc.+ ...............................            67            678
Heartland Express, Inc.+ .............................           200          2,809
Hunt (J.B.) Transportation Services, Inc. ............           130          1,779

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
TRANSPORTATION (CONTINUED)
Interpool, Inc. ......................................           100   $        656
Kirby Corp.+ .........................................           113          2,232
Landstar System, Inc.+ ...............................            48          2,628
M.S. Carriers, Inc.+ .................................           100          2,350
Newport News Shipbuilding, Inc. ......................           204          6,171
Offshore Logistics, Inc.+ ............................         2,327         32,287
Oshkosh Truck Corp. ..................................         2,200         68,337
Overseas Shipholding Group, Inc. .....................           165          3,785
RailWorks Corp.+ .....................................         6,500         65,812
Rollins Truck Leasing Corp. ..........................           400          3,375
Swift Transportation Co., Inc.+ ......................           188          3,854
USFreightways Corp. ..................................           200          7,488
Wabash National Corp. ................................           200          2,788
Werner Enterprises, Inc. .............................           200          3,400
Wisconsin Central Transportation Corp.+ ..............           400          4,900
XTRA Corp.+ ..........................................           108          4,104
Yellow Corp.+ ........................................           300          5,531
                                                                       ------------
                                                                          2,839,240
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 7.6%
BROADCASTING & MEDIA -- 6.0%
Ackerley Group, Inc. .................................           100          1,513
ACTV, Inc.+ ..........................................           223          7,819
Acxiom Corp.+ ........................................         2,700         89,775
Adaptive Broadband Corp.+ ............................           252         13,482
ADVO, Inc.+ ..........................................           183          4,575
Aerial Communications, Inc.+ .........................           154          8,749
AMC Entertainment, Inc.+ .............................           188            952
American Mobile Satellite Corp.+ .....................           100          2,400
Applied Graphics Technologies, Inc.+ .................           200          1,200
Belden, Inc. .........................................           200          5,500
Carmike Cinemas, Inc., Class A+ ......................           100            544
CellNet Data Systems, Inc.+ ..........................           400            113
Cinar Corp., Class B+# ...............................         3,000         15,000
Cumulus Media, Inc., Class A+ ........................           119          1,711
Data Broadcasting Corp.+ .............................           198          1,510
e4L, Inc.+ ...........................................           101            215
EchoStar Communications Corp., Class A+ ..............         1,800        142,200
Emmis Communications Corp., Class A+ .................           240         11,160
EMS Technologies, Inc.+ ..............................         1,800         36,000
Entercom Communications Corp.+ .......................         1,241         63,291
Gaylord Entertainment Co. ............................           100          2,712
Glenayre Technologies, Inc.+ .........................           377          6,621
Gray Communications Systems, Inc. ....................            42            499
Grey Advertising, Inc. ...............................             1            409
Harmonic, Inc.+ ......................................           169         14,069
Imation Corp.+ .......................................           240          6,405
Journal Register Co.+ ................................           300          4,425
Launch Media, Inc.+ ..................................           103          1,609
Lee Enterprises, Inc. ................................           242          6,322

----------------
166

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Macrovision Corp.+ ...................................           164   $     14,124
Mail-Well, Inc.+ .....................................           200          1,738
Marketing Services Group, Inc.+ ......................           118          2,094
Modem Media Poppe Tyson, Inc.+ .......................            28            907
Netro Corp.+ .........................................           700         45,511
On Command Corp.+ ....................................           100          1,500
Paging Network, Inc.+ ................................           516          1,338
ParkerVision, Inc.+ ..................................           100          2,950
Paxson Communications Corp.+ .........................           140          1,085
Pegasus Communications Corp.+ ........................         1,000        140,750
Penton Media, Inc. ...................................           111          2,886
Pinnacle Holdings, Inc.+ .............................           224         12,376
Playboy Enterprises, Inc., Class B+ ..................           100          1,988
Polycom, Inc.+ .......................................           132         10,453
Powerwave Technologies, Inc.+ ........................         1,100        137,500
Proxim, Inc.+ ........................................           574         73,472
Pulitzer, Inc. .......................................           100          4,087
Radio One, Inc.+ .....................................            52          3,464
Regent Communications, Inc. ..........................           600          7,425
Salem Communications Corp., Class A+ .................         1,300         15,519
Scholastic Corp.+ ....................................           157          8,468
Sinclair Broadcast Group, Inc., Class A+ .............           117          1,046
Sirius Satellite Radio, Inc.+ ........................           116          6,612
Spanish Broadcasting System, Inc., Class A+ ..........         2,700         63,323
United Television, Inc. ..............................            16          2,118
ValueVision International, Inc. Class A+ .............         1,432         59,249
VoiceStream Wireless Corp.+ ..........................           176         22,658
Wavo Corp.+ ..........................................           141            630
WebLink Wireless, Inc.+ ..............................           300          4,012
Westwood One, Inc.+ ..................................           538         19,502
Xircom, Inc.+ ........................................         1,032         38,184
Youthstream Media Networks, Inc.+ ....................            60            788
Ziff-Davis, Inc. - ZD+ ...............................         6,138         95,906
Ziff-Davis, Inc. - ZDNet+ ............................           100   2,125 ......

ENTERTAINMENT PRODUCTS -- 0.5%
Arctic Cat, Inc. .....................................           100          1,025
Callaway Golf Co. ....................................           451          6,991
Championship Auto Racing Teams, Inc.+ ................           900         19,800
Citadel Communications Corp.+ ........................           136          5,738
Direct Focus, Inc.+ ..................................            36          1,001
Enesco Group, Inc. ...................................           167          1,179
Harman International Industries, Inc. ................           100          6,000
JAAKS Pacific, Inc.+ .................................           171          3,687
Meade Instruments Corp.+ .............................           500         34,500
National R.V. Holdings, Inc.+ ........................            91          1,439
Polaroid Corp. .......................................           293          6,959
Steinway Musical Instruments, Inc.+ ..................           100          1,881
Universal Electronics, Inc.+ .........................           400          9,700
Zany Brainy, Inc.+ ...................................         2,800         13,650

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM -- 1.1%
Advantica Restaurant Group, Inc.+ ....................           300   $        450
AirTran Holdings, Inc.+ ..............................           370          1,630
Alaska Air Group, Inc.+ ..............................           174          5,231
America West Holdings Corp., Class B+ ................           200          3,100
American Classic Voyages Co.+ ........................         1,135         28,588
AMF Bowling, Inc.+ ...................................           500          1,063
Amtran, Inc.+ ........................................            58          1,037
Anchor Gaming+ .......................................           100          3,794
Applebee's International, Inc. .......................           123          3,459
Argosy Gaming Co.+ ...................................           127          1,810
Avado Brands, Inc. ...................................           260            731
Aztar Corp.+ .........................................           358          3,401
Bob Evans Farms, Inc. ................................           277          3,462
Boca Resorts, Inc., Class A+ .........................           200          1,713
Buffets, Inc.+ .......................................           379          3,423
CBRL Group, Inc. .....................................           314          3,140
CEC Entertainment, Inc.+ .............................           179          4,855
Choice Hotels International, Inc.+ ...................           300          4,331
Churchill Downs, Inc. ................................            30            791
CKE Restaurants, Inc. ................................           300          1,913
Consolidated Products, Inc.+ .........................           220          2,076
Crestline Capital Corp.+ .............................           169          2,947
Dave & Buster's, Inc.+ ...............................           133          1,189
Dover Downs Entertainment, Inc. ......................            48            612
Extended Stay America, Inc. + ........................           500          3,750
Fairfield Communities, Inc.+ .........................           292          2,318
Family Golf Centers, Inc.+ ...........................           129            129
Frontier Airlines, Inc.+ .............................         2,016         23,940
IHOP Corp.+ ..........................................           194          2,716
Jack in the Box, Inc.+ ...............................           270          5,754
Landry's Seafood Restaurants, Inc.+ ..................           265          1,689
Lone Star Steakhouse & Saloon, Inc.+ .................           218          2,221
Luby's, Inc. .........................................           253          2,388
Marcus Corp. .........................................           200          2,587
Mesaba Holdings, Inc.+ ...............................           139          1,590
Midwest Express Holdings, Inc.+ ......................           100          2,563
Monaco Coach Corp.+ ..................................            82          1,558
O'Charleys, Inc. .....................................           100          1,300
P.F. Chang's China Bistro, Inc.+ .....................           600         19,875
Papa John's International, Inc.+ .....................           113          3,729
Pinnacle Entertainment, Inc.+ ........................           155          3,148
Prime Hospitality Corp.+ .............................           300          2,175
Ruby Tuesday, Inc. ...................................           200          3,500
Ryan's Family Steak Houses, Inc.+ ....................           320          3,060
SkyWest, Inc. ........................................           509         19,915
Sonic Corp.+ .........................................           100          2,725
Station Casinos, Inc.+ ...............................           157          3,425
Steiner Leisure Ltd.+ ................................         1,400         26,950
Sunterra Corp.+ ......................................           200            400
The Cheesecake Factory, Inc.+ ........................           114          4,745
Trans World Airlines, Inc.+ ..........................           400            925

----------------
168

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
United States Franchise Systems, Inc., Class A+ ......           182   $        910
Vail Resorts, Inc.+ ..................................           196          3,160
WMS Industries, Inc.+ ................................           150          1,481
Wyndham International, Inc., Class A+ ................           887          1,663
                                                                       ------------
                                                                          1,611,153
                                                                       ------------

INFORMATION TECHNOLOGY -- 40.3%
COMMUNICATION EQUIPMENT -- 3.6%
ACT Networks, Inc.+ ..................................           200          2,025
ANADIGICS, Inc.+ .....................................           668         44,088
Ancor Communications, Inc.+ ..........................           180          7,403
Anicom, Inc.+ ........................................           165          1,000
Anixter International, Inc.+ .........................           189          5,268
Apex, Inc.+ ..........................................           155          5,754
Auspex Systems, Inc. .................................           181          1,991
Banyan Systems, Inc.+ ................................           200          3,513
Cable Design Technologies Corp.+ .....................         1,285         43,610
CellStar Corp.+ ......................................         6,325         50,600
Clarent Corp.+ .......................................           400         36,075
Computer Network Technology Corp.+ ...................           136          2,380
Digital Microwave Corp.+ .............................         4,331        146,713
Emulex Corp.+ ........................................           212         23,134
Extreme Networks, Inc.+ ..............................           400         31,600
International FiberCom, Inc.+ ........................           128          3,040
Network Appliance, Inc.+ .............................         3,200        264,800
Network Equipment Technologies, Inc.+ ................           141          1,410
Network Peripherals, Inc.+ ...........................            76          2,698
P-Com, Inc.+ .........................................         2,001         37,018
PairGain Technologies, Inc.+ .........................         1,110         20,743
PictureTel Corp.+ ....................................           266          2,328
Tekelec, Inc.+ .......................................           200          7,425
Visual Networks, Inc.+ ...............................           125          7,094

COMPUTER SERVICES -- 5.7%
Advent Software, Inc.+ ...............................           200          9,175
American Management Systems, Inc.+ ...................           276         12,092
Analysts International Corp. .........................           140          1,383
AnswerThink Consulting Group, Inc.+ ..................         3,162         77,271
Aspect Development, Inc.+ ............................           892         57,422
Aspen Technology, Inc.+ ..............................           155          6,258
AXENT Technologies, Inc.+ ............................           200          3,763
Bell & Howell Co.+ ...................................           100          3,125
Black Box Corp.+ .....................................           113          7,823
Bottomline Technologies, Inc.+ .......................           100          3,644
Brio Technology, Inc.+ ...............................           106          4,001
Cambridge Technology Partners, Inc.+ .................         6,304         85,498
CCC Information Services Group, Inc.+ ................           200          4,300
CheckFree Holdings Corp.+ ............................         1,200         84,600
CHS Electronics, Inc.+ ...............................           310            213
CIBER, Inc.+ .........................................         1,460         29,930
Cognizant Technology Solutions Corp.+ ................            60          3,750

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SERVICES (CONTINUED)
Complete Business Solutions, Inc.+ ...................           726   $     16,244
CompuCom Systems, Inc.+ ..............................           352          1,848
Computer Horizons Corp.+ .............................           205          3,511
Computer Task Group, Inc. ............................            66            726
Concurrent Computer Corp.+ ...........................           341          4,326
Cotelligent, Inc.+ ...................................           200          1,163
Documentum, Inc.+ ....................................         1,700        132,600
eLoyalty Corp. .......................................         1,175         28,053
Entrust Technologies, Inc.+ ..........................         1,800        153,141
FactSet Research Systems, Inc. .......................           103          2,787
Fair, Isaac & Co., Inc. ..............................           100          3,887
FileNET Corp.+ .......................................           255          7,586
i2 Technologies, Inc.+ ...............................           800         97,700
iGate Capital Corp.+ .................................         2,608        117,686
InaCom Corp.+ ........................................           262            721
Information Resources, Inc.+ .........................           281          2,248
Informix Corp.+ ......................................         1,631         27,625
InfoUSA, Inc.+ .......................................           112          1,022
Manhattan Associates, Inc.+ ..........................           900         30,825
Manugistics Group, Inc.+ .............................           777         39,044
MAPICS, Inc.+ ........................................           200          3,188
MarchFirst, Inc.+ ....................................         1,224         43,681
Maxtor Corp.+ ........................................           378          4,890
Mentor Graphics Corp.+ ...............................           400          6,050
Metamor Worldwide, Inc.+ .............................           200          5,662
Per-Se Technologies, Inc.+ ...........................           184          1,081
ProBusiness Services, Inc.+ ..........................            72          1,859
Procurenet, Inc.# ....................................           200              0
QRS Corp.+ ...........................................            88          6,622
QuadraMed Corp.+ .....................................           165            949
Schawk, Inc. .........................................           100            788
Standard Register Co. ................................           151          1,944
Sybase, Inc.+ ........................................           581         11,802
Sykes Enterprises, Inc.+ .............................         2,010         38,316
Tyler Technologies, Inc.+ ............................           300          1,781
Wallace Computer Services, Inc. ......................           200          2,363
Wind River Systems, Inc.+ ............................           329         11,926
Zomax, Inc.+ .........................................           100          6,025

COMPUTERS & BUSINESS EQUIPMENT -- 3.4%
Advanced Digital Information Corp.+ ..................         3,048        104,394
Anacomp, Inc.+ .......................................           100          1,556
AVT Corp.+ ...........................................           163          1,925
Brooktrout, Inc.+ ....................................           100          2,900
Cybex Computer Products Corp.+ .......................           150          5,644
Daisytek International Corp.+ ........................           161          2,546
Echelon Corp.+ .......................................           112          7,336
Henry (Jack) & Associates, Inc. ......................           160          5,900
Hutchinson Technology, Inc.+ .........................           135          2,379
Identix, Inc.+ .......................................         1,650         45,994
In Focus Systems, Inc.+ ..............................         1,127         40,361

----------------
170

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
Insight Enterprises, Inc.+ ...........................         1,350   $     49,191
Interface, Inc. ......................................           254          1,080
Iomega Corp.+ ........................................         1,641          6,256
Komag, Inc.+ .........................................           300          1,139
Kronos, Inc.+ ........................................           103          3,051
Mercury Computer Systems, Inc.+ ......................           122          5,963
MICROS Systems, Inc.+ ................................         1,500         94,406
Microtouch Systems, Inc.+ ............................         1,400         17,937
MMC Networks, Inc.+ ..................................           200          6,600
MTI Technology Corp.+ ................................           200          5,275
National Computer Systems, Inc. ......................         1,800         91,350
PubliCARD, Inc.+ .....................................           143          1,394
Radiant Systems, Inc.+ ...............................           100          6,288
RadiSys Corp.+ .......................................         1,905        114,538
RSA Security, Inc.+ ..................................           248         12,849
S3, Inc.+ ............................................           463          9,723
SanDisk Corp.+ .......................................           314         38,465
Systemax, Inc.+ ......................................           300          2,738
Systems & Computer Technology Corp.+ .................           200          4,675
U.S. Office Products Co.+ ............................           400          1,000
United Stationers, Inc.+ .............................           200          7,137
Virco Manufacturing Corp. ............................           104          1,079
Wave Systems Corp., Class A+ .........................           244          9,745
Western Digital Corp.+ ...............................           648          4,820
Zebra Technologies Corp., Class A+ ...................           149          7,450

COMPUTER SOFTWARE -- 4.8%
3Dfx Interactive, Inc.+ ..............................           100          1,194
Acclaim Entertainment, Inc.+ .........................           270            894
Activision, Inc.+ ....................................         2,265         27,322
Actuate Corp.+ .......................................           162          8,718
Avant! Corp.+ ........................................           253          3,163
Avid Technology, Inc.+ ...............................           146          2,610
BindView Development Corp.+ ..........................           200          6,212
Concord Communications, Inc.+ ........................            82          2,916
Daleen Technologies, Inc.+ ...........................           700         14,394
Datastream Systems, Inc.+ ............................           161          4,669
Epicor Software Corp.+ ...............................           268          2,278
Exchange Applications, Inc.+ .........................         1,200         63,506
Great Plains Software, Inc.+ .........................            59          3,149
HNC Software, Inc.+ ..................................           175         12,611
Hyperion Solutions Corp.+ ............................           200          6,500
IMRglobal Corp.+ .....................................         1,600         23,000
Informatica Corp.+ ...................................           100          7,681
ISS Group, Inc.+ .....................................           173         20,154
JDA Software Group, Inc.+ ............................           115          1,682
Kana Communications, Inc.+ ...........................           300         20,400
Landmark Systems Corp.+ ..............................         1,900          9,500
Mercator Software, Inc.+ .............................           106          8,805
Mercury Interactive Corp.+ ...........................           466         36,930
Micromuse, Inc.+ .....................................           832        115,492

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SOFTWARE (CONTINUED)
MicroStrategy, Inc.+ .................................           503   $     43,792
Midway Games, Inc.+ ..................................           194          2,571
Mission Critical Software, Inc.+ .....................           800         48,900
National Instruments Corp.+ ..........................         1,107         51,960
NEON Systems, Inc.+ ..................................            32          1,056
New Era of Networks, Inc.+ ...........................           300         11,775
NVIDIA Corp.+ ........................................           936         79,077
ONYX Software Corp.+ .................................           128          4,080
Optio Software, Inc.+ ................................         1,100         13,887
Pegasystems, Inc.+ ...................................           163          1,956
Peregrine Systems, Inc.+ .............................           340         22,801
Pervasive Software, Inc.+ ............................           100          1,288
Pinnacle Systems, Inc.+ ..............................           232          7,714
Policy Management Systems Corp.+ .....................           200          2,400
Private Business, Inc.+ ..............................           100            300
Progress Software Corp.+ .............................           200          4,687
Project Software & Development, Inc.+ ................           500         28,250
Razorfish, Inc.+ .....................................            81          2,228
Remedy Corp.+ ........................................           166          6,993
SAGA SYSTEMS, Inc.+ ..................................           245          8,759
Sanchez Computer Associates, Inc.+ ...................           100          3,512
Santa Cruz Operation, Inc.+ ..........................            97            909
ScanSoft, Inc.+ ......................................         2,271         11,499
Serena Software, Inc. ................................            60          1,913
Siebel Systems, Inc.+(2) .............................         1,100        131,381
SPSS, Inc.+ ..........................................            33          1,048
SS&C Technologies, Inc.+ .............................           200          1,163
Structural Dynamics Research Corp.+ ..................           200          2,700
SVI Holdings, Inc.+ ..................................           161          1,590
TenFold Corp.+ .......................................            21          1,271
THQ, Inc.+ ...........................................         1,150         20,556
Transaction Systems Architects, Inc., Class A+ .......         1,400         40,425
Verity, Inc.+ ........................................           882         35,941
WebTrends Corp.+ .....................................            76          5,472

ELECTRONICS -- 6.2%
Actel Corp.+ .........................................           112          3,997
Aeroflex, Inc.+ ......................................           106          5,247
Alliance Semiconductor Corp.+ ........................           161          3,451
Alpha Industries, Inc.+ ..............................           103          9,785
American Superconductor Corp.+ .......................           100          4,450
American Xtal Technology, Inc.+ ......................           106          3,432
AMETEK, Inc. .........................................           200          3,850
Amkor Technology, Inc.+ ..............................           500         26,531
Ampex Corp., Class A+ ................................         3,794         11,856
Amphenol Corp., Class A+ .............................            99         10,123
Analogic Corp. .......................................           917         33,814
Applied Materials, Inc.+ .............................           175         16,515
Artesyn Technologies, Inc.+ ..........................         1,900         35,981
ATMI, Inc.+@ .........................................           118          5,635
Benchmark Electronics, Inc.+ .........................           100          3,700

----------------
172

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
BMC Industries, Inc. .................................           200   $      1,138
Broadcom Corp., Class A+(2) ..........................           900        218,587
Brooks Automation, Inc.+ .............................           100          6,250
Burr-Brown Corp.+ ....................................           253         13,757
Checkpoint Systems, Inc.+ ............................           189          1,583
Cirrus Logic, Inc.+ ..................................           397          7,245
Cohu, Inc. ...........................................           168          7,004
Cree Research, Inc.+ .................................           175         19,753
CTS Corp. ............................................           181         10,317
Cymer, Inc.+ .........................................           186          9,300
Cypress Semiconductor Corp.+@ ........................           689         33,976
Dallas Semiconductor Corp. ...........................           386         13,558
DII Group, Inc.+ .....................................           233         26,344
DSP Group, Inc.+ .....................................           152         10,032
DuPont Photomasks, Inc.+ .............................            20          1,159
Electro Scientific Industries, Inc.+ .................           200         11,600
Electroglas, Inc.+ ...................................           115          3,939
EMCORE Corp.+ ........................................           100         11,506
ESS Technology, Inc. + ...............................           172          3,010
Exar Corp.+ ..........................................           150         10,734
Fisher Scientific International, Inc.+ ...............           246         10,947
General Semiconductor, Inc.+ .........................           200          3,450
Harmon Industries, Inc. ..............................           100          1,813
hi/fn, Inc. ..........................................            37          2,407
Innovex, Inc. ........................................           183          1,790
Integrated Device Technology, Inc.+ ..................           537         21,279
International Rectifier Corp.+ .......................           311         11,857
InterVoice-Brite, Inc.+ ..............................           194          5,602
Kent Electronics Corp.+ ..............................           185          5,400
Kopin Corp.+ .........................................           190         13,062
Lam Research Corp.+ ..................................           759         34,202
Lattice Semiconductor Corp.+ .........................           299         20,239
Linear Technology Corp. ..............................         1,600         88,000
LTX Corp.+ ...........................................           265         11,975
MEMC Electronic Materials, Inc.+ .....................           200          4,025
Methode Electronics, Inc., Class A ...................           222         11,211
Micrel, Inc.+ ........................................           189         18,144
Micron Electronics, Inc.+ ............................           230          3,220
MIPS Technologies, Inc., Class A+ ....................            67          3,727
MKS Instruments, Inc.+ ...............................            29          1,465
NeoMagic Corp.+ ......................................           118            586
Park Electrochemical Corp. ...........................            40            980
Pegasus Systems, Inc.+ ...............................         2,224         35,167
Phoenix Technologies Ltd.+ ...........................         1,200         25,350
Photronics, Inc.+ ....................................           122          4,308
Pioneer-Standard Electronics, Inc. ...................           151          2,378
PMC-Sierra, Inc.+ ....................................           300         61,106
Power Integrations, Inc.+ ............................           135          3,375
PRI Automation, Inc.+ ................................           121          7,396
Read-Rite Corp.+ .....................................           302          1,416
Rogers Corp.+ ........................................            36          2,259

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Rudolph Technologies, Inc.+ ..........................           200   $      9,000
Sawtek, Inc.+ ........................................         1,652         86,833
Semtech Corp.+ .......................................           200         12,812
Sensormatic Electronics Corp.+ .......................           417          9,356
Silicon Valley Group, Inc.+ ..........................           278          7,645
Siliconix, Inc. ......................................            27          2,567
SIPEX Corp.+ .........................................           181          6,392
SonoSite, Inc.+ ......................................           900         29,925
Stoneridge, Inc.+ ....................................           100          1,150
Tektronix, Inc. ......................................           270         15,120
Therma-Wave, Inc.+ ...................................           200          6,800
Three-Five Systems, Inc.+ ............................           600         36,000
TranSwitch Corp.+ ....................................           264         25,377
Trimble Navigation Ltd.+ .............................           140          3,605
TriQuint Semiconductor, Inc.+ ........................           200         14,700
Ultratech Stepper, Inc.+ .............................           141          2,009
Varian Semiconductor Equipment Associates, Inc.+ .....           186         11,834
Varian, Inc.+ ........................................           239          9,172
Veeco Instruments, Inc.+ .............................            48          3,552

INTERNET CONTENT -- 4.3%
24/7 Media, Inc.+ ....................................           100          3,950
About.com, Inc.+ .....................................            19          1,674
Alloy Online, Inc.+ ..................................         1,000         16,688
Ashton Technology Group, Inc.+ .......................           163          1,375
barnesandnoble.com, Inc.+ ............................           192          1,812
Beyond.com Corp.+ ....................................           100            428
CDnow, Inc.+ .........................................           100            378
Critical Path, Inc.+(2) ..............................           600         51,000
Cyberian Outpost, Inc.+ ..............................           700          5,950
EarthWeb, Inc.+ ......................................            28            690
Egghead.com, Inc.+ ...................................           120            844
eLOT, Inc.+ ..........................................           600          3,525
eMerge Interactive, Inc., Class A+ ...................         1,300         39,162
Fatbrain.com, Inc.+ ..................................           100          1,081
FiNet.com, Inc.+ .....................................           400            513
FVC.COM, Inc.+ .......................................         1,800         32,175
Go2Net, Inc.+ ........................................           144         11,601
GTECH Holdings Corp.+ ................................           200          3,713
iGo Corp.+ ...........................................         1,600         11,500
Internet Capital Group, Inc.+ ........................           100          9,031
iVillage, Inc.+ ......................................            87          1,363
Learn2.com, Inc.+ ....................................           300          1,238
MessageMedia, Inc.+ ..................................           167          2,119
Multex.com, Inc.+ ....................................           900         33,412
NBC Internet, Inc., Class A+ .........................         1,500         64,594
Net.Bank, Inc.+ ......................................           133          1,729
OnHealth Network Co.+ ................................           102            427
Rare Medium Group, Inc.+ .............................           206          9,090
S1 Corp.+ ............................................         2,342        200,680
SierraCities.com, Inc.+ ..............................           100          1,338

----------------
174

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET CONTENT (CONTINUED)
SportsLine.com, Inc.+ ................................           107   $      3,150
Stamps.com, Inc.+ ....................................         2,500         48,281
Student Advantage, Inc.+ .............................         3,900         39,000
Switchboard, Inc.+ ...................................         1,100         37,812
Travelocity.com, Inc. ................................           100          2,938
VerticalNet, Inc.+ ...................................           219         29,784
Vicinity Corp.+ ......................................           400         13,900
Yahoo!, Inc.+ ........................................         1,300        222,787

INTERNET SOFTWARE -- 7.4%
Agile Software Corp.+ ................................           400         25,000
Allaire Corp.+ .......................................            80          6,050
America Online, Inc.+ ................................         1,200         80,700
Ariba, Inc.+ .........................................           200         41,925
Art Technology Group, Inc.+ ..........................         1,100         72,256
BroadVision, Inc.+ ...................................         1,086         48,734
CAIS Internet, Inc.+ .................................           100          2,419
Commerce One, Inc.+ ..................................           200         29,850
Concentric Network Corp.+ ............................           274         15,070
CyberCash, Inc. + ....................................           116          1,566
Digital River, Inc.+ .................................           100          2,150
E.piphany, Inc.+ .....................................           100         13,356
eCollege.com, Inc.+ ..................................         1,400          9,800
Engage Technologies, Inc.+ ...........................           700         53,419
Etinuum, Inc.+ .......................................           700          6,650
Globix Corp.+ ........................................           101          3,851
Harbinger Corp.+ .....................................         4,654        135,548
HearMe, Inc.+ ........................................            51          1,288
Inktomi Corp.+(2) ....................................         1,000        195,000
InterVU, Inc. ........................................            56          5,040
Intraware, Inc.+ .....................................           100          4,131
Lionbridge Technologies, Inc.+ .......................         1,300         19,825
Macromedia, Inc.+ ....................................           800         72,250
Net Perceptions, Inc.+ ...............................           100          3,694
Netopia, Inc.+ .......................................         1,844        132,653
OneMain.com, Inc.+ ...................................           126          1,425
Open Market, Inc.+ ...................................           213          5,485
Portal Software, Inc.+ ...............................         1,100         62,631
Primus Knowledge Solutions, Inc.+ ....................           400         34,400
Proxicom, Inc.+ ......................................           200          8,862
RAVISENT Technologies, Inc.+ .........................         1,000         13,875
RealNetworks, Inc.+ ..................................           500         28,469
Rhythms NetConnections, Inc.+ ........................           800         29,450
Silknet Software, Inc.+ ..............................            18          1,872
SoftNet Systems, Inc.+ ...............................           111          3,247
Software.com, Inc.+ ..................................           500         64,437
Spyglass, Inc.+ ......................................           100          7,755
USinternetworking, Inc.+ .............................           125          4,824
Vignette Corp.+ ......................................         1,000        160,250
Vitria Technology, Inc.+ .............................           300         30,244
WatchGuard Technologies, Inc.+ .......................         1,200        108,000

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET SOFTWARE (CONTINUED)
WorldGate Communications, Inc.+ ......................           100   $      3,006
ZixIt Corp.+ .........................................           100          7,281

TELECOMMUNICATIONS -- 4.9%
Adelphia Business Solutions, Inc.+ ...................            85          5,238
ADTRAN, Inc.+ ........................................           119          7,073
Advanced Fibre Communications, Inc.+ .................           474         29,714
Advanced Radio Telecom Corp.+ ........................           139          4,604
AirGate PCS, Inc.+ ...................................           800         84,400
Allen Telecom, Inc.+ .................................           270          4,303
Andrew Corp.+ ........................................           539         12,330
ANTEC Corp.+ .........................................           158          7,080
Arguss Holdings, Inc.+ ...............................           100          2,238
Aspect Communications Corp.+ .........................           312         11,563
Aware, Inc.+ .........................................           100          4,013
Boston Communications Group, Inc.+ ...................         1,300          9,425
C-COR.net Corp. ......................................           146          7,154
CapRock Communications Corp.+ ........................           300         14,700
Carrier Access Corp.+ ................................           100          5,325
Clearnet Communications, Inc., Class A+ ..............         1,800         74,137
Com21, Inc.+ .........................................           100          4,700
CommScope, Inc.+ .....................................           300         13,687
Comtech Telecommunications Corp.+ ....................         1,100         20,281
Copper Mountain Networks, Inc.+ ......................           500         40,969
Covad Communications Group, Inc.+ ....................           850         61,625
CT Communications, Inc. ..............................            50          3,000
CTC Communications Group, Inc.+ ......................           150          6,394
Dycom Industries, Inc.+ ..............................           273         13,309
e.spire Communications, Inc.+ ........................           336          2,363
Electric Lightwave, Inc., Class A+ ...................           100          2,388
General Communication, Inc., Class A+ ................           248          1,333
GST Telecommunications, Inc.+ ........................         1,400          8,575
ICG Communications, Inc.+ ............................           300         10,837
IDT Corp.+ ...........................................           161          6,681
Inet Technologies, Inc.+ .............................            27          1,429
Inter-Tel, Inc. ......................................           180          4,928
InterDigital Communications Corp.+ ...................           309          7,802
Intermedia Communications, Inc.+ .....................           304         14,687
IPC Communications, Inc.+ ............................            50         10,300
ITC DeltaCom, Inc.+ ..................................           400         14,250
Leap Wireless International, Inc.+ ...................           127         12,533
Lightbridge, Inc.+ ...................................         1,000         23,375
MasTec, Inc.+ ........................................           118         10,502
Metricom, Inc.+ ......................................           100          4,638
MGC Communications, Inc.+ ............................           906         64,779
MRV Communications, Inc.+ ............................           186         17,042
Nortel Networks Corp. ................................           184         23,184
North Pittsburgh Systems, Inc. .......................           100          1,313
NorthEast Optic Network, Inc.+ .......................            30          2,537
Pacific Gateway Exchange, Inc.+ ......................            75          1,102
Plantronics, Inc.+ ...................................         2,200        205,012

----------------
176

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Powertel, Inc.+ ......................................           155   $     10,724
Price Communications Corp.+ ..........................           285          6,555
Primus Telecommunications Group, Inc.+ ...............           176          9,097
PTEK Holdings, Inc.+ .................................           285          1,888
STAR Telecommunications, Inc.+ .......................           148            888
TALK.com, Inc.+ ......................................         3,600         57,600
Terayon Communication Systems, Inc.+ .................           100         20,500
True North Communications, Inc. ......................           259         10,182
Tut Systems, Inc.+ ...................................           100          5,956
Viatel, Inc.+ ........................................           100          5,019
West TeleServices Corp.+ .............................           145          3,734
Westell Technologies, Inc., Class A+ .................           183          5,833
World Access, Inc.+ ..................................           217          4,150
                                                                       ------------
                                                                          8,520,938
                                                                       ------------

MATERIALS -- 2.4%
CHEMICALS -- 1.0%
A. Schulman, Inc. ....................................           200          2,650
A.M. Castle & Co. ....................................           100          1,250
Airgas, Inc.+ ........................................           500          4,156
Albemarle Corp. ......................................           200          4,150
AMCOL International Corp. ............................           240          3,690
Arch Chemicals, Inc. .................................           113          2,260
Cambrex Corp. ........................................           128          5,568
ChemFirst, Inc. ......................................           173          3,363
CK Witco Corp. .......................................           758          7,722
Cytec Industries, Inc.+ ..............................           281          8,606
Ethyl Corp. ..........................................           600          1,838
Ferro Corp. ..........................................           200          3,562
General Cable Corp. ..................................           200          1,563
Geon Co. .............................................           100          2,150
Georgia Gulf Corp. ...................................           204          5,304
H.B. Fuller Co. ......................................           400         15,975
Hanna (M.A.) Co. .....................................           300          3,394
Lilly Industries, Inc., Class A ......................           200          2,475
MacDermid, Inc. ......................................            76          2,014
Mississippi Chemical Corp. ...........................           100            681
NL Industries, Inc. ..................................           200          2,600
Olin Corp. ...........................................           247          4,384
OM Group, Inc. .......................................         2,227        101,328
Omnova Solutions, Inc. ...............................           200          1,125
Scotts Co., Class A+ .................................           200          8,400
Spartech Corp. .......................................           140          4,812
Terra Industries, Inc. ...............................           200            463
U.S. Plastic Lumber Corp.+ ...........................           185          1,711
W.R. Grace & Co.+ ....................................           400          5,075
Wellman, Inc. ........................................           192          3,804

FOREST PRODUCTS -- 0.2%
Buckeye Technologies, Inc.+ ..........................           111          1,956
Caraustar Industries, Inc. ...........................           200          2,825

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
FOREST PRODUCTS (CONTINUED)
Chesapeake Corp. .....................................           105   $      3,104
Deltic Timber Corp. ..................................           100          2,369
EarthShell Corp.+ ....................................           300          1,238
Gaylord Container Corp., Class A+ ....................           351          2,238
Glatfelter (P.H.) Co. ................................           200          2,125
Greif Brothers Corp., Class A+ .......................           128          4,080
Ivex Packaging Corp.+ ................................           200          1,512
Longview Fibre Co. ...................................           300          4,425
Potlatch Corp. .......................................           159          6,837
Rayonier, Inc. .......................................           170          8,287
Republic Group, Inc. .................................           100          1,075
Rock-Tenn Co., Class A ...............................           100            975
Schweitzer-Mauduit International, Inc. ...............           169          2,186
Silgan Holdings, Inc.+ ...............................           100          1,213
Wausau-Mosinee Paper Corp. ...........................           338          4,373

METALS & MINERALS -- 1.2%
Alltrista Corp.+ .....................................            74          1,674
Barnes Group, Inc. ...................................           100          1,450
Battle Mountain Gold Co.+ ............................           800          1,550
Bethlehem Steel Corp.+ ...............................           800          4,800
Brush Wellman, Inc. ..................................           100          1,763
Carpenter Technology Corp. ...........................           163          3,392
Centex Construction Products, Inc. ...................            18            473
Cleveland-Cliffs, Inc. ...............................           100          2,381
Commercial Metals Co. ................................           100          2,763
Elcor Corp. ..........................................           129          4,450
Florida Rock Industries, Inc. ........................           100          2,800
Griffon Corp.+ .......................................           300          2,344
Hexcel Corp.+ ........................................           200          1,000
Intermet Corp. .......................................           138          1,259
Kennametal, Inc. .....................................           151          4,539
Lone Star Technologies, Inc.+ ........................           149          6,947
LTV Corp.+ ...........................................           600          2,138
Maverick Tube Corp.+ .................................         1,317         42,720
Metals USA, Inc. .....................................           300          1,988
Minerals Technologies, Inc. ..........................           100          4,456
Mueller Industries, Inc. + ...........................           230          6,986
Myers Industries, Inc. ...............................           168          2,016
National Steel Corp., Class B ........................           123            907
Oregon Steel Mills, Inc. .............................           157            608
Quanex Corp. .........................................           100          1,800
Reliance Steel & Aluminum Co. ........................           150          3,356
Rouge Industries, Inc., Class A ......................           100            631
Ryerson Tull, Inc. ...................................           129          2,000
Simpson Manufacturing Co., Inc.+ .....................            32          1,264
Southern Peru Copper Corp. ...........................           154          2,002
Steel Dynamics, Inc.+ ................................           400          4,625
Stillwater Mining Co.+ ...............................         2,530        101,200
Texas Industries, Inc. ...............................           110          3,424
Timken Co. ...........................................           300          4,875

----------------
178

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
METALS & MINERALS (CONTINUED)
Universal Forest Products, Inc. ......................           100   $      1,238
Valmont Industries, Inc. .............................           174          3,001
Wolverine Tube, Inc.+ ................................           152          1,948
Worthington Industries, Inc. .........................           490          6,064
                                                                       ------------
                                                                            509,723
                                                                       ------------

REAL ESTATE -- 1.5%
REAL ESTATE COMPANIES -- 0.1%
Catellus Development Corp.+ ..........................         1,000         13,875
CB Richard Ellis Services, Inc.+ .....................           100          1,088
Forest City Enterprises, Inc., Class A ...............           100          2,937
Jones Lang Lasalle, Inc.+ ............................           200          3,100
LNR Property Corp. ...................................           200          3,812
Trammell Crow Co.+ ...................................           200          2,213

REAL ESTATE INVESTMENT TRUSTS -- 1.4%
Alexander's, Inc.+ ...................................             9            572
Alexandria Real Estate Equities, Inc. ................           100          3,000
Amli Residential Properties Trust ....................           100          2,050
Associated Estates Realty Corp. ......................           200          1,613
Bedford Property Investors, Inc. .....................           100          1,606
Boykin Lodging Co. ...................................           200          2,350
Bradley Real Estate, Inc. ............................           200          3,412
Brandywine Realty Trust ..............................           200          3,425
BRE Properties, Inc. .................................           294          7,589
Burnham Pacific Properties, Inc. .....................           108            763
Cabot Industrial Trust ...............................           251          4,675
Camden Property Trust ................................           213          5,764
Capital Automotive REIT ..............................           274          3,288
Capstead Mortgage Corp. ..............................           328          1,271
CBL & Associates Properties, Inc. ....................           100          2,044
Center Trust, Inc. ...................................            42            268
CenterPoint Properties Corp. .........................           100          3,644
Charles E. Smith Residential Realty, Inc. ............           100          3,612
Chateau Communities, Inc. ............................           100          2,550
Chelsea GCA Realty, Inc. .............................           100          2,900
Colonial Properties Trust ............................           116          2,755
Commercial Net Lease Realty, Inc. ....................           345          3,601
Cornerstone Realty Income Trust, Inc. ................           200          2,163
Cousins Properties, Inc. .............................           160          5,890
Developers Diversified Realty Corp. ..................           393          5,453
EastGroup Properties, Inc. ...........................            47          1,011
Entertainment Properties Trust .......................           200          2,637
Equity Inns, Inc. ....................................           460          3,134
Essex Property Trust, Inc. ...........................           100          3,600
Federal Realty Investment Trust ......................           200          3,862
First Industrial Realty Trust, Inc. ..................           232          6,322
Gables Residential Trust .............................           108          2,430
Glenborough Realty Trust, Inc. .......................           391          5,669
Glimcher Realty Trust ................................           200          2,700
Golf Trust of America, Inc. ..........................           102          1,683

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Great Lakes REIT, Inc. ...............................           200   $      3,025
Health Care Property Investors, Inc. .................           456         11,599
Health Care REIT, Inc. ...............................           153          2,142
Healthcare Realty Trust, Inc. ........................           843         14,120
Home Properties of New York, Inc. ....................           100          2,675
Hospitality Properties Trust .........................           265          5,366
Innkeepers USA Trust .................................           400          3,250
IRT Property Co. .....................................           200          1,600
JDN Realty Corp. .....................................           200          2,075
JP Realty, Inc. ......................................            17            303
Kilroy Realty Corp. ..................................           125          2,633
Koger Equity, Inc. ...................................           200          3,450
LaSalle Hotel Properties .............................           100          1,250
LTC Properties, Inc. .................................           300          1,613
Macerich Co. .........................................           275          5,672
Manufactured Home Communities, Inc. ..................           200          4,625
Meristar Hospitality Corp. ...........................           291          5,074
MGI Properties, Inc. .................................           100            519
Mid-America Apartment Communities, Inc. ..............            62          1,395
Mills Corp. ..........................................           187          3,366
National Golf Properties, Inc. .......................           140          2,949
National Health Investors, Inc. ......................           149          1,779
Nationwide Health Properties, Inc. ...................           200          2,088
OMEGA Healthcare Investors, Inc. .....................           241          1,521
Pacific Gulf Properties, Inc. ........................            56          1,099
Parkway Properties, Inc. .............................           100          2,944
Pennsylvania Real Estate Investment Trust ............           162          2,633
Prentiss Properties Trust ............................           300          6,694
Prime Group Realty Trust .............................            36            515
Prime Retail, Inc. ...................................           264            578
PS Business Parks, Inc. ..............................           100          2,038
Realty Income Corp. ..................................           200          3,850
Reckson Associates Realty Corp. ......................           265          4,969
Redwood Trust, Inc. ..................................           100          1,481
Regency Realty Corp. .................................           232          4,582
RFS Hotel Investors, Inc. ............................           200          2,150
Shurgard Storage Centers, Inc., Class A ..............           133          3,475
SL Green Realty Corp. ................................           142          3,372
Sovran Self Storage, Inc. ............................           162          3,280
Storage USA, Inc. ....................................           200          6,125
Summit Properties, Inc. ..............................           300          5,737
Sun Communities, Inc. ................................           100          2,887
Tanger Factory Outlet Centers, Inc. ..................            89          1,708
Taubman Centers, Inc. ................................           300          3,337
Town & Country Trust .................................            31            519
U.S. Restaurant Properties, Inc. .....................           100          1,306
United Dominion Realty Trust, Inc. ...................           676          6,802
Urban Shopping Centers, Inc. .........................           100          2,906
Ventas, Inc.+ ........................................           300            994
Washington Real Estate Investment Trust ..............           300          4,500
Weingarten Realty Investors, Inc. ....................           138          5,071

----------------
180

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Westfield America, Inc. ..............................           200   $      2,712
                                                                       ------------
                                                                            308,684
                                                                       ------------

UTILITIES -- 1.9%
ELECTRIC UTILITIES -- 0.9%
Avista Corp. .........................................           300         12,225
Black Hills Corp. ....................................           100          2,206
CH Energy Group, Inc. ................................           160          4,860
Cleco Corp. ..........................................           198          6,583
CMP Group, Inc. ......................................           200          5,825
Eastern Utilities Associates .........................           188          5,898
El Paso Electric Co.+ ................................           300          3,113
Empire District Electric Co. .........................           192          3,768
Energy East Corp. ....................................            20            396
Hawaiian Electric Industries, Inc. ...................           300          9,544
IDACORP, Inc. ........................................           205          7,124
Independent Energy Holdings PLC+ .....................         1,800         80,775
Integrated Electrical Services, Inc.+ ................           112            588
Madison Gas & Electric Co. ...........................           200          3,575
Public Service Co. of New Mexico .....................           317          4,993
RGS Energy Group, Inc. ...............................           302          6,417
Sierra Pacific Resources Co. .........................           441          5,512
SIGCORP, Inc. ........................................           100          2,500
TNP Enterprises, Inc. ................................           100          4,381
UniSource Energy Corp. ...............................           200          2,938
United Illuminating Co. ..............................           100          3,925
WPS Resources Corp. ..................................           165          4,280

GAS & PIPELINE UTILITIES -- 1.0%
AGL Resources, Inc. ..................................           400          7,350
Atmos Energy Corp. ...................................           200          3,275
Cadiz, Inc.+ .........................................           200          1,700
California Water Service Group .......................           100          2,281
CTG Resources, Inc. ..................................            24            893
E'Town Corp. .........................................           100          6,325
Eastern Enterprises ..................................           178         10,658
Energen Corp. ........................................           200          3,187
Indiana Energy, Inc. .................................           200          3,900
Laclede Gas Co. ......................................           200          4,000
Louis Dreyfus Natural Gas Corp.+ .....................         2,175         73,950
MDU Resources Group, Inc. ............................           308          6,391
New Jersey Resources Corp. ...........................           100          4,275
Northwest Natural Gas Co. ............................           200          3,900
NorthWestern Corp. ...................................           100          2,063
NUI Corp. ............................................            37            957
ONEOK, Inc. ..........................................           200          5,000
Philadelphia Suburban Corp. ..........................           200          3,625
Piedmont Natural Gas, Inc. ...........................           300          7,819
SCANA Corp. ..........................................           242          5,944
SEMCO Energy, Inc. ...................................           200          2,375
SJW Corp. ............................................             3            351

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
GAS & PIPELINE UTILITIES (CONTINUED)
South Jersey Industries, Inc. ........................             8   $        226
Southern Union Co.+ ..................................           226          4,082
Southwest Gas Corp. ..................................           141          2,688
Southwestern Energy Co. ..............................           200          1,325
TransMontaigne, Inc.+ ................................         1,600         10,900
UGI Corp. ............................................           207          4,476
United Water Resources, Inc. .........................           144          5,004
Washington Gas Light Co. .............................           373         10,141
Western Gas Resources, Inc. ..........................           164          2,603
WICOR, Inc. ..........................................           247          7,657

TELEPHONE -- 0.0%
US LEC Corp., Class A+ ...............................            53          2,107
                                                                       ------------
                                                                            392,854
                                                                       ------------
TOTAL COMMON STOCK (cost $16,813,999).................                   20,314,810
                                                                       ------------

PREFERRED STOCK -- 0.0%
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.0%
HOUSING -- 0.0%
O'Sullivan Industries Holdings, Inc. 12.00% (cost
 $275)................................................           183            103
                                                                       ------------

OPTIONS -- 0.1%+
                                                          CONTRACTS
------------------------------------------------------------------------------------
PUT OPTIONS -- 0.1%
S & P 500 Index $1,400 expires 4/00...................             1            600
Vignette Corp. $210 expires 5/00......................             3         19,012
                                                                       ------------
TOTAL OPTIONS (cost $14,599) .........................                       19,612
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $16,828,873) .......                   20,334,525
                                                                       ------------

SHORT-TERM SECURITIES -- 0.1%                             PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 0.1%
United States Treasury Bills 5.07% due 4/06/00@.......  $     10,000          9,993
United States Treasury Bills 5.10% due 4/06/00@.......        20,000         19,986
                                                                       ------------
TOTAL SHORT-TERM SECURITIES (cost $29,979)............                       29,979
                                                                       ------------

----------------
182

REPURCHASE AGREEMENTS -- 3.2%                             PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.2%
Agreement with State Street Bank & Trust Co., bearing
 interest at 4.75%, dated 3/31/00, to be repurchased
 4/03/00 in the amount of $215,085 and collateralized
 by $165,000 of U.S. Treasury Bonds, bearing interest
 at 12.00%, due 8/15/13 and having an approximate
 value of $224,837....................................  $    215,000   $    215,000

State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3)...........................       467,000        467,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (cost $682,000)...........                      682,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $17,540,852)                     99.5%           21,046,504
Total Written Call Options --            (0.3)              (63,650)
Other assets less liabilities --          0.8               161,200
                                         ----          ------------
NET ASSETS --                            100.0%        $ 21,144,054
                                         ====          ============

-------------
+  Non-income producing securities
# Fair valued security; See Note 2
(1) Security represents an investment in an affiliated company; See Note 7
(2) The security or a portion thereof represents collateral for the written call options
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
---------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF               VALUE AT     VALUE AS OF      UNREALIZED
                        DESCRIPTION                CONTREXPIRATION DATE   TRADE DATE   MARCH 31, 2000   DEPRECIATION
--------------------------------------------------------------------------------------------------------------------
       1 Long           Standard & Poors 500 Index       June 2000         $78,619        $75,765         $(2,854)
                                                                                                          =======

OPEN COVERED WRITTEN CALL OPTIONS
-----------------------------------------------------------------------------------------------
                                                                 EXPIRATION    STRIKE
CALL OPTIONS                                         CONTRACTS      DATE       PRICE      VALUE
-------------------------------------------------------------------------------------------------
Broadcom Corp. (Proceeds $19,500)..................      6        May 2000      $220     $(27,150)
Critical Path, Inc. (Proceeds $5,440)..............      4        May 2000        75       (7,700)
Inktomi Corp. (Proceeds $20,081)...................      6        May 2000       200      (15,450)
Siebel Systems, Inc. (Proceeds $9,282).............      6        May 2000       110      (13,350)
                                                                                         --------
      Total Open Covered Written Call Options (Proceeds $54,303)...........              $(63,650)
                                                                                         ========

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
INTERNATIONAL
EQUITY PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2000

COMMON STOCK -- 95.4%
                                                                   SHARES       VALUE
----------------------------------------------------------------------------------------
AUSTRALIA -- 3.0%
Amcor Ltd. (Finance)+.......................................           646   $     2,236
AMP Ltd. (Finance)+.........................................           844         7,965
Australia & New Zealand Banking Group Ltd. (Finance)........            80           505
Australian Gas Light Co., Ltd. (Utilities)+.................           345         1,664
Brambles Industries Ltd. (Industrial & Commercial)..........           188         4,778
Broken Hill Proprietary Co., Ltd. (Materials)...............         1,371        14,837
Coca-Cola Amatil Ltd. (Consumer Staples)....................         1,037         2,579
Coles Myer Ltd. (Consumer Discretionary)....................         1,024         4,037
CSR Ltd. (Materials)........................................         1,274         2,674
Foster's Brewing Group Ltd. (Consumer Staples)..............         1,278         3,170
General Property Trust (Real Estate)........................         1,780         2,753
Lend Lease Corp., Ltd. (Finance)............................         1,259        16,259
National Australia Bank Ltd. (Finance)......................         2,914        37,435
News Corp., Ltd. (Information & Entertainment)..............         5,521        77,088
Novogen Ltd. (Healthcare)+..................................       105,000       318,439
Pacific Dunlop Ltd. (Consumer Discretionary)................         1,412         1,349
Pioneer International Ltd. (Materials)+.....................           400         1,089
Rio Tintro, Ltd. (Materials)................................           879        12,484
TABCORP Holdings Ltd. (Information & Entertainment).........         2,479        13,909
Telstra Corp., Ltd. (Information Technology)................        14,695        67,741
Westpac Banking Corp., Ltd. (Finance).......................         1,536         9,608
WMC, Ltd. (Materials).......................................         1,073         4,193
                                                                             -----------
                                                                                 606,792
                                                                             -----------
AUSTRIA -- 0.1%
Bank Austria AG (Finance)...................................            90         4,386
Generali Holding Vienna AG (Finance)........................            10         1,489
Oesterreichische ElektrizitIrtschafts AG, Class A
 (Utilities)................................................            20         2,145
                                                                             -----------
                                                                                   8,020
                                                                             -----------
BELGIUM -- 0.3%
Delhaize "Le-Lion" SA (Consumer Discretionary)+.............            43         2,322
Dexia Ex Dexia Bel (Finance)................................           277            13
Electrabel SA (Utilities)...................................            38        10,061
Fortis (B) (Finance)........................................           498        12,780
Groupe Bruxelles Lambert SA (Industrial & Commercial).......            16         3,409
Kredietbank NV (Finance)....................................           208         7,469
Petrofina SA (Energy).......................................             1           462
Solvay SA (Materials).......................................            67         4,812
Suez Lyonn Eaux (Industrial & Commercial)...................            57         9,797
Suez Lyonnaise des Eaux SA (Industrial & Commercial)+.......            57             0
Total Fina ELF SA (Energy)+.................................            72             1
UCB SA (Healthcare).........................................           110         4,003
                                                                             -----------
                                                                                  55,129
                                                                             -----------

----------------
184

COMMON STOCK (CONTINUED)
                                                                   SHARES       VALUE
----------------------------------------------------------------------------------------
CANADA -- 3.6%
Ballard Power Systems, Inc. (Energy)+.......................         6,000   $   458,362
Burntsand Inc. (Information Technology)+....................        22,000       127,185
EcomPark Inc. (Information Technology)+.....................        72,000       147,172
                                                                             -----------
                                                                                 732,719
                                                                             -----------
DENMARK -- 0.3%
D/S 1912 (Industrial & Commercial)..........................             1        11,404
D/S Svendborg (Industrial & Commercial).....................             1        16,200
Danisco A/S (Consumer Staples)..............................            48         1,536
Novo Nordisk A/S, Class B (Healthcare)......................            54         7,290
Tele Danmark A/S (Utilities)................................           152        13,680
                                                                             -----------
                                                                                  50,110
                                                                             -----------
FINLAND -- 2.0%
Nokia Corp. (Information Technology)........................         1,738       367,793
Sampo Insurance Co., Ltd., Class A (Finance)................           100         3,830
Sonera Oyj (Utilities)......................................           400        27,310
Tietoenator Oyj (Information Technology)....................           100         6,004
UPM-Kymmene Oyj (Materials).................................           300         8,474
                                                                             -----------
                                                                                 413,411
                                                                             -----------
FRANCE -- 11.3%
Accor SA (Information & Entertainment)......................           631        24,773
Alcatel (Information Technology)+...........................         1,191       261,503
Alstom (Industrial & Commercial)............................           932        25,881
AXA SA de CV (Finance)......................................           417        59,136
Banque Nation de Paris (Finance)............................            65           457
Banque Nationale de Paris (Finance).........................           757        59,801
Bouygues SA (Industrial & Commercial)+......................            25        19,821
Bouygues SA (Industrial & Commercial)+......................             1           773
Canal Plus (Information & Entertainment)....................           100        22,024
Cap Gemini SA (Industrial & Commercial).....................           918       248,766
Carrefour SA (Consumer Discretionary).......................           485        62,185
Compagnie de Saint-Gobain (Finance).........................            69         8,820
Danone (Consumer Staples)...................................            54        11,944
Establissements Economiques du Casino Guichard-Perrachon SA
 (Real Estate)..............................................            56         5,067
France Telecom SA (Information Technology)..................         1,191       205,280
Guillemot (Information Technology)..........................         3,600       220,619
L'Air Liquide SA (Industrial & Commercial)+.................           347        48,212
L'Oreal SA (Consumer Staples)...............................            47        30,378
Lafarge SA (Materials)......................................           309        26,363
Michelin, Class B (Consumer Discretionary)..................           913        29,322
Moet Henessy Louis Vuitton (Consumer Staples)...............            71        29,724
Pernod-Ricard SA (Consumer Staples).........................            51         2,454
Peugeot SA (Consumer Discretionary).........................            41         8,873
Pinault-Printemps-Redoute SA (Consumer Discretionary).......            85        15,757
Renault SA (Consumer Discretionary).........................           879        37,876
Rhodia SA (Materials).......................................         1,485        26,591
Rhone-Poulenc SA (Materials)+...............................         1,553        85,061
Sanofi-Synthelabo SA (Healthcare)+..........................           324        12,363
Schneider Electric SA (Industrial & Commercial).............           112         7,153

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                   SHARES       VALUE
----------------------------------------------------------------------------------------
FRANCE (CONTINUED)
Societe Generale, Class A (Finance).........................            75   $    14,967
Sodexho Alliance SA (Information & Entertainment)...........            24         3,737
Suez Lyonnaise des Eaux SA (Industrial & Commercial)+.......           105        18,057
Thomson CSF (Industrial & Commercial)+......................           143         5,820
Total Fina (Energy).........................................            72        10,859
Total Fina SA, Class B (Energy).............................         1,114       166,940
UBI Soft Entertainment SA (Information Technology)+.........         5,000       298,277
Valeo SA (Consumer Discretionary)...........................           580        28,574
Vivendi SA (Industrial & Commercial)........................         1,438       165,923
                                                                             -----------
                                                                               2,310,131
                                                                             -----------
GERMANY -- 11.6%
Allianz AG (Finance)........................................           384       157,191
BASF AG (Materials).........................................         1,290        61,206
Bayer AG (Materials)........................................           500        22,397
CeWe Color Holdings AG (Information & Entertainment)........         7,200       155,123
DaimlerChrysler AG (Consumer Discretionary).................           958        62,397
Deutsche Bank AG (Finance)+.................................           444        29,421
Deutsche Lufthansa AG (Information Technology)..............         1,624        37,321
Deutsche Telekom AG (Utilities).............................         3,455       277,900
Dresdner Bank AG (Finance)..................................           300        12,350
Epcos AG (Information Technology)+..........................           132        17,380
HypoVereinsbank (Finance)...................................           604        37,449
Lhs Group (Information Technology)..........................         4,000       180,019
Merck KGAA (Healthcare).....................................           150         4,797
Metro AG (Consumer Discretionary)...........................           200         7,929
MobilCom AG (Information Technology)+.......................         1,500       214,012
Muenchener Rueckversicherungs AG (Finance)..................           195        60,685
Preussag AG (Industrial & Commercial)+......................           556        25,550
RWE AG (Materials)..........................................           300        10,715
SAP AG (Information Technology).............................           550       308,618
Schering AG (Healthcare)....................................            50         6,607
Siemens AG (Industrial & Commercial)........................           878       126,101
SKW Trostberg AG (Materials)................................        15,600       106,208
Thyssen Krupp AG (Industrial & Commercial)+.................         1,881        46,380
VEBA AG (Utilities).........................................           350        17,846
Vectron Systems AG (Information Technology)+................         3,000       146,505
Viag AG (Industrial & Commercial)...........................         3,119        62,898
Volkswagen AG (Consumer Discretionary)......................           250        10,976
Vossloh AG (Consumer Staples)...............................         5,000        69,422
W.E.T Automotive Systems, AG (Consumer Discretionary)+......         2,500        87,855
                                                                             -----------
                                                                               2,363,258
                                                                             -----------
HONG KONG -- 1.6%
Cheung Kong (Holdings) Ltd. (Real Estate)...................         5,000        74,809
China Telecom (Hong Kong) Ltd. ADR (Information
 Technology)+...............................................         2,000        17,594
CLP Holdings Ltd. (Utilities)+..............................         2,000         8,939
Giordano International Ltd. (Consumer Discretionary)........        13,000        15,777
Hang Seng Bank Ltd. (Finance)...............................         1,400        12,226
Hong Kong & China Gas Co., Ltd. (Utilities)+................         3,300         4,132
Hong Kong Telecommunications Ltd. (Information
 Technology)................................................        18,545        48,586
Hutchison Whampoa Ltd. (Industrial & Commercial)............         7,000       126,308

----------------
186

COMMON STOCK (CONTINUED)
                                                                   SHARES       VALUE
----------------------------------------------------------------------------------------
HONG KONG (CONTINUED)
New World Development Co., Ltd. (Finance)...................         2,035   $     2,836
Sun Hung Kai Properties Ltd. (Finance)......................         2,000        17,530
Sunevision Holdings (Information Technology)................            18            30
Swire Pacific Ltd., Class A (Industrial & Commercial).......         1,000         5,150
                                                                             -----------
                                                                                 333,917
                                                                             -----------
IRELAND -- 0.2%
Allied Irish Banks PLC (Finance)+...........................           623         6,055
Bank of Ireland (Finance)+..................................         2,584        18,310
CRH PLC GDR (Consumer Discretionary)........................           298         5,350
Irish Life & Permanent PLC (Finance)........................           168         1,528
Kerry Group, Class A (Consumer Staples)+....................           159         2,071
                                                                             -----------
                                                                                  33,314
                                                                             -----------
ITALY -- 2.1%
Alitalia SpA (Industrial & Commercial)......................         1,565         3,417
Assicurazione Generali SpA (Finance)+.......................         1,005        27,889
Banca Commerciale Italiana (Finance)........................           332         1,516
Banca Intesa SpA (Finance)..................................         3,337        11,535
Banca Nazionale del Lavoro (Finance)+.......................         6,342        21,619
Beni Stabili SpA (Real Estate)+.............................         1,093           471
ENI SpA (Energy)............................................        10,596        53,065
Fiat SpA (Consumer Discretionary)...........................           326         8,600
Italgas SpA (Utilities)+....................................           848         3,890
Mediaset SpA (Information & Entertainment)+.................         1,036        20,594
Olivetti SpA (Industrial & Commercial)......................         3,759        13,498
Pirelli SpA (Industrial & Commercial).......................         2,215         5,759
San Paolo-IMI SpA (Finance).................................         4,897        67,101
Seat Pagine Gialle SpA (Information & Entertainment)+.......         5,596        18,540
Telecom Italia Mobile SpA (Utilities).......................         4,832        59,317
Telecom Italia SpA (Utilities)+.............................         6,761       100,994
Unicredito Italiano SpA (Finance)...........................         3,594        14,316
                                                                             -----------
                                                                                 432,121
                                                                             -----------
JAPAN -- 25.2%
Aderans Co., Ltd. (Consumer Discretionary)+.................           900        31,910
Advantest Corp. (Information Technology)+...................           300        63,673
Ajinomoto Co., Inc. (Consumer Staples)......................         1,000        12,176
Asahi Bank, Ltd. (Finance)..................................         3,000        16,802
Asahi Breweries Ltd. (Consumer Staples).....................         1,000        10,033
Asahi Chemical Industry Co., Inc. (Materials)...............        31,000       197,779
Asahi Glass Co., Ltd. (Materials)...........................         5,000        42,663
Bank of Tokyo-Mitsubishi, Ltd. (Finance)....................         7,000       100,024
Bridgestone Corp. (Consumer Discretionary)..................         3,000        66,186
Canon, Inc. (Information & Entertainment)...................         3,000       130,035
Chiba Bank Ltd. (Finance)...................................         9,000        38,046
Circle K Japan Co., Ltd. (Consumer Discretionary)+..........           900        37,432
Colin Corp. (Healthcare)....................................           900        92,924
Dai Nippon Printing Co., Ltd. (Industrial & Commercial).....         1,000        16,228
Daiwa House Industry Co., Ltd. (Consumer Discretionary)+....         1,000         6,847
Daiwa Securities Co., Ltd. (Finance)........................         2,000        37,598

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                   SHARES       VALUE
----------------------------------------------------------------------------------------
JAPAN (CONTINUED)
Denso Corp. (Consumer Discretionary)........................         1,000   $    23,815
East Japan Railway Co. (Industrial & Commercial)............             3        15,546
Fanuc Ltd. (Information Technology).........................         1,000       104,807
Fuji Bank, Ltd. (Finance)...................................         8,000        75,196
Fuji Photo Film Co., Ltd. (Information & Entertainment).....         2,000        88,053
Fujitsu Ltd. (Information Technology).......................         2,000        61,365
Hitachi Ltd. (Industrial & Commercial)......................         3,000        35,621
Honda Motor Co., Ltd. (Consumer Discretionary)..............         2,000        82,599
HONDA TSUSHIN KOGYO Co., Ltd. (Information Technology)......         2,200        95,359
Industrial Bank of Japan Ltd. (Finance).....................         3,000        27,410
Japan Asia Investment Co., Ltd. (Finance)...................        14,000       112,502
Jusco Co., Ltd. (Consumer Discretionary)....................         1,000        14,961
Kansai Electric Power Co., Inc. (Utilities).................           900        13,448
KAO Corp. (Consumer Staples)................................         3,000        91,755
Katokichi Co., Ltd. (Consumer Staples)......................         7,000       149,661
Kinki Nippon Railway Co., Ltd. (Industrial & Commercial)....         2,000         8,162
Kirin Brewery Co., Ltd. (Consumer Staples)..................         5,000        61,170
Marui Co., Ltd. (Consumer Discretionary)....................         1,000        18,088
Matsushita Electric Industrial Co., Ltd. (Information
 Technology)................................................         2,000        59,806
Mitsubishi Corp. (Industrial & Commercial)..................         2,000        18,137
Mitsubishi Estate Co., Ltd. (Real Estate)...................         1,000        10,841
Mitsubishi Heavy Industries, Ltd. (Industrial &
 Commercial)+...............................................         3,000         9,438
Mitsubishi Trust & Banking Corp. (Finance)..................         2,000        18,546
Mitsui Marine & Fire Insurance Co., Ltd. (Finance)..........         9,000        40,501
NEC Corp. (Industrial & Commercial)+........................         4,000       118,054
NGK Insulators, Ltd. (Industrial & Commercial)..............         1,000         8,669
Nintendo Co., Ltd. (Information Technology).................           100        17,581
Nippon Express Co., Ltd. (Industrial & Commercial)..........         2,000        14,864
Nippon Steel Corp. (Materials)..............................         7,000        16,705
Nippon Telegraph & Telephone Corp. (Information
 Technology)................................................             1        41,007
Nippon Telegraph & Telephone Corp. (Information
 Technology)+...............................................            18       285,784
Nissan Motor Co., Ltd. (Consumer Discretionary)+............         5,000        20,455
Nomura Securities Co., Ltd. (Finance).......................        12,000       391,565
Omron Corp. (Information Technology)........................         6,500       184,873
Park24 Co., Ltd. (Industrial & Commercial)..................         1,800       232,309
Ricoh Co., Ltd. (Information Technology)....................         3,000        64,287
Rohm Co., Ltd. (Information Technology).....................           500       173,866
Sankyo Co., Ltd. (Healthcare)...............................         1,000        25,179
Sekisui House Ltd. (Consumer Discretionary).................         1,000         9,166
Sharp Corp. (Information Technology)........................         3,000        64,141
Shin-Etsu Chemical Co., Ltd. (Materials)....................         2,000       121,366
Shiseido Co., Ltd. (Consumer Staples).......................         1,000        13,588
Skylark Co., Ltd. (Information & Entertainment).............         1,000        27,176
SMC Corp. (Consumer Discretionary)..........................           100        20,942
SONY Corp. (Information & Entertainment)+...................           500        71,105
SONY Corp. (Information & Entertainment)+...................           500        70,618
Sumitomo Bank, Ltd. (Finance)...............................         4,000        59,611
Sumitomo Corp. (Industrial & Commercial)....................         6,000        72,702
Sumitomo Electric Industries, Ltd. (Industrial &
 Commercial)................................................         1,000        14,094
Takeda Chemical Industries, Ltd. (Healthcare)...............         2,000       142,210
Takefuji Corp. (Finance)....................................           600        64,287
Terumo Corp. (Healthcare)...................................         1,000        30,000
Tohoku Electric Power Co., Inc. (Utilities).................           600         7,685

----------------
188

COMMON STOCK (CONTINUED)
                                                                   SHARES       VALUE
----------------------------------------------------------------------------------------
JAPAN (CONTINUED)
Tokai Bank Ltd. (Finance)...................................         2,000   $    12,078
Tokio Marine & Fire Insurance Co., Ltd. (Finance)...........         2,000        20,552
Tokyo Electric Power Co., Inc. (Utilities)..................         3,100        67,939
Toppan Forms Co., Ltd (Industrial & Commercial).............         1,800        38,397
Toppan Printing Co., Ltd. (Industrial & Commercial).........         1,000        11,201
Toray Industries, Inc. (Materials)..........................         2,000         7,714
Toyoda Gosei Co., Ltd. (Consumer Discretionary).............         2,750       200,896
Toyota Motor Corp. (Consumer Discretionary).................         4,000       209,224
Yamanouchi Pharmaceutical Co., Ltd. (Healthcare)............         1,000        54,741
                                                                             -----------
                                                                               5,143,774
                                                                             -----------
KOREA -- 0.0%
Electrolux AB (Consumer Discretionary)                                 300         5,685
                                                                             -----------
NETHERLANDS -- 3.7%
ABN Amro Holdings NV (Finance)..............................         1,040        23,193
Aegon NV (Finance)+.........................................           696        55,649
Akzo Nobel NV (Healthcare)..................................           215         9,182
Elsevier NV (Information & Entertainment)...................           486         4,933
Equant NV (Industrial & Commercial)+........................           140        11,623
Fortis NV. (Finance)+.......................................         1,013        25,948
Getronics NV (Information Technology)+......................           606        46,364
Heineken NV (Consumer Staples)..............................           227        12,140
ING Groep NV (Finance)+.....................................         1,583        85,794
Koninklijke Ahold NV (Consumer Discretionary)...............           429        11,169
Koninklijke Philips Electronics NV (Information &
 Entertainment).............................................           596       100,215
KPN NV (Utilities)..........................................         1,124       128,778
Norsk Hydro ASA (Materials).................................           200         7,570
Orkla ASA (Consumer Staples)................................           171         2,613
Royal Dutch Petroleum Co. (Energy)..........................         1,462        85,410
ST Microelectronics NV (Information Technology).............           258        47,433
Storebrand ASA (Finance)+...................................           300         1,830
TNT Post Group NV (Industrial & Commercial).................           367         8,248
Unilever NV (Consumer Staples)..............................           393        19,399
VNU NV (Information & Entertainment)........................           717        42,258
Wolters Kluwer NV (Information & Entertainment).............           945        21,717
                                                                             -----------
                                                                                 751,466
                                                                             -----------
NEW ZEALAND -- 0.0%
Telecom Corp. of New Zealand Ltd. ADR (Information
 Technology)+...............................................         1,248         5,640
                                                                             -----------
PORTUGAL -- 0.2%
Banco Comercial Portugues SA (Finance)......................         1,000         5,391
Banco Espirito Santo SA (Finance)...........................           100         2,394
Brisa-Auto Estradas (Industrial & Commercial)...............           500         3,682
Electricidad de Portugal SA (Utilities).....................           400         7,488
Jeronimo Martins SGPS SA (Consumer Discretionary)+..........           100         1,815
Portugal Telecom AG (Utilities).............................         1,100        14,114
                                                                             -----------
                                                                                  34,884
                                                                             -----------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                   SHARES       VALUE
----------------------------------------------------------------------------------------
SINGAPORE -- 1.2%
Banco Bilbao Vizcaya SA (Finance)+..........................         1,972   $    29,004
Chartered Semiconductors Manufacturing Ltd. (Information
 Technology)+...............................................         1,000         9,464
City Developments Ltd. (Real Estate)........................         1,000         4,527
DBS Group Holdings Ltd. ADR (Finance).......................         3,326        43,911
Endesa SA (Utilities).......................................         2,226        51,092
Iberdrola SA (Energy).......................................           653         8,523
Keppel Corp., Ltd. (Industrial & Commercial)................         1,000         2,348
Natsteel Electronics Ltd. (Information Technology)..........         2,000        13,086
Overseas Chinese Bank Corp., Ltd. (Finance).................         1,050         6,502
Sembcorp Industries Ltd. (Industrial & Commercial)..........         2,000         2,033
Singapore Airlines Ltd. (Industrial & Commercial)...........         1,000         9,347
Singapore Press Holdings Ltd. (Information &
 Entertainment).............................................         1,000        15,948
Singapore Technologies Engineering Ltd. (Industrial &
 Commercial)................................................         3,000         3,593
Singapore Telecommunications Ltd. (Information
 Technology)................................................         5,000         7,127
Tabacalera SA (Consumer Staples)+...........................         2,838        38,045
                                                                             -----------
                                                                                 244,550
                                                                             -----------
SPAIN -- 1.2%
Acerinox SA (Materials).....................................           859        33,724
Aguas De Barcelona (Consumer Staples).......................             1            15
Aguas De Barcelona (Consumer Staples)+......................           132         2,086
Autopistas, Concesionaria Espanda SA (Industrial &
 Commercial)................................................           205         1,932
Banco Santander Central Hispano, SA (Finance)...............         2,464        26,496
Fomento de Construcciones y Contratas AS (Industrial &
 Commercial)................................................           106         2,263
Gas Natural SDG SA (Utilities)..............................           300         5,774
Grupo Dragados SA (Industrial & Commercial).................           183         1,577
Repsol-YPF, SA (Energy).....................................           651        14,281
Telefonica SA (Utilities)+..................................         6,124       154,810
TelePizza SA (Information & Entertainment)+.................           227         1,978
Union Electrica Fenosa SA (Utilities).......................           157         3,219
                                                                             -----------
                                                                                 248,155
                                                                             -----------
SWEDEN -- 2.9%
AstraZeneca Group PLC (Industrial & Commercial).............           604        24,432
ForeningsSparbanken AB, Class A (Finance)...................           450         6,128
Hennes & Mauritz AB (Consumer Discretionary)................           800        22,253
Investor AB (Finance)+......................................         3,110        48,661
NetCom AB, Series B (Utilities)+............................           100         8,635
Nordbanken AB (Finance)+....................................         7,977        42,529
Securitas AB, Class B (Industrial & Commercial).............         2,339        56,659
Skandia Forsakrings AB (Finance)............................         1,459        69,162
Skandinaviska Enskilda Banken, Class A (Finance)............           600         6,467
Svenska Cellulosa AB (Materials)............................           233         5,509
Svenska Handelsbanken AB (Finance)..........................           300         3,703
Telefonaktiebolaget LM Ericsson AB, Series B (Information
 Technology)................................................         3,168       278,687
Volvo AB, Class B (Consumer Discretionary)+.................           300         8,102
                                                                             -----------
                                                                                 580,927
                                                                             -----------
SWITZERLAND -- 2.7%
Credit Suisse Group (Finance)...............................           249        49,580
Nestle SA (Consumer Staples)................................            30        53,779

----------------
190

COMMON STOCK (CONTINUED)
                                                                   SHARES       VALUE
----------------------------------------------------------------------------------------
SWITZERLAND (CONTINUED)
Novartis AG (Healthcare)....................................            89   $   121,747
Roche Holdings AG-Bearer (Healthcare).......................             1        12,332
Roche Holdings AG-Genusss (Healthcare)......................            11       119,506
Schweizerische Rueckversicherungs-Gesellschaft (Finance)....            30        51,993
Swatch Group AG, Class B (Consumer Discretionary)...........            20        23,328
Swisscom AG (Information Technology)........................            50        19,190
UBS AG (Finance)............................................           342        89,905
Zurich Allied AG (Finance)..................................            30        15,123
                                                                             -----------
                                                                                 556,483
                                                                             -----------
UNITED KINGDOM -- 22.2%
Abbey National PLC (Finance)................................         1,141        14,914
Allied Zurich PLC (Finance)+................................         5,908        64,338
Amvescap PLC (Finance)+.....................................         2,147        29,158
Ashtead Group PLC (Finance).................................        45,000        70,570
Associated British Foods PLC (Consumer Staples).............           921         6,115
AstraZeneca Group PLC (Healthcare)+.........................         1,350        54,163
BAA PLC (Information & Entertainment)+@.....................         1,067         6,455
Bank of Scotland (Finance)..................................         2,198        25,178
Barclays PLC (Finance)@.....................................         1,773        47,423
Bass PLC (Consumer Staples).................................           807         9,964
BG Group PLC (Utilities)....................................         2,911        16,314
Blue Circle Industries PLC (Materials)+@....................         1,370         9,139
BOC Group PLC (Materials)@..................................           622        12,260
Boots Co. PLC (Consumer Discretionary)+.....................           874         7,504
BP Amoco PLC (Energy).......................................        24,363       226,039
British Aerospace PLC (Industrial & Commercial).............         6,498        36,209
British American Tobacco PLC (Consumer Staples).............         6,436        35,351
British Sky Broadcasting Group PLC (Information &
 Entertainment)+............................................         1,662        46,862
British Telecommunications PLC (Information Technology).....         9,488       177,494
Cable & Wireless Communications PLC (Information
 Technology)+...............................................         1,956        32,854
Cable & Wireless PLC (Information Technology)...............         1,910        35,852
Cadbury Schweppes PLC (Consumer Staples)....................         1,875        12,269
Carlton Communications PLC (Information & Entertainment)....           548         6,613
Centrica PLC (Utilities)+...................................         2,680        10,240
CGU PLC (Finance)...........................................         1,184        16,419
Colt Telecom Group PLC (Information Technology)+............           216        10,317
Compass Group PLC ADR (Consumer Staples)....................           752         9,770
Dbs Management (Finance)....................................        32,360        87,585
Diageo PLC (Consumer Staples)+..............................         7,144        53,827
EMAP PLC (Information & Entertainment)......................         1,150        20,323
First Technology PLC (Consumer Discretionary)...............        20,000       171,947
Gameplay.com PLC (Information Technology)+..................        30,000       190,097
GKN PLC (Information Technology)............................           794         9,860
Glaxo Wellcome PLC (Healthcare).............................         5,686       162,043
Granada Group PLC (Industrial & Commercial)+................         1,652        17,701
Great Universal Stores PLC (Consumer Discretionary).........           379         2,299
Halifax Group PLC (Finance)+................................         1,267        13,475
Hays PLC (Industrial & Commercial)..........................        20,000       129,915
HSBC Holdings PLC (Finance).................................        11,237       132,389
Imperial Chemical Industries PLC (Materials)................           526         4,397
Jarvis PLC (Industrial & Commercial)+.......................        30,000       115,348

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                   SHARES       VALUE
----------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Kingfisher PLC (Consumer Discretionary).....................         1,287   $    10,614
Land Securities PLC (Real Estate)...........................           664         7,929
Legal & General Group PLC (Finance).........................         3,348         8,688
Lloyds TSB Group PLC (Finance)..............................         6,760        71,464
London Bridge Software Holdings PLC (Information
 Technology)+...............................................         2,000       188,664
Marconi PLC (Information Technology)........................         2,238        26,688
Marks & Spencer PLC (Consumer Discretionary)+...............         2,567        10,289
Mayflower Corp. PLC (Consumer Discretionary)................        50,000       145,677
National Grid Group PLC (Utilities).........................         1,460        13,296
NXT PLC (Industrial & Commercial)+..........................        12,000       348,670
Pearson PLC (Information & Entertainment)...................           573        19,906
Pilkington PLC (Materials)..................................       112,243       130,452
Prudential PLC (Finance)....................................         1,550        23,518
Railtrack Group PLC (Industrial & Commercial)...............           193         2,243
Reckitt & Colman PLC (Consumer Staples).....................         3,970        37,608
Rentokil Initial PLC (Industrial & Commercial)..............         2,443         6,350
Reuters Group PLC (Information & Entertainment)+............         4,701        95,053
Rio Tinto PLC (Materials)+..................................         1,072        18,091
Rolls Royce PLC (Consumer Discretionary)....................         1,262         4,099
Royal Bank of Scotland Group (Finance)......................         1,400        20,618
Sainsbury (J.) PLC (Consumer Discretionary).................           733         3,303
ScottishPower PLC (Utilities)...............................         6,337        51,152
Shell Transport & Trading Co. PLC (Energy)..................        13,132       109,137
Siebe PLC (Industrial & Commercial)+........................         2,591        11,540
SmithKline Beecham PLC (Healthcare)@........................        10,731       140,779
Stagecoach Holdings PLC (Industrial & Commercial)...........        15,426        29,717
Tesco PLC (Consumer Discretionary)+.........................         5,778        19,318
Thus PLC (Information Technology)...........................         1,565        11,960
Trifast PLC (Industrial & Commercial).......................        10,000       179,907
Unilever PLC (Consumer Staples)+............................        12,876        83,434
United News & Media PLC (Information & Entertainment).......         1,662        21,804
Vodafone AirTouch PLC (Information Technology)..............        91,264       508,554
WPP Group PLC (Industrial & Commercial).....................         1,872        32,486
                                                                             -----------
                                                                               4,533,998
                                                                             -----------
TOTAL COMMON STOCK (cost $15,775,019).......................                  19,444,484
                                                                             -----------

PREFERRED STOCK -- 2.4%
----------------------------------------------------------------------------------------
AUSTRALIA -- 0.1%
News Corp., Ltd. (Information & Entertainment)..............         1,417        16,760
                                                                             -----------
GERMANY -- 2.3%
Marschollek, Lautenschlaeger und Partner AG (Finance).......           600       359,081
SAP AG (Information Technology).............................           156       111,137
                                                                             -----------
                                                                                 470,218
                                                                             -----------
NETHERLANDS -- 0.0%
Unilever NV (Consumer Staples)..............................           441         2,170
                                                                             -----------
TOTAL PREFERRED STOCK (cost $197,910).......................                     489,148
                                                                             -----------

----------------
192

WARRANTS -- 0.0%+
                                                                  WARRANTS      VALUE
----------------------------------------------------------------------------------------
FRANCE -- 0.0%
UBI Soft Entertainment (Information & Entertainment)........           125   $    10,593
                                                                             -----------
ITALY -- 0.0%
Bca Intesa SpA (Finance)....................................           332           745
                                                                             -----------
TOTAL WARRANTS (cost $619)..................................                      11,338
                                                                             -----------
TOTAL INVESTMENT SECURITIES (cost $15,973,548)..............                  19,944,970
                                                                             -----------

SHORT-TERM SECURITIES -- 0.1%                                     PRINCIPAL
                                                                   AMOUNT
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 0.1%
United States Treasury Bills 5.10% due 4/06/00 (cost
 $19,986)@..................................................      $ 20,000         19,986
                                                                              -----------

REPURCHASE AGREEMENT -- 0.7%
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
Agreement with State Street Bank & Trust Co., bearing
 interest at 4.75%, dated 3/31/00 to be repurchased 4/03/00
 in the amount of $131,052 and collateralized by $110,000 of
 U.S. Treasury Bonds, bearing interest at 10.38%, due
 11/15/12 and having an approximate value of $139,114 (cost
 $131,000)@.................................................       131,000        131,000
                                                                              -----------

TOTAL INVESTMENTS --
  (cost $16,124,534)                    98.6%                                            20,095,956
Other assets less liabilities --         1.4                                                293,996
                                       -----                                            -----------
NET ASSETS --                          100.0%                                           $20,389,952
                                       =====                                            ===========

-------------
+   Non-income producing securities
ADR -- American Depository Receipt
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
-----------------------------------------------------------------------------------------------------
                                                                                            UNREALIZED
      NUMBER OF                               EXPIRATION    VALUE AT      VALUE AS OF      APPRECIATION/
      CONTRACTS         DESCRIPTION              DATE      TRADE DATE    MARCH 31, 2000    DEPRECIATION
--------------------------------------------------------------------------------------------------------
       1 Long           Dax Index Future      June 2000     $192,878        $181,930        $  (10,948)
                        Nikkei 300
       2 Long           Future IX             June 2000       60,644          63,179             2,535
                                                                                            ----------
Net Unrealized Depreciation.............................................................    $   (8,413)
                                                                                            ==========

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
----------------------------------------------------------------------------
       CONTRACT                    IN              DELIVERY   GROSS UNREALIZED
      TO DELIVER              EXCHANGE FOR          DATE       APPRECIATION
------------------------------------------------------------------------------
 CHF           147,751     EUR           93,000    5/19/00        $     47
 EUR*          166,383     USD          162,000    4/28/00           2,376
 EUR*          169,451     USD          168,000    4/28/00           5,433
 EUR*          171,053     USD          171,000    4/28/00           6,895
 HKD*        1,597,000     USD          205,220    6/08/00              66
 USD*           81,000     JPY        8,408,691    4/17/00           1,167
 USD*           81,000     JPY        8,426,025    4/17/00           1,337
 USD*          170,729     JPY       18,379,000    4/17/00           8,865
 USD*           84,000     JPY        9,156,546    4/17/00           5,475
 USD*           85,000     JPY        9,295,557    4/17/00           5,833
 USD*           84,500     JPY        9,044,711    4/17/00           3,882
 USD*           42,250     JPY        4,481,584    4/17/00           1,543
 USD*           84,500     JPY        8,932,326    4/17/00           2,784
                                                                  --------
                                                                    45,703
                                                                  --------

                                                              GROSS UNREALIZED
                                                               DEPRECIATION
------------------------------------------------------------------------------
 USD*          162,000     EUR          165,313    4/28/00          (3,402)
 USD*          169,905     EUR          172,000    4/28/00          (4,892)
 USD*          168,000     EUR          167,212    4/28/00          (7,580)
 GBP            54,856     EUR           89,000    6/15/00          (1,698)
 GBP            27,837     EUR           45,000    6/15/00          (1,019)
 EUR            95,000     USD           90,607    6/15/00            (834)
 GBP            28,000     EUR           45,227    6/15/00          (1,011)
 GBP            28,000     USD           44,279    6/15/00            (314)
 GBP            27,374     USD           43,000    6/15/00            (596)
 GBP            54,013     USD           85,000    6/15/00          (1,022)
 GBP*           55,781     USD           88,000    6/15/00            (838)
 GBP*           55,052     USD           88,000    6/15/00            (324)
 USD*           92,011     HKD          716,000    6/08/00             (32)
 JPY*       16,663,482     USD          162,000    4/17/00            (831)
 JPY*          171,234     USD            1,655    4/17/00             (18)
 JPY*       36,336,484     USD          336,000    4/17/00         (19,069)
 JPY*       18,465,278     USD          169,000    4/17/00         (11,437)
 JPY*        4,506,701     USD           42,250    4/17/00          (1,789)
                                                                  --------
                                                                   (56,706)
                                                                  --------
Net Unrealized Depreciation................................       $(11,003)
                                                                  ========

------------
* Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

CHF  --         Swiss Franc
EUR  --         Euro Dollar
GBP  --         British Pound

HKD  --         Hong Kong Dollar
JPY  --         Japanese Yen
USD  --         United States Dollar

See Notes to Financial Statements

----------------
194

----------------

SEASONS SERIES TRUST
DIVERSIFIED FIXED
INCOME PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2000

BONDS & NOTES -- 93.7%                                    PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 2.0%
RETAIL -- 2.0%
CVS Corp. 5.50% 2004..................................  $    200,000   $    189,660
Shop At Home, Inc. 11.00% 2005........................        50,000         50,125
Wal-Mart Stores, Inc. 6.88% 2009......................       100,000         97,288
                                                                       ------------
                                                                            337,073
                                                                       ------------

CONSUMER STAPLES -- 1.7%
FOOD, BEVERAGE & TOBACCO -- 1.7%
Coca Cola Enterprises, Inc. 7.13% 2009................       100,000         98,294
Diageo Capital PLC 6.13% 2005.........................       200,000        188,894
                                                                       ------------
                                                                            287,188
                                                                       ------------

ENERGY -- 1.4%
ENERGY SERVICES -- 1.0%
Key Energy Services, Inc., Series B 14.00% 2009.......        50,000         54,687
Parker Drilling Co. 5.50% 2004........................        75,000         56,531
R&B Falcon Corp. 12.25% 2006..........................        50,000         53,563

ENERGY SOURCES -- 0.4%
P & L Coal Holdings Corp. 8.88% 2008..................        80,000         72,600
                                                                       ------------
                                                                            237,381
                                                                       ------------

FINANCE -- 4.6%
BANKS -- 0.6%
Chase Manhattan Corp. 7.00% 2009......................       100,000         96,759

FINANCIAL SERVICES -- 3.4%
Ford Motor Credit Co. 5.75% 2004......................       200,000        188,057
Morgan (J.P.) & Co., Inc. 5.75% 2004..................       200,000        189,133
Toyota Motor Credit Corp. 5.63% 2003..................       200,000        189,996

INSURANCE -- 0.6%
Ace Capital Trust II 9.70% 2030.......................       100,000        100,825
                                                                       ------------
                                                                            764,770
                                                                       ------------

HEALTHCARE -- 0.7%
HEALTH SERVICES -- 0.3%
Tenet Healthcare Corp. 8.00% 2005.....................        50,000         47,125

MEDICAL PRODUCTS -- 0.4%
Fresenius Medical Care Capital Trust 9.00% 2006.......        75,000         71,250
                                                                       ------------
                                                                            118,375
                                                                       ------------

                                                                ----------------

BONDS & NOTES (CONTINUED)                                 PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL -- 5.2%
AEROSPACE & MILITARY TECHNOLOGY -- 0.4%
United Technologies Corp. 6.63% 2004..................  $     75,000   $     73,425

BUSINESS SERVICES -- 2.0%
Browning Ferris Industries, Inc. 7.88% 2005...........        50,000         46,891
Evenflo Co., Inc., Series B 11.75% 2006...............        75,000         73,500
Mediacom LLC 7.88% 2011...............................        50,000         43,125
Pentacon, Inc., Series B 12.25% 2009..................        50,000         39,000
Polymer Group, Inc., Series B 9.00% 2007..............       150,000        132,000
SFC, Inc. zero coupon 2009(2)+#.......................         2,395              0

ELECTRICAL EQUIPMENT -- 0.6%
Virginia Electric & Power Co., Series B 7.20% 2004....       100,000         99,857

MACHINERY -- 1.0%
Cummins Engine, Inc. 6.45% 2005.......................        75,000         70,276
Tyco International Group SA 6.38% 2005................       100,000         93,797

MULTI-INDUSTRY -- 0.5%
Diamond Holdings PLC 9.13% 2008.......................        50,000         47,875
Schuff Steel Co. 10.50% 2008..........................        40,000         30,300

TRANSPORTATION -- 0.7%
Gulfmark Offshore, Inc. 8.75% 2008....................        50,000         45,375
Statia Terminals International NV, Series B 11.75%
 2003.................................................        75,000         74,250
                                                                       ------------
                                                                            869,671
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 6.5%
BROADCASTING & MEDIA -- 4.1%
Adelphia Communications Corp., Series B 8.13% 2003....        50,000         47,875
Airgate PCS, Inc. zero coupon 2009(2).................        50,000         27,250
Big City Radio, Inc. zero coupon 2005(2)..............       150,000         93,375
Centennial Cellular Operating Co. 10.75% 2008.........        65,000         63,700
Chancellor Media Corp. 8.00% 2008.....................        75,000         73,875
Comcast UK Cable Partners Ltd. zero coupon 2007(2)....        40,000         38,000
Echostar DBS Corp. 9.25% 2006.........................        50,000         48,500
Echostar DBS Corp. 9.38% 2009.........................        50,000         48,250
Radio One, Inc., Series B 7.00% 2004(3)...............        50,000         53,250
United International Holdings, Inc., Series B zero
 coupon 2008(2).......................................       200,000        135,000
US Unwired, Inc. zero coupon 2009(2)*.................       100,000         53,500

LEISURE & TOURISM -- 2.4%
American Airlines, Inc. 7.02% 2009....................       130,000        125,596
Continental Airlines, Inc. 6.32% 2008.................       200,000        188,096
Disney Walt Co. 7.30% 2005............................       100,000         99,897
                                                                       ------------
                                                                          1,096,164
                                                                       ------------

INFORMATION TECHNOLOGY -- 3.1%
COMMUNICATION EQUIPMENT -- 0.3%
Spectrasite Holdings, Inc. 12.88% 2010*...............       100,000         49,250

COMPUTER SERVICES -- 0.3%
Globix Corp. 12.50% 2010*.............................        50,000         45,500

----------------
196

BONDS & NOTES (CONTINUED)                                 PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS -- 0.3%
Wavetek Corp. 10.13% 2007.............................  $     50,000   $     54,625

INTERNET SOFTWARE -- 0.6%
PSInet, Inc. 11.50% 2008..............................       100,000         99,500

TELECOMMUNICATIONS -- 1.6%
Mcleodusa, Inc. zero coupon 2007(2)...................       100,000         78,500
NTL, Inc., Series B zero coupon 2008(2)...............       100,000         63,500
Williams Communications Group, Inc. 10.88% 2009.......        59,000         58,115
Worldwide Fiber, Inc. 12.50% 2005.....................        70,000         69,125
                                                                       ------------
                                                                            518,115
                                                                       ------------

MATERIALS -- 1.2%
CHEMICALS -- 0.3%
Georgia Gulf Corp. 10.38% 2007*.......................        50,000         50,562

FOREST PRODUCTS -- 0.3%
Ainsworth Lumber Ltd. 12.50% 2007(1)..................        50,000         53,000

METALS & MINERALS -- 0.6%
Armco, Inc. 8.88% 2008................................       100,000         97,625
                                                                       ------------
                                                                            201,187
                                                                       ------------

U.S. GOVERNMENT & AGENCIES -- 66.0%
U.S. GOVERNMENT & AGENCIES -- 66.0%
Federal Home Loan Banks 5.13% 2002....................       750,000        725,978
Federal Home Loan Banks 5.25% 2002....................       100,000         96,807
Federal Home Loan Banks 5.38% 2001....................       550,000        543,728
Federal Home Loan Mortgage Corp. 5.75% 2009...........        50,000         45,273
Federal Home Loan Mortgage Corp. 7.50% 2026...........       267,125        263,367
Federal Home Loan Mortgage Corp. 7.50% 2028...........       224,221        221,066
Federal Home Loan Mortgage Corp. 6.25% 2002...........        50,000         49,164
Federal National Mortgage Association 5.13% 2004......     1,500,000      1,402,260
Federal National Mortgage Association 5.38% 2002......       200,000        194,227
Federal National Mortgage Association 6.00% 2028......     1,346,014      1,225,978
Government National Mortgage Association 6.50% 2028...       242,888        229,226
Government National Mortgage Association 7.50% 2007...       163,173        164,732
United States Treasury Bonds 6.25% 2023...............     1,000,000      1,014,220
United States Treasury Bonds 7.13% 2023...............        60,000         67,144
United States Treasury Bonds 7.50% 2001...............       200,000        202,938
United States Treasury Bonds 8.13% 2021...............        30,000         36,839
United States Treasury Bonds 8.75% 2020...............       150,000        194,086
United States Treasury Bonds 9.00% 2018...............       700,000        913,388
United States Treasury Notes 4.75% 2008...............       500,000        451,405
United States Treasury Notes 5.50% 2003...............       200,000        194,624
United States Treasury Notes 5.88% 2004...............       500,000        490,935
United States Treasury Notes 6.00% 2009...............     1,000,000        987,340
United States Treasury Notes 6.25% 2002...............       450,000        447,889
United States Treasury Notes 6.50% 2002...............       250,000        250,000
United States Treasury Notes 6.63% 2007...............        80,000         81,450
United States Treasury Notes 6.88% 2006...............       300,000        307,875

                                                                ----------------

BONDS & NOTES (CONTINUED)                                 PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
U.S. GOVERNMENT & AGENCIES (CONTINUED)
United States Treasury Notes 7.00% 2006...............  $    265,000   $    273,862
                                                                       ------------
                                                                         11,075,801
                                                                       ------------

UTILITIES -- 1.3%
TELEPHONE -- 1.3%
MGC Communications, Inc. 13.00% 2010..................        50,000         47,875
Primus Telecommunications, Inc. 12.75% 2009...........        75,000         72,937
Sprint Capital Corp. 6.38% 2009.......................       100,000         92,202
                                                                       ------------
                                                                            213,014
                                                                       ------------
TOTAL BONDS & NOTES (cost $16,344,221)................                   15,718,739
                                                                       ------------

PREFERRED STOCK -- 1.3%
                                                           SHARES
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL -- 0.2%
BUSINESS SERVICES -- 0.2%
CSC Holdings, Inc., Series M 11.13%(1)................           305         32,739
                                                                       ------------

INFORMATION TECHNOLOGY -- 1.1%
TELECOMMUNICATIONS -- 1.1%
Global Crossing Ltd. 7.0%*............................           150         36,413
IXC Communications, Inc., Series B 12.50%(1)..........            75         78,000
Nextel Communications, Inc., Series E 11.13%(1).......            79         77,617
                                                                       ------------
                                                                            192,030
                                                                       ------------
TOTAL PREFERRED STOCK (cost $226,550).................                      224,769
                                                                       ------------

WARRANTS -- 0.0%+
                                                             WARRANTS
------------------------------------------------------------------------------------
ENERGY -- 0.0%
ENERGY SERVICES -- 0.0%
Key Energy Services, Inc. 1/15/09 (cost $6,798).......           100          9,000
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $16,577,569)........                   15,952,508
                                                                       ------------

SHORT-TERM SECURITIES -- 0.3%                             PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.3%
ITT Corp. 6.25% due 11/15/00 (cost $49,477)...........  $     50,000         49,225
                                                                       ------------

----------------
198

REPURCHASE AGREEMENTS -- 3.5%                               PRINCIPAL
                                                               AMOUNT          VALUE
------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.5%
Agreement with State Street Bank & Trust Co., bearing
 interest at 4.75%, dated 3/31/00, to be repurchased
 4/03/00 in the amount of $356,141 and collateralized
 by $285,000 of U.S. Treasury Bonds, bearing interest
 at 8.88%, due 2/15/19 and having an approximate value
 of $369,352..........................................  $    356,000   $    356,000

State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3)...........................       142,000        142,000
Swiss Bank Corp. Joint Repurchase Agreement Account
 (Note 3).............................................        85,000         85,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (cost $583,000)...........                      583,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $17,210,046)                      98.8%         16,584,733
Other assets less liabilities --           1.2             199,142
                                         -----         -----------
NET ASSETS --                            100.0%        $16,783,875
                                         =====         ===========

-------------
*  Resale restricted to qualified institutional buyers
+   Non-income producing securities
#  Fair valued security; See Note 2
(1) PIK -- ("Payment in Kind") payment made with additional securities in lieu of cash
(2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date.
(3) Variable rate security; rate as of March 31, 2000

See Notes to Financial Statements

                                                                ----------------

------------------

SEASONS SERIES TRUST
CASH MANAGEMENT PORTFOLIO                 INVESTMENT PORTFOLIO -- MARCH 31, 2000

SHORT-TERM SECURITIES -- 73.8%                                    PRINCIPAL
                                                                  AMOUNT         VALUE
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 50.6%
American Honda Finance Corp. 5.82% due 4/10/00..............      $  100,000   $   99,854
Becton Dickinson Co. 6.05% due 5/11/00......................         100,000       99,328
Bell South Telecommunications, Inc. 5.82% due 4/06/00.......         100,000       99,919
Campbell Soup Co. 6.05% due 4/18/00.........................         200,000      199,429
Caterpillar Financial Services NV 6.05% due 5/25/00.........         100,000       99,092
Coca-Cola Co. 5.86% due 5/12/00.............................         100,000       99,333
du Pont (E.I.) de Nemours & Co. 6.15% due 5/18/00...........         100,000       99,197
Eleven, Inc. 5.88% due 4/26/00..............................         100,000       99,592
General Electric Capital Corp. 6.16% due 9/22/00............         100,000       97,043
Goldman Sachs Group L.P. 6.02% due 7/24/00..................         100,000       98,102
Honeywell International, Inc. 5.85% due 4/12/00.............         100,000       99,821
Metlife Funding, Inc. 6.04% due 4/14/00.....................         200,000      199,564
Mid States Corp. Federal Credit Union 6.09% due 4/27/00.....         200,000      199,120
Minnesota Mining & Manufacturing Co. 5.81% due 4/19/00......         100,000       99,709
Nike, Inc. 5.83% due 4/03/00................................         100,000       99,968
Procter & Gamble Co. 5.80% due 4/03/00......................         100,000       99,968
USAA Capital Corp. 6.05% due 5/31/00........................         200,000      197,983
                                                                               ----------
                                                                                2,087,022
                                                                               ----------

FEDERAL AGENCY OBLIGATIONS -- 23.2%
Federal Farm Credit Bank Discount Notes 5.97% due 5/05/00...         570,000      566,786
Federal National Mortgage Association Discount Notes 5.92%
 due 8/18/00................................................         400,000      390,715
                                                                               ----------
                                                                                  957,501
                                                                               ----------
TOTAL SHORT-TERM SECURITIES (cost $3,044,637)...............                    3,044,523
                                                                               ----------
REPURCHASE AGREEMENTS -- 26.7%
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 26.7%
PaineWebber Group, Inc. Joint Repurchase Agreement Account
 (Note 3)...................................................         500,000      500,000
State Street Bank & Trust Co. Joint Repurchase Agreement
 Account (Note 3)...........................................         599,000      599,000
                                                                               ----------
TOTAL REPURCHASE AGREEMENTS (cost $1,099,000)...............                    1,099,000
                                                                               ----------

TOTAL INVESTMENTS --
  (cost $4,143,637)                    100.5%                                            4,143,523
Liabilities in excess of other
  assets --                             (0.5)                                              (20,206)
                                       -----                                            ----------
NET ASSETS --                          100.0%                                           $4,123,317
                                       =====                                            ==========

-------------
See Notes to Financial Statements

----------------
200

                 (This page has been left blank intentionally.)

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000

                                            MULTI-                                    ASSET
                              MULTI-       MANAGED        MULTI-        MULTI-     ALLOCATION:
                             MANAGED       MODERATE       MANAGED       MANAGED    DIVERSIFIED
                              GROWTH        GROWTH     INCOME/EQUITY    INCOME        GROWTH        STOCK
-------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at
  value*.................  $ 89,352,646  $ 95,576,074   $66,253,015   $47,857,477  $133,374,677  $128,750,201
Short-term securities*...     8,868,655     8,384,122     6,893,382     4,658,334    12,569,780     2,127,822
Repurchase agreements
  (cost equals market)...     3,699,000     1,396,000       528,000       770,000    13,499,000            --
Cash.....................       119,669        50,247        54,240        17,876     2,445,640           801
Foreign currency*........            51            35            21             7            45        10,660
Receivables for --
  Fund shares sold.......       170,871        44,192       158,725        31,178       147,713       132,659
  Dividends and accrued
    interest.............       464,272       772,329       811,472       739,108       475,928       122,341
  Sales of investments...     2,064,878     2,396,807       927,176       364,750     3,868,820     2,979,809
  Foreign currency
    contracts............       101,131        83,893        49,745        19,203       854,671       167,335
  Variation margin on
    futures contracts....            --            --            --            --        70,862            --
Prepaid expenses.........           408           443           356           288           683           554
Due from Adviser.........            --            --            --         5,742            --            --
Deferred organizational
  expenses...............         6,561         6,561         6,561         6,561         6,561         6,561
Unrealized appreciation
  on forward foreign
  currency contracts.....       415,676       320,022       160,443        55,983            --            --
                           ----------------------------------------------------------------------------------
                            105,263,818   109,030,725    75,843,136    54,526,507   167,314,380   134,298,743
                           ----------------------------------------------------------------------------------
LIABILITIES:
Payables for --
  Fund shares redeemed...        22,740        32,373            --        45,238         1,985            93
  Purchases of
    investments..........       746,698     1,102,069       856,478       321,350     5,174,625     1,145,348
  Management fees........        81,913        80,023        50,871        34,950       107,351        93,657
  Foreign currency
    contracts............       101,438        84,148        49,896        19,261       846,937       166,715
  Variation margin on
    futures contracts....            --            --            --            --            --            --
Other accrued expenses...        65,200        66,659        55,245        48,811        92,233        61,573
Unrealized depreciation
  on forward foreign
  currency contracts.....       123,875        98,463        51,457        19,402            --            --
Written call options at
  value#.................       146,100       146,100            --            --            --            --
Due to custodian.........            --            --            --            --            --            --
Due to Adviser...........            --            --           975            --        33,098            --
                           ----------------------------------------------------------------------------------
                              1,287,964     1,609,835     1,064,922       489,012     6,256,229     1,467,386
                           ----------------------------------------------------------------------------------
NET ASSETS...............  $103,975,854  $107,420,890   $74,778,214   $54,037,495  $161,058,151  $132,831,357
                           ==================================================================================
Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized)............     4,839,709     5,774,563     5,234,108     4,431,821    11,544,061     6,775,948
Net asset value per
  share..................        $21.48        $18.60        $14.29        $12.19        $13.95        $19.60
                           ==================================================================================
COMPOSITION OF NET
  ASSETS:
Capital paid in..........  $ 63,632,610  $ 73,342,297   $62,137,745   $50,174,179  $135,845,807  $ 92,922,828
Accumulated undistributed
  net investment income
  (loss).................        84,102       431,603       822,698       606,354       313,322       (28,556)
Accumulated undistributed
  net realized gain
  (loss) on investments,
  futures contracts and
  options contracts......    19,859,003    17,442,964     5,524,348     2,159,456     5,967,562     9,157,663
Unrealized appreciation
  (depreciation) on
  investments............    20,129,839    16,004,550     6,185,729     1,062,274    17,170,058    30,779,343
Unrealized foreign
  exchange gain (loss) on
  other assets and
  liabilities............       291,194       220,370       107,694        35,232        (3,193)           79
Unrealized appreciation
  (depreciation) on
  futures and written
  options contracts......       (20,894)      (20,894)           --            --     1,764,595            --
                           ----------------------------------------------------------------------------------
                           $103,975,854  $107,420,890   $74,778,214   $54,037,495  $161,058,151  $132,831,357
                           ==================================================================================

---------------
* Cost
 Investment securities...  $ 69,179,050  $ 79,507,492   $59,975,855   $46,719,737  $116,235,980  $ 97,970,858
                           ==================================================================================
 Short-term securities...  $  8,912,412  $  8,448,154   $ 6,984,813   $ 4,733,800  $ 12,538,419  $  2,127,822
                           ==================================================================================
 Foreign currency........  $         51  $         35   $        21   $         7  $         45  $     10,660
                           ==================================================================================
# Proceeds from written
  call options...........  $    125,206  $    125,206   $        --   $        --  $         --  $         --
                           ==================================================================================

See Notes to Financial Statements

----------------
202

                            LARGE CAP    LARGE CAP    LARGE CAP     MID CAP      MID CAP
                             GROWTH      COMPOSITE      VALUE       GROWTH        VALUE
------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at
  value*.................  $26,399,022  $18,092,449  $16,333,201  $27,180,217  $15,855,563
Short-term securities*...    1,109,623      209,102      232,378      177,413       29,978
Repurchase agreements
  (cost equals market)...       12,000      285,000      125,000      550,000      736,000
Cash.....................      149,917       10,444       95,675       53,705        1,462
Foreign currency*........            8           --           --           --           --
Receivables for --
  Fund shares sold.......       29,513           --           --          100           --
  Dividends and accrued
    interest.............       15,513       13,450       26,825        4,225       27,217
  Sales of investments...      218,487      259,141       65,504      182,932      200,000
  Foreign currency
    contracts............       17,948       27,588          872           --           --
  Variation margin on
    futures contracts....          550           --        1,100          550        1,100
Prepaid expenses.........           84           56           65           71           62
Due from Adviser.........        9,930       12,179        9,652        6,879        9,706
Deferred organizational
  expenses...............           --           --           --           --           --
Unrealized appreciation
  on forward foreign
  currency contracts.....       95,584           --           --           --           --
                           ---------------------------------------------------------------
                            28,058,179   18,909,409   16,890,272   28,156,092   16,861,088
                           ---------------------------------------------------------------
LIABILITIES:
Payables for --
  Fund shares redeemed...       21,912          165          232          640          383
  Purchases of
    investments..........       76,376      159,330       89,274       36,128      171,584
  Management fees........       18,865       12,173       10,647       20,727       11,076
  Foreign currency
    contracts............       17,948       27,545          877           --           --
  Variation margin on
    futures contracts....           --           --           --           --           --
Other accrued expenses...       40,673       38,333       37,954       39,359       37,798
Unrealized depreciation
  on forward foreign
  currency contracts.....       22,145           --           --           --           --
Written call options at
  value#.................           --           --           --           --           --
Due to custodian.........           --           --           --           --           --
Due to Adviser...........           --           --           --           --           --
                           ---------------------------------------------------------------
                               197,919      237,546      138,984       96,854      220,841
                           ---------------------------------------------------------------
NET ASSETS...............  $27,860,260  $18,671,863  $16,751,288  $28,059,238  $16,640,247
                           ===============================================================
Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized)............    1,863,691    1,430,430    1,608,659    1,563,426    1,581,723
Net asset value per
  share..................       $14.95       $13.05       $10.41       $17.95       $10.52
                           ===============================================================
COMPOSITION OF NET
  ASSETS:
Capital paid in..........  $19,266,039  $14,718,982  $16,324,644  $16,103,209  $15,907,721
Accumulated undistributed
  net investment income
  (loss).................      (56,467)        (637)      56,949           --       58,303
Accumulated undistributed
  net realized gain
  (loss) on investments,
  futures contracts and
  options contracts......    2,349,191      427,768      557,509    2,516,513      422,901
Unrealized appreciation
  (depreciation) on
  investments............    6,222,357    3,526,097     (190,730)   9,433,734      240,614
Unrealized foreign
  exchange gain (loss) on
  other assets and
  liabilities............       73,442         (347)          (3)          --            2
Unrealized appreciation
  (depreciation) on
  futures and written
  options contracts......        5,698           --        2,919        5,782       10,706
                           ---------------------------------------------------------------
                           $27,860,260  $18,671,863  $16,751,288  $28,059,238  $16,640,247
                           ===============================================================

---------------
* Cost
 Investment securities...  $20,176,665  $14,566,352  $16,523,931  $17,746,483  $15,614,949
                           ===============================================================
 Short-term securities...  $ 1,109,623  $   209,102  $   232,378  $   177,413  $    29,978
                           ===============================================================
 Foreign currency........  $         8  $        --  $        --  $        --  $        --
                           ===============================================================
# Proceeds from written
  call options...........  $        --  $        --  $        --  $        --  $        --
                           ===============================================================


                                        INTERNATIONAL  DIVERSIFIED      CASH
                            SMALL CAP      EQUITY      FIXED INCOME  MANAGEMENT
-------------------------
ASSETS:
Investment securities, at
  value*.................  $20,334,525   $19,944,970   $15,952,508   $       --
Short-term securities*...       29,979        19,986        49,225    3,044,523
Repurchase agreements
  (cost equals market)...      682,000       131,000       583,000    1,099,000
Cash.....................      122,761        80,152        10,738          757
Foreign currency*........           --       243,126            --           --
Receivables for --
  Fund shares sold.......           --           100            --           --
  Dividends and accrued
    interest.............        6,260        51,731       212,185          188
  Sales of investments...      753,479        26,639        54,236           --
  Foreign currency
    contracts............           --        11,660            --           --
  Variation margin on
    futures contracts....          550            --            --           --
Prepaid expenses.........           58            65            67            9
Due from Adviser.........        8,685        17,928        10,058        7,672
Deferred organizational
  expenses...............           --            --            --           --
Unrealized appreciation
  on forward foreign
  currency contracts.....           --        45,703            --           --
                           ----------------------------------------------------
                            21,938,297    20,573,060    16,872,017    4,152,149
                           ----------------------------------------------------
LIABILITIES:
Payables for --
  Fund shares redeemed...          522           423           198          159
  Purchases of
    investments..........      675,302        32,277        38,475           --
  Management fees........       16,495        17,634         9,885        1,225
  Foreign currency
    contracts............           --        11,574            --           --
  Variation margin on
    futures contracts....           --         1,775            --           --
Other accrued expenses...       38,274        62,719        39,584       27,448
Unrealized depreciation
  on forward foreign
  currency contracts.....           --        56,706            --           --
Written call options at
  value#.................       63,650            --            --           --
Due to custodian.........           --            --            --           --
Due to Adviser...........           --            --            --           --
                           ----------------------------------------------------
                               794,243       183,108        88,142       28,832
                           ----------------------------------------------------
NET ASSETS...............  $21,144,054   $20,389,952   $16,783,875   $4,123,317
                           ====================================================
Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized)............    1,501,699     1,544,959     1,742,616      402,530
Net asset value per
  share..................       $14.08        $13.20         $9.63       $10.24
                           ====================================================
COMPOSITION OF NET
  ASSETS:
Capital paid in..........  $15,600,513   $15,759,939   $17,361,548   $4,083,045
Accumulated undistributed
  net investment income
  (loss).................           --       (36,947)      273,680       40,459
Accumulated undistributed
  net realized gain
  (loss) on investments,
  futures contracts and
  options contracts......    2,050,090       721,673      (226,040)         (73)
Unrealized appreciation
  (depreciation) on
  investments............    3,505,652     3,971,422      (625,313)        (114)
Unrealized foreign
  exchange gain (loss) on
  other assets and
  liabilities............           --       (17,722)           --           --
Unrealized appreciation
  (depreciation) on
  futures and written
  options contracts......      (12,201)       (8,413)           --           --
                           ----------------------------------------------------
                           $21,144,054   $20,389,952   $16,783,875   $4,123,317
                           ====================================================
---------------
* Cost
 Investment securities...  $16,828,873   $15,973,548   $16,577,569   $       --
                           ====================================================
 Short-term securities...  $    29,979   $    19,986   $    49,477   $3,044,637
                           ====================================================
 Foreign currency........  $        --   $   246,984   $        --   $       --
                           ====================================================
# Proceeds from written
  call options...........  $    54,303   $        --   $        --   $       --
                           ====================================================

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000

                                          MULTI-                                   ASSET
                             MULTI-       MANAGED       MULTI-        MULTI-    ALLOCATION:
                             MANAGED     MODERATE       MANAGED      MANAGED    DIVERSIFIED
                             GROWTH       GROWTH     INCOME/EQUITY    INCOME      GROWTH        STOCK
--------------------------------------------------------------------------------------------------------
INCOME:
  Interest...............  $ 1,604,168  $ 2,568,479   $ 3,078,060   $2,995,102  $2,480,395   $   228,907
  Dividends..............      161,901      143,902        95,891       49,370   1,202,139       886,305
                           -----------------------------------------------------------------------------
    Total income*........    1,766,069    2,712,381     3,173,951    3,044,472   3,682,534     1,115,212
                           -----------------------------------------------------------------------------
EXPENSES:
  Management fees........      737,883      749,965       557,436      405,602   1,183,926       932,899
  Custodian fees.........      142,045      150,512       124,095      108,968     318,388       152,458
  Auditing fees..........       25,807       25,807        25,785       25,805      25,833        25,862
  Reports to investors...       38,164       39,833        28,906       21,711      56,195        47,460
  Legal fees.............        5,338        5,670         4,497        3,651       6,871         5,803
  Trustees' fees.........          714          773           617          495       1,160           936
  Interest expense.......           --           --            --           --          --            --
  Amortization of
    organizational
    expenses.............        3,221        3,221         3,221        3,221       3,221         3,221
  Other expenses.........          902          939           838          740       1,317         1,128
                           -----------------------------------------------------------------------------
    Total expenses before
      reimbursement and
      custody credits....      954,074      976,720       745,395      570,193   1,596,911     1,169,767
    Expenses reimbursed
      by the investment
      adviser............           --           --            --      (10,468)         --            --
    Custody credits
      earned on cash
      balances...........       (2,334)      (2,779)       (2,741)      (1,364)     (1,662)       (1,130)
                           -----------------------------------------------------------------------------
Net investment income
  (loss).................      814,329    1,738,440     2,431,297    2,486,111   2,087,285       (53,425)
                           -----------------------------------------------------------------------------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN
  CURRENCIES:
  Net realized gain
    (loss) on
    investments**........   26,439,228   22,057,038     7,340,224    2,774,697  11,896,069    13,400,365
  Net realized gain
    (loss) on futures and
    options contracts....     (381,346)          --            --           --  (1,973,076)           --
  Net realized foreign
    exchange gain (loss)
    on other assets and
    liabilities..........      158,036      120,837        60,820       22,861      (2,989)      (59,892)
  Change in unrealized
appreciation/depreciation
    on investments.......    7,553,424    5,652,704     1,716,369     (731,267)  8,654,061    15,890,765
  Change in unrealized
    foreign exchange
    gain/loss on other
    assets and
    liabilities..........      186,658      138,732        64,575       19,701     (11,548)         (389)
  Change in unrealized
appreciation/depreciation
    on futures and
    options contracts....      (14,356)     (14,700)           --           --   1,783,339            --
                           -----------------------------------------------------------------------------
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currencies...........   33,941,644   27,954,611     9,181,988    2,085,992  20,345,856    29,230,849
                           -----------------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........  $34,755,973  $29,693,051   $11,613,285   $4,572,103  $22,433,141  $29,177,424
                           =============================================================================

---------------
* Net of foreign
  withholding taxes on
  interest and dividends
  of.....................  $     4,106  $     3,756   $     2,655   $    1,832  $   54,985   $    21,431
                           =============================================================================
** Net of foreign
  withholding taxes on
  capital gains of.......  $        --  $        --   $        --   $       --  $       --   $        --
                           =============================================================================

See Notes to Financial Statements

----------------
204

                           LARGE CAP   LARGE CAP   LARGE CAP    MID CAP     MID CAP
                             GROWTH    COMPOSITE     VALUE      GROWTH       VALUE
-------------------------------------------------------------------------------------
INCOME:
  Interest...............  $  51,627   $  32,524   $ 27,779   $    34,052  $   44,139
  Dividends..............    113,981     136,134    340,920        56,509     287,509
                           ----------------------------------------------------------
    Total income*........    165,608     168,658    368,699        90,561     331,648
                           ----------------------------------------------------------
EXPENSES:
  Management fees........    168,718     114,627    127,574       165,289     129,830
  Custodian fees.........     70,320      64,581     62,563        64,011      61,181
  Auditing fees..........     25,678      25,678     25,678        25,678      25,678
  Reports to investors...      8,019       5,810      5,950         7,168       5,894
  Legal fees.............      2,283       1,882      1,950         2,244       1,921
  Trustees' fees.........        378         378        378           378         378
  Interest expense.......         --          --         --            --          --
  Amortization of
    organizational
    expenses.............         --          --         --            --          --
  Other expenses.........        832         814        821           825         818
                           ----------------------------------------------------------
    Total expenses before
      reimbursement and
      custody credits....    276,228     213,770    224,914       265,593     225,700
    Expenses reimbursed
      by the investment
      adviser............    (42,322)    (53,940)   (46,787)      (38,651)    (49,262)
    Custody credits
      earned on cash
      balances...........     (1,919)     (2,218)    (2,712)       (3,316)       (786)
                           ----------------------------------------------------------
Net investment income
  (loss).................    (66,379)     11,046    193,284      (133,065)    155,996
                           ----------------------------------------------------------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN
  CURRENCIES:
  Net realized gain
    (loss) on
    investments**........  2,814,305     442,115    936,020     3,208,067     882,175
  Net realized gain
    (loss) on futures and
    options contracts....     55,195         326      7,047        16,901      (2,058)
  Net realized foreign
    exchange gain (loss)
    on other assets and
    liabilities..........     11,393      (1,383)       (41)           --           2
  Change in unrealized
appreciation/depreciation
    on investments.......  5,237,861   3,054,777   (427,319)    8,800,550     309,971
  Change in unrealized
    foreign exchange
    gain/loss on other
    assets and
    liabilities..........     73,442        (347)        (4)           --           3
  Change in unrealized
appreciation/depreciation
    on futures and
    options contracts....      8,358       2,658      4,249         7,295      12,219
                           ----------------------------------------------------------
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currencies...........  8,200,554   3,498,146    519,952    12,032,813   1,202,312
                           ----------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........  $8,134,175  $3,509,192  $713,236   $11,899,748  $1,358,308
                           ==========================================================

---------------
* Net of foreign
  withholding taxes on
  interest and dividends
  of.....................  $     929   $   1,140   $  1,596   $       153  $      766
                           ==========================================================
** Net of foreign
  withholding taxes on
  capital gains of.......  $      --   $      --   $     --   $        --  $       --
                           ==========================================================


                                       INTERNATIONAL  DIVERSIFIED      CASH
                           SMALL CAP      EQUITY      FIXED INCOME  MANAGEMENT
-------------------------
INCOME:
  Interest...............  $  58,958    $   24,073     $1,033,937    $128,625
  Dividends..............     83,924       213,428          6,008          --
                           ---------------------------------------------------
    Total income*........    142,882       237,501      1,039,945     128,625
                           ---------------------------------------------------
EXPENSES:
  Management fees........    133,169       167,310        112,280      12,907
  Custodian fees.........     59,926       113,416         60,888      24,513
  Auditing fees..........     25,678        33,297         28,234      28,229
  Reports to investors...      5,810         5,929          5,950       1,102
  Legal fees.............      2,025         1,869          2,035       1,380
  Trustees' fees.........        378           415            415         320
  Interest expense.......         --            --             --          --
  Amortization of
    organizational
    expenses.............         --            --             --          --
  Other expenses.........        815           821            822         786
                           ---------------------------------------------------
    Total expenses before
      reimbursement and
      custody credits....    227,801       323,057        210,624      69,237
    Expenses reimbursed
      by the investment
      adviser............    (47,108)     (102,616)       (49,582)    (49,192)
    Custody credits
      earned on cash
      balances...........       (524)       (2,939)          (642)        (98)
                           ---------------------------------------------------
Net investment income
  (loss).................    (37,287)       19,999        879,545     108,678
                           ---------------------------------------------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN
  CURRENCIES:
  Net realized gain
    (loss) on
    investments**........  2,693,339     1,098,140       (212,731)        (35)
  Net realized gain
    (loss) on futures and
    options contracts....     18,727        89,770             --          --
  Net realized foreign
    exchange gain (loss)
    on other assets and
    liabilities..........        (19)      (15,627)            --          --
  Change in unrealized
appreciation/depreciation
    on investments.......  3,588,487     3,542,876       (456,699)       (159)
  Change in unrealized
    foreign exchange
    gain/loss on other
    assets and
    liabilities..........         --       (15,028)            --          --
  Change in unrealized
appreciation/depreciation
    on futures and
    options contracts....    (10,691)      (12,781)            --          --
                           ---------------------------------------------------
  Net realized and
    unrealized gain
    (loss) on investments
    and foreign
    currencies...........  6,289,843     4,687,350       (669,430)       (194)
                           ---------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........  $6,252,556   $4,707,349     $  210,115    $108,484
                           ===================================================
---------------
* Net of foreign
  withholding taxes on
  interest and dividends
  of.....................  $     232    $   27,622     $       --    $     --
                           ===================================================
** Net of foreign
  withholding taxes on
  capital gains of.......  $      --    $       --     $       --    $     --
                           ===================================================

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS

For the year ended March 31, 2000

                                                           MULTI-                                    ASSET
                                             MULTI-       MANAGED        MULTI-        MULTI-     ALLOCATION:
                                            MANAGED       MODERATE       MANAGED       MANAGED    DIVERSIFIED
                                             GROWTH        GROWTH     INCOME/EQUITY    INCOME        GROWTH        STOCK
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)............  $    814,329  $  1,738,440   $ 2,431,297   $ 2,486,111  $  2,087,285  $    (53,425)
Net realized gain (loss) on
  investments...........................    26,439,228    22,057,038     7,340,224     2,774,697    11,896,069    13,400,365
Net realized gain (loss) on futures and
  options contracts.....................      (381,346)           --            --            --    (1,973,076)           --
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities...........................       158,036       120,837        60,820        22,861        (2,989)      (59,892)
Change in unrealized
  appreciation/depreciation on
  investments...........................     7,553,424     5,652,704     1,716,369      (731,267)    8,654,061    15,890,765
Change in unrealized foreign exchange
  gain/loss on other assets and
  liabilities...........................       186,658       138,732        64,575        19,701       (11,548)         (389)
Change in unrealized
  appreciation/depreciation on futures
  and options contracts.................       (14,356)      (14,700)           --            --     1,783,339            --
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations.............    34,755,973    29,693,051    11,613,285     4,572,103    22,433,141    29,177,424
                                          ----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
Dividends from net investment income....      (820,000)   (1,605,000)   (2,012,000)   (2,281,000)   (2,202,000)           --
Distributions from net realized gain on
  investments...........................   (14,345,000)  (11,165,000)   (4,689,000)   (1,659,000)   (6,947,000)   (6,781,000)
                                          ----------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders..........................   (15,165,000)  (12,770,000)   (6,701,000)   (3,940,000)   (9,149,000)   (6,781,000)
                                          ----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold...............    32,763,994    30,158,616    21,214,752    18,076,587    58,935,026    41,407,708
Proceeds from shares issued for
  reinvestment of dividends and
  distributions.........................    15,165,000    12,770,000     6,701,000     3,940,000     9,149,000     6,781,000
Cost of shares repurchased..............   (33,256,405)  (28,124,784)  (20,170,897)  (18,861,153)  (37,972,942)  (34,800,524)
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions..........................    14,672,589    14,803,832     7,744,855     3,155,434    30,111,084    13,388,184
                                          ----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................    34,263,562    31,726,883    12,657,140     3,787,537    43,395,225    35,784,608

NET ASSETS:
Beginning of period.....................    69,712,292    75,694,007    62,121,074    50,249,958   117,662,926    97,046,749
                                          ----------------------------------------------------------------------------------
End of period...........................  $103,975,854  $107,420,890   $74,778,214   $54,037,495  $161,058,151  $132,831,357
                                          ==================================================================================

---------------
Undistributed net investment income
  (loss)................................  $     84,102  $    431,603   $   822,698   $   606,354  $    313,322  $    (28,556)
                                          ==================================================================================
Shares issued and repurchased:
Sold....................................     1,712,782     1,802,685     1,552,450     1,494,584     4,422,800     2,403,922
Issued in reinvestment of dividends and
  distributions.........................       775,470       743,857       491,388       331,586       678,569       382,563
Repurchased.............................    (1,700,356)   (1,654,036)   (1,468,768)   (1,557,621)   (2,869,977)   (1,996,632)
                                          ----------------------------------------------------------------------------------
Net increase (decrease).................       787,896       892,506       575,070       268,549     2,231,392       789,853
                                          ==================================================================================

See Notes to Financial Statements

----------------
206

                                           LARGE CAP    LARGE CAP    LARGE CAP      MID CAP      MID CAP
                                            GROWTH      COMPOSITE      VALUE        GROWTH        VALUE
----------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)............  $   (66,379) $    11,046  $    193,284  $  (133,065) $   155,996
Net realized gain (loss) on
  investments...........................    2,814,305      442,115       936,020    3,208,067      882,175
Net realized gain (loss) on futures and
  options contracts.....................       55,195          326         7,047       16,901       (2,058)
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities...........................       11,393       (1,383)          (41)          --            2
Change in unrealized
  appreciation/depreciation on
  investments...........................    5,237,861    3,054,777      (427,319)   8,800,550      309,971
Change in unrealized foreign exchange
  gain/loss on other assets and
  liabilities...........................       73,442         (347)           (4)          --            3
Change in unrealized
  appreciation/depreciation on futures
  and options contracts.................        8,358        2,658         4,249        7,295       12,219
                                          ----------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations.............    8,134,175    3,509,192       713,236   11,899,748    1,358,308
                                          ----------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
Dividends from net investment income....      (12,000)     (30,000)     (172,000)      (5,000)    (134,000)
Distributions from net realized gain on
  investments...........................     (552,000)     (22,500)     (394,000)    (552,000)    (473,000)
                                          ----------------------------------------------------------------
Total dividends and distributions to
  shareholders..........................     (564,000)     (52,500)     (566,000)    (557,000)    (607,000)
                                          ----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold...............   13,682,203    3,798,451     5,818,186    7,683,895    3,407,560
Proceeds from shares issued for
  reinvestment of dividends and
  distributions.........................      564,000       52,500       566,000      557,000      607,000
Cost of shares repurchased..............   (8,872,277)    (469,579)   (3,405,281)  (5,411,219)  (1,213,344)
                                          ----------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions..........................    5,373,926    3,381,372     2,978,905    2,829,676    2,801,216
                                          ----------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................   12,944,101    6,838,064     3,126,141   14,172,424    3,552,524

NET ASSETS:
Beginning of period.....................   14,916,159   11,833,799    13,625,147   13,886,814   13,087,723
                                          ----------------------------------------------------------------
End of period...........................  $27,860,260  $18,671,863  $ 16,751,288  $28,059,238  $16,640,247
                                          ================================================================

---------------
Undistributed net investment income
  (loss)................................  $   (56,467) $      (637) $     56,949  $        --  $    58,303
                                          ================================================================
Shares issued and repurchased:
Sold....................................    1,096,048      333,272       549,153      566,594      331,021
Issued in reinvestment of dividends and
  distributions.........................       41,400        4,438        53,871       37,934       61,727
Repurchased.............................     (658,656)     (40,534)     (328,750)    (368,617)    (122,442)
                                          ----------------------------------------------------------------
Net increase (decrease).................      478,792      297,176       274,274      235,911      270,306
                                          ================================================================

                                                                      DIVERSIFIED
                                                       INTERNATIONAL     FIXED        CASH
                                           SMALL CAP      EQUITY        INCOME     MANAGEMENT
----------------------------------------
OPERATIONS:
Net investment income (loss)............  $  (37,287)   $    19,999   $   879,545  $  108,678
Net realized gain (loss) on
  investments...........................   2,693,339      1,098,140      (212,731)        (35)
Net realized gain (loss) on futures and
  options contracts.....................      18,727         89,770            --          --
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities...........................         (19)       (15,627)           --          --
Change in unrealized
  appreciation/depreciation on
  investments...........................   3,588,487      3,542,876      (456,699)       (159)
Change in unrealized foreign exchange
  gain/loss on other assets and
  liabilities...........................          --        (15,028)           --          --
Change in unrealized
  appreciation/depreciation on futures
  and options contracts.................     (10,691)       (12,781)           --          --
                                          ----------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations.............   6,252,556      4,707,349       210,115     108,484
                                          ----------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
Dividends from net investment income....     (13,000)       (85,000)     (705,000)    (82,000)
Distributions from net realized gain on
  investments...........................    (610,000)      (446,000)           --          --
                                          ----------------------------------------------------
Total dividends and distributions to
  shareholders..........................    (623,000)      (531,000)     (705,000)    (82,000)
                                          ----------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold...............   5,989,925      3,956,858     4,957,675   6,659,343
Proceeds from shares issued for
  reinvestment of dividends and
  distributions.........................     623,000        531,000       705,000      82,000
Cost of shares repurchased..............  (2,238,054)    (1,967,689)   (3,612,833) (4,665,570)
                                          ----------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions..........................   4,374,871      2,520,169     2,049,842   2,075,773
                                          ----------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................  10,004,427      6,696,518     1,554,957   2,102,257
NET ASSETS:
Beginning of period.....................  11,139,627     13,693,434    15,228,918   2,021,060
                                          ----------------------------------------------------
End of period...........................  $21,144,054   $20,389,952   $16,783,875  $4,123,317
                                          ====================================================
---------------
Undistributed net investment income
  (loss)................................  $       --    $   (36,947)  $   273,680  $   40,459
                                          ====================================================
Shares issued and repurchased:
Sold....................................     485,494        329,571       510,170     649,698
Issued in reinvestment of dividends and
  distributions.........................      48,357         43,179        74,150       8,079
Repurchased.............................    (155,967)      (152,148)     (373,720)   (456,212)
                                          ----------------------------------------------------
Net increase (decrease).................     377,884        220,602       210,600     201,565
                                          ====================================================

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS

For the period ended March 31, 1999

                                          MULTI-                                    ASSET
                             MULTI-       MANAGED       MULTI-        MULTI-     ALLOCATION:
                             MANAGED     MODERATE       MANAGED       MANAGED    DIVERSIFIED
                             GROWTH       GROWTH     INCOME/EQUITY    INCOME        GROWTH        STOCK
----------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income
  (loss).................  $   551,927  $ 1,087,381   $ 1,491,688   $ 1,498,609  $    974,790  $   133,284
Net realized gain (loss)
  on investments.........    8,073,088    6,446,394     3,106,513     1,151,510     3,420,641    3,246,206
Net realized gain (loss)
  on futures and options
  contracts..............       74,019       82,903            --            --            --           --
Net realized foreign
  exchange gain (loss) on
  other assets and
  liabilities............      (13,722)      12,096        31,373        40,761       (83,520)     (26,929)
Change in unrealized
appreciation/depreciation
  on investments.........    9,169,197    7,517,760     2,861,759       981,991     5,055,824    7,653,212
Change in unrealized
  foreign exchange
  gain/loss on other
  assets and
  liabilities............       94,446       72,607        36,636        10,790        (7,818)         588
Change in unrealized
appreciation/depreciation
  on futures and written
  options contracts......       (6,538)      (6,194)           --            --       (18,744)          --
                           -------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations........   17,942,417   15,212,947     7,527,969     3,683,661     9,341,173   11,006,361
                           -------------------------------------------------------------------------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS:
  Dividends from net
    investment income....     (690,000)  (1,030,000)   (1,350,000)   (1,300,000)     (960,000)    (135,000)
  Distributions from net
    realized gain on
    investments..........     (125,000)     (80,000)     (395,000)     (235,000)      (25,000)  (1,560,000)
                           -------------------------------------------------------------------------------
Total dividends and
  distributions to
  shareholders...........     (815,000)  (1,110,000)   (1,745,000)   (1,535,000)     (985,000)  (1,695,000)
                           -------------------------------------------------------------------------------
CAPITAL SHARE
  TRANSACTIONS:
Proceeds from shares
  sold...................   29,841,859   36,479,107    34,877,027    32,657,535    66,314,211   53,243,989
Proceeds from shares
  issued for reinvestment
  of dividends and
  distributions..........      815,000    1,110,000     1,745,000     1,535,000       985,000    1,695,000
Cost of shares
  repurchased............  (10,552,545)  (8,620,211)   (6,240,664)   (4,469,021)   (8,376,862)  (9,288,291)
                           -------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from capital share
  transactions...........   20,104,314   28,968,896    30,381,363    29,723,514    58,922,349   45,650,698
                           -------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........   37,231,731   43,071,843    36,164,332    31,872,175    67,278,522   54,962,059

NET ASSETS:
Beginning of period......   32,480,561   32,622,164    25,956,742    18,377,783    50,384,404   42,084,690
                           -------------------------------------------------------------------------------
End of period............  $69,712,292  $75,694,007   $62,121,074   $50,249,958  $117,662,926  $97,046,749
                           ===============================================================================

---------------
Undistributed net
  investment income
  (loss).................  $   (66,517) $   181,553   $   342,608   $   416,796  $    107,905  $   (33,385)
                           ===============================================================================
Shares issued and
  repurchased:
Sold.....................    2,192,641    2,797,970     2,814,915     2,783,026     5,638,376    3,621,737
Issued in reinvestment of
  dividends and
  distributions..........       59,600       85,233       142,064       131,749        85,106      117,352
Repurchased..............     (728,602)    (637,843)     (500,292)     (378,699)     (712,489)    (624,293)
                           -------------------------------------------------------------------------------
Net increase
  (decrease).............    1,523,639    2,245,360     2,456,687     2,536,076     5,010,993    3,114,796
                           ===============================================================================

---------------

  +  Commenced operations February 8, 1999

See Notes to Financial Statements

----------------
208

                            LARGE CAP    LARGE CAP    LARGE CAP      MID CAP      MID CAP
                             GROWTH+    COMPOSITE+      VALUE+       GROWTH+      VALUE+
-------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income
  (loss).................  $     3,883  $    8,612   $     28,763  $    (2,894) $    29,687
Net realized gain (loss)
  on investments.........       17,328      (1,338)        (5,921)     (35,075)       5,683
Net realized gain (loss)
  on futures and options
  contracts..............       14,363      14,361         14,363       12,961       10,101
Net realized foreign
  exchange gain (loss) on
  other assets and
  liabilities............           18        (726)           325           --           --
Change in unrealized
appreciation/depreciation
  on investments.........      984,496     471,320        236,589      633,184      (69,357)
Change in unrealized
  foreign exchange
  gain/loss on other
  assets and
  liabilities............           --          --              1           --           (1)
Change in unrealized
appreciation/depreciation
  on futures and written
  options contracts......       (2,660)     (2,658)        (1,330)      (1,513)      (1,513)
                           ----------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations........    1,017,428     489,571        272,790      606,663      (25,400)
                           ----------------------------------------------------------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS:
  Dividends from net
    investment income....           --          --             --           --           --
  Distributions from net
    realized gain on
    investments..........           --          --             --           --           --
                           ----------------------------------------------------------------
Total dividends and
  distributions to
  shareholders...........           --          --             --           --           --
                           ----------------------------------------------------------------
CAPITAL SHARE
  TRANSACTIONS:
Proceeds from shares
  sold...................   13,899,428  11,344,468     13,352,560   13,280,414   13,113,224
Proceeds from shares
  issued for reinvestment
  of dividends and
  distributions..........           --          --             --           --           --
Cost of shares
  repurchased............         (697)       (240)          (203)        (263)        (101)
                           ----------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from capital share
  transactions...........   13,898,731  11,344,228     13,352,357   13,280,151   13,113,123
                           ----------------------------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........   14,916,159  11,833,799     13,625,147   13,886,814   13,087,723

NET ASSETS:
Beginning of period......           --          --             --           --           --
                           ----------------------------------------------------------------
End of period............  $14,916,159  $11,833,799  $ 13,625,147  $13,886,814  $13,087,723
                           ================================================================

---------------
Undistributed net
  investment income
  (loss).................  $    10,519  $   14,504   $     35,706  $     3,724  $    36,305
                           ================================================================
Shares issued and
  repurchased:
Sold.....................    1,384,964   1,133,277      1,334,405    1,327,541    1,311,427
Issued in reinvestment of
  dividends and
  distributions..........           --          --             --           --           --
Repurchased..............          (65)        (23)           (20)         (26)         (10)
                           ----------------------------------------------------------------
Net increase
  (decrease).............    1,384,899   1,133,254      1,334,385    1,327,515    1,311,417
                           ================================================================

                                                       DIVERSIFIED
                                        INTERNATIONAL     FIXED        CASH
                           SMALL CAP+      EQUITY+       INCOME+    MANAGEMENT+
-------------------------
OPERATIONS:
Net investment income
  (loss).................  $    4,688    $    26,720   $    96,618  $   11,353
Net realized gain (loss)
  on investments.........     (23,074)        10,335       (17,410)        (38)
Net realized gain (loss)
  on futures and options
  contracts..............      10,098         (3,664)           --          --
Net realized foreign
  exchange gain (loss) on
  other assets and
  liabilities............          --        (16,565)           --          --
Change in unrealized
appreciation/depreciation
  on investments.........     (82,835)       428,546      (168,614)         45
Change in unrealized
  foreign exchange
  gain/loss on other
  assets and
  liabilities............          --         (2,694)           --          --
Change in unrealized
appreciation/depreciation
  on futures and written
  options contracts......      (1,510)         4,368            --          --
                           ----------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations........     (92,633)       447,046       (89,406)     11,360
                           ----------------------------------------------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS:
  Dividends from net
    investment income....          --             --            --          --
  Distributions from net
    realized gain on
    investments..........          --             --            --          --
                           ----------------------------------------------------
Total dividends and
  distributions to
  shareholders...........          --             --            --          --
                           ----------------------------------------------------
CAPITAL SHARE
  TRANSACTIONS:
Proceeds from shares
  sold...................  11,232,399     13,246,545    15,318,454   2,009,850
Proceeds from shares
  issued for reinvestment
  of dividends and
  distributions..........          --             --            --          --
Cost of shares
  repurchased............        (139)          (157)         (130)       (150)
                           ----------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from capital share
  transactions...........  11,232,260     13,246,388    15,318,324   2,009,700
                           ----------------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........  11,139,627     13,693,434    15,228,918   2,021,060
NET ASSETS:
Beginning of period......          --             --            --          --
                           ----------------------------------------------------
End of period............  $11,139,627   $13,693,434   $15,228,918  $2,021,060
                           ====================================================
---------------
Undistributed net
  investment income
  (loss).................  $   11,306    $    16,773   $   103,236  $   17,971
                           ====================================================
Shares issued and
  repurchased:
Sold.....................   1,123,829      1,324,372     1,532,029     200,980
Issued in reinvestment of
  dividends and
  distributions..........          --             --            --          --
Repurchased..............         (14)           (15)          (13)        (15)
                           ----------------------------------------------------
Net increase
  (decrease).............   1,123,815      1,324,357     1,532,016     200,965
                           ====================================================

---------------

  +  Commenced operations February 8, 1999

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: Seasons Series Trust ("the Trust"), organized as a Massachusetts business trust on October 10, 1995, is an open-end, management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts. Shares of the Portfolios are held by Variable Annuity Account Five (the "Account"), a separate account of Anchor National Life Insurance Company (the "Life Company"), organized under the laws of the state of Arizona.

  The Trust currently consists of fifteen separate series or portfolios (each, a "Portfolio" and collectively, the "Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objective. The Board of Trustees may establish additional Portfolios in the future. Six of the Portfolios, which we call the "Seasons Portfolios," are available through the Seasons Variable Annuity Contract. The other nine Portfolios, which we call the "Seasons Select Portfolios," are available in addition to the Seasons Portfolios, through the Seasons Select Variable Annuity Contract. All shares may be purchased or redeemed by the Account at net asset value without any sales or redemption charge.

The investment objectives for each portfolio are as follows:

SEASONS PORTFOLIOS

The MULTI-MANAGED GROWTH PORTFOLIO seeks long-term growth of capital.
The MULTI-MANAGED MODERATE GROWTH PORTFOLIO seeks long-term growth of capital, with capital preservation as a secondary objective.
The MULTI-MANAGED INCOME/EQUITY PORTFOLIO seeks conservation of principal while maintaining some potential for long-term growth of capital.
The MULTI-MANAGED INCOME PORTFOLIO seeks capital preservation.
The ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO seeks capital appreciation. The STOCK PORTFOLIO seeks long-term capital appreciation with a secondary objective of increasing dividend income.

SEASONS SELECT PORTFOLIOS

The LARGE CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of large companies selected through a growth strategy.
The LARGE CAP COMPOSITE PORTFOLIO seeks long-term growth of capital and growth of dividend income by investing primarily in equity securities of large companies that offer the potential for long-term growth of capital or dividends. The LARGE CAP VALUE PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of large companies selected through a value strategy.
The MID CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies selected through a growth strategy.
The MID CAP VALUE PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies selected through a value strategy.
The SMALL CAP PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of small companies.
The INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in at least three countries other than the U.S.
The DIVERSIFIED FIXED INCOME PORTFOLIO seeks relatively high current income and secondarily capital appreciation by investing primarily in fixed income securities.
The CASH MANAGEMENT PORTFOLIO seek high current yield while preserving capital by investing in a diversified selection of money market instruments.

  Each Portfolio, except for the Asset Allocation: Diversified Growth, Stock, Diversified Fixed Income and Cash Management Portfolios, is organized as a "non-diversified" Portfolio of the Trust (as such term is defined under the Investment Company Act of 1940, as amended), subject, however, to certain tax diversification requirements.

  Each of the Seasons Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios ("Multi-Managed Seasons Portfolio(s)") allocates all of its assets among three or four distinct Managed Components, each managed by a separate Manager ("Manager" or collectively "Managers"). The three Managers of

----------------
210
the Multi-Managed Seasons Portfolios are SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), Janus Capital Corporation ("Janus"), and Wellington Management Company, LLP ("WMC"). New share purchase and redemption requests in each Multi-Managed Seasons Portfolio will be allocated among the Managed Components of such portfolio as described in the chart below.

                                                 SUNAMERICA                              WMC/
                                                 AGGRESSIVE     JANUS     SUNAMERICA     FIXED
                                                   GROWTH      GROWTH      BALANCED     INCOME
                   PORTFOLIO                     COMPONENT    COMPONENT   COMPONENT    COMPONENT
------------------------------------------------------------------------------------------------
Multi-Managed Growth...........................     20%          40%         20%          20%
Multi-Managed Moderate Growth..................     18%          28%         18%          36%
Multi-Managed Income/Equity....................      0%          18%         28%          54%
Multi-Managed Income...........................      0%           8%         17%          75%

  Differences in investment returns among the Managed Components may cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Seasons Multi-Managed Portfolio will be reallocated or "rebalanced" among the managed components on at least a quarterly basis to restore the target allocations for such Portfolio.

  Each Seasons Select Portfolio except the Cash Management Portfolio (referred to hereinafter as the "Multi-Managed Seasons Select Portfolio(s)" is managed by several separate managers each of which advises a separate portion of the Portfolio. Each Multi-Managed Seasons Select Portfolio will allocate one portion of its portfolio to a passively-managed strategy that seeks to replicate a relevant index, or the relevant subset of an index. New share purchase and redemption requests in each Multi-Managed Seasons Select Portfolio will be allocated equally among the Managers, unless SunAmerica determines, subject to the review of the Trustees, that a different allocation of assets would be in the best interest of the Portfolio and its shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust at March 31, 2000, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

  SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Developing markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

                                                                ----------------

  The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gain and losses on other assets and liabilities and change in unrealized foreign exchange gain and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions to shareholders are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios, which earn foreign income and capital gains, may be subject to foreign withholding taxes at various rates.

  Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the statement of operations.

  Dividends from net investment income and capital gain distributions, if any, are paid annually.

  The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

  For the fiscal year ended March 31, 2000, the reclassification arising from "book/tax" differences resulted in increases (decreases) to the components of net assets as follows:

                                                            ACCUMULATED      ACCUMULATED
                                                           UNDISTRIBUTED    UNDISTRIBUTED
                                                           NET INVESTMENT   NET REALIZED    PAID-IN
                                                           INCOME/(LOSS)     GAIN/(LOSS)    CAPITAL
                                                           -----------------------------------------
Multi-Managed Growth.....................................     $156,290        $(153,069)    $(3,221)
Multi-Managed Moderate Growth............................      116,610         (113,389)     (3,221)
Multi-Managed Income/Equity..............................       60,793          (57,572)     (3,221)
Multi-Managed Income.....................................      (15,553)          18,774      (3,221)
Asset Allocation: Diversified Growth.....................      320,132         (316,911)     (3,221)
Stock....................................................       58,254          (55,033)     (3,221)
Large Cap Growth.........................................       11,393          (11,393)         --
Large Cap Composite......................................        3,813           (3,813)         --
Large Cap Value..........................................          (41)              41          --
Mid Cap Growth...........................................      134,341         (134,341)         --
Mid Cap Value............................................            2               (2)         --
Small Cap................................................       38,981          (38,981)         --
International Equity.....................................       11,281          (11,281)         --
Diversified Fixed Income.................................       (4,101)           4,101          --
Cash Management..........................................       (4,190)              --       4,190

----------------
212

  ORGANIZATIONAL EXPENSES: Costs incurred by the Adviser in connection with the organization and registration of the Seasons Portfolios of the Trust amounted to $91,410. Such organizational expenses are being amortized on a straight line basis by each applicable Seasons Portfolio over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations. Organization expenses incurred by the Seasons Select Portfolios were expensed as incurred.

3. OPERATING POLICIES

  REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

  Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repo transactions with other affiliated investment companies.

  At March 31, 2000 the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity, Multi-Managed Income, Large Cap Value, Mid Cap Growth and Diversified Fixed Income Portfolios had a 0.1%, 0.2%, 0.1%, 0.3%, 0.1%, 0.2% and 0.0%, respectively, undivided interest, representing $340,000, $455,000, $280,000, $770,000, $125,000, $550,000 and $85,000, respectively, in principal amount, in a joint repo with Swiss Bank Corp., which is dated
March 31, 2000, bears interest at a rate of 6.10% per annum, has a principal amount of $256,750,000, and a repurchase price of $256,880,515, matures on April 3, 2000 and is collateralized by $199,724,000 U.S. Treasury Bonds (bearing interest at the rate of 9.25% per annum and maturing February 15, 2016), which have an approximate value of $261,987,046.

  In addition, at March 31, 2000 the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/ Equity, Large Cap Composite, Small Cap, Diversified Fixed Income and Cash Management Portfolios had a 1.1%, 0.3%, 0.1%, 0.1%, 0.2%, 0.0% and 0.2%, respectively, undivided interest, representing $3,359,000, $941,000, $248,000, $285,000, $467,000, $142,000 and $599,000,
respectively, in principal amount in a joint repo with State Street Bank & Trust Co., which is dated March 31, 2000, bears interest at the rate of 6.10% per annum, has a principal amount of $297,045,000 and a repurchase price of $297,195,998, matures on April 3, 2000 and is collateralized by $48,355,000 U.S. Treasury Notes (bearing interest at the rate of 5.00% per annum and maturing February 28, 2001), $25,565,000 U.S. Treasury Notes (bearing interest at the rate of 5.38% per annum and maturing February 15, 2001), $25,420,000 U.S. Treasury Notes (bearing interest at the rate of 5.25% per annum and maturing
May 31, 2001), $25,315,000 U.S. Treasury Notes (bearing interest at the rate of 5.75% per annum and maturing October 31, 2002), $98,575,000 U.S. Treasury Bonds (bearing interest at the rate of 8.75% per annum and maturing May 15, 2017), $25,405,000 U.S. Treasury Notes (bearing interest at the rate of 4.00% per annum and maturing October 31, 2000) and $25,330,000 U.S. Treasury Notes (bearing interest at the rate of 5.50% per annum and maturing December 31, 2000), which together have an approximate value of $303,036,721.

  In addition, at March 31, 2000 the Cash Management Portfolio had a 2.5% undivided interest, representing $500,000 in principal amount in a joint repo with Paine Webber, Inc., which is dated March 31, 2000, bears interest at a rate of 6.20% per annum, has a principal amount of $20,000,000 and a repurchase price of $20,010,333, matures on April 3, 2000 and is collateralized by $19,465,000 U.S. Treasury Notes (bearing interest at the rate of 7.00% per annum and maturing July 16, 2007) which have an approximate value of $20,411,972.

  FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

  FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Portfolio's exposure in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of

                                                                ----------------
futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option, which the Portfolio has written, is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.

  During the fiscal year ended March 31, 2000, transactions in written option contracts were as follows:

                                                                 MULTI-MANAGED MODERATE
                                       MULTI-MANAGED GROWTH              GROWTH                  SMALL CAP
                                     ------------------------   ------------------------   ----------------------
                                     CONTRACTS      AMOUNT      CONTRACTS      AMOUNT      CONTRACTS     AMOUNT
                                     ---------   ------------   ---------   ------------   ---------   ----------
Written option contracts as of
  3/31/99..........................      (19)    $    (31,699)      (18)    $    (30,031)       --     $       --
Options written during the year....     (545)      (1,148,992)     (535)      (1,128,004)     (108)      (221,827)
Written options assigned during the
  year.............................       --               --        --               --        --             --
Written options closed during the
  year.............................      516          908,754       505          885,509        86        150,112
Net realized gain on written
  options closed...................       --          146,731        --          147,320        --         17,412
                                       -----     ------------     -----     ------------     -----     ----------
Written option contracts as of
  3/31/00..........................      (48)    $   (125,206)      (48)    $   (125,206)      (22)    $  (54,303)
                                       =====     ============     =====     ============     =====     ==========

4. FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at March 31, 2000, were as follows:

                                   AGGREGATE    AGGREGATE
                                  UNREALIZED    UNREALIZED    GAIN/(LOSS)      COST OF      CAPITAL LOSS   CAPITAL LOSS
                                     GAIN          LOSS           NET        INVESTMENTS    CARRYOVER*+      UTILIZED
                                  -------------------------------------------------------------------------------------
Multi-Managed Growth............  $22,531,917   $2,661,303    $19,870,614    $ 82,049,687     $     --      $       --
Multi-Managed Moderate Growth...   18,946,176    3,100,490     15,845,686      89,510,510           --              --
Multi-Managed Income/Equity.....    8,519,560    2,384,604      6,134,956      67,539,441           --              --
Multi-Managed Income............    3,139,907    2,105,974      1,033,933      52,251,878           --              --
Asset Allocation: Diversified
  Growth........................   20,863,756    5,327,684     15,536,072     143,907,385           --              --
Stock@..........................   34,540,023    4,236,704     30,303,319     100,574,704           --              --
Large Cap Growth................    7,181,732    1,053,037      6,128,695      21,391,950           --              --
Large Cap Composite@............    4,335,842      863,379      3,472,463      15,114,088           --              --
Large Cap Value@................    1,513,836    1,756,075       (242,239)     16,932,818           --              --
Mid Cap Growth..................   10,708,502    1,285,755      9,422,747      18,484,833           --              --
Mid Cap Value...................    1,911,586    1,724,013        187,573      16,433,968           --              --
Small Cap.......................    5,573,255    2,123,613      3,449,642      17,596,862           --              --
International Equity@...........    5,296,790    1,353,495      3,943,295      16,152,660           --              --
Diversified Fixed Income#.......       41,576      667,045       (625,469)     17,210,202      111,266              --
Cash Management#................           28          142           (114)      4,143,637           69              --

-------------
*   Expires 2008.
#  Post 10/31/99 Capital Loss Deferrals: Diversified Fixed Income $114,618; Cash
    Management $4.
@  Post 10/31/99 Currency Loss Deferrals; Stock $28,556; Large Cap Composite
    $637; Large Cap Value $60; International Equity $25,122.
+ Net capital loss carryovers reported as of March 31, 2000, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.

----------------
214

5. MANAGEMENT OF THE TRUST: The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs, to provide investment advisory services, office space, and other facilities for the management of the affairs of the Trust, and to pay the compensation of certain officers of the Trust who are affiliated persons of SAAMCo. Pursuant to the Agreement entered into between SAAMCo (the "Adviser") and the Trust, on behalf of each Portfolio, each Portfolio pays the Adviser a fee equal to the following percentage of average daily net assets:

                                                                                       MANAGEMENT
PORTFOLIO                                                             ASSETS              FEES
-------------------------------------------------------------------------------------------------
Multi-Managed Growth                                          >0                         0.89%
Multi-Managed Moderate Growth                                 >0                         0.85%
Multi-Managed Income/Equity                                   >0                         0.81%
Multi-Managed Income                                          >0                         0.77%
Asset Allocation: Diversified Growth                          >0                         0.85%
Stock                                                         >0                         0.85%
Large Cap Growth, Large Cap Composite,                        0-$250 million             0.80%
  Large Cap Value                                             >$250 million              0.75%
                                                              >$500 million              0.70%
Mid Cap Growth, Mid Cap Value,                                0-$250 million             0.85%
  Small Cap                                                   >$250 million              0.80%
                                                              >$500 million              0.75%
International Equity                                          > 0                        1.00%
Diversified Fixed Income                                      0-$200 million             0.70%
                                                              >$200 million              0.65%
                                                              >$400 million              0.60%
Cash Management                                               0-$100 million             0.55%
                                                              >$100 million              0.50%
                                                              >$300 million              0.45%

  The Agreement authorizes SAAMCo to retain one or more subadvisers to make the investment decisions for the Portfolios, and to place the purchase and sale orders for portfolio transactions. The organizations described below act as Subadvisers (with the exception of SAAMCo, which acts as Adviser,) to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers' fees. All Subadvisory fees are payable by the Adviser to the respective Subadviser and do not increase Portfolio expenses. Portfolio management is allocated among the following managers:

PORTFOLIO                                                      SUBADVISER
------------------------------------------------------------------------------------------
Multi-Managed Growth                          Janus Capital Corporation
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Multi-Managed Moderate Growth                 Janus Capital Corporation
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Multi-Managed Income/Equity                   Janus Capital Corporation
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Multi-Managed Income                          Janus Capital Corporation
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Asset Allocation: Diversified Growth          Putnam Investment Management, Inc.
Stock                                         T. Rowe Price Associates, Inc.
Large Cap Growth                              Bankers Trust Company
                                              Goldman Sachs Asset Management
                                              Janus Capital Corporation

                                                                ----------------

PORTFOLIO                                                      SUBADVISER
------------------------------------------------------------------------------------------
Large Cap Composite                           Bankers Trust Company
                                              SunAmerica Asset Management Corp.
                                              T. Rowe Price Associates, Inc.
Large Cap Value                               Bankers Trust Company
                                              T. Rowe Price Associates, Inc.
                                              Wellington Management Company, LLP
Mid Cap Growth                                Bankers Trust Company
                                              T. Rowe Price Associates, Inc.
                                              Wellington Management Company, LLP
Mid Cap Value                                 Bankers Trust Company
                                              Goldman Sachs Asset Management
                                              Lord, Abbett & Co.
Small Cap                                     Bankers Trust Company
                                              Lord, Abbett & Co.
                                              SunAmerica Asset Management Corp.
International Equity                          Bankers Trust Company
                                              Goldman Sachs Asset Management International
                                              Lord, Abbett & Co.
Diversified Fixed Income                      Bankers Trust Company
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Cash Management                               SunAmerica Asset Management Corp.

  The Adviser has agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the Portfolio's average net assets: Multi-Managed Growth 1.29%, Multi-Managed Moderate Growth 1.21%, Multi-Managed Income/Equity 1.14%, Multi-Managed Income 1.06%, Asset Allocation: Diversified Growth 1.21%, Stock 1.21%, Large Cap Growth 1.10%, Large Cap Composite 1.10%, Large Cap Value 1.10%, Mid Cap Growth 1.15%, Mid Cap Value 1.15%, Small Cap 1.15%, International Equity 1.30%, Diversified Fixed Income 1.00% and Cash Management 0.85%. The Adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payments to the Adviser and remain in compliance with the foregoing expense limitations.

  At March 31, 2000, the amounts repaid to the Adviser which are included in the management fee along with the remaining balance subject to recoupment are as follows:

                                                                          BALANCE
                                                               AMOUNT    SUBJECT TO
                                                              RECOUPED   RECOUPMENT
                                                              ---------------------
Multi-Managed Income/Equity.................................  $12,117     $    457
Multi-Managed Income........................................   10,100       31,849
Asset Allocation: Diversified Growth........................   41,677        8,313
Large Cap Growth............................................       --       62,303
Large Cap Composite.........................................       --       73,921
Large Cap Value.............................................       --       66,769
Mid Cap Growth..............................................       --       58,633
Mid Cap Value...............................................       --       69,243
Small Cap...................................................       --       67,090
International Equity........................................       --      145,262
Diversified Fixed Income....................................       --       68,924
Cash Management.............................................       --       70,835

----------------
216

6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the fiscal year ended March 31, 2000, were as follows:

                               PURCHASES OF PORTFOLIO         SALES OF PORTFOLIO
                             SECURITIES (EXCLUDING U.S.   SECURITIES (EXCLUDING U.S.     PURCHASES OF U.S.         SALES OF U.S.
                               GOVERNMENT SECURITIES)       GOVERNMENT SECURITIES)     GOVERNMENT SECURITIES   GOVERNMENT SECURITIES
                             -------------------------------------------------------------------------------------------------------
Multi-Managed Growth.......         $ 77,222,559                 $ 90,609,245               $11,983,854             $ 3,908,515
Multi-Managed Moderate
  Growth...................           73,818,137                   79,080,022                18,574,580               9,435,673
Multi-Managed
  Income/Equity............           31,689,344                   31,104,173                16,308,263              11,751,161
Multi-Managed Income.......           23,886,841                   16,165,709                 8,954,660              14,294,321
Asset Allocation:
  Diversified Growth.......          112,414,983                  100,896,833                86,340,669              77,331,454
Stock......................           85,521,102                   78,910,462                 1,505,917                 490,948
Large Cap Growth...........           19,057,257                   14,812,480                    45,715                  48,596
Large Cap Composite........            8,393,575                    5,129,244                   118,289                 127,934
Large Cap Value............           10,700,360                    7,930,528                        --                      --
Mid Cap Growth.............           14,630,667                   12,784,641                        --                      --
Mid Cap Value..............           13,573,977                   10,262,410                        --                      --
Small Cap..................           18,875,317                   14,815,747                        --                      --
International Equity.......           11,209,536                    8,671,729                        --                      --
Diversified Fixed Income...            7,097,372                    4,394,828                 3,403,667               2,354,984
Cash Management............                   --                           --                        --                      --

7. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with affiliated brokers:

                                                         B.T. ALEX    GOLDMAN     ROYAL ALLIANCE    DEUTSCHE
                                                        BROWN, INC.    SACHS     ASSOCIATES, INC.   BANK AG
                                                        ----------------------------------------------------
Large Cap Growth......................................     $1,396      $1,053            $--         $   --
Large Cap Value.......................................         24          --             --             --
Mid Cap Growth........................................         30          --             --             --
Mid Cap Value.........................................      1,721       1,332             62             --
Small Cap.............................................        382          --             --             --
International Equity..................................         21          68             --          1,577

  As disclosed in the investment portfolios, certain Portfolios own securities issued by AIG or an affiliate thereof. Effective January 1, 1999, SAAMCo, the investment adviser, became a wholly owned subsidiary of AIG. During the fiscal year ended March 31, 2000, transactions in securities of AIG and subsidiaries of AIG were as follows:

                                                                                 REALIZED
                                                         SECURITY                GAIN/LOSS    INCOME
                                            ---------------------------------------------------------
Multi-Managed Growth......................  Crown Castle International Corp.      $    --     $1,045
Multi-Managed Moderate Growth.............  Crown Castle International Corp.           --      3,370
Multi-Managed Income/Equity...............  Crown Castle International Corp.           --      1,804
Multi-Managed Income......................  Crown Castle International Corp.           --      3,135
Asset Allocation: Diversified Growth......  American International Group, Inc.         13      1,132
Large Cap Growth..........................  American International Group, Inc.     20,777         67
                                            Crown Castle International Corp.       12,782         --
Large Cap Composite.......................  American International Group, Inc.         --        146
Large Cap Value...........................  American International Group, Inc.         --        225
Mid Cap Growth............................  Crown Castle International Corp.        9,374         --
Mid Cap Value.............................  Crown Castle International Corp.           --         --
Small Cap.................................  Mettler-Toledo International, Inc.        576         --

                                                                ----------------

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------
                                                               DIVIDENDS
                                   NET REALIZED                DECLARED     DIVIDENDS      NET
          NET ASSET                & UNREALIZED                FROM NET     FROM NET      ASSET
            VALUE       NET        GAIN(LOSS)     TOTAL FROM   INVEST-      REALIZED      VALUE
 PERIOD   BEGINNING   INVESTMENT      ON          INVESTMENT     MENT       GAIN ON      END OF      TOTAL
 ENDED    OF PERIOD   INCOME(*/**) INVESTMENTS(*) OPERATIONS(*)  INCOME     INVESTMENTS  PERIOD     RETURN(***)
-------------------------------------------------------------------------------------------------------------

                                       Multi-Managed Growth Portfolio

4/15/97-
3/31/98    $10.00       $0.18         $ 2.95        $ 3.13       $(0.08)      $(0.20)     $12.85      31.55%
3/31/99     12.85        0.16           4.41          4.57        (0.18)       (0.03)      17.21      35.98
3/31/00     17.21        0.18           7.72          7.90        (0.19)       (3.44)      21.48      49.03

                                   Multi-Managed Moderate Growth Portfolio
4/15/97-
3/31/98     10.00        0.27           2.40          2.67        (0.13)       (0.17)      12.37      26.86

3/31/99     12.37        0.28           3.10          3.38        (0.23)       (0.02)      15.50      27.73
3/31/00     15.50        0.33           5.24          5.57        (0.30)       (2.17)      18.60      37.90

                                    Multi-Managed Income/Equity Portfolio
4/15/97-
3/31/98     10.00        0.41           1.68          2.09        (0.20)       (0.10)      11.79      21.10
3/31/99     11.79        0.43           1.57          2.00        (0.36)       (0.10)      13.33      17.27

3/31/00     13.33        0.49           1.87          2.36        (0.41)       (0.99)      14.29      18.52

                                       Multi-Managed Income Portfolio
4/15/97-
3/31/98     10.00        0.51           1.15          1.66        (0.27)       (0.10)      11.29      16.81
3/31/99     11.29        0.53           0.72          1.25        (0.40)       (0.07)      12.07      11.19
3/31/00     12.07        0.57           0.49          1.06        (0.54)       (0.40)      12.19       9.16

                               Asset Allocation: Diversified Growth Portfolio
4/15/97-
3/31/98     10.00        0.23           1.76          1.99        (0.12)       (0.16)      11.71      20.09
3/31/99     11.71        0.14           0.90          1.04        (0.12)       --          12.63       9.02

3/31/00     12.63        0.21           2.04          2.25        (0.22)       (0.71)      13.95      18.14

--------  ---------------------------------------------
                                  RATIO OF
                                   NET
            NET      RATIO OF     INVESTMENT
           ASSETS    EXPENSES     INCOME TO
           END OF    TO AVERAGE   AVERAGE
 PERIOD    PERIOD     NET          NET         PORTFOLIO
 ENDED    (000'S)    ASSETS(+)    ASSETS(+)    TURNOVER
--------
          ---------------------------------------------

                 Multi-Managed Growth Portfolio
4/15/97-
3/31/98   $ 32,481     1.29%#       1.52%#       114%
3/31/99     69,712     1.19         1.11         124
3/31/00    103,976     1.15         0.98         117

             Multi-Managed Moderate Growth Portfolio
4/15/97-
3/31/98     32,622     1.21#        2.36#        101
3/31/99     75,694     1.16         2.08         105
3/31/00    107,421     1.10         1.97         108

              Multi-Managed Income/Equity Portfolio
4/15/97-
3/31/98     25,957     1.14#        3.72#         46
3/31/99     62,121     1.14         3.51          65
3/31/00     74,778     1.10         3.61          68

                 Multi-Managed Income Portfolio
4/15/97-
3/31/98     18,378     1.06#        4.69#         47
3/31/99     50,250     1.06         4.50          43
3/31/00     54,037     1.06         4.72          61

              Asset Allocation: Diversified Growth
                            Portfolio
4/15/97-
3/31/98     50,384     1.21#        2.06#        166
3/31/99    117,663     1.21         1.21         149
3/31/00    161,058     1.21         1.58         156

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

  + The investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                                                                         NET INVESTMENT
                                                                        EXPENSES                          INCOME (LOSS)
                                                            ---------------------------------   ---------------------------------
                                                            3/31/98#     3/31/99     3/31/00    3/31/98#     3/31/99     3/31/00
                                                            ---------   ----------   --------   ---------   ----------   --------
Multi-Managed Growth Portfolio............................    1.44%       1.19%        1.15%      1.37%       1.11%        0.98%
Multi-Managed Moderate Growth Portfolio...................    1.40        1.16         1.10       2.17        2.08         1.97
Multi-Managed Income/Equity Portfolio.....................    1.43        1.14         1.10       3.43        3.51         3.61
Multi-Managed Income Portfolio............................    1.50        1.07         1.08       4.25        4.49         4.70
Asset Allocation: Diversified Growth Portfolio............    1.53        1.22         1.21       1.74        1.20         1.58

See Notes to Financial Statements

----------------
218

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------------------------------------
                                                                DIVIDENDS
                                    NET REALIZED                DECLARED    DIVIDENDS      NET                    NET
          NET ASSET                 & UNREALIZED                FROM NET    FROM NET      ASSET                  ASSETS
            VALUE       NET         GAIN(LOSS)     TOTAL FROM   INVEST-     REALIZED      VALUE                  END OF
 PERIOD   BEGINNING   INVESTMENT       ON          INVESTMENT    MENT       GAIN ON      END OF      TOTAL       PERIOD
 ENDED    OF PERIOD   INCOME(*/**)  INVESTMENTS(*) OPERATIONS(*) INCOME     INVESTMENTS  PERIOD     RETURN(***) (000'S)
-------


                                                    Stock Portfolio
4/15/97-
3/31/98    $10.00        $0.03         $4.80         $4.83       $(0.02)      $(0.15)     $14.66      48.59%    $ 42,085
3/31/99     14.66         0.03          1.84          1.87        (0.02)       (0.30)      16.21      13.05       97,047

3/31/00     16.21        (0.01)         4.47          4.46        --           (1.07)      19.60      28.35      132,831

                                               Large Cap Growth Portfolio

2/8/99-
3/31/99     10.00        --             0.77          0.77        --           --          10.77       7.70       14,916
3/31/00     10.77        (0.04)         4.53          4.49        (0.01)       (0.30)      14.95      41.95       27,860

                                             Large Cap Composite Portfolio
2/8/99-
3/31/99     10.00         0.01          0.43          0.44        --           --          10.44       4.40       11,834

3/31/00     10.44         0.01          2.64          2.65        (0.02)       (0.02)      13.05      25.42       18,672

                                               Large Cap Value Portfolio
2/8/99-
3/31/99     10.00         0.02          0.19          0.21        --           --          10.21       2.10       13,625

3/31/00     10.21         0.13          0.44          0.57        (0.11)       (0.26)      10.41       5.59       16,751

                                                Mid Cap Growth Portfolio
2/8/99-
3/31/99     10.00        --             0.46          0.46        --           --          10.46       4.60       13,887
3/31/00     10.46        (0.09)         7.94          7.85        (0.00)       (0.36)      17.95      75.89       28,059

--------  --------------------------------------------------------------------------------------------------------------
          ----------------------------------
                       RATIO OF
                        NET
          RATIO OF     INVESTMENT
          EXPENSES     INCOME TO
          TO AVERAGE   AVERAGE
 PERIOD    NET          NET         PORTFOLIO
 ENDED    ASSETS(+)    ASSETS(+)    TURNOVER

                   Stock Portfolio
4/15/97-
3/31/98     1.21%#       0.24%#         46%
3/31/99     1.10         0.20           52
3/31/00     1.06        (0.05)          75

              Large Cap Growth Portfolio
2/8/99-
3/31/99     1.10#        0.20#           6
3/31/00     1.10++      (0.31)          74

            Large Cap Composite Portfolio
2/8/99-
3/31/99     1.10#        0.55#           8
3/31/00     1.10++       0.08           38

              Large Cap Value Portfolio
2/8/99-
3/31/99     1.10#        1.53#           5
3/31/00     1.10++       1.21           52

               Mid Cap Growth Portfolio
2/8/99-
3/31/99     1.15#       (0.15)#          5
3/31/00     1.15++      (0.68)          68

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

  ++ Net of custody credits of 0.1%, 0.02%, 0.02% and 0.02%, respectively, for the Large Cap Growth, Large Cap Composite, Large Cap Value and Mid Cap Growth Portfolios

  + During the periods stated below, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                                                                       NET INVESTMENT
                                                                         EXPENSES                      INCOME (LOSS)
                                                              ------------------------------   ------------------------------
                                                              3/31/98#   3/31/99    3/31/00    3/31/98#   3/31/99    3/31/00
                                                              --------   --------   --------   --------   --------   --------
Stock Portfolio.............................................   1.26%      1.10%      1.06 %     0.19%      0.20%     (0.05)%
Large Cap Growth Portfolio..................................     --       2.12#      1.30         --      (0.82)#    (0.51)
Large Cap Composite Portfolio...............................     --       2.33#      1.48         --      (0.68)#    (0.30)
Large Cap Value Portfolio...................................     --       2.16#      1.39         --       0.47#      0.92
Mid Cap Growth Portfolio....................................     --       2.22#      1.35         --      (1.22)#    (0.88)

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------------------------------------
                                                                DIVIDENDS
                                    NET REALIZED                DECLARED    DIVIDENDS      NET                    NET
          NET ASSET                 & UNREALIZED                FROM NET    FROM NET      ASSET                  ASSETS
            VALUE       NET         GAIN(LOSS)     TOTAL FROM   INVEST-     REALIZED      VALUE                  END OF
 PERIOD   BEGINNING   INVESTMENT       ON          INVESTMENT    MENT       GAIN ON      END OF      TOTAL       PERIOD
 ENDED    OF PERIOD   INCOME(*/**)  INVESTMENTS(*) OPERATIONS(*) INCOME     INVESTMENTS  PERIOD     RETURN(***) (000'S)
-------


                                                Mid Cap Value Portfolio
2/8/99-
3/31/99    $10.00        $0.02        $ (0.04)      $ (0.02)     $--          $--         $ 9.98      (0.20)%   $ 13,088

3/31/00     9.98          0.11           0.84          0.95       (0.09)       (0.32)      10.52       9.76       16,640

                                                  Small Cap Portfolio
2/8/99-
3/31/99     10.00        --             (0.09)        (0.09)      --           --           9.91      (0.90)      11,140

3/31/00     9.91         (0.03)          4.65          4.62       (0.01)       (0.44)      14.08      46.99       21,144

                                             International Equity Portfolio
2/8/99-
3/31/99     10.00         0.02           0.32          0.34       --           --          10.34       3.40       13,693

3/31/00     10.34         0.01           3.21          3.22       (0.06)       (0.30)      13.20      31.36       20,390

                                           Diversified Fixed Income Portfolio
2/8/99-
3/31/99     10.00         0.06          (0.12)        (0.06)      --           --           9.94      (0.60)      15,229

3/31/00     9.94          0.53          (0.42)         0.11       (0.42)       --           9.63       1.22       16,784

                                               Cash Management Portfolio

2/8/99-
3/31/99     10.00         0.06         --              0.06       --           --          10.06       0.60        2,021
3/31/00     10.06         0.45           0.01          0.46       (0.28)       --          10.24       4.59        4,123

--------  --------------------------------------------------------------------------------------------------------------
          ----------------------------------
                       RATIO OF
                        NET
          RATIO OF     INVESTMENT
          EXPENSES     INCOME TO
          TO AVERAGE   AVERAGE
 PERIOD    NET          NET         PORTFOLIO
 ENDED    ASSETS(+)    ASSETS(+)    TURNOVER
               Mid Cap Value Portfolio
2/8/99-
3/31/99     1.15%#       1.60%#         6%
3/31/00     1.15         1.02          72

                 Small Cap Portfolio
2/8/99-
3/31/99     1.15#        0.31#          3
3/31/00     1.15        (0.24)        103

            International Equity Portfolio
2/8/99-
3/31/99     1.30#        1.43#          7
3/31/00     1.30++       0.12          54

          Diversified Fixed Income Portfolio
2/8/99-
3/31/99     1.00#        4.53#         30
3/31/00     1.00         5.48          46

              Cash Management Portfolio
2/8/99-
3/31/99     0.85#        3.97#       --
3/31/00     0.85         4.63        --

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

  ++ Net of custody credits of 0.02%

  + During the periods stated below, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                                                      NET INVESTMENT
                                                                   EXPENSES            INCOME (LOSS)
                                                              -------------------   -------------------
                                                              3/31/99#   3/31/00    3/31/99#   3/31/00
                                                              --------   --------   --------   --------
Mid Cap Value Portfolio.....................................   2.23%      1.47%      0.52%       0.70%
Small Cap Portfolio.........................................   2.46       1.45      (1.00)      (0.54)
International Equity Portfolio..............................   3.59       1.91      (0.86)      (0.49)
Diversified Fixed Income Portfolio..........................   1.91       1.31       3.62        5.17
Cash Management Portfolio...................................   8.41       2.95      (3.59)       2.53

See Notes to Financial Statements

----------------
220

SEASONS SERIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Seasons Series Trust

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/ Equity Portfolio, Multi-Managed Income Portfolio, Asset Allocation: Diversified Growth Portfolio, Stock Portfolio, Large Cap Growth Portfolio, Large Cap Composite Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio, Diversified Fixed Income Portfolio and Cash Management Portfolio (constituting the fifteen portfolios of Seasons Series Trust, hereafter referred to as the "Trust") at March 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
May 15, 2000

                                                                ----------------

----------------

SEASONS SERIES TRUST
SHAREHOLDERS TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Seasons Series Trust is required to be provided to the shareholders based upon each Portfolio's income and distributions for the fiscal year ended March 31, 2000.

During the fiscal year ended March 31, 2000 the Portfolios paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                                      NET            NET              NET        QUALIFYING % FOR THE
                                         TOTAL     INVESTMENT     SHORT-TERM       LONG-TERM        70% DIVIDENDS
                                       DIVIDENDS     INCOME     CAPITAL GAINS*   CAPITAL GAINS    RECEIVED DEDUCTION
                                       ---------   ----------   --------------   -------------   --------------------
Multi-Managed Growth Portfolio.......    $3.63        $0.19         $2.60            $0.84                1.42%
Multi-Managed Moderate Growth
  Portfolio..........................     2.47         0.30          1.67             0.50                1.39
Multi-Managed Income/Equity
  Portfolio..........................     1.40         0.41          0.72             0.27                1.52
Multi-Managed Income Portfolio.......     0.94         0.54          0.30             0.10                1.17
Asset Allocation: Diversified Growth
  Portfolio..........................     0.93         0.22          0.60             0.11               11.56
Stock Portfolio......................     1.07        --             0.23             0.84               31.15
Large Cap Growth Portfolio...........     0.31         0.01          0.29             0.01                4.02
Large Cap Composite Portfolio........     0.04         0.02          0.02             0.00               24.46
Large Cap Value Portfolio............     0.37         0.11          0.25             0.01               26.73
Mid Cap Growth Portfolio.............     0.36         0.00          0.35             0.01                2.24
Mid Cap Value Portfolio..............     0.41         0.09          0.31             0.01               25.89
Small Cap Portfolio..................     0.45         0.01          0.43             0.01                2.08
International Equity Portfolio.......     0.36         0.06          0.30               --                  --
Diversified Fixed Income Portfolio...     0.42         0.42            --               --                  --
Cash Management Portfolio............     0.28         0.28            --               --                  --

------------
*  Short-term gains are treated as ordinary income dividends for tax purposes.

   The International Equity Portfolio makes an election under Internal Revenue
    Code Section 853 to pass through foreign taxes paid by the Portfolio to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended March 31, 2000 was $22,539. The gross foreign source income for information reporting is $241,050.

----------------
222

MULTI-MANAGED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital
PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Janus Capital Corporation
                                          Wellington Management Company, LLP
Managed Components:                       Aggressive Growth, Growth, Balanced, and Fixed Income

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          MULTI-MANAGED        BLENDED      S&P 500  LEHMAN BROTHERS
         Growth Portfolio  Benchmark Index    Index  Aggregate Index
4/15/97           $10,000          $10,000  $10,000          $10,000
4/97              $10,180          $10,357  $10,618          $10,106
9/97              $12,100          $12,193  $12,652          $10,667
3/98              $13,155          $13,573  $14,831          $11,150
9/98              $12,950          $12,675  $13,797          $11,893
3/99              $17,887          $14,640  $17,569          $11,874
9/99              $18,648          $14,917  $17,633          $11,850
3/00              $26,658          $17,190  $20,722          $12,097

----------------------------------
MULTI-MANAGED GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/00
----------------------------------
  1-Year                                      49.03%
  Since Inception (4/15/97)                   39.24%
----------------------------------

The Blended Benchmark Index consists of 51% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 27% Lehman Brothers Aggregate Index, 20% Russell 2000 Index, and 2% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000 Index comprises the smallest 2000 companies in the Russell 3000 Index and is widely recognized as representative of small-cap growth stocks. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

PERFORMANCE REVIEW

The Portfolio returned 49.03% over the 12-month period ended March 31, 2000, significantly outpacing the blended benchmark return of 17.42% and the S&P 500 Index return of 17.94%.

In the Growth component of the Portfolio, wireless positions such as SPRINT PCS were particularly buoyant as usage and subscriber growth rates accelerated worldwide. Semiconductor stocks were also an area of strength. Companies like TEXAS INSTRUMENTS and MAXIM INTEGRATED PRODUCTS are providing the electronic brains for an entirely new generation of electronic devices, driving sales and earnings higher in the process. Exposure to the technology, media and telecom sectors of the market enabled the Balanced component to contribute to the Portfolio's overall strong performance as well.

The performance of the Aggressive Growth component, which focuses on small company stocks, pushed the Portfolio further ahead, the beneficiary of yearlong investment themes within the technology, communications and energy sectors. Top performers included BROADVISION INC., VIGNETTE CORP. and YAHOO! INC. within Technology and PROXIM INC., AMDOCS LTD. and POWERWAVE TECHNOLOGIES within the Telecommunications sector.

The Fixed Income component slightly outperformed the general bond market, led by positions in high yield and corporate issues. Strengthening overseas economies, resurgent commodity prices, continued robust U.S. consumption growth, and a distinctly hawkish Federal Reserve all point in the direction of somewhat higher U.S. interest rates over the coming months. The component's interest rate exposure, therefore, will remain close to that of the benchmark.

The Multi-Managed Growth Portfolio comprises 50% of the Growth Strategy -- one of the four Seasons Strategies.

----------------
224

MULTI-MANAGED MODERATE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth, with capital preservation as a secondary objective

PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Janus Capital Corporation
                                          Wellington Management Company, LLP

Managed Components:                       Aggressive Growth, Growth, Balanced, and Fixed Income

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         MULTI-MANAGED MODERATE      BLENDED      S&P 500  LEHMAN BROTHERS
               Growth Portfolio  Benchmark Index    Index  Aggregate Index
4/15/97                 $10,000          $10,000  $10,000          $10,000
4/97                    $10,160          $10,291  $10,618          $10,106
9/97                    $11,830          $11,871  $12,652          $10,667
3/98                    $12,686          $13,016  $14,831          $11,150
9/98                    $12,645          $12,469  $13,797          $11,893
3/99                    $16,204          $13,925  $17,569          $11,874
9/99                    $16,675          $14,156  $17,633          $11,850
3/00                    $22,346          $15,938  $20,722          $12,097

----------------------------------
MULTI-MANAGED MODERATE GROWTH PORTFOLIO AVERAGE
ANNUAL TOTAL RETURNS AS OF 3/31/00
----------------------------------
  1-Year                                      37.90%
  Since Inception (4/15/97)                   31.19%
----------------------------------

The Blended Benchmark Index consists of 37.9% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 42.3% Lehman Brothers Aggregate Index, 18.0% Russell 2000 Index, and 1.8% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000 Index comprises the smallest 2000 companies in the Russell 3000 Index and is widely recognized as representative of small-cap growth stocks. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

PERFORMANCE REVIEW

For the 12-month period ended March 31, 2000, the Portfolio gained 37.90%, well ahead of the blended benchmark return of 14.46% and the S&P 500 Index's 17.94%.

Strong performances by a wide range of stocks allowed the Growth component to contribute to the Portfolio's strong return. With usage and subscriber growth rates accelerating, the component's wireless positions -- such as SPRINT PCS -- flourished. Meanwhile, the arrival of wireless Internet access promises to provide growth for cellular providers well into the future and the Growth component is positioned to take full advantage. The Balanced component's focus on the fastest growing sectors of the economy that represent double-digit growth year over year was again successful during the annual period, especially in the technology, media and telecom sectors of the market.

While the technology and telecommunications sectors were at the center of the Aggressive Growth component's strong performance, the turnaround group for the annual period was the energy sector. The component's overweight position in this sector was primarily concentrated in oil services companies. Top performers included BJ SERVICES CO., SMITH INTERNATIONAL INC. and WEATHERFORD INTERNATIONAL INC.

The performance of the Fixed Income component was in line with general bond market, with positions in high yield and corporates giving the Portfolio a slight edge. As of March 31, 2000, the Fixed Income component of the Portfolio was invested as follows: 33% in U.S. Treasuries and Agencies, 33% in investment grade corporates, 15% in mortgage-backed securities, 8% in high yield, 2% in non-US$ denominated securities, and 9% in cash and cash equivalents.

The Multi-Managed Moderate Growth Portfolio comprises 55% of the Moderate Growth Strategy -- one of the four Seasons Strategies.

                                                                ----------------

MULTI-MANAGED INCOME/EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:                     Conservation of principal, while maintaining some potential for long- term growth

PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Janus Capital Corporation
                                          Wellington Management Company, LLP

Managed Components:                       Growth, Balanced, and Fixed Income

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          MULTI-MANAGED        BLENDED      S&P 500  LEHMAN BROTHERS
         Income Portfolio  Benchmark Index    Index  Aggregate Index
4/15/97           $10,000          $10,000  $10,000          $10,000
4/97              $10,160          $10,193  $10,618          $10,106
9/97              $10,980          $10,989  $12,652          $10,667
3/98              $11,681          $11,724  $14,831          $11,150
9/98              $12,260          $12,232  $13,797          $11,893
3/99              $12,988          $12,758  $17,569          $11,874
9/99              $12,967          $12,757  $17,633          $11,850
3/00              $14,178          $13,363  $20,722          $12,097

----------------------------------
MULTI-MANAGED INCOME/EQUITY PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/00
----------------------------------
  1-Year                                      18.52%
  Since Inception (4/15/97)                   19.22%
----------------------------------

The Blended Benchmark Index consists of 33.4% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 63.8% Lehman Brothers Aggregate Index, and 2.8% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

PERFORMANCE REVIEW

Over the 12 months ended March 31, 2000, the Portfolio returned 18.52%, outperforming the 7.37% gain for the blended benchmark and 1.88% for the Lehman Brothers Government/Corporate Bond Index. Despite its heavy fixed income weighting, the Portfolio was able to edge out the S&P 500 Index's 17.94% return for the annual period.

The strong outperformance by the Portfolio's Growth component was fueled by wireless positions -- such as SPRINT PCS -- the beneficiaries of accelerating usage and subscriber growth rates worldwide. Semiconductor stocks were also an area of strength. Companies like TEXAS INSTRUMENTS and MAXIM INTEGRATED PRODUCTS are providing the electronic brains for an entirely new generation of electronic devices, driving sales and earnings higher in the process. Exposure to the technology, media and telecom sectors of the market enabled the Balanced component to contribute to the Portfolio's overall strong performance as well.

With an interest rate risk exposure close to that of the general bond market, the Fixed Income component finished the period essentially in line with its benchmark. Performance was helped by positions in the high yield and corporate sectors. As of March 31, 2000, the Fixed Income component was invested as follows: 30% in U.S. Treasuries and Agencies, 37% in investment grade corporates, 16% in mortgage-backed securities, 8% in high yield, 2% in non-US$ denominated securities, and 7% in cash and cash equivalents.

The Multi-Managed Income/Equity Portfolio comprises 55% of the Balanced Growth Strategy -- one of the four Seasons Strategies.

----------------
226

MULTI-MANAGED INCOME PORTFOLIO

INVESTMENT OBJECTIVE:                     Capital preservation

PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Janus Capital Corporation
                                          Wellington Management Company, LLP

Managed Components:                       Growth, Balanced, and Fixed Income

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MULTI-MANAGED           BLENDED      S&P 500  LEHMAN BROTHERS
         Income/Equity Portfolio  Benchmark Index    Index  Aggregate Index
4/15/97                  $10,000          $10,000  $10,000          $10,000
4/97                     $10,180          $10,275  $10,618          $10,106
9/97                     $11,200          $11,295  $12,652          $10,667
3/98                     $12,110          $12,277  $14,831          $11,150
9/98                     $12,592          $12,542  $13,797          $11,893
3/99                     $14,201          $13,614  $17,569          $11,874
9/99                     $14,393          $13,632  $17,633          $11,850
3/00                     $16,831          $14,617  $20,722          $12,097

----------------------------------
MULTI-MANAGED INCOME PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/00
----------------------------------
  1-Year                                       9.16%
  Since Inception (4/15/97)                   12.51%
----------------------------------

The Blended Benchmark Index consists of 17.35% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 80.95% Lehman Brothers Aggregate Index, and 1.70% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

PERFORMANCE REVIEW

The Portfolio returned 9.16% over the 12-month period ended March 31, 2000, outperforming the blended benchmark return of 4.74% and 1.88% for the Lehman Brothers Government/ Corporate Bond Index.

Led by positions in high yield and corporate issues, the Fixed Income component -- the Portfolio's largest component at 45% -- slightly outperformed the general bond market. Strengthening overseas economies, resurgent commodity prices, continued robust U.S. consumption growth, and a distinctly hawkish Fed all point in the direction of somewhat higher U.S. interest rates over the coming months. The component's interest rate exposure, therefore, will remain close to that of the benchmark.

In the Growth component, wireless positions such as SPRINT PCS were particularly buoyant as usage and subscriber growth rates accelerated worldwide. Semiconductor stocks were also an area of strength. Companies like TEXAS INSTRUMENTS AND MAXIM INTEGRATED PRODUCTS are providing the electronic brains for an entirely new generation of electronic devices, driving sales and earnings higher in the process.

During the annual period, the Balanced component benefited from exposure to the technology, media and telecom sectors of the market. The component's focus on the fastest growing sectors of the economy -- those that represent double-digit growth year over year -- was again successful during the annual period.

The Multi-Managed Income Portfolio comprises 60% of the Conservative Growth Strategy -- one of the four Seasons Strategies.

                                                                ----------------

ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Capital appreciation

PORTFOLIO MANAGER:                        Putnam Investment Management, Inc.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         ASSET ALLOCATION:
         Diversified Growth          Blended  S&P 500  Lehman Brothers
                  Portfolio  Benchmark Index    Index  Aggregate Index
4/15/97             $10,000          $10,000  $10,000          $10,000
4/97                $10,190          $10,470  $10,618          $10,106
9/97                $11,610          $12,033  $12,652          $10,667
3/98                $12,009          $13,527  $14,831          $11,150
9/98                $11,035          $12,796  $13,797          $11,893
3/99                $13,092          $15,422  $17,569          $11,874
9/99                $13,205          $15,680  $17,633          $11,850
3/00                $15,467          $17,931  $20,722          $12,097

----------------------------------
ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/00
----------------------------------
  1-Year                                      18.14%
  Since Inception (4/15/97)                   15.86%
----------------------------------

The Blended Benchmark Index consists of 60% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 20% Lehman Brothers Aggregate Index, and 20% Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The MSCI EAFE Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.

PERFORMANCE REVIEW

For the 12-month period ended March 31, 2000, the Asset Allocation: Diversified Growth Portfolio returned 18.14%, outperforming its custom index return of 16.27%.

For the first six months of the period, underperformance in value-oriented, "old economy" sectors offset the strong return of the Portfolio's large-cap growth component and the superior performance of the international equity component. Investment-grade U.S. fixed-income holdings lagged the benchmark due to a long duration stance early in the period and a modest emphasis on spread sectors, notably mortgage-backed securities and investment-grade corporates. In the second half of the period, however, the Portfolio benefited significantly from its U.S. large-cap growth and international equity components. U.S. large-cap growth equity holdings outperformed the S&P 500 due to strong stock selection in the technology sector as well as in long-distance and wireless communications and consumer cyclicals. The international equity component sharply outpaced the MSCI EAFE Index due to strong stock and sector selection and a strategic emphasis on telecom and technology stocks. Weak results from the U.S. value equity component during this growth-oriented period and an emphasis on non-Treasury sectors within the U.S. investment-grade fixed-income component were a drag on performance, as was active currency exposure in favor of the Euro.

Putnam's Global Asset Allocation team continues to seek equity opportunities around the globe, but does not view valuation extremes in global equity markets as sufficient to warrant an asset mix that deviates from the Portfolio's long-term, strategic asset allocation. Therefore a neutral stock versus bond allocation is likely to be maintained.

----------------
228

STOCK PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term capital appreciation, with a secondary objective of increasing dividend income.

PORTFOLIO MANAGER:                        T. Rowe Price Associates, Inc.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         STOCK PORTFOLIO  S&P 500 INDEX
4/15/97           10,000         10,000
4/97              10,440         10,618
9/97              12,540         12,652
3/98              14,859         14,831
9/98              13,359         13,797
3/99              16,798         17,569
9/99              16,726         17,633
3/00              21,561         20,722

----------------------------------
STOCK PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/00
----------------------------------
  1-Year                                      28.35%
  Since Inception (4/15/97)                   29.62%
----------------------------------

The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States.

PERFORMANCE REVIEW

For the 12 months ended March 31, 2000, the Stock Portfolio's 28.35% gain exceeded the 17.94% return of the S&P 500 Index. Performance throughout the year was driven by the strength of technology stocks, which constituted more than 40% of the Portfolio's assets at the end of the period. ORACLE, CISCO SYSTEMS, and INTEL appreciated strongly, while other stocks such as LIBERATE TECHNOLOGIES, FAIRFAX FINANCIAL, ASSOCIATES FIRST CAPITAL, and SCHERING-PLOUGH were disappointing. Some of the Portfolio's foreign stocks posted good returns, including TELECOM ITALIA MOBILE, NOKIA, and HUTCHISON WHAMPOA.

The Portfolio continues to focus on companies with consistent earnings growth. The manager remains committed to the technology sector but is aware of rich valuations and will trim holdings when it is prudent. During the most recent quarter, the Portfolio sold 3COM, CITRIX, and JOHNSON & JOHNSON and purchased NEXTLINK COMMUNICATIONS, NORTEL NETWORKS, PHARMACIA & UPJOHN (now PHARMACIA CORP.) and AT&T.

As stocks continue to face challenges from rising short-term rates and high valuations among market leaders, T. Rowe Price believes the wide valuation gap between growth stocks and value shares will narrow in the near term, but remains optimistic about growth-stock prospects over the next few years. Overseas, it views market prospects as generally more favorable than in the U.S.

                                                                ----------------

LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Janus Capital Corporation
                                          Goldman Sachs Asset Management
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LARGE CAP      S&P 500/BARRA
        Growth Portfolio   Growth Index
2/8/99           $10,000        $10,000
2/99             $10,080         $9,608
3/99             $10,770        $10,073
6/99             $11,380        $10,459
9/99             $11,140        $10,094
12/99            $14,204        $12,087
3/00             $15,288        $12,583

----------------------------------
LARGE CAP GROWTH PORTFOLIO AVERAGE ANNUAL TOTAL
RETURNS AS OF 3/31/00
----------------------------------
  1-Year                                      41.95%
  Since Inception (2/8/99)                    44.89%
----------------------------------

The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with higher book-to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. Each company in the index is assigned to either the value or growth index so that the two style indices "add up" to the full index. Like the full S&P indexes, the value and growth indexes are capitalization-weighted, meaning that each stock is weighted in proportion to its market value.

PERFORMANCE REVIEW

The Portfolio posted a net total return of 41.95% for the 12-month period ended March 31, 2000, significantly outperforming the S&P 500/BARRA Growth Index, which returned 24.92%.

The Portfolio benefited from good stock selection in the technology, telecom and cable industries. Its Internet investments -- many of which have strong brands and dominant market share in their on-line markets -- benefited from investor excitement over the explosive growth of the Internet. In addition, several companies in the technology sector which provide Internet infrastructure performed strongly and media holdings, particularly in broadcasting, were up significantly for the period. Many of these media companies not only have direct investments in Internet companies but should have higher advertising revenues as dot.coms struggle to establish brand name recognition through traditional communications media. Semiconductor stocks were also an area of strength, with companies like TEXAS INSTRUMENTS and MAXIM INTEGRATED PRODUCTS experiencing significant increases in sales and earnings. In the final three months of the period, the U.S. market, especially the technology sector, experienced significant volatility. However, the Portfolio's holdings in these areas experienced less volatility than the market.

Fundamentally, the Portfolio continues to focus on the core business characteristics that provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends.

----------------
230

LARGE CAP COMPOSITE PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital and growth of dividend income

PORTFOLIO MANAGERS:                       T. Rowe Price Associates, Inc.
                                          SunAmerica Asset Management Corp.
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             LARGE CAP       S&P 500
        Composite Portfolio    Index
2/8/99              $10,000  $10,000
2/99                $10,020   $9,689
3/99                $10,440  $10,077
6/99                $11,100  $10,787
9/99                $10,490  $10,114
12/99               $12,411  $11,616
3/00                $13,094  $11,884

----------------------------------
LARGE CAP COMPOSITE PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/00
----------------------------------
  1-Year                                      25.42%
  Since Inception (2/8/99)                    26.55%
----------------------------------

The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States.

PERFORMANCE REVIEW

For the 12-month period ended March 31, 2000, the Portfolio's 25.42% gain outperformed the 17.94% return of the S&P 500 Index.

Technology and telecommunications continued to be a major focus of the Portfolio and fueled performance throughout the year. At the beginning of 2000, profits were taken in many technology stocks such as QUALCOMM and YAHOO! and weighting was increased on the optical side of that market, focusing on component and infrastructure plays like JDS UNIPHASE and CISCO SYSTEMS. The Portfolio also increased its weighting in the energy service sector with the view that fundamentals are strong, particularly in the deepwater and international drilling sectors. It continues to underweight basic materials and consumer staples.

Looking forward, the management team maintains that we are in a moderate-growth, low-inflationary period. The team feels that volatility and sector rotation will continue to be major factors, as investors' concerns over higher valuations and faster economic growth affect the market.

                                                                ----------------

LARGE CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Lord, Abbett & Company
                                          Goldman Sachs Asset Management
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LARGE CAP     S&P 500/BARRA
        Value Portfolio    Value Index
2/8/99          $10,000        $10,000
2/99             $9,890         $9,785
3/99            $10,210        $10,081
6/99            $11,460        $11,170
9/99            $10,360        $10,139
12/99           $10,905        $11,049
3/00            $10,781        $11,075

----------------------------------
LARGE CAP VALUE PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/00
----------------------------------
  1-Year                                       5.59%
  Since Inception (2/8/99)                     6.79%
----------------------------------

The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with higher book-to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. Each company in the index is assigned to either the value or growth index so that the two style indices "add up" to the full index. Like the full S&P indexes, the value and growth indexes are capitalization-weighted, meaning that each stock is weighted in proportion to its market value.

PERFORMANCE REVIEW

The Portfolio returned 5.59%, compared to the S&P 500/BARRA Value Index's return of 9.86% for the twelve months ended March 31, 2000.

Some of the Portfolio's best performing stocks included CONSOLIDATED PAPERS, DISNEY, CITIGROUP, HEWLETT-PACKARD, ALCOA, and MARSH & MCLENNAN. Its weakest stocks during the period included ASSOCIATES FIRST, FORD MOTOR COMPANY, UNION PACIFIC and HEINZ. The Portfolio is focused on financial stocks and also has meaningful positions in energy, utilities, consumer nondurables and process industries.

The management team predicts another strong year for the domestic economy due to insatiable consumer appetite and high capital spending levels. Despite higher short-term interest rates and higher energy prices, it feels consumer spending will be supported by better employment levels, an upward trajectory of wages and, despite recent volatility, a higher equity market level. The composition of growth appears more balanced than a year ago, with the manufacturing sector benefiting from a vigorous rebound. Demand for housing and autos could soften given the higher borrowing rates, but the managers expect only a moderate fall-off.

During the past few weeks, there has been some movement away from the highflying technology sectors into more conservative stocks with relatively low P/E ratios and reasonable dividend yields, which has benefited the Portfolio's relative performance. Given the continuing disparity in relative valuations between growth and value stocks, it would not be surprising to see a more supportive environment for value investing over the next several quarters.

----------------
232

MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Wellington Management Company, LLP
                                          T. Rowe Price Associates, Inc.
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               MID CAP       RUSSELL MIDCAP
           Growth Portfolio    Growth Index
2.08.1999           $10,000         $10,000
2.99                 $9,790          $9,511
3.99                $10,460         $10,041
6.99                $10,610         $11,087
9.99                $11,320         $10,532
12.99               $15,498         $14,690
3.00                $18,399         $17,792

----------------------------------
MID CAP GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/00
----------------------------------
  1-Year                                      75.89%
  Since Inception (2/8/99)                    70.33%
----------------------------------

Russell Midcap-TM- Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000-Registered Trademark- Growth index.

PERFORMANCE REVIEW

The Mid Cap Growth Portfolio posted a buoyant 75.89% return over the 12 months ended March 31, 2000, keeping pace with the Russell Midcap Growth Index return of 77.20%.

As in the overall market, performance was driven by white-hot gains in the technology sector, particularly among semiconductor stocks such as PMC-SIERRA, APPLIED MICRO CIRCUITS, and XILINX. Other solid gainers included US TRUST, ECHOSTAR COMMUNICATION, ANALOG DEVICES, HUMAN GENOME SCIENCE, and AT&T- LIBERTY MEDIA. Some of the weaker names for the period were BED BATH & BEYOND, GENZYME CORP, FIRST DATA, EXPRESS SCRIPTS, and ITT EDUCATIONAL SERVICES.

As a group, mid-cap growth stocks are posting solid earnings growth. Though valuations remain high on a historical basis, they are quite reasonable compared to the overall market. The management team expects the Federal Reserve to succeed in slowing the pace of the economy and keeping inflation in check. This should provide a positive fundamental backdrop for mid-cap growth stocks. In addition, the managers are looking for relatively low inflation for the foreseeable future, especially now that oil prices may be close to peaking. Strong productivity trends are expected to persist, reinforcing this generally benign inflation outlook. However, the disparity in valuations among market sectors remains a challenge.

                                                                ----------------

MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Lord, Abbett & Company
                                          Goldman Sachs Asset Management
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MID CAP VALUE PORTFOLIO  RUSSELL MIDCAP VALUE INDEX
2.08.1999                  $10,000                     $10,000
2.99                        $9,610                      $9,780
3.99                        $9,980                      $9,920
6.99                       $11,550                     $11,029
9.99                       $10,210                      $9,856
12.99                      $10,465                     $10,228
3.00                       $10,955                     $10,331

----------------------------------
MID CAP VALUE PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/00
----------------------------------
  1-Year                                       9.76%
  Since Inception (2/8/99)                     8.29%
----------------------------------

Russell Midcap-TM- Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000-Registered Trademark- Value index.

PERFORMANCE REVIEW

The Portfolio posted a 9.76% gain during the annual reporting period, compared to the Russell Midcap Value Index, which returned 4.15%.

In an extraordinary period for the overall economy, many companies posted solid operating results. However, without the badges of a) high-visibility growth or
b) an obvious role in the "new economy," these same solid operators lagged the stock market. Investors' gravitation to very few leaders has driven remarkable stock performance. Since year-end, however, a rising interest rate environment has sparked investor impatience toward those stocks which have not yet delivered earnings results to match their valuations and tremendous price volatility among expensive stocks. Out of this environment, there have been solid returns among those stocks which previously went unrecognized despite strong business performance. The Portfolio benefited by owning well-positioned businesses selling at conservative valuations.

The Portfolio owns a number of technology and energy stocks whose gains helped drive performance throughout the period. Investments in electric utilities companies also performed well as a result of a trend toward deregulation in the industry. Apart from a few select insurance companies, financial stocks were among the Portfolio's weaker performers. The Portfolio continues to benefit from a reduced exposure to banks and other financial companies.

On the downside, holdings in the basic industry, capital goods and consumer non-cyclical sectors hampered overall Portfolio performance due to rising interest rates, souring consumer confidence and a reduction in profit margins.

----------------
234

SMALL CAP PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital
PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Lord, Abbett & Company
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SMALL CAP PORTFOLIO  RUSSELL 2000 INDEX
2/8/99              $10,000             $10,000
2/99                 $9,510              $9,190
3/99                 $9,910              $9,333
6/99                $11,120             $10,784
9/99                $10,550             $10,103
12/99               $13,677             $11,967
3/00                $14,567             $12,614

----------------------------------
SMALL CAP PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/00
----------------------------------
  1-Year                                      46.99%
  Since Inception (2/8/99)                    38.90%
----------------------------------

Russell 2000-Registered Trademark- Index measures the performance of the 2,000 smallest companies in the Russell 3000-Registered Trademark- Index, and generally represents less than 20% of the total market capitalization of the Russell 3000-Registered Trademark- Index. The
Russell 3000-Registered Trademark- Index is comprised of the 3000 largest
U.S. companies as determined by market capitalization.

PERFORMANCE REVIEW
During the 12 months ending March 31, 2000, the Small Cap Portfolio's 46.99% return handily outpaced the 37.29% return of the benchmark Russell 2000 Index.

Careful bottom-up stock selection contributed to the Portfolio's positive return. The Portfolio maintained larger weightings in the technology and healthcare sectors than in the past, but still carried less exposure to these sectors than the Russell 2000 Index. Underweighting continued in financial services companies, since this area did not seem to offer the long-term earnings growth potential that was sought. The Portfolio was overweighted in the consumer discretionary sector, including companies in the retail and leisure industries, where several opportunities were uncovered as a result of ongoing, proprietary research.

As expected, the technology sector performed well for the period, with strong showings from NETWORK APPLIANCE CORP., ART TECHNOLOGY GROUP INC., ENGAGE TECHNOLOGIES INC., PROXIM INC., and POWERWAVE TECHNOLOGIES INC. However, the real turnaround group for the year was the energy sector. Top performers in this group included MAVERICK TUBE CORP., PRECISION DRILLING CORP. and BJ SERVICES CO.

The management team believes that these sectors will continue to outperform but is wary of overvaluation and expects increased volatility during the remainder of the year 2000.

                                                                ----------------

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Lord, Abbett & Company
                                          Goldman Sachs Asset Management
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        INTERNATIONAL EQUITY PORTFOLIO  MSCI EAFE INDEX
2/8/99                         $10,000          $10,000
2/99                            $9,930           $9,764
3/99                           $10,340          $10,174
6/99                           $10,630          $10,439
9/99                           $10,900          $10,905
12/99                          $12,924          $12,765
3/00                           $13,583          $12,758

----------------------------------
INTERNATIONAL EQUITY PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/00
----------------------------------
  1-Year                                      31.36%
  Since Inception (2/8/99)                    30.61%
----------------------------------

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index that includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The Index is weighted by market capitalization and therefore has a heavy representation in countries with large stock markets, such as Japan.

PERFORMANCE REVIEW

The Portfolio posted a return of 31.36% during the year ended March 31, 2000, significantly outperforming its benchmark, the MSCI EAFE Index which returned 25.40%.

During the reporting period, many Japanese companies began to display improving fundamentals. Consequently, exposure to Japan was increased by investing in companies offering relative value in a market that had seen considerable price appreciation. The Portfolio's stocks of UK and European technology companies performed well. Towards the end of the period, stocks of European auto component companies struggled, following government-induced price pressure in the UK and the rest of Europe.

While regional asset allocation contributed positively to overall returns, currency weakness and overweighted European exposure hindered the Portfolio more than once during the period. Stock and sector selection continued to be primary drivers of performance. The Portfolio's positive returns were closely aligned to "new economy" companies, particularly technology, Internet and software companies. In addition, industrial components companies and telecommunication companies performed well. Conversely, the abrupt rally of the consumer and industrial sectors in the closing weeks of the period detracted from performance, although the extent of this was limited by a partial re-allocation to these sectors.

The managers continued to reposition the Portfolio to include more growth-oriented information technology services companies as well as additional software companies. They intend to maintain an overweight position in media, telecom services, pharmaceuticals and consumer goods, and an underweight position in capital goods and retailers.

----------------
236

DIVERSIFIED FIXED INCOME PORTFOLIO

INVESTMENT OBJECTIVE:                     Relatively high current income and secondarily capital appreciation

PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Wellington Management Company, LLP
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               LEHMAN BROTHERS GOVERNMENT/
           Diversified Fixed Income Portfolio         Corporate Bond Index
2.08.1999                             $10,000                      $10,000
2.99                                   $9,660                       $9,762
3.99                                   $9,940                       $9,811
6.99                                   $9,820                       $9,704
9.99                                   $9,850                       $9,756
12.99                                  $9,863                       $9,716
3.00                                  $10,061                       $9,976

----------------------------------
DIVERSIFIED FIXED INCOME PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/99
----------------------------------
  1-Year                                       1.22%
  Since Inception (2/8/99)                     0.54%
----------------------------------

The Lehman Brothers Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds, each with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher by a nationally recognized statistical rating organization.

PERFORMANCE REVIEW

The Portfolio returned 1.22%, just below the Lehman Brothers
Government/Corporate Bond Index return of 1.68% for the twelve months ended March 31, 2000.

The Portfolio maintained a shorter-than-average maturity in its government portion throughout the year. This strategy helped over the first three quarters, but not over the last quarter as long-term rates fell, while short and intermediate rates continued to rise. Likewise, the Portfolio's high-yield portion also performed well over the first three quarters but weakened with the overall high-yield market in the last fiscal quarter.

Although exposure to the spread sectors detracted from relative returns during the reporting period, the management team still views valuations as attractive and plans to continue to add to these sectors. However, the available supply of corporate issues is not abundant. The managers have taken advantage of new issuance when pricing is attractive and continue to scour dealer inventories for securities as well. With the Federal Reserve's bias toward raising interest rates, the managers expect to maintain their shorter maturity bias in the government portion.

                                                                ----------------

CASH MANAGEMENT PORTFOLIO

PERFORMANCE REVIEW

During the 12-month period ended March 31, 2000, three major factors combined to push yields on short-term money market securities significantly higher:

- THE EXTRAORDINARY PERFORMANCE OF THE U.S. ECONOMY. Rapid U.S. economic growth, record equity returns, benign inflation and the lowest unemployment rate in nearly 30 years fueled strong consumer confidence and consumption.

- LIQUIDITY CONCERNS SURROUNDING Y2K. Driven by Y2K-related uncertainties, money market investors and issuers believed liquidity would be scarce over year-end 1999. Consequently, more money market securities were issued, driving yields higher. As with most other Year 2000 fears, however, these liquidity concerns turned out to be unfounded.

- THE ACTIONS OF THE FEDERAL RESERVE BOARD. The Federal Reserve raised interest rates in order to combat inflationary pressures. Policymakers believed that productivity increases could not continue to counteract the potential increases in labor costs that tight labor markets might cause. Thus, the Federal Reserve raised the Federal funds rate five times in 25-basis-point increments since June 1999, bringing the rate to 6.0% by the close of the annual period -- its highest level in five years.

Although the economy continues to fire on all cylinders, signs of commodity-induced inflation and wage pressures have not begun to show. In this strong-growth, low-inflationary environment, policymakers appear content with a gradualist approach for now. In expectation of further tightenings, the Portfolio's average days to maturity should remain equal to -- or slightly shorter than -- the Donahue average.

----------------
238

                 (This page has been left blank intentionally.)

                                                                ----------------

                 (This page has been left blank intentionally.)

----------------
240

INDIVIDUAL PORTFOLIO REVIEWS

             To help you better understand the investment management of your SEASONS SELECT VARIABLE ANNUITY, we have included on the following pages investment comments regarding the 15 investment portfolios of the Seasons Series Trust, the underlying investments of your SEASONS SELECT VARIABLE ANNUITY. Each SEASONS STRATEGY invests in a different allocation of these underlying portfolios (not all portfolios are included in each STRATEGY):

             1.  Multi-Managed Growth Portfolio

             2.  Multi-Managed Moderate Growth Portfolio

             3.  Multi-Managed Income/Equity Portfolio

             4.  Multi-Managed Income Portfolio

             5.  Asset Allocation: Diversified Growth Portfolio

             6.  Stock Portfolio

              SEASONS SELECT PORTFOLIOS

             7.  Large Cap Growth Portfolio

             8.  Large Cap Composite Portfolio

             9.  Large Cap Value Portfolio

             10. Mid Cap Growth Portfolio

             11. Mid Cap Value Portfolio

             12. Small Cap Portfolio

             13. International Equity Portfolio

             14. Diversified Fixed Income Portfolio

             15. Cash Management Portfolio

             Asset allocations for each STRATEGY, as shown in your SEASONS SELECT prospectus, represent a "neutral asset allocation mix"; actual allocations may vary based on performance and the money managers' evaluation of market conditions. For more information on the composition of the SEASONS STRATEGIES as well as their underlying portfolios, please refer to your SEASONS SELECT prospectus.

             Seasons Select Portfolios are two-thirds actively managed, one-third passively managed. The one-third passive management is designed to replicate the performance of the appropriate index. Each of the remaining thirds is actively managed by experts who bring their knowledge and experience to the security selection and asset allocation processes.

             In the following pages, we have also included graphs that compare the portfolio's performance with certain market indices. These graphs show the hypothetical growth of a $10,000 investment in the Seasons Series Trust portfolio versus the same $10,000 investment in comparable market indices, from the portfolio's inception date through March 31, 2000. Descriptions of these market indices are provided next to the individual graphs.

             PLEASE NOTE THAT THE GRAPHS AND TABLES THAT ACCOMPANY THE FOLLOWING INVESTMENT COMMENTS SHOW THE PERFORMANCE OF THE PORTFOLIOS AT THE SEASONS SERIES TRUST LEVEL AND INCLUDE ALL TRUST EXPENSES, BUT NO INSURANCE COMPANY EXPENSES ASSOCIATED WITH THE VARIABLE ANNUITY AND NO CONTINGENT DEFERRED SALES CHARGE. ALL DIVIDENDS ARE ASSUMED TO BE REINVESTED. NO EXPENSES ARE DEDUCTED FROM THE PERFORMANCE OF THE INDICES.

                                                                ----------------

                                                   Presorted
                                                    Standard
                                           U.S. Postage Paid
                                                 Towne, Inc.

[LOGO]
      1 SunAmerica Center
      Los Angeles, CA 90067-6022
      ADDRESS SERVICE REQUESTED

J-2309-AR (R5/00)